UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  February 29

Date of reporting period:  February 29, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
February 29, 2020
Columbia Overseas Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Overseas Value Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Overseas Value Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2008
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	1 Year	5 Years	10 Years
Class A*	Excluding sales charges	02/28/13	-4.10	2.58	4.66
	Including sales charges		-9.58	1.37	4.03
Advisor Class*		07/01/15	-3.78	2.84	5.02
Class C*	Excluding sales charges	02/28/13	-4.81	1.82	3.88
	Including sales charges		-5.73	1.82	3.88
Institutional Class		03/31/08	-3.76	2.83	5.01
Institutional 2 Class*		07/01/15	-3.68	2.96	5.08
Institutional 3 Class*		07/01/15	-3.65	3.03	5.11
Class R*		03/01/16	-4.30	2.33	4.51
MSCI EAFE Value Index (Net)			-6.61	-0.40	3.20
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Overseas Value Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2010 — February 29, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Overseas Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	5.9
Consumer Discretionary	7.9
Consumer Staples	11.1
Energy	11.6
Financials	26.8
Health Care	10.0
Industrials	12.5
Information Technology	3.0
Materials	6.6
Real Estate	1.5
Utilities	3.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4	Columbia Overseas Value Fund | Annual Report 2020

Fund at a Glance   (continued)
Country breakdown (%) (at February 29, 2020)
Australia	2.4
Austria	1.3
Canada	4.8
China	0.7
Finland	1.9
France	11.4
Germany	7.6
Hong Kong	1.8
Ireland	0.1
Israel	2.4
Italy	0.4
Japan	22.6
Netherlands	8.3
Norway	1.8
Pakistan	0.6
Portugal	0.0(a)
Russian Federation	0.6
Singapore	1.8
South Korea	1.0
Spain	3.5
Sweden	0.4
Switzerland	0.5
United Kingdom	17.8
United States(b)	6.3
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds and Exchange-Traded Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Overseas Value Fund | Annual Report 2020	5

Manager Discussion of Fund Performance
For the 12-month period that ended February 29, 2020, the Fund’s Class A shares returned -4.10% excluding sales charges, outperforming its benchmark, the MSCI EAFE Value Index (Net), which returned -6.61%. The Fund’s security selection was the principal driver of performance, while sector and country allocation detracted modestly.
Surprising financial market resilience, then a global shock
Until the last two weeks of the 12-month period that ended February 29, 2020, markets performed surprisingly strongly. Global stocks were resilient despite a number of shocks that threatened to disrupt the global economy, in particular the ongoing trade war between the United States and China, the world’s two largest economies. Reflecting trade tensions, global manufacturing indices (PMIs) steadily declined over most of the period. Other challenging events included the Brexit (the U.K.’s departure from the European Union) standoff, severe political tensions in Hong Kong, and the attack on Saudi Arabia’s largest oil refinery. However, toward the end of the period, economic and political reverberations from the coronavirus outbreak spurred a wave of selling within equity markets.
Over the 12-month period, a gradual deceleration in economic growth caused global central banks’ monetary policies to remain extremely accommodative, supporting for a time the returns of fixed-income assets, as well as equities. Short-term interest rates declined worldwide, while in the United States volatility within the money markets induced the U.S. Federal Reserve to expand its balance sheet in order to preserve liquidity.
The coronavirus outbreak in early 2020 was a seminal and extremely disruptive event for financial markets and investors. A localized outbreak in the Hubei province in China metastasized into a global pandemic that has caused a significant percentage of the world’s population to shelter in place, creating both a supply shock as global supply chains are interrupted, as well as a demand shock as individuals have avoided travel and major events, and have curtailed many forms of economic engagement.
Industry allocation and security selection
During the period, the Fund’s sector weighting decisions detracted modestly from relative return, in particular from an overweight to the energy sector and an underweight to the utilities sector. The Fund’s country weightings detracted somewhat, driven by an overweight to the Netherlands. However, as is typical for the Fund, relative performance was largely driven by stock selection. In terms of individual holdings, the Fund’s position in BW LPG, a Singapore-based shipping company, performed strongly as previously depressed freight rates improved. Elsewhere, holdings in Yamana Gold, Inc. boosted performance as the Canadian metals producer benefited from a rally in gold prices. Lastly, the Fund’s position in Japanese import/export firm ITOCHU Corp. posted gains driven by strong cash flows across the company’s various divisions. Conversely, holdings in Dutch financial firm ABN AMRO Bank NV detracted as the company’s results were hurt by declining interest rates, which squeezed the bank’s interest margins, and money laundering accusations weighed on the stock. In addition, a position in Liberty Global PLC, a pan-European cable television provider, was hurt by pricing competition and weak demand in some core markets. Finally, holdings in U.K.-based specialist insurer Just Group PLC weighed on returns as the company was hurt by falling interest rates and Brexit-related declines in property prices.
During the period, the Fund used forward foreign currency contracts to hedge currency exposure associated with Fund securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in the benchmark, and/or to adjust an underweight country exposure in the portfolio. The Fund used options contracts to help efficiently exit from particular positions, or to implement a particular tactical view on the overall market without having to trade in the Fund’s underlying securities. On a stand-alone basis, the use of these derivatives had a negative impact on Fund performance.
At period’s end
News regarding the coronavirus has dominated global capital markets given the impact that the pandemic is having on both aggregate supply and demand due to the restrictive policies that are required to stem the spread of the virus. Markets dislike uncertainty, and the unique characteristics of the virus have brought significant ambiguity regarding the severity and duration of the outbreak, and its impact on the global economy and markets. Until there is a consensus expectation regarding the ultimate impact from COVID-19, markets are likely to remain extremely volatile. However, monetary conditions were very stimulative globally prior to the outbreak, and there has been tremendous momentum to support individual economies and
6	Columbia Overseas Value Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
capital markets on a country-by-country basis with an extraordinary quantity of stimulus. Once the focus turns to life after the coronavirus, we would expect a significant pickup in economic activity, as postponed demand is compressed into a catch-up period on a more durable basis, and as the monetary and fiscal stimulus currently accumulating in the system turbocharges economic activity.
At the close of the reporting period, the Fund was neutrally positioned after maintaining a defensive stance for most of 2018 and 2019 in response to expectations for decelerating economic activity. We look for an eventual market rotation into more cyclical stocks in anticipation of a resumption in economic growth.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Overseas Value Fund | Annual Report 2020	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,003.30	1,018.80	6.08	6.12	1.22
Advisor Class	1,000.00	1,000.00	1,005.30	1,020.04	4.84	4.87	0.97
Class C	1,000.00	1,000.00	999.80	1,015.07	9.80	9.87	1.97
Institutional Class	1,000.00	1,000.00	1,005.30	1,020.04	4.84	4.87	0.97
Institutional 2 Class	1,000.00	1,000.00	1,006.20	1,020.59	4.29	4.32	0.86
Institutional 3 Class	1,000.00	1,000.00	1,006.40	1,020.74	4.14	4.17	0.83
Class R	1,000.00	1,000.00	1,002.60	1,017.55	7.32	7.37	1.47
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Overseas Value Fund | Annual Report 2020

Portfolio of Investments
February 29, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Australia 2.4%
Ansell Ltd.	1,055,466	20,647,754
BHP Group Ltd., ADR	289,271	12,528,327
National Australia Bank Ltd.	531,161	8,740,834
Total		41,916,915
Austria 1.3%
Andritz AG	667,955	23,637,379
Canada 4.8%
Alimentation Couche-Tard, Inc., Class B	574,318	17,440,269
Cameco Corp.	2,060,169	17,882,267
Stars Group, Inc. (The)(a)	830,396	19,029,973
Teck Resources Ltd., Class B	743,938	7,528,653
Teekay Tankers Ltd., Class A(a)	204,366	3,382,257
Yamana Gold, Inc.	5,127,126	19,585,621
Total		84,849,040
China 0.7%
Tencent Holdings Ltd.	230,500	11,687,435
Finland 1.9%
UPM-Kymmene OYJ	1,061,996	32,679,970
France 11.4%
AXA SA	1,932,180	44,912,250
BNP Paribas SA	732,983	35,579,227
Capgemini SE	204,777	22,692,827
DBV Technologies SA, ADR(a)	279,080	2,732,193
Eiffage SA	116,816	12,495,786
Sanofi	315,753	29,448,967
Total SA	1,209,773	52,289,263
Total		200,150,513
Germany 7.5%
Allianz SE, Registered Shares	76,096	16,577,508
Aroundtown SA	1,737,252	15,093,131
Bayer AG, Registered Shares	238,373	17,335,930
Covestro AG	611,446	23,692,048
Duerr AG	697,951	22,137,580
E.ON SE	2,008,781	23,334,530
Common Stocks (continued)
Issuer	Shares	Value ($)
KION Group AG	261,883	14,163,523
Total		132,334,250
Hong Kong 1.8%
WH Group Ltd.	29,510,000	30,968,131
Ireland 0.1%
Amarin Corp. PLC, ADR(a)	116,960	1,715,803
Israel 2.4%
Bank Hapoalim BM	4,176,552	32,493,995
Bezeq Israeli Telecommunication Corp., Ltd.(a)	12,317,855	8,983,276
Total		41,477,271
Italy 0.4%
Esprinet SpA	1,142,413	6,244,618
Japan 22.6%
CYBERDYNE, Inc.(a)	117,300	473,484
Dai-ichi Life Holdings, Inc.	1,023,100	13,875,640
Invincible Investment Corp.	25,552	10,339,997
ITOCHU Corp.	1,789,400	40,550,302
Kinden Corp.	1,009,100	15,235,380
Koito Manufacturing Co., Ltd.	252,700	9,899,449
Matsumotokiyoshi Holdings Co., Ltd.	780,700	25,632,691
Mitsubishi UFJ Financial Group, Inc.	4,207,300	20,556,698
Nihon M&A Center, Inc.	105,300	3,243,817
Nippon Telegraph & Telephone Corp.	1,754,900	40,941,416
ORIX Corp.	2,529,000	40,990,269
Ricoh Co., Ltd.	1,582,500	14,778,170
Shionogi & Co., Ltd.	324,000	17,440,931
Ship Healthcare Holdings, Inc.	334,100	13,460,939
Sony Corp.	412,400	25,423,586
Starts Corp., Inc.	252,800	5,209,282
Subaru Corp.	755,400	18,283,236
Sumitomo Mitsui Financial Group, Inc.	184,900	5,866,842
Takeda Pharmaceutical Co., Ltd.	1,155,700	39,910,459
Takuma Co., Ltd.	873,645	9,498,393
Toyota Motor Corp.	373,400	24,519,206
Total		396,130,187
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Netherlands 8.3%
ABN AMRO Bank NV	1,830,164	25,101,325
ASR Nederland NV	950,387	31,982,618
ING Groep NV	4,111,241	39,368,592
Koninklijke Ahold Delhaize NV	846,278	19,770,983
Signify NV	982,139	29,264,285
Total		145,487,803
Norway 1.8%
BW LPG Ltd.	1,927,674	12,033,310
Kongsberg Automotive ASA(a)	2,888,319	1,321,874
Leroy Seafood Group ASA	3,047,196	18,774,228
Total		32,129,412
Pakistan 0.6%
DG Khan Cement Co., Ltd.	9,133,400	4,089,362
Lucky Cement Ltd.	1,790,650	5,697,767
Total		9,787,129
Portugal 0.0%
Banco Espirito Santo SA, Registered Shares(a),(b),(c)	3,582,817	4
Russian Federation 0.6%
Sberbank of Russia PJSC, ADR	728,098	10,388,983
Singapore 1.8%
DBS Group Holdings Ltd.	1,780,300	31,127,149
South Korea 1.0%
GS Home Shopping, Inc.	20,751	2,130,312
Hyundai Home Shopping Network Corp.	100,321	6,111,562
Youngone Corp.	357,173	9,374,775
Total		17,616,649
Spain 3.5%
ACS Actividades de Construccion y Servicios SA	519,103	15,478,854
Banco Santander SA	1,746,385	6,455,267
Endesa SA	1,148,477	29,552,616
Tecnicas Reunidas SA(a)	415,721	9,399,875
Total		60,886,612
Sweden 0.4%
Granges AB	810,909	6,538,831
Switzerland 0.5%
Novartis AG, Registered Shares	106,910	8,993,617
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 17.8%
Barclays Bank PLC	7,304,963	13,999,905
BP PLC	6,347,334	32,978,255
British American Tobacco PLC	1,126,299	44,533,026
BT Group PLC	8,110,392	14,878,661
Crest Nicholson Holdings PLC	1,331,823	7,767,308
DCC PLC	404,644	28,981,841
GW Pharmaceuticals PLC, ADR(a)	38,201	3,908,344
HSBC Holdings PLC	1,982,418	13,389,737
Inchcape PLC	893,706	6,680,392
John Wood Group PLC	1,807,404	8,666,951
Just Group PLC(a)	22,156,475	20,624,152
Legal & General Group PLC	4,262,539	14,440,948
Micro Focus International PLC	855,269	8,145,340
Royal Dutch Shell PLC, Class B	2,884,298	62,517,845
TP ICAP PLC	4,755,387	22,436,654
WPP PLC	896,252	8,611,247
Total		312,560,606
United States 4.4%
Aerie Pharmaceuticals, Inc.(a)	162,749	2,848,107
Alexion Pharmaceuticals, Inc.(a)	35,464	3,334,680
Burford Capital Ltd.	1,585,567	11,249,595
Insmed, Inc.(a)	121,314	3,020,719
Liberty Global PLC, Class C(a)	862,925	16,041,776
Primo Water Corp.	2,377,780	33,883,365
Quotient Ltd.(a)	746,481	4,538,604
Sage Therapeutics, Inc.(a)	49,617	2,331,999
Total		77,248,845
Total Common Stocks (Cost $1,909,883,833)		1,716,557,152

Exchange-Traded Equity Funds 1.0%
	Shares	Value ($)
United States 1.0%
iShares MSCI EAFE ETF	280,582	17,463,423
Total Exchange-Traded Equity Funds (Cost $18,894,251)		17,463,423

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Overseas Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Options Purchased Puts 0.0%
Value ($)
(Cost $778,033)	867,680

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(d),(e)	15,491,357	15,491,357
Total Money Market Funds (Cost $15,490,644)		15,491,357
Total Investments in Securities (Cost $1,945,046,761)		1,750,379,612
Other Assets & Liabilities, Net		1,698,063
Net Assets		$1,752,077,675
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
87,463,000 CAD	66,225,080 USD	Goldman Sachs	03/26/2020	1,061,737	—
114,268,000 ILS	33,192,355 USD	Goldman Sachs	03/26/2020	207,740	—
3,603,100,000 JPY	33,129,212 USD	Goldman Sachs	03/26/2020	—	(320,069)
20,671,007,000 KRW	17,523,000 USD	Goldman Sachs	03/26/2020	356,142	—
142,872,000 NOK	15,578,300 USD	Goldman Sachs	03/26/2020	391,360	—
78,109,315 USD	115,560,000 AUD	Goldman Sachs	03/26/2020	—	(2,785,224)
27,328,386 USD	26,514,000 CHF	Goldman Sachs	03/26/2020	200,013	—
27,291,738 USD	261,927,000 SEK	Goldman Sachs	03/26/2020	—	(2,381)
Total				2,216,992	(3,107,674)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
CBOE Volatility Index	JPMorgan	USD	6,000,456	1,496	30.00	03/18/2020	778,033	867,680
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2020, the total value of these securities amounted to $4, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	9,754,825	355,228,794	(349,492,262)	15,491,357	(1,553)	713	238,200	15,491,357
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
February 29, 2020
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
SEK	Swedish Krona
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Overseas Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	12,528,327	29,388,588	—	41,916,915
Austria	—	23,637,379	—	23,637,379
Canada	84,849,040	—	—	84,849,040
China	—	11,687,435	—	11,687,435
Finland	—	32,679,970	—	32,679,970
France	2,732,193	197,418,320	—	200,150,513
Germany	—	132,334,250	—	132,334,250
Hong Kong	—	30,968,131	—	30,968,131
Ireland	1,715,803	—	—	1,715,803
Israel	—	41,477,271	—	41,477,271
Italy	—	6,244,618	—	6,244,618
Japan	—	396,130,187	—	396,130,187
Netherlands	—	145,487,803	—	145,487,803
Norway	—	32,129,412	—	32,129,412
Pakistan	—	9,787,129	—	9,787,129
Portugal	—	—	4	4
Russian Federation	—	10,388,983	—	10,388,983
Singapore	—	31,127,149	—	31,127,149
South Korea	—	17,616,649	—	17,616,649
Spain	—	60,886,612	—	60,886,612
Sweden	—	6,538,831	—	6,538,831
Switzerland	—	8,993,617	—	8,993,617
United Kingdom	3,908,344	308,652,262	—	312,560,606
United States	65,999,250	11,249,595	—	77,248,845
Total Common Stocks	171,732,957	1,544,824,191	4	1,716,557,152
Exchange-Traded Equity Funds	17,463,423	—	—	17,463,423
Options Purchased Puts	867,680	—	—	867,680
Money Market Funds	15,491,357	—	—	15,491,357
Total Investments in Securities	205,555,417	1,544,824,191	4	1,750,379,612
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	2,216,992	—	2,216,992
Liability
Forward Foreign Currency Exchange Contracts	—	(3,107,674)	—	(3,107,674)
Total	205,555,417	1,543,933,509	4	1,749,488,930
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2020	13

Statement of Assets and Liabilities
February 29, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,928,778,084)	$1,734,020,575
Affiliated issuers (cost $15,490,644)	15,491,357
Options purchased (cost $778,033)	867,680
Cash	512,917
Unrealized appreciation on forward foreign currency exchange contracts	2,216,992
Receivable for:
Investments sold	1,742,870
Capital shares sold	4,614,739
Dividends	3,866,782
Foreign tax reclaims	1,221,546
Expense reimbursement due from Investment Manager	598
Prepaid expenses	3,518
Total assets	1,764,559,574
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	3,107,674
Payable for:
Investments purchased	5,347,664
Capital shares purchased	3,388,958
Management services fees	38,700
Distribution and/or service fees	3,017
Transfer agent fees	157,847
Compensation of board members	216,167
Other expenses	221,872
Total liabilities	12,481,899
Net assets applicable to outstanding capital stock	$1,752,077,675
Represented by
Paid in capital	2,228,994,307
Total distributable earnings (loss)	(476,916,632)
Total - representing net assets applicable to outstanding capital stock	$1,752,077,675
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Overseas Value Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
February 29, 2020
Class A
Net assets	$309,065,454
Shares outstanding	36,130,850
Net asset value per share	$8.55
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.07
Advisor Class
Net assets	$210,152,421
Shares outstanding	24,633,572
Net asset value per share	$8.53
Class C
Net assets	$28,608,223
Shares outstanding	3,365,165
Net asset value per share	$8.50
Institutional Class
Net assets	$443,216,959
Shares outstanding	51,734,219
Net asset value per share	$8.57
Institutional 2 Class
Net assets	$493,226,061
Shares outstanding	57,910,737
Net asset value per share	$8.52
Institutional 3 Class
Net assets	$260,599,185
Shares outstanding	30,560,398
Net asset value per share	$8.53
Class R
Net assets	$7,209,372
Shares outstanding	864,277
Net asset value per share	$8.34
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2020	15

Statement of Operations
Year Ended February 29, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$69,819,509
Dividends — affiliated issuers	238,200
Foreign taxes withheld	(5,821,920)
Total income	64,235,789
Expenses:
Management services fees	14,663,603
Distribution and/or service fees
Class A	839,005
Class C	355,560
Class R	34,672
Transfer agent fees
Class A	490,387
Advisor Class	279,188
Class C	51,971
Institutional Class	675,091
Institutional 2 Class	303,293
Institutional 3 Class	22,769
Class R	10,129
Compensation of board members	60,353
Custodian fees	272,520
Printing and postage fees	136,259
Registration fees	168,890
Audit fees	42,782
Legal fees	24,242
Interest on collateral	2,946
Compensation of chief compliance officer	386
Other	52,488
Total expenses	18,486,534
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(464,931)
Fees waived by transfer agent
Institutional 2 Class	(89,926)
Expense reduction	(382)
Total net expenses	17,931,295
Net investment income	46,304,494
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	37,737,449
Investments — affiliated issuers	(1,553)
Foreign currency translations	34,346
Forward foreign currency exchange contracts	(6,607,559)
Options purchased	(4,145,582)
Options contracts written	318,428
Net realized gain	27,335,529
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(144,874,731)
Investments — affiliated issuers	713
Foreign currency translations	(100,392)
Forward foreign currency exchange contracts	839,915
Options purchased	608,884
Options contracts written	249
Net change in unrealized appreciation (depreciation)	(143,525,362)
Net realized and unrealized loss	(116,189,833)
Net decrease in net assets resulting from operations	$(69,885,339)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Overseas Value Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended February 29, 2020	Year Ended February 28, 2019
Operations
Net investment income	$46,304,494	$40,968,366(a)
Net realized gain	27,335,529	8,276,974(a)
Net change in unrealized appreciation (depreciation)	(143,525,362)	(137,012,216)(a)
Net decrease in net assets resulting from operations	(69,885,339)	(87,766,876)
Distributions to shareholders
Net investment income and net realized gains
Class A	(12,173,862)	(11,129,073)
Advisor Class	(8,445,439)	(4,877,227)
Class C	(1,005,856)	(1,101,771)
Institutional Class	(18,507,512)	(13,232,351)
Institutional 2 Class	(21,627,056)	(11,949,202)
Institutional 3 Class	(10,936,273)	(7,891,502)
Class R	(257,575)	(129,052)
Class T	—	(12,607)
Total distributions to shareholders	(72,953,573)	(50,322,785)
Increase in net assets from capital stock activity	130,646,357	691,732,292
Total increase (decrease) in net assets	(12,192,555)	553,642,631
Net assets at beginning of year	1,764,270,230	1,210,627,599
Net assets at end of year	$1,752,077,675	$1,764,270,230

(a)	Amounts for the year ended February 28, 2019, as disclosed in the prior financial statements, have been corrected, see Note 10 to the Notes to Financial Statements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2020	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 29, 2020		February 28, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,127,924	57,347,219	10,252,736	100,421,639
Distributions reinvested	1,209,112	11,700,791	1,167,990	10,628,368
Redemptions	(8,137,467)	(75,738,653)	(9,579,912)	(90,346,038)
Net increase (decrease)	(800,431)	(6,690,643)	1,840,814	20,703,969
Advisor Class
Subscriptions	14,289,588	131,823,892	16,608,652	158,458,810
Distributions reinvested	875,678	8,444,871	549,056	4,875,876
Redemptions	(8,022,754)	(74,168,783)	(7,267,321)	(64,550,993)
Net increase	7,142,512	66,099,980	9,890,387	98,783,693
Class C
Subscriptions	559,233	5,214,228	2,382,707	23,294,142
Distributions reinvested	101,570	978,120	116,574	1,079,628
Redemptions	(1,880,320)	(17,293,672)	(2,239,354)	(21,194,842)
Net increase (decrease)	(1,219,517)	(11,101,324)	259,927	3,178,928
Institutional Class
Subscriptions	22,205,355	206,972,718	37,501,046	356,509,812
Distributions reinvested	1,852,312	17,935,604	1,404,912	12,660,249
Redemptions	(19,028,873)	(177,456,130)	(22,037,346)	(203,937,393)
Net increase	5,028,794	47,452,192	16,868,612	165,232,668
Institutional 2 Class
Subscriptions	12,158,615	112,681,798	58,444,628	534,350,296
Distributions reinvested	2,247,844	21,625,580	1,395,264	11,881,874
Redemptions	(14,502,449)	(134,453,160)	(8,493,058)	(76,627,116)
Net increase (decrease)	(95,990)	(145,782)	51,346,834	469,605,054
Institutional 3 Class
Subscriptions	9,283,296	85,767,709	11,498,746	110,803,219
Distributions reinvested	1,135,561	10,936,162	881,444	7,891,406
Redemptions	(6,815,245)	(63,661,555)	(18,347,804)	(186,649,689)
Net increase (decrease)	3,603,612	33,042,316	(5,967,614)	(67,955,064)
Class K
Redemptions	—	—	(14,117)	(147,944)
Net decrease	—	—	(14,117)	(147,944)
Class R
Subscriptions	448,384	4,084,889	452,712	4,200,572
Distributions reinvested	24,432	230,639	12,449	109,035
Redemptions	(258,643)	(2,325,910)	(121,077)	(1,105,947)
Net increase	214,173	1,989,618	344,084	3,203,660
Class T
Distributions reinvested	—	—	1,259	12,568
Redemptions	—	—	(99,744)	(885,240)
Net decrease	—	—	(98,485)	(872,672)
Total net increase	13,873,153	130,646,357	74,470,442	691,732,292
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Overseas Value Fund | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Overseas Value Fund | Annual Report 2020	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2020	$9.24	0.22	(0.56)	(0.34)	(0.33)	(0.02)	(0.35)
Year Ended 2/28/2019	$10.37	0.27(e)	(1.10)(e)	(0.83)	(0.13)	(0.17)	(0.30)
Year Ended 2/28/2018	$8.52	0.14	2.04	2.18	(0.15)	(0.18)	(0.33)
Year Ended 2/28/2017	$7.46	0.17	1.04	1.21	(0.15)	—	(0.15)
Year Ended 2/29/2016	$8.65	0.16	(1.18)	(1.02)	(0.17)	—	(0.17)
Advisor Class
Year Ended 2/29/2020	$9.21	0.22	(0.52)	(0.30)	(0.36)	(0.02)	(0.38)
Year Ended 2/28/2019	$10.35	0.28(e)	(1.10)(e)	(0.82)	(0.15)	(0.17)	(0.32)
Year Ended 2/28/2018	$8.49	0.15	2.06	2.21	(0.17)	(0.18)	(0.35)
Year Ended 2/28/2017	$7.43	0.12	1.10	1.22	(0.16)	—	(0.16)
Year Ended 2/29/2016(i)	$8.78	0.01	(1.17)	(1.16)	(0.19)	—	(0.19)
Class C
Year Ended 2/29/2020	$9.20	0.16	(0.57)	(0.41)	(0.27)	(0.02)	(0.29)
Year Ended 2/28/2019	$10.31	0.20(e)	(1.09)(e)	(0.89)	(0.05)	(0.17)	(0.22)
Year Ended 2/28/2018	$8.48	0.06	2.04	2.10	(0.09)	(0.18)	(0.27)
Year Ended 2/28/2017	$7.44	0.06	1.08	1.14	(0.10)	—	(0.10)
Year Ended 2/29/2016	$8.64	0.09	(1.17)	(1.08)	(0.12)	—	(0.12)
Institutional Class
Year Ended 2/29/2020	$9.25	0.24	(0.54)	(0.30)	(0.36)	(0.02)	(0.38)
Year Ended 2/28/2019	$10.38	0.29(e)	(1.10)(e)	(0.81)	(0.15)	(0.17)	(0.32)
Year Ended 2/28/2018	$8.53	0.15	2.05	2.20	(0.17)	(0.18)	(0.35)
Year Ended 2/28/2017	$7.46	0.12	1.11	1.23	(0.16)	—	(0.16)
Year Ended 2/29/2016	$8.66	0.10	(1.11)	(1.01)	(0.19)	—	(0.19)
Institutional 2 Class
Year Ended 2/29/2020	$9.20	0.25	(0.54)	(0.29)	(0.37)	(0.02)	(0.39)
Year Ended 2/28/2019	$10.33	0.30(e)	(1.10)(e)	(0.80)	(0.16)	(0.17)	(0.33)
Year Ended 2/28/2018	$8.48	0.18	2.03	2.21	(0.18)	(0.18)	(0.36)
Year Ended 2/28/2017	$7.42	0.15	1.09	1.24	(0.18)	—	(0.18)
Year Ended 2/29/2016(k)	$8.78	0.02	(1.18)	(1.16)	(0.20)	—	(0.20)
Institutional 3 Class
Year Ended 2/29/2020	$9.21	0.25	(0.54)	(0.29)	(0.37)	(0.02)	(0.39)
Year Ended 2/28/2019	$10.35	0.30(e)	(1.10)(e)	(0.80)	(0.17)	(0.17)	(0.34)
Year Ended 2/28/2018	$8.49	0.21	2.02	2.23	(0.19)	(0.18)	(0.37)
Year Ended 2/28/2017	$7.42	0.07	1.18	1.25	(0.18)	—	(0.18)
Year Ended 2/29/2016(l)	$8.78	0.07	(1.22)	(1.15)	(0.21)	—	(0.21)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Overseas Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2020	$8.55	(4.10%)	1.24%(c)	1.22%(c),(d)	2.35%	35%	$309,065
Year Ended 2/28/2019	$9.24	(7.96%)	1.29%(c),(f)	1.25%(c),(d),(f)	2.80%(e)	58%	$341,198
Year Ended 2/28/2018	$10.37	25.72%	1.36%(g)	1.36%(d),(g)	1.41%	47%	$363,817
Year Ended 2/28/2017	$8.52	16.25%	1.45%(h)	1.45%(h)	2.13%	89%	$243,879
Year Ended 2/29/2016	$7.46	(11.95%)	1.44%	1.44%(d)	1.93%	68%	$171,630
Advisor Class
Year Ended 2/29/2020	$8.53	(3.78%)	0.99%(c)	0.97%(c),(d)	2.41%	35%	$210,152
Year Ended 2/28/2019	$9.21	(7.80%)	1.04%(c),(f)	0.99%(c),(d),(f)	2.96%(e)	58%	$161,150
Year Ended 2/28/2018	$10.35	26.18%	1.11%(g)	1.10%(d),(g)	1.47%	47%	$78,634
Year Ended 2/28/2017	$8.49	16.55%	1.20%(h)	1.20%(h)	1.48%	89%	$23,666
Year Ended 2/29/2016(i)	$7.43	(13.43%)	1.23%(j)	1.21%(d),(j)	0.22%(j)	68%	$1,425
Class C
Year Ended 2/29/2020	$8.50	(4.81%)	1.99%(c)	1.97%(c),(d)	1.73%	35%	$28,608
Year Ended 2/28/2019	$9.20	(8.60%)	2.04%(c),(f)	2.00%(c),(d),(f)	2.09%(e)	58%	$42,165
Year Ended 2/28/2018	$10.31	24.87%	2.11%(g)	2.10%(d),(g)	0.61%	47%	$44,594
Year Ended 2/28/2017	$8.48	15.32%	2.20%(h)	2.20%(h)	0.80%	89%	$20,829
Year Ended 2/29/2016	$7.44	(12.66%)	2.19%	2.19%(d)	1.08%	68%	$5,345
Institutional Class
Year Ended 2/29/2020	$8.57	(3.76%)	0.99%(c)	0.97%(c),(d)	2.54%	35%	$443,217
Year Ended 2/28/2019	$9.25	(7.69%)	1.04%(c),(f)	1.00%(c),(d),(f)	3.05%(e)	58%	$432,061
Year Ended 2/28/2018	$10.38	25.94%	1.11%(g)	1.10%(d),(g)	1.46%	47%	$309,845
Year Ended 2/28/2017	$8.53	16.63%	1.20%(h)	1.20%(h)	1.52%	89%	$57,964
Year Ended 2/29/2016	$7.46	(11.87%)	1.22%	1.20%(d)	1.25%	68%	$3,660
Institutional 2 Class
Year Ended 2/29/2020	$8.52	(3.68%)	0.90%(c)	0.86%(c)	2.70%	35%	$493,226
Year Ended 2/28/2019	$9.20	(7.61%)	0.96%(c),(f)	0.88%(c),(f)	3.39%(e)	58%	$533,584
Year Ended 2/28/2018	$10.33	26.23%	0.99%(g)	0.98%(g)	1.82%	47%	$68,822
Year Ended 2/28/2017	$8.48	16.79%	0.98%(h)	0.98%(h)	1.82%	89%	$29,936
Year Ended 2/29/2016(k)	$7.42	(13.41%)	1.04%(j)	1.04%(j)	0.45%(j)	68%	$768
Institutional 3 Class
Year Ended 2/29/2020	$8.53	(3.65%)	0.85%(c)	0.83%(c)	2.67%	35%	$260,599
Year Ended 2/28/2019	$9.21	(7.64%)	0.89%(c),(f)	0.85%(c),(f)	3.11%(e)	58%	$248,248
Year Ended 2/28/2018	$10.35	26.37%	0.94%(g)	0.93%(g)	2.08%	47%	$340,651
Year Ended 2/28/2017	$8.49	16.95%	0.95%(h)	0.95%(h)	0.85%	89%	$13,916
Year Ended 2/29/2016(l)	$7.42	(13.34%)	0.92%(j)	0.92%(j)	1.26%(j)	68%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2020	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 2/29/2020	$9.02	0.18	(0.53)	(0.35)	(0.31)	(0.02)	(0.33)
Year Ended 2/28/2019	$10.13	0.23(e)	(1.07)(e)	(0.84)	(0.10)	(0.17)	(0.27)
Year Ended 2/28/2018	$8.33	0.08	2.03	2.11	(0.13)	(0.18)	(0.31)
Year Ended 2/28/2017(m)	$7.46	0.06	0.94	1.00	(0.13)	—	(0.13)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Amounts for the year ended February 28, 2019, as disclosed in the prior financial statements, have been corrected, see Note 10 to the Notes to Financial Statements.
(f)	Ratios include interfund lending expense which is less than 0.01%.
(g)	Ratios include line of credit interest expense which is less than 0.01%.
(h)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
02/28/2017	0.01%	0.02%	0.02%	0.02%	0.02%	0.03%	0.02%

(i)	Advisor Class shares commenced operations on July 1, 2015. Per share data and total return reflect activity from that date.
(j)	Annualized.
(k)	Institutional 2 Class shares commenced operations on July 1, 2015. Per share data and total return reflect activity from that date.
(l)	Institutional 3 Class shares commenced operations on July 1, 2015. Per share data and total return reflect activity from that date.
(m)	Class R shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Overseas Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 2/29/2020	$8.34	(4.30%)	1.49%(c)	1.47%(c),(d)	2.00%	35%	$7,209
Year Ended 2/28/2019	$9.02	(8.20%)	1.55%(c),(f)	1.49%(c),(d),(f)	2.47%(e)	58%	$5,864
Year Ended 2/28/2018	$10.13	25.46%	1.61%(g)	1.59%(d),(g)	0.80%	47%	$3,099
Year Ended 2/28/2017(m)	$8.33	13.47%	1.70%(h),(j)	1.70%(h),(j)	0.72%(j)	89%	$972
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2020	23

Notes to Financial Statements
February 29, 2020
Note 1. Organization
Columbia Overseas Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
24	Columbia Overseas Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held
Columbia Overseas Value Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020
in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
26	Columbia Overseas Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Investments, at value — Options Purchased	867,680
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,216,992
Total		3,084,672

Columbia Overseas Value Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	3,107,674
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	318,428	(4,145,582)	(3,827,154)
Foreign exchange risk	(6,607,559)	—	—	(6,607,559)
Total	(6,607,559)	318,428	(4,145,582)	(10,434,713)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	249	608,884	609,133
Foreign exchange risk	839,915	—	—	839,915
Total	839,915	249	608,884	1,449,048
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 29, 2020:
Derivative instrument	Average value ($)*
Options contracts — purchased	507,395
Options contracts — written	(37,376)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,480,205	(2,791,890)

*	Based on the ending quarterly outstanding amounts for the year ended February 29, 2020.
28	Columbia Overseas Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 29, 2020:
	Goldman Sachs ($)	JPMorgan ($)	Total ($)
Assets
Forward foreign currency exchange contracts	2,216,992	-	2,216,992
Options purchased puts	-	867,680	867,680
Total assets	2,216,992	867,680	3,084,672
Liabilities
Forward foreign currency exchange contracts	3,107,674	-	3,107,674
Total liabilities	3,107,674	-	3,107,674
Total financial and derivative net assets	(890,682)	867,680	(23,002)
Total collateral received (pledged) (a)	-	-	-
Net amount (b)	(890,682)	867,680	(23,002)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Overseas Value Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
February 29, 2020
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2020 was 0.80% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
30	Columbia Overseas Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through June 30, 2020, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.04% of the average daily net assets attributable to Institutional 2 Class shares.
For the year ended February 29, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.04
Institutional 3 Class	0.01
Class R	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $382.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Overseas Value Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
February 29, 2020
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	219,406
Class C	—	1.00(b)	4,866

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through June 30, 2020
Class A	1.22%
Advisor Class	0.97
Class C	1.97
Institutional Class	0.97
Institutional 2 Class	0.86
Institutional 3 Class	0.83
Class R	1.47
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective through June 30, 2020, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class of the average daily net assets attributable to Institutional 2 Class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
32	Columbia Overseas Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, late-year ordinary losses, capital loss carryforward, distribution reclassifications, foreign currency transactions, and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
4,904,801	(4,904,800)	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2020			Year Ended February 28, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
68,750,130	4,203,443	72,953,573	26,613,132	23,709,653	50,322,785
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	8,068,493	(277,650,518)	(202,765,847)
At February 29, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,952,254,777	88,329,114	(291,094,961)	(202,765,847)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 29, 2020, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 29, 2020, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
—	(277,650,518)	(277,650,518)	2,780,919	—
Columbia Overseas Value Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
February 29, 2020
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
4,291,732	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $709,165,027 and $622,238,239, respectively, for the year ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The
34	Columbia Overseas Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 29, 2020.
Note 9. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Columbia Overseas Value Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
February 29, 2020
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 29, 2020, two unaffiliated shareholders of record owned 33.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 23.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10.  Revision of previously issued financial statements
During the preparation of the February 29, 2020 financial statements, it was determined that certain amounts reported in the February 28, 2019 financial statements for the Fund were incorrect due to an error in accounting for a corporate action, which resulted in an understatement of reported investment income and change in unrealized depreciation and an overstatement of realized gain during that year. Management evaluated the impact of the error to the current and prior year financial statements and determined that the previously issued financial statements were not materially misstated; however, it would not be appropriate to reflect the misclassification in the current year. Accordingly, management has revised the February 28, 2019 financial statements. As the 2019 financial statements are not presented herein, the revision has been reflected by revising applicable account balances or line items in the Statement of Changes in Net Assets and Financial Highlights for 2019 to correct the error. The result of the correction was an increase to investment income and change in unrealized depreciation and a decrease to realized gain for the year then ended and the resulting impact to the per share amounts and
36	Columbia Overseas Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
the net investment income ratio. The error did not impact the net increase or decrease in net assets resulting from operations, net assets, total return or NAV per share. The following represents the previously reported information and the corrected information:
	February 28, 2019 Previously Reported	February 28, 2019 Corrected
Statement of Changes in Net Assets
Net investment income	$28,373,886	$40,968,366
Net realized gain	10,747,810	8,276,974
Net change in unrealized depreciation	(126,888,572)	(137,012,216)
Net decrease in net assets resulting from operations	(87,766,876)	(87,766,876)

	February 28, 2019
Financial Highlights	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
Previously Reported
Net Investment Income	0.20	0.20	0.13	0.21	0.14	0.23	0.15
Net realized and unrealized gain (loss)	(1.03)	(1.02)	(1.02)	(1.02)	(0.94)	(1.03)	(0.99)
Net investment income ratio to average net assets	2.10%	2.10%	1.41%	2.23%	1.58%	2.36%	1.57%
Corrected
Net Investment Income	0.27	0.28	0.20	0.29	0.30	0.30	0.23
Net realized and unrealized gain (loss)	(1.10)	(1.10)	(1.09)	(1.10)	(1.10)	(1.10)	(1.07)
Net investment income ratio to average net assets	2.80%	2.96%	2.09%	3.05%	3.39%	3.11%	2.47%
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
On March 31, 2020, certain European issuers canceled dividends following a request originating from the Bank of England, amid the economic uncertainty surrounding the COVID 19 pandemic. These financial statements include income recorded on the ex-date of these securities, in the amount of $981,274, which was 1.28% of total income. Upon notification of the cancelation, the Fund reversed the income previously recognized.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Overseas Value Fund | Annual Report 2020	37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Overseas Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Overseas Value Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 29, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
38	Columbia Overseas Value Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	0.52%	$12,885,533	$5,821,920	$0.03	$81,975,146	$0.40
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	117	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Overseas Value Fund | Annual Report 2020	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	117	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	117	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	117	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	117	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
40	Columbia Overseas Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	117	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	115	Director, NAPE Education Foundation since October 2016
Columbia Overseas Value Fund | Annual Report 2020	41

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	185	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
42	Columbia Overseas Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Overseas Value Fund | Annual Report 2020	43

Columbia Overseas Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN208_02_K01_(04/20)

Annual Report
February 29, 2020
Columbia Convertible Securities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Convertible Securities Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Convertible Securities Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of capital appreciation and current income.
Portfolio management
David King, CFA
Lead Portfolio Manager
Managed Fund since 2010
Yan Jin
Portfolio Manager
Managed Fund since 2006
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/25/87	12.55	7.90	10.05
	Including sales charges		6.06	6.63	9.40
Advisor Class*		11/08/12	12.84	8.18	10.26
Class C	Excluding sales charges	10/21/96	11.71	7.10	9.23
	Including sales charges		10.71	7.10	9.23
Institutional Class		05/21/99	12.81	8.17	10.33
Institutional 2 Class*		11/08/12	12.88	8.26	10.33
Institutional 3 Class*		10/01/14	12.97	8.31	10.28
Class R*		11/16/11	12.23	7.63	9.74
ICE BofA All Convertibles All Qualities Index			11.59	7.75	9.97
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofA All Convertibles All Qualities Index measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. Effective January 1, 2020, the ICE BofAML All Convertibles All Qualities Index was re-branded the ICE BofA All Convertibles All Qualities Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Convertible Securities Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2010 — February 29, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 29, 2020)
Common Stocks	1.8
Convertible Bonds	73.6
Convertible Preferred Stocks	22.6
Money Market Funds	2.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Convertible Securities Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period ended February 29, 2020, the Fund’s Class A shares returned 12.55% excluding sales charges. The Fund outperformed its benchmark, the ICE BofA All Convertibles All Qualities Index, which returned 11.59% for the same time period. Convertible securities outperformed the U.S. stock market and performed in line with broad measures of the U.S. bond market.
Global uncertainty curbed stock market gains, boosted bonds
Optimism prevailed early in 2019, buoyed by solid economic growth and a recovery from meaningful stock market losses in 2018. Strong job gains drove the unemployment rate down to 3.5%, annualized. Consumer spending and export trade supported U.S. economic growth. However, the pace of U.S. growth slowed to an estimated 2.1% for the year. In Europe, economic growth slowed as trade tensions and uncertainty mounted regarding Brexit (the U.K’s departure from the European Union), which was finally resolved late in the year. At the same time, emerging markets came under pressure, driven by trade and tariff concerns. China’s economic conditions weakened and the spread of the Coronavirus introduced enough global uncertainty to drive stock markets around the world down sharply in the final week of the period, raising concerns about the impact on global economic growth going forward. Bonds and convertible securities benefited as interest rates moved lower and investors fled the stock market.
Against this backdrop, the S&P 500 Index returned 8.19% for the 12-month period, giving up substantial gains during the last few trading days of February. The Bloomberg Barclays U.S. Aggregate Bond Index gained 11.68%, as the yield on the 10-year U.S. Treasury fell to 1.10%. (Bond yields and prices move in opposite directions.)
Contributors and detractors
Despite year-end volatility, which cut into returns, convertible securities were among the top performing assets for the period. The Fund’s gains were driven by solid issue selection across a range of sectors. In technology, a position in semiconductor capital equipment company Lam Research Corp. common stock nearly doubled. Investors continue to be attracted to Lam Research for the high-growth potential associated with the chip memory market. The company has been aggressive in buying back its shares, and it pays a modest dividend. In the general area of software as a service (SAAS), RingCentral, Inc. convertibles generated a significant gain for the Fund on news of outstanding revenue growth for the company, a leading provider of global enterprise videoconferencing. Investors also responded favorably to RingCentral’s announced partnership with Avaya Holdings Corp., a communications software maker. We sold the high-performing convertible and bought a newer, more defensive issue for the Fund. In the health care sector, Teledoc Health, Inc. was a standout performer. The medical diagnostics company, which uses telephone and videoconferencing technology to provide on-demand remote medical care, benefited against the backdrop of the Coronavirus outbreak. We trimmed some of the Fund’s holdings on strong gains. Also in health care, Medicines Co. convertibles made a solid contribution to Fund returns, as the company’s announced takeover at a significant premium by Swiss pharmaceutical giant Novartis International AG boosted its shares. We sold the position.
Merger and acquisition activity also figured into Fund gains from Caesars Entertainment Corp., Cypress Semiconductor Corporation and Array BioPharma, Inc. Late in 2019, Caesars and Eldorado Resorts, both casino operators, announced a merger, which was favorably received by investors. German chipmaker Infineon Technologies AG announced its intent to purchase Cypress Semiconductor in a deal that has yet to close. We exited the position. Array BioPharma, which develops small molecule medicines primarily to treat cancer, was acquired at a premium by Pfizer, Inc.
In a year of few disappointments, an underweight in Tesla, Inc. detracted from relative results even though Tesla’s strong gains made a significant contribution to Fund returns. Energy holdings were mostly down for the year. A position in Chesapeake Energy Corp. convertibles was a significant detractor as the company may be facing bankruptcy. While the outlook for the company is not good, it has not defaulted on current payments and we maintained a small position. Wrestling and media company World Wrestling Entertainment, Inc. detracted from results, as the company’s revenues and declining subscriptions dropped. We exited the position before its most significant drop.
At period’s end
During the period, we took advantage of an increase in convertibles issuance, which has continued to improve since 2018. We believe that our research-driven process is an advantage in an environment of abundant new issuance. We also believe that recent volatility has worked in our favor because we are active managers, seeking to exploit market inefficiencies through
Columbia Convertible Securities Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
careful security selection. We continue to use bottom-up security selection to target convertibles and other income-generating securities that we believe have the potential for both price appreciation and high current income. We believe the Fund continues to offer long-term investors a solid building block for diversification.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Short positions (where the underlying asset is not owned) can create unlimited risk. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Convertible Securities Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,068.40	1,019.29	5.76	5.62	1.12
Advisor Class	1,000.00	1,000.00	1,070.00	1,020.54	4.48	4.37	0.87
Class C	1,000.00	1,000.00	1,064.70	1,015.56	9.60	9.37	1.87
Institutional Class	1,000.00	1,000.00	1,069.70	1,020.54	4.48	4.37	0.87
Institutional 2 Class	1,000.00	1,000.00	1,069.90	1,020.84	4.17	4.07	0.81
Institutional 3 Class	1,000.00	1,000.00	1,070.50	1,021.03	3.96	3.87	0.77
Class R	1,000.00	1,000.00	1,067.20	1,018.05	7.04	6.87	1.37
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Convertible Securities Fund | Annual Report 2020	7

Portfolio of Investments
February 29, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 1.7%
Issuer	Shares	Value ($)
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
Ascent Resources, Class B(a),(b),(c)	10,248,729	2,295,715
Total Energy		2,295,715
Health Care 0.1%
Pharmaceuticals 0.1%
Amryt Pharma PLC, ADR(b)	274,086	1,995,511
Total Health Care		1,995,511
Information Technology 1.5%
Semiconductors & Semiconductor Equipment 0.9%
Lam Research Corp.	45,000	13,204,350
Technology Hardware, Storage & Peripherals 0.6%
Western Digital Corp.	140,000	7,778,400
Total Information Technology		20,982,750
Total Common Stocks (Cost $13,358,141)		25,273,976

Convertible Bonds(d) 73.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.6%
Aerojet Rocketdyne Holdings, Inc.
12/15/2023	2.250%	4,700,000	9,056,680
Automotive 2.7%
Tesla, Inc.
05/15/2024	2.000%	17,000,000	38,982,040
Cable and Satellite 1.9%
DISH Network Corp.
08/15/2026	3.375%	28,500,000	27,516,965
Consumer Cyclical Services 2.0%
Boingo Wireless, Inc.
10/01/2023	1.000%	10,500,000	9,584,271
Etsy, Inc.(e)
10/01/2026	0.125%	12,000,000	12,090,000
Zillow Group, Inc.(e)
09/01/2026	1.375%	5,000,000	7,231,706
Total			28,905,977
Convertible Bonds(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.5%
Winnebago Industries, Inc.(e)
04/01/2025	1.500%	7,000,000	7,486,084
Electric 0.9%
CenterPoint Energy, Inc.(f)
09/15/2029	4.516%	220,000	12,416,800
Finance Companies 1.6%
Ares Capital Corp.
03/01/2024	4.625%	7,000,000	7,459,375
Encore Capital Europe Finance Ltd.
09/01/2023	4.500%	7,000,000	7,604,061
LendingTree, Inc.
06/01/2022	0.625%	4,800,000	6,980,682
Total			22,044,118
Food and Beverage 1.0%
Chefs’ Warehouse, Inc. (The)(e)
12/01/2024	1.875%	7,500,000	7,382,812
Luckin Coffee, Inc.(e)
01/15/2025	0.750%	7,500,000	7,378,442
Total			14,761,254
Health Care 8.4%
CONMED Corp.
02/01/2024	2.625%	5,500,000	6,690,831
DexCom, Inc.
12/01/2023	0.750%	13,500,000	23,915,524
Exact Sciences Corp.
03/15/2027	0.375%	12,500,000	12,837,151
03/01/2028	0.375%	10,000,000	9,705,180
Insulet Corp.(e)
09/01/2026	0.375%	13,000,000	14,558,427
Invacare Corp.
11/15/2024	5.000%	5,600,000	5,045,797
Invitae Corp.(e)
09/01/2024	2.000%	8,000,000	8,362,962
Novavax, Inc.
02/01/2023	3.750%	9,700,000	6,303,060
NuVasive, Inc.(e),(g)
03/15/2025	0.375%	15,000,000	14,767,574
Repligen Corp.
07/15/2024	0.375%	6,500,000	6,780,653
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Convertible Securities Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Convertible Bonds(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teladoc Health, Inc.
05/15/2025	1.375%	4,500,000	10,870,442
Total			119,837,601
Home Construction 1.0%
KBR, Inc.
11/01/2023	2.500%	5,500,000	6,570,860
SunPower Corp.
01/15/2023	4.000%	8,030,000	7,257,113
Total			13,827,973
Independent Energy 0.2%
Chesapeake Energy Corp.
09/15/2026	5.500%	10,200,000	2,671,125
Life Insurance 0.7%
AXA SA(e)
05/15/2021	7.250%	9,000,000	9,401,940
Lodging 0.5%
Marriott Vacations Worldwide Corp.
09/15/2022	1.500%	7,000,000	6,890,974
Media and Entertainment 2.8%
Liberty Media Corp.(e)
12/01/2048	2.250%	12,500,000	13,516,777
12/01/2049	2.750%	7,500,000	7,515,000
Sea Ltd.(e)
12/01/2024	1.000%	7,000,000	8,105,097
Snap, Inc.(e)
08/01/2026	0.750%	10,500,000	10,673,191
Total			39,810,065
Metals and Mining 0.5%
Endeavour Mining Corp.(e)
02/15/2023	3.000%	6,500,000	6,747,650
Oil Field Services 0.6%
Nabors Industries, Inc.
01/15/2024	0.750%	14,000,000	8,761,018
Other Industry 1.2%
Chegg, Inc.
05/15/2023	0.250%	5,000,000	7,735,000
Green Plains, Inc.
09/01/2022	4.125%	11,000,000	9,888,766
Total			17,623,766
Other REIT 1.6%
Arbor Realty Trust, Inc.(e)
11/01/2022	4.750%	7,000,000	6,740,895
Convertible Bonds(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
IH Merger Sub LLC
01/15/2022	3.500%		7,000,000	9,049,838
PennyMac Corp.(e)
11/01/2024	5.500%		7,000,000	6,877,500
Total				22,668,233
Pharmaceuticals 7.8%
Acorda Therapeutics, Inc.
06/15/2021	1.750%		3,500,000	3,054,766
Aegerion Pharmaceuticals, Inc.(a),(c)
04/01/2025	2.000%		4,460,000	0
Aegerion Pharmaceuticals, Inc.(e)
04/01/2025	5.000%		1,483,363	1,409,195
Aerie Pharmaceuticals, Inc.(e)
10/01/2024	1.500%		7,500,000	7,622,418
AMAG Pharmaceuticals, Inc.
06/01/2022	3.250%		8,000,000	6,870,567
Apellis Pharmaceuticals, Inc.(e)
09/15/2026	3.500%		6,000,000	7,220,060
Canopy Growth Corp.(e)
07/15/2023	4.250%	CAD	3,000,000	1,924,939
Clovis Oncology, Inc.
05/01/2025	1.250%		21,000,000	13,216,875
Halozyme Therapeutics, Inc.(e)
12/01/2024	1.250%		6,500,000	6,991,400
Illumina, Inc.
06/15/2021	0.500%		8,000,000	9,433,200
Insmed, Inc.
01/15/2025	1.750%		13,500,000	13,474,688
Intercept Pharmaceuticals, Inc.
07/01/2023	3.250%		14,000,000	13,311,868
Radius Health, Inc.
09/01/2024	3.000%		8,500,000	7,309,675
Revance Therapeutics, Inc.(e)
02/15/2027	1.750%		7,500,000	7,506,173
Sarepta Therapeutics, Inc.
11/15/2024	1.500%		5,000,000	8,837,500
Verastem, Inc.
11/01/2048	5.000%		2,200,000	3,750,846
Total				111,934,170
Property & Casualty 0.7%
Heritage Insurance Holdings, Inc.
08/01/2037	5.875%		4,200,000	4,326,532

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020
Convertible Bonds(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGIC Investment Corp.(e),(f)
Junior Subordinated
04/01/2063	9.000%	4,600,000	6,150,361
Total			10,476,893
Retailers 1.3%
Guess?, Inc.(e)
04/15/2024	2.000%	6,500,000	6,179,627
RH(e),(h)
09/15/2024	0.000%	12,000,000	12,825,043
Total			19,004,670
Technology 30.6%
Akamai Technologies, Inc.(e)
09/01/2027	0.375%	19,000,000	18,937,775
Alteryx, Inc.(e)
08/01/2024	0.500%	14,000,000	15,086,972
Atlassian, Inc.
05/01/2023	0.625%	6,500,000	11,962,610
Coupa Software, Inc.(e)
06/15/2025	0.125%	13,500,000	16,288,165
CSG Systems International, Inc.
03/15/2036	4.250%	8,500,000	9,162,150
CyberArk Software Ltd.(e),(h)
11/15/2024	0.000%	7,000,000	6,961,168
DocuSign, Inc.
09/15/2023	0.500%	8,500,000	11,545,545
Everbridge, Inc.(e)
12/15/2024	0.125%	10,500,000	12,262,329
Guidewire Software, Inc.
03/15/2025	1.250%	8,000,000	9,394,624
IAC Financeco 2, Inc.(e)
06/15/2026	0.875%	15,000,000	15,340,901
Infinera Corp.
09/01/2024	2.125%	6,643,000	6,585,505
InterDigital, Inc.(e)
06/01/2024	2.000%	9,500,000	9,459,595
Lumentum Holdings, Inc.
03/15/2024	0.250%	7,000,000	10,073,823
MercadoLibre, Inc.
08/15/2028	2.000%	5,000,000	8,021,540
Microchip Technology, Inc.
02/15/2027	1.625%	21,000,000	27,070,724
Junior Subordinated
02/15/2037	2.250%	22,000,000	28,415,354
MongoDB, Inc.(e)
01/15/2026	0.250%	13,500,000	14,226,148
Convertible Bonds(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Neurocrine Biosciences, Inc.
05/15/2024	2.250%	5,000,000	6,949,243
Okta, Inc.(e)
09/01/2025	0.125%	14,000,000	14,113,750
ON Semiconductor Corp.
10/15/2023	1.625%	13,000,000	15,502,461
Pegasystems, Inc.(e)
03/01/2025	0.750%	8,000,000	7,938,389
Proofpoint, Inc.(e)
08/15/2024	0.250%	9,000,000	9,016,875
Q2 Holdings, Inc.(e)
06/01/2026	0.750%	7,000,000	7,810,600
Rapid7, Inc.
08/01/2023	1.250%	5,500,000	7,124,136
ServiceNow, Inc.(h)
06/01/2022	0.000%	7,300,000	17,292,797
SMART Global Holdings, Inc.(e)
02/15/2026	2.250%	8,000,000	7,960,000
Splunk, Inc.
09/15/2025	1.125%	16,000,000	19,523,679
Square, Inc.
05/15/2023	0.500%	23,500,000	30,419,986
Tabula Rasa HealthCare, Inc.(e)
02/15/2026	1.750%	7,500,000	8,119,698
Teradyne, Inc.
12/15/2023	1.250%	5,000,000	9,601,161
Twilio, Inc.
06/01/2023	0.250%	6,000,000	10,093,844
Vishay Intertechnology, Inc.
06/15/2025	2.250%	13,500,000	13,356,900
Workday, Inc.
10/01/2022	0.250%	10,500,000	13,820,974
Zendesk, Inc.
03/15/2023	0.250%	6,000,000	8,372,373
Total			437,811,794
Transportation Services 0.7%
Atlas Air Worldwide Holdings, Inc.
06/01/2024	1.875%	12,000,000	10,441,915
Wireless 0.4%
Gogo, Inc.
05/15/2022	6.000%	5,300,000	4,779,938
Wirelines 3.2%
GCI Liberty, Inc.(e)
09/30/2046	1.750%	7,000,000	9,800,000

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Convertible Securities Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Convertible Bonds(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RingCentral, Inc.(e),(g),(h)
03/01/2025	0.000%	27,000,000	26,611,875
Vonage Holdings Corp.(e)
06/01/2024	1.750%	10,000,000	9,496,327
Total			45,908,202
Total Convertible Bonds (Cost $966,087,986)			1,049,767,845

Convertible Preferred Stocks 22.6%
Issuer		Shares	Value ($)
Consumer Staples 0.7%
Household Products 0.7%
Energizer Holdings, Inc.	7.500%	100,000	9,376,950
Total Consumer Staples			9,376,950
Financials 3.5%
Banks 2.4%
Bank of America Corp.	7.250%	23,000	34,821,998
Capital Markets 0.4%
Cowen, Inc.	5.625%	6,200	5,293,025
Insurance 0.7%
Assurant, Inc.	6.500%	85,000	10,014,624
Total Financials			50,129,647
Health Care 4.4%
Health Care Equipment & Supplies 2.9%
Becton Dickinson and Co.	6.125%	435,000	24,777,530
Danaher Corp.	4.750%	15,000	16,447,950
Total			41,225,480
Health Care Technology 0.6%
Change Healthcare, Inc.	6.000%	175,000	9,031,750
Life Sciences Tools & Services 0.9%
Avantor, Inc.	6.250%	225,000	12,583,372
Total Health Care			62,840,602
Industrials 1.4%
Machinery 1.4%
Colfax Corp.	5.750%	65,000	9,432,544
Stanley Black & Decker, Inc.	5.250%	115,000	10,766,760
Total			20,199,304
Total Industrials			20,199,304
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Information Technology 2.1%
Semiconductors & Semiconductor Equipment 2.1%
Broadcom, Inc.	8.000%	29,500	30,650,500
Total Information Technology			30,650,500
Materials 0.7%
Chemicals 0.7%
International Flavors & Fragrances, Inc.	6.000%	220,000	9,941,800
Total Materials			9,941,800
Real Estate 2.1%
Equity Real Estate Investment Trusts (REITS) 2.1%
Crown Castle International Corp.	6.875%	14,500	18,477,403
QTS Realty Trust, Inc.	6.500%	90,000	12,000,816
Total			30,478,219
Total Real Estate			30,478,219
Utilities 7.7%
Electric Utilities 5.1%
American Electric Power Co., Inc.	6.125%	315,000	16,433,676
NextEra Energy, Inc.	4.872%	270,000	13,861,233
NextEra Energy, Inc.	5.279%	640,000	29,235,200
Southern Co. (The)	6.750%	260,000	13,249,600
Total			72,779,709
Multi-Utilities 1.9%
Dominion Energy, Inc.	7.250%	135,000	13,702,500
DTE Energy Co.	6.250%	285,000	13,067,820
Total			26,770,320
Water Utilities 0.7%
Essential Utilities, Inc.	6.000%	175,000	10,116,610
Total Utilities			109,666,639
Total Convertible Preferred Stocks (Cost $305,521,569)			323,283,661

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
February 29, 2020
Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(i),(j)	28,318,922	28,318,922
Total Money Market Funds (Cost $28,316,320)		28,318,922
Total Investments in Securities (Cost: $1,313,284,016)		1,426,644,404
Other Assets & Liabilities, Net		3,830,171
Net Assets		1,430,474,575
Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2020, the total value of these securities amounted to $2,295,715, which represents 0.16% of total net assets.
(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
(d)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At February 29, 2020, the total value of these securities amounted to $416,095,840, which represents 29.09% of total net assets.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of February 29, 2020.
(g)	Represents a security purchased on a when-issued basis.
(h)	Zero coupon bond.
(i)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	51,277,519	547,219,819	(570,178,416)	28,318,922	(902)	2,602	642,490	28,318,922
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
CAD	Canada Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Convertible Securities Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Energy	—	—	2,295,715	2,295,715
Health Care	—	1,995,511	—	1,995,511
Information Technology	20,982,750	—	—	20,982,750
Total Common Stocks	20,982,750	1,995,511	2,295,715	25,273,976
Convertible Bonds	—	1,049,767,845	—	1,049,767,845
Convertible Preferred Stocks
Consumer Staples	—	9,376,950	0*	9,376,950
Financials	—	50,129,647	—	50,129,647
Health Care	—	62,840,602	—	62,840,602
Industrials	—	20,199,304	—	20,199,304
Information Technology	—	30,650,500	—	30,650,500
Materials	—	9,941,800	—	9,941,800
Real Estate	—	30,478,219	—	30,478,219
Utilities	—	109,666,639	—	109,666,639
Total Convertible Preferred Stocks	—	323,283,661	0*	323,283,661
Money Market Funds	28,318,922	—	—	28,318,922
Total Investments in Securities	49,301,672	1,375,047,017	2,295,715	1,426,644,404

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2020	13

Statement of Assets and Liabilities
February 29, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,284,967,696)	$1,398,325,482
Affiliated issuers (cost $28,316,320)	28,318,922
Receivable for:
Investments sold	44,654,257
Capital shares sold	3,537,656
Dividends	718,472
Interest	4,186,484
Expense reimbursement due from Investment Manager	1,477
Prepaid expenses	2,806
Total assets	1,479,745,556
Liabilities
Payable for:
Investments purchased	2,458,823
Investments purchased on a delayed delivery basis	41,940,000
Capital shares purchased	4,524,049
Management services fees	30,405
Distribution and/or service fees	3,933
Transfer agent fees	110,719
Compensation of board members	140,587
Other expenses	62,465
Total liabilities	49,270,981
Net assets applicable to outstanding capital stock	$1,430,474,575
Represented by
Paid in capital	1,271,994,177
Total distributable earnings (loss)	158,480,398
Total - representing net assets applicable to outstanding capital stock	$1,430,474,575
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Convertible Securities Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
February 29, 2020
Class A
Net assets	$317,364,806
Shares outstanding	14,366,913
Net asset value per share	$22.09
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$23.44
Advisor Class
Net assets	$94,944,982
Shares outstanding	4,250,727
Net asset value per share	$22.34
Class C
Net assets	$62,312,851
Shares outstanding	2,832,527
Net asset value per share	$22.00
Institutional Class
Net assets	$733,399,936
Shares outstanding	33,135,225
Net asset value per share	$22.13
Institutional 2 Class
Net assets	$92,232,717
Shares outstanding	4,133,742
Net asset value per share	$22.31
Institutional 3 Class
Net assets	$128,318,963
Shares outstanding	5,703,193
Net asset value per share	$22.50
Class R
Net assets	$1,900,320
Shares outstanding	86,124
Net asset value per share	$22.06
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2020	15

Statement of Operations
Year Ended February 29, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$15,598,229
Dividends — affiliated issuers	642,490
Interest	21,242,053
Interfund lending	91
Foreign taxes withheld	(7,931)
Total income	37,474,932
Expenses:
Management services fees	9,961,757
Distribution and/or service fees
Class A	765,289
Class C	525,009
Class R	10,588
Transfer agent fees
Class A	340,232
Advisor Class	80,198
Class C	58,227
Institutional Class	707,311
Institutional 2 Class	60,649
Institutional 3 Class	8,680
Class R	2,358
Compensation of board members	43,315
Custodian fees	12,752
Printing and postage fees	87,219
Registration fees	161,579
Audit fees	29,750
Legal fees	18,870
Interest on interfund lending	198
Compensation of chief compliance officer	271
Other	41,113
Total expenses	12,915,365
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(660,488)
Fees waived by transfer agent
Institutional 2 Class	(2,314)
Institutional 3 Class	(2,467)
Expense reduction	(580)
Total net expenses	12,249,516
Net investment income	25,225,416
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	96,071,992
Investments — affiliated issuers	(902)
Foreign currency translations	1,458
Net realized gain	96,072,548
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	28,212,283
Investments — affiliated issuers	2,602
Foreign currency translations	(235)
Net change in unrealized appreciation (depreciation)	28,214,650
Net realized and unrealized gain	124,287,198
Net increase in net assets resulting from operations	$149,512,614
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Convertible Securities Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended February 29, 2020	Year Ended February 28, 2019
Operations
Net investment income	$25,225,416	$19,521,831
Net realized gain	96,072,548	49,816,976
Net change in unrealized appreciation (depreciation)	28,214,650	(145,667)
Net increase in net assets resulting from operations	149,512,614	69,193,140
Distributions to shareholders
Net investment income and net realized gains
Class A	(19,462,475)	(12,738,952)
Advisor Class	(4,865,869)	(1,481,568)
Class C	(3,070,845)	(1,662,746)
Institutional Class	(42,810,874)	(24,982,005)
Institutional 2 Class	(6,918,147)	(3,368,780)
Institutional 3 Class	(7,115,129)	(4,841,333)
Class R	(122,603)	(118,214)
Class T	—	(1,687)
Total distributions to shareholders	(84,365,942)	(49,195,285)
Increase in net assets from capital stock activity	256,745,390	245,000,419
Total increase in net assets	321,892,062	264,998,274
Net assets at beginning of year	1,108,582,513	843,584,239
Net assets at end of year	$1,430,474,575	$1,108,582,513
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2020	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 29, 2020		February 28, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,360,574	94,935,324	4,172,480	85,945,217
Distributions reinvested	638,016	13,768,058	431,159	8,523,504
Redemptions	(4,307,203)	(93,362,623)	(3,082,744)	(62,933,185)
Net increase	691,387	15,340,759	1,520,895	31,535,536
Advisor Class
Subscriptions	3,314,559	73,339,965	2,549,520	52,499,070
Distributions reinvested	222,512	4,854,911	73,988	1,481,424
Redemptions	(1,722,208)	(37,901,225)	(1,081,929)	(22,255,559)
Net increase	1,814,863	40,293,651	1,541,579	31,724,935
Class C
Subscriptions	1,070,570	23,306,724	683,086	14,015,683
Distributions reinvested	123,128	2,653,398	72,090	1,413,721
Redemptions	(474,408)	(10,254,412)	(629,862)	(13,016,084)
Net increase	719,290	15,705,710	125,314	2,413,320
Institutional Class
Subscriptions	13,888,726	303,951,549	15,114,824	312,133,611
Distributions reinvested	1,535,050	33,176,052	916,774	18,154,010
Redemptions	(8,252,510)	(179,691,428)	(9,303,311)	(186,562,038)
Net increase	7,171,266	157,436,173	6,728,287	143,725,583
Institutional 2 Class
Subscriptions	5,014,833	109,175,210	2,622,930	54,101,373
Distributions reinvested	318,069	6,915,549	168,798	3,368,633
Redemptions	(5,005,134)	(110,303,792)	(1,400,041)	(27,998,257)
Net increase	327,768	5,786,967	1,391,687	29,471,749
Institutional 3 Class
Subscriptions	1,833,426	40,855,531	833,390	17,415,288
Distributions reinvested	324,002	7,114,937	240,177	4,840,196
Redemptions	(1,159,672)	(25,218,350)	(738,309)	(15,321,230)
Net increase	997,756	22,752,118	335,258	6,934,254
Class R
Subscriptions	42,464	932,277	24,847	507,976
Distributions reinvested	2,063	44,526	1,340	26,465
Redemptions	(70,252)	(1,546,791)	(63,010)	(1,295,811)
Net decrease	(25,725)	(569,988)	(36,823)	(761,370)
Class T
Distributions reinvested	—	—	78	1,548
Redemptions	—	—	(2,311)	(45,136)
Net decrease	—	—	(2,233)	(43,588)
Total net increase	11,696,605	256,745,390	11,603,964	245,000,419
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Convertible Securities Fund | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Convertible Securities Fund | Annual Report 2020	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2020	$20.92	0.39	2.18	2.57	(0.50)	(0.90)	(1.40)
Year Ended 2/28/2019	$20.41	0.39	1.11	1.50	(0.40)	(0.59)	(0.99)
Year Ended 2/28/2018	$18.64	0.43	1.89	2.32	(0.55)	—	(0.55)
Year Ended 2/28/2017	$15.07	0.47	3.52	3.99	(0.42)	—	(0.42)
Year Ended 2/29/2016	$19.53	0.38	(3.25)	(2.87)	(0.75)	(0.87)	(1.62)
Advisor Class
Year Ended 2/29/2020	$21.14	0.45	2.20	2.65	(0.55)	(0.90)	(1.45)
Year Ended 2/28/2019	$20.61	0.44	1.13	1.57	(0.45)	(0.59)	(1.04)
Year Ended 2/28/2018	$18.82	0.48	1.90	2.38	(0.59)	—	(0.59)
Year Ended 2/28/2017	$15.21	0.50	3.57	4.07	(0.46)	—	(0.46)
Year Ended 2/29/2016	$19.69	0.45	(3.29)	(2.84)	(0.80)	(0.87)	(1.67)
Class C
Year Ended 2/29/2020	$20.84	0.23	2.17	2.40	(0.34)	(0.90)	(1.24)
Year Ended 2/28/2019	$20.33	0.23	1.12	1.35	(0.25)	(0.59)	(0.84)
Year Ended 2/28/2018	$18.57	0.29	1.87	2.16	(0.40)	—	(0.40)
Year Ended 2/28/2017	$15.02	0.34	3.50	3.84	(0.29)	—	(0.29)
Year Ended 2/29/2016	$19.46	0.25	(3.24)	(2.99)	(0.61)	(0.87)	(1.48)
Institutional Class
Year Ended 2/29/2020	$20.96	0.45	2.17	2.62	(0.55)	(0.90)	(1.45)
Year Ended 2/28/2019	$20.44	0.44	1.12	1.56	(0.45)	(0.59)	(1.04)
Year Ended 2/28/2018	$18.67	0.48	1.88	2.36	(0.59)	—	(0.59)
Year Ended 2/28/2017	$15.10	0.51	3.52	4.03	(0.46)	—	(0.46)
Year Ended 2/29/2016	$19.56	0.42	(3.24)	(2.82)	(0.80)	(0.87)	(1.67)
Institutional 2 Class
Year Ended 2/29/2020	$21.12	0.47	2.18	2.65	(0.56)	(0.90)	(1.46)
Year Ended 2/28/2019	$20.59	0.45	1.14	1.59	(0.47)	(0.59)	(1.06)
Year Ended 2/28/2018	$18.80	0.50	1.90	2.40	(0.61)	—	(0.61)
Year Ended 2/28/2017	$15.20	0.52	3.55	4.07	(0.47)	—	(0.47)
Year Ended 2/29/2016	$19.68	0.45	(3.27)	(2.82)	(0.82)	(0.87)	(1.69)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Convertible Securities Fund | Annual Report 2020

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2020	—	$22.09	12.55%	1.17%(c)	1.12%(c),(d)	1.81%	74%	$317,365
Year Ended 2/28/2019	—	$20.92	7.70%	1.20%(c)	1.13%(c),(d)	1.88%	60%	$286,075
Year Ended 2/28/2018	—	$20.41	12.65%	1.22%	1.12%(d)	2.21%	67%	$248,052
Year Ended 2/28/2017	—	$18.64	26.68%	1.25%	1.13%(d)	2.73%	72%	$289,232
Year Ended 2/29/2016	0.03	$15.07	(15.46%)(e)	1.23%(f)	1.11%(d),(f)	2.11%	71%	$287,364
Advisor Class
Year Ended 2/29/2020	—	$22.34	12.84%	0.92%(c)	0.87%(c),(d)	2.06%	74%	$94,945
Year Ended 2/28/2019	—	$21.14	7.99%	0.95%(c)	0.88%(c),(d)	2.15%	60%	$51,487
Year Ended 2/28/2018	—	$20.61	12.91%	0.97%	0.87%(d)	2.43%	67%	$18,432
Year Ended 2/28/2017	—	$18.82	27.00%	1.00%	0.88%(d)	2.95%	72%	$11,789
Year Ended 2/29/2016	0.03	$15.21	(15.21%)(e)	1.00%(f)	0.87%(d),(f)	2.59%	71%	$14,556
Class C
Year Ended 2/29/2020	—	$22.00	11.71%	1.92%(c)	1.87%(c),(d)	1.06%	74%	$62,313
Year Ended 2/28/2019	—	$20.84	6.92%	1.95%(c)	1.88%(c),(d)	1.14%	60%	$44,035
Year Ended 2/28/2018	—	$20.33	11.80%	1.97%	1.87%(d)	1.47%	67%	$40,419
Year Ended 2/28/2017	—	$18.57	25.70%	2.00%	1.88%(d)	1.98%	72%	$42,161
Year Ended 2/29/2016	0.03	$15.02	(16.06%)(e)	1.99%(f)	1.87%(d),(f)	1.38%	71%	$47,322
Institutional Class
Year Ended 2/29/2020	—	$22.13	12.81%	0.92%(c)	0.87%(c),(d)	2.06%	74%	$733,400
Year Ended 2/28/2019	—	$20.96	8.00%	0.95%(c)	0.88%(c),(d)	2.13%	60%	$544,140
Year Ended 2/28/2018	—	$20.44	12.91%	0.97%	0.87%(d)	2.49%	67%	$393,240
Year Ended 2/28/2017	—	$18.67	26.94%	1.00%	0.88%(d)	2.97%	72%	$229,113
Year Ended 2/29/2016	0.03	$15.10	(15.21%)(e)	0.98%(f)	0.86%(d),(f)	2.27%	71%	$203,574
Institutional 2 Class
Year Ended 2/29/2020	—	$22.31	12.88%	0.87%(c)	0.81%(c)	2.13%	74%	$92,233
Year Ended 2/28/2019	—	$21.12	8.07%	0.89%(c)	0.81%(c)	2.19%	60%	$80,367
Year Ended 2/28/2018	—	$20.59	13.02%	0.90%	0.80%	2.54%	67%	$49,709
Year Ended 2/28/2017	—	$18.80	27.08%	0.90%	0.79%	3.02%	72%	$65,291
Year Ended 2/29/2016	0.03	$15.20	(15.13%)(e)	0.87%(f)	0.76%(f)	2.48%	71%	$38,717
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2020	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/29/2020	$21.28	0.48	2.21	2.69	(0.57)	(0.90)	(1.47)
Year Ended 2/28/2019	$20.74	0.47	1.14	1.61	(0.48)	(0.59)	(1.07)
Year Ended 2/28/2018	$18.94	0.51	1.91	2.42	(0.62)	—	(0.62)
Year Ended 2/28/2017	$15.31	0.53	3.58	4.11	(0.48)	—	(0.48)
Year Ended 2/29/2016	$19.81	0.51	(3.34)	(2.83)	(0.83)	(0.87)	(1.70)
Class R
Year Ended 2/29/2020	$20.90	0.34	2.16	2.50	(0.44)	(0.90)	(1.34)
Year Ended 2/28/2019	$20.39	0.33	1.12	1.45	(0.35)	(0.59)	(0.94)
Year Ended 2/28/2018	$18.62	0.38	1.89	2.27	(0.50)	—	(0.50)
Year Ended 2/28/2017	$15.06	0.42	3.51	3.93	(0.37)	—	(0.37)
Year Ended 2/29/2016	$19.51	0.34	(3.24)	(2.90)	(0.71)	(0.87)	(1.58)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.14%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Convertible Securities Fund | Annual Report 2020

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/29/2020	—	$22.50	12.97%	0.82%(c)	0.77%(c)	2.17%	74%	$128,319
Year Ended 2/28/2019	—	$21.28	8.11%	0.84%(c)	0.76%(c)	2.25%	60%	$100,142
Year Ended 2/28/2018	—	$20.74	13.03%	0.85%	0.75%	2.58%	67%	$90,655
Year Ended 2/28/2017	—	$18.94	27.14%	0.85%	0.74%	3.06%	72%	$1,269
Year Ended 2/29/2016	0.03	$15.31	(15.09%)(e)	0.84%(f)	0.72%(f)	3.01%	71%	$812
Class R
Year Ended 2/29/2020	—	$22.06	12.23%	1.42%(c)	1.37%(c),(d)	1.56%	74%	$1,900
Year Ended 2/28/2019	—	$20.90	7.44%	1.45%(c)	1.38%(c),(d)	1.63%	60%	$2,337
Year Ended 2/28/2018	—	$20.39	12.38%	1.47%	1.37%(d)	1.97%	67%	$3,031
Year Ended 2/28/2017	—	$18.62	26.32%	1.50%	1.38%(d)	2.44%	72%	$3,240
Year Ended 2/29/2016	0.03	$15.06	(15.63%)(e)	1.49%(f)	1.37%(d),(f)	1.91%	71%	$2,429
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2020	23

Notes to Financial Statements
February 29, 2020
Note 1. Organization
Columbia Convertible Securities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple
24	Columbia Convertible Securities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
Columbia Convertible Securities Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
26	Columbia Convertible Securities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2020 was 0.78% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to July 1, 2019, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
Columbia Convertible Securities Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020
For the year ended February 29, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.11
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $580.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	776,404
Class C	—	1.00(b)	8,381

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
28	Columbia Convertible Securities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2019 through June 30, 2020	Prior to July 1, 2019
Class A	1.13%	1.13%
Advisor Class	0.88	0.88
Class C	1.88	1.88
Institutional Class	0.88	0.88
Institutional 2 Class	0.81	0.81
Institutional 3 Class	0.77	0.76
Class R	1.38	1.38
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, prior to July 1, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, principal and/or interest of fixed income securities, foreign currency transactions, deemed distributions, non-deductible expenses and amortization/accretion on certain convertible securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
7,500,547	(7,491,014)	(9,533)
Columbia Convertible Securities Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
February 29, 2020
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2020			Year Ended February 28, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
48,258,619	36,107,323	84,365,942	20,534,084	28,661,201	49,195,285
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
30,042,484	18,837,137	—	109,739,671
At February 29, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,316,904,733	142,816,356	(33,076,685)	109,739,671
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,118,562,949 and $914,833,452, respectively, for the year ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
30	Columbia Convertible Securities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 29, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	900,000	2.64	3
Lender	700,000	2.34	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 29, 2020.
Note 9. Significant risks
Convertible securities risk
Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Columbia Convertible Securities Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
February 29, 2020
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
32	Columbia Convertible Securities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Shareholder concentration risk
At February 29, 2020, one unaffiliated shareholder of record owned 17.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 27.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Convertible Securities Fund | Annual Report 2020	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Convertible Securities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Convertible Securities Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Convertible Securities Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
14.47%	14.41%	$47,975,419
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	117	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Convertible Securities Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	117	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	117	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	117	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	117	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
36	Columbia Convertible Securities Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	117	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	115	Director, NAPE Education Foundation since October 2016
Columbia Convertible Securities Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	185	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
38	Columbia Convertible Securities Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Convertible Securities Fund | Annual Report 2020	39

Columbia Convertible Securities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN134_02_K01_(04/20)

Annual Report
February 29, 2020
Columbia Select Large Cap Equity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Select Large Cap Equity Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Large Cap Equity Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Peter Santoro, CFA
Co-Portfolio Manager
Managed Fund since 2004
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2014
Tiffany Wade
Co-Portfolio Manager
Managed Fund since November 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/02/99	7.30	9.11	11.87
	Including sales charges		1.14	7.83	11.21
Advisor Class*		07/05/17	7.58	9.37	12.14
Class C	Excluding sales charges	08/02/99	6.45	8.29	11.03
	Including sales charges		5.45	8.29	11.03
Institutional Class		10/02/98	7.54	9.38	12.14
Institutional 2 Class*		11/08/12	7.61	9.46	12.21
Institutional 3 Class*		03/01/17	7.72	9.46	12.18
S&P 500 Index			8.19	9.23	12.65
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Select Large Cap Equity Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2010 — February 29, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 29, 2020)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	13.0
Consumer Discretionary	9.4
Consumer Staples	6.1
Energy	2.5
Financials	10.8
Health Care	13.6
Industrials	9.7
Information Technology	26.1
Materials	1.2
Real Estate	3.6
Utilities	4.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Large Cap Equity Fund | Annual Report 2020

Manager Discussion of Fund Performance
At February 29, 2020, approximately 42.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended February 29, 2020, the Fund’s Class A shares returned 7.30% excluding sales charges. The Fund underperformed its benchmark, the S&P 500 Index, which returned 8.19% for the same time period. Management fees, which the Fund pays but the benchmark does not, generally accounted for the modest shortfall between the Fund and the benchmark.
Global uncertainty cut into strong stock market gains, solid economic growth
Optimism prevailed early in 2019, buoyed by solid economic growth and a recovery from meaningful stock market losses in 2018. Strong job gains drove the unemployment rate down to 3.5%, annualized. Consumer spending and export trade supported U.S. economic growth. However, the pace of growth slowed to an estimated 2.1% for the year. In Europe, economic growth slowed as trade tensions and uncertainty mounted regarding Brexit (the U.K.’s departure from the European Union), which was finally resolved late in the year. At the same time, emerging markets came under pressure, driven by trade and tariff concerns. China’s economic conditions weakened and the spread of the coronavirus introduced enough global uncertainty to drive stock markets around the world down sharply in the final week of the period, raising concerns about the impact on global economic growth going forward.
Against this backdrop, the S&P 500 Index returned 8.19% for the 12-month period, giving up substantial gains during the last few trading days of February. The Bloomberg Barclays U.S. Aggregate Bond Index gained 11.68%, as the yield on the 10-year U.S. Treasury fell to 1.10%. (Bond yields and prices move in opposite directions.)
Contributors and detractors
The Fund’s gains were driven by stock selection in the industrials, materials and technology sectors. Within industrials, shares of L3 Harris Technologies, Inc. and Northrup Grumman Corp. rose on the trend to higher defense spending in an environment of geopolitical uncertainty. Both delivered on anticipated synergies from recently completed acquisitions. Northrup marked a near-term inflection point in organic growth, while also reporting strong margins and an impressive backlog. Ingersoll-Rand PLC was another strong contributor to Fund gains. The company’s end markets have grown and it has gained market share in its heating, ventilation and air conditioning (HVAC) businesses. Investors responded favorably to Ingersoll-Rand’s spinoff of its industrial business, which has made the company’s prospects less cyclical. We sold the Fund’s position in Ingersoll-Rand, taking profits.
In the materials sector, a position in Barrick Gold Corp., the world’s largest gold mining company, made a solid contribution to Fund gains as investors bid up the price of gold against a backdrop of heightened political and economic uncertainty. Investors also responded favorably to Barrick’s joint venture with Newmont Goldcorp to establish Nevada Gold Mines, a move that may potentially deliver synergies to both companies.
In the technology sector, MasterCard, Inc. was a standout performer. The company continued to accelerate across all metrics, beating earnings expectations as consumers continued to move away from cash and checks. Microsoft Corp. shares continued to rise as the company continued to transition from a sleepy software company to products and services that generate recurring revenue, including its cloud-based Azure and Office 365. Microsoft, which has a AAA rated balance sheet, exceeded revenue and earnings expectations and offered a solid outlook. Semiconductor equipment manufacturer NVIDIA Corp. delivered a solid gain, with notable strength in both its data center and gaming divisions.
The consumer discretionary and health care sectors delivered some major disappointments for the year. Within the consumer discretionary sector, specialty retailer Tapestry, Inc. lost ground as the company struggled with the integration of Kate Spade & Company. Tariff concerns also weighed on the company. Ultimately, we felt that the company’s execution differed from our
Columbia Select Large Cap Equity Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
original thesis for Tapestry and we sold the stock. Canada Goose Holdings, Inc., a top outerwear and leisurewear company, which had been a solid performer in 2018, missed on the market’s high expectations in 2019. Growth decelerated and we sold Canada Goose during the year.
In the health care sector, Pfizer, Inc., Johnson & Johnson and Biogen, Inc. detracted from results. Pfizer sold off after it announced its intention to merge its Upjohn division with Mylan N.V. While the intention to focus more on innovative pharma makes sense, we were not comfortable with the ensuing balance sheet and valuation of the remaining business and sold the stock. Johnson & Johnson was hurt by negative news flow surrounding its talc multidistrict litigation as well as possible opioid liability. Biogen sold off on poor results for its Alzheimer’s drug, a big blow for the company. We sold Johnson & Johnson and Biogen.
At period’s end
We expect market volatility to remain elevated with a presidential election near year end. Geopolitical uncertainty remains high with the spread of the coronavirus and its implications for economic dislocation. Against this backdrop, we continue to aim to deliver long-term capital growth by focusing mainly on individual stock selection. We emphasize companies that have strong free cash flow generation potential, improving revenue and earnings trends, high or rising returns on invested capital and sound or improving balance sheets. Especially during periods of volatility, we believe this combination of characteristics has the potential to serve our shareholders well.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in a limited number of companies or sectors subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Large Cap Equity Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,030.00	1,020.89	4.04	4.02	0.80
Advisor Class	1,000.00	1,000.00	1,031.70	1,022.13	2.78	2.77	0.55
Class C	1,000.00	1,000.00	1,026.20	1,017.16	7.81	7.77	1.55
Institutional Class	1,000.00	1,000.00	1,031.60	1,022.13	2.78	2.77	0.55
Institutional 2 Class	1,000.00	1,000.00	1,031.20	1,022.58	2.32	2.31	0.46
Institutional 3 Class	1,000.00	1,000.00	1,032.40	1,022.77	2.12	2.11	0.42
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Large Cap Equity Fund | Annual Report 2020	7

Portfolio of Investments
February 29, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.0%
Issuer	Shares	Value ($)
Communication Services 12.8%
Entertainment 3.0%
Electronic Arts, Inc.(a)	81,636	8,275,441
Walt Disney Co. (The)	102,706	12,083,361
Total		20,358,802
Interactive Media & Services 4.7%
Alphabet, Inc., Class C(a)	23,821	31,904,180
Media 3.7%
Comcast Corp., Class A	334,416	13,520,439
Discovery, Inc., Class A(a)	314,654	8,086,608
DISH Network Corp., Class A(a)	105,883	3,549,198
Total		25,156,245
Wireless Telecommunication Services 1.4%
T-Mobile U.S.A., Inc.(a)	106,021	9,558,853
Total Communication Services		86,978,080
Consumer Discretionary 9.2%
Automobiles 1.2%
General Motors Co.	266,130	8,116,965
Internet & Direct Marketing Retail 4.5%
Amazon.com, Inc.(a)	16,364	30,825,685
Multiline Retail 1.3%
Target Corp.	84,993	8,754,279
Specialty Retail 2.2%
Home Depot, Inc. (The)	68,759	14,978,461
Total Consumer Discretionary		62,675,390
Consumer Staples 6.1%
Beverages 1.7%
PepsiCo, Inc.	90,301	11,922,441
Food Products 1.4%
Mondelez International, Inc., Class A	175,124	9,246,547
Household Products 1.3%
Kimberly-Clark Corp.	66,314	8,699,734
Tobacco 1.7%
Philip Morris International, Inc.	137,726	11,275,628
Total Consumer Staples		41,144,350
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 2.5%
Oil, Gas & Consumable Fuels 2.5%
Chevron Corp.	130,983	12,225,953
EOG Resources, Inc.	73,012	4,618,739
Total		16,844,692
Total Energy		16,844,692
Financials 10.7%
Banks 8.1%
Bank of America Corp.	493,144	14,054,604
Citigroup, Inc.	174,458	11,071,105
JPMorgan Chase & Co.	149,280	17,332,901
KeyCorp	477,993	7,815,185
Popular, Inc.	92,387	4,432,728
Total		54,706,523
Insurance 2.6%
Allstate Corp. (The)	99,967	10,521,527
Lincoln National Corp.	159,903	7,257,997
Total		17,779,524
Total Financials		72,486,047
Health Care 13.5%
Biotechnology 2.6%
Alexion Pharmaceuticals, Inc.(a)	41,095	3,864,163
BioMarin Pharmaceutical, Inc.(a)	53,460	4,831,180
Exact Sciences Corp.(a)	43,081	3,487,407
Vertex Pharmaceuticals, Inc.(a)	22,748	5,096,234
Total		17,278,984
Health Care Equipment & Supplies 6.4%
Abbott Laboratories	170,318	13,119,595
Baxter International, Inc.	128,295	10,708,784
Dentsply Sirona, Inc.	135,543	6,674,137
Medtronic PLC	130,416	13,128,979
Total		43,631,495
Health Care Providers & Services 1.6%
Cigna Corp.	60,983	11,156,230
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Equity Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 2.9%
Bristol-Myers Squibb Co.	121,758	7,191,028
Eli Lilly & Co.	97,317	12,274,593
Total		19,465,621
Total Health Care		91,532,330
Industrials 9.6%
Aerospace & Defense 2.7%
L3 Harris Technologies, Inc.	41,247	8,155,769
Northrop Grumman Corp.	31,838	10,469,608
Total		18,625,377
Building Products 1.3%
Masco Corp.	211,669	8,746,163
Machinery 2.9%
Stanley Black & Decker, Inc.	64,234	9,230,426
Trane Technologies PLC	79,200	10,219,968
Total		19,450,394
Road & Rail 2.7%
Norfolk Southern Corp.	46,176	8,420,193
Union Pacific Corp.	63,202	10,100,312
Total		18,520,505
Total Industrials		65,342,439
Information Technology 25.9%
Communications Equipment 1.9%
Cisco Systems, Inc.	327,995	13,096,840
IT Services 6.0%
Fidelity National Information Services, Inc.	84,479	11,803,406
International Business Machines Corp.	91,115	11,858,617
MasterCard, Inc., Class A	59,318	17,217,049
Total		40,879,072
Semiconductors & Semiconductor Equipment 5.1%
Broadcom, Inc.	46,599	12,703,819
NVIDIA Corp.	31,438	8,490,461
NXP Semiconductors NV	75,798	8,617,475
Qorvo, Inc.(a)	49,178	4,946,323
Total		34,758,078
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 9.5%
Adobe, Inc.(a)	41,393	14,285,552
Microsoft Corp.	254,772	41,275,612
Symantec Corp.	445,527	8,478,379
Total		64,039,543
Technology Hardware, Storage & Peripherals 3.4%
Apple, Inc.(b)	82,727	22,614,253
Total Information Technology		175,387,786
Materials 1.2%
Metals & Mining 1.2%
Barrick Gold Corp.	419,545	7,988,137
Total Materials		7,988,137
Real Estate 3.5%
Equity Real Estate Investment Trusts (REITS) 3.5%
American Tower Corp.	41,079	9,316,717
Medical Properties Trust, Inc.	298,745	6,312,482
ProLogis, Inc.	98,713	8,319,532
Total		23,948,731
Total Real Estate		23,948,731
Utilities 4.0%
Electric Utilities 2.7%
American Electric Power Co., Inc.	107,892	9,630,440
Xcel Energy, Inc.	133,780	8,337,170
Total		17,967,610
Multi-Utilities 1.3%
Ameren Corp.	112,702	8,903,458
Total Utilities		26,871,068
Total Common Stocks (Cost $501,390,143)		671,199,050

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(c),(d)	6,034,636	6,034,636
Total Money Market Funds (Cost $6,034,053)		6,034,636
Total Investments in Securities (Cost: $507,424,196)		677,233,686
Other Assets & Liabilities, Net		529,372
Net Assets		677,763,058

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020
At February 29, 2020, securities and/or cash totaling $414,140 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	37	03/2020	USD	5,459,535	—	(461,617)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	12,897,378	159,758,222	(166,620,964)	6,034,636	(756)	583	306,669	6,034,636
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Equity Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Fair value measurements  (continued)
methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	86,978,080	—	—	86,978,080
Consumer Discretionary	62,675,390	—	—	62,675,390
Consumer Staples	41,144,350	—	—	41,144,350
Energy	16,844,692	—	—	16,844,692
Financials	72,486,047	—	—	72,486,047
Health Care	91,532,330	—	—	91,532,330
Industrials	65,342,439	—	—	65,342,439
Information Technology	175,387,786	—	—	175,387,786
Materials	7,988,137	—	—	7,988,137
Real Estate	23,948,731	—	—	23,948,731
Utilities	26,871,068	—	—	26,871,068
Total Common Stocks	671,199,050	—	—	671,199,050
Money Market Funds	6,034,636	—	—	6,034,636
Total Investments in Securities	677,233,686	—	—	677,233,686
Investments in Derivatives
Liability
Futures Contracts	(461,617)	—	—	(461,617)
Total	676,772,069	—	—	676,772,069
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2020	11

Statement of Assets and Liabilities
February 29, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $501,390,143)	$671,199,050
Affiliated issuers (cost $6,034,053)	6,034,636
Receivable for:
Capital shares sold	296,762
Dividends	982,672
Foreign tax reclaims	2,937
Expense reimbursement due from Investment Manager	6,720
Prepaid expenses	2,067
Total assets	678,524,844
Liabilities
Payable for:
Capital shares purchased	507,641
Variation margin for futures contracts	10,730
Management services fees	14,126
Distribution and/or service fees	1,238
Transfer agent fees	36,602
Compensation of board members	148,549
Compensation of chief compliance officer	4
Other expenses	42,896
Total liabilities	761,786
Net assets applicable to outstanding capital stock	$677,763,058
Represented by
Paid in capital	481,673,204
Total distributable earnings (loss)	196,089,854
Total - representing net assets applicable to outstanding capital stock	$677,763,058
Class A
Net assets	$155,698,675
Shares outstanding	10,952,584
Net asset value per share	$14.22
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$15.09
Advisor Class
Net assets	$3,294,211
Shares outstanding	234,700
Net asset value per share	$14.04
Class C
Net assets	$6,039,537
Shares outstanding	467,365
Net asset value per share	$12.92
Institutional Class
Net assets	$125,623,297
Shares outstanding	8,911,773
Net asset value per share	$14.10
Institutional 2 Class
Net assets	$22,675,742
Shares outstanding	1,558,146
Net asset value per share	$14.55
Institutional 3 Class
Net assets	$364,431,596
Shares outstanding	26,262,407
Net asset value per share	$13.88
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Equity Fund | Annual Report 2020

Statement of Operations
Year Ended February 29, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$17,151,738
Dividends — affiliated issuers	306,669
Interfund lending	13
Foreign taxes withheld	(79,409)
Total income	17,379,011
Expenses:
Management services fees	5,442,592
Distribution and/or service fees
Class A	402,485
Class C	70,522
Transfer agent fees
Class A	229,298
Advisor Class	5,492
Class C	10,042
Institutional Class	231,149
Institutional 2 Class	15,168
Institutional 3 Class	27,222
Compensation of board members	38,004
Custodian fees	9,907
Printing and postage fees	30,165
Registration fees	85,203
Audit fees	28,738
Legal fees	13,977
Compensation of chief compliance officer	152
Other	17,524
Total expenses	6,657,640
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,717,031)
Expense reduction	(1,277)
Total net expenses	3,939,332
Net investment income	13,439,679
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	30,806,770
Investments — affiliated issuers	(756)
Foreign currency translations	1,308
Futures contracts	3,285,339
Options purchased	(144,155)
Net realized gain	33,948,506
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	8,403,217
Investments — affiliated issuers	583
Futures contracts	(1,550,089)
Net change in unrealized appreciation (depreciation)	6,853,711
Net realized and unrealized gain	40,802,217
Net increase in net assets resulting from operations	$54,241,896
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2020	13

Statement of Changes in Net Assets
	Year Ended February 29, 2020	Year Ended February 28, 2019
Operations
Net investment income	$13,439,679	$8,768,891
Net realized gain	33,948,506	45,818,322
Net change in unrealized appreciation (depreciation)	6,853,711	(28,265,706)
Net increase in net assets resulting from operations	54,241,896	26,321,507
Distributions to shareholders
Net investment income and net realized gains
Class A	(8,128,738)	(13,958,703)
Advisor Class	(211,295)	(139,047)
Class C	(331,874)	(716,858)
Institutional Class	(8,874,648)	(15,805,690)
Institutional 2 Class	(1,276,966)	(421,522)
Institutional 3 Class	(20,084,460)	(32,264,321)
Class T	—	(258)
Total distributions to shareholders	(38,907,981)	(63,306,399)
Increase (decrease) in net assets from capital stock activity	(18,482,795)	48,484,123
Total increase (decrease) in net assets	(3,148,880)	11,499,231
Net assets at beginning of year	680,911,938	669,412,707
Net assets at end of year	$677,763,058	$680,911,938
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Equity Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 29, 2020		February 28, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,117,225	16,161,538	1,722,849	24,297,972
Distributions reinvested	193,648	2,772,344	327,491	4,539,237
Redemptions	(1,231,202)	(18,070,781)	(1,267,527)	(18,043,220)
Net increase	79,671	863,101	782,813	10,793,989
Advisor Class
Subscriptions	103,618	1,483,868	362,240	5,115,795
Distributions reinvested	14,912	211,152	10,342	138,788
Redemptions	(111,845)	(1,662,976)	(160,927)	(2,350,125)
Net increase	6,685	32,044	211,655	2,904,458
Class C
Subscriptions	96,991	1,277,788	238,221	2,999,930
Distributions reinvested	22,225	288,516	50,872	648,448
Redemptions	(262,590)	(3,453,111)	(279,518)	(3,687,068)
Net increase (decrease)	(143,374)	(1,886,807)	9,575	(38,690)
Institutional Class
Subscriptions	1,617,438	22,932,594	1,060,395	14,613,282
Distributions reinvested	449,621	6,390,254	751,916	10,340,006
Redemptions	(4,574,789)	(68,579,665)	(1,977,365)	(27,630,441)
Net decrease	(2,507,730)	(39,256,817)	(165,054)	(2,677,153)
Institutional 2 Class
Subscriptions	505,441	7,507,267	1,215,011	16,522,712
Distributions reinvested	87,065	1,276,817	29,817	421,257
Redemptions	(399,153)	(5,986,153)	(593,073)	(8,837,909)
Net increase	193,353	2,797,931	651,755	8,106,060
Institutional 3 Class
Subscriptions	4,413,726	64,981,120	5,053,174	72,022,667
Distributions reinvested	1,241,280	17,368,334	2,236,881	30,308,418
Redemptions	(4,384,530)	(63,381,701)	(5,060,529)	(72,933,175)
Net increase	1,270,476	18,967,753	2,229,526	29,397,910
Class T
Redemptions	—	—	(189)	(2,451)
Net decrease	—	—	(189)	(2,451)
Total net increase (decrease)	(1,100,919)	(18,482,795)	3,720,081	48,484,123
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2020	$13.95	0.24	0.77	1.01	(0.12)	(0.62)	(0.74)
Year Ended 2/28/2019	$14.82	0.16	0.33	0.49	(0.14)	(1.22)	(1.36)
Year Ended 2/28/2018	$13.16	0.09	2.36	2.45	(0.08)	(0.71)	(0.79)
Year Ended 2/28/2017	$10.85	0.12	2.43	2.55	(0.12)	(0.12)	(0.24)
Year Ended 2/29/2016	$12.86	0.05	(0.62)	(0.57)	(0.20)	(1.24)	(1.44)
Advisor Class
Year Ended 2/29/2020	$13.78	0.26	0.78	1.04	(0.16)	(0.62)	(0.78)
Year Ended 2/28/2019	$14.66	0.20	0.33	0.53	(0.19)	(1.22)	(1.41)
Year Ended 2/28/2018(f)	$13.61	0.11	1.63	1.74	(0.10)	(0.59)	(0.69)
Class C
Year Ended 2/29/2020	$12.74	0.11	0.71	0.82	(0.02)	(0.62)	(0.64)
Year Ended 2/28/2019	$13.64	0.05	0.31	0.36	(0.04)	(1.22)	(1.26)
Year Ended 2/28/2018	$12.18	(0.02)	2.19	2.17	—	(0.71)	(0.71)
Year Ended 2/28/2017	$10.07	0.03	2.24	2.27	(0.04)	(0.12)	(0.16)
Year Ended 2/29/2016	$12.04	(0.04)	(0.57)	(0.61)	(0.12)	(1.24)	(1.36)
Institutional Class
Year Ended 2/29/2020	$13.84	0.26	0.78	1.04	(0.16)	(0.62)	(0.78)
Year Ended 2/28/2019	$14.71	0.19	0.34	0.53	(0.18)	(1.22)	(1.40)
Year Ended 2/28/2018	$13.06	0.12	2.35	2.47	(0.11)	(0.71)	(0.82)
Year Ended 2/28/2017	$10.78	0.15	2.40	2.55	(0.15)	(0.12)	(0.27)
Year Ended 2/29/2016	$12.78	0.07	(0.60)	(0.53)	(0.23)	(1.24)	(1.47)
Institutional 2 Class
Year Ended 2/29/2020	$14.26	0.29	0.79	1.08	(0.17)	(0.62)	(0.79)
Year Ended 2/28/2019	$15.11	0.22	0.34	0.56	(0.19)	(1.22)	(1.41)
Year Ended 2/28/2018	$13.41	0.13	2.40	2.53	(0.12)	(0.71)	(0.83)
Year Ended 2/28/2017	$11.05	0.15	2.49	2.64	(0.16)	(0.12)	(0.28)
Year Ended 2/29/2016	$13.07	0.06	(0.60)	(0.54)	(0.24)	(1.24)	(1.48)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Equity Fund | Annual Report 2020

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2020	—	$14.22	7.30%	1.18%	0.80%(c)	1.63%	46%	$155,699
Year Ended 2/28/2019	—	$13.95	3.61%	1.19%	0.80%(c)	1.10%	62%	$151,703
Year Ended 2/28/2018	—	$14.82	18.87%	1.19%	1.13%(c)	0.61%	45%	$149,489
Year Ended 2/28/2017	—	$13.16	23.66%	1.22%	1.17%(c)	0.98%	67%	$136,584
Year Ended 2/29/2016	0.00(d)	$10.85	(5.38%)(e)	1.25%	1.18%(c)	0.41%	102%	$119,928
Advisor Class
Year Ended 2/29/2020	—	$14.04	7.58%	0.93%	0.55%(c)	1.81%	46%	$3,294
Year Ended 2/28/2019	—	$13.78	3.88%	0.94%	0.55%(c)	1.45%	62%	$3,143
Year Ended 2/28/2018(f)	—	$14.66	12.96%	0.97%(g)	0.69%(c),(g)	1.17%(g)	45%	$240
Class C
Year Ended 2/29/2020	—	$12.92	6.45%	1.93%	1.55%(c)	0.83%	46%	$6,040
Year Ended 2/28/2019	—	$12.74	2.85%	1.94%	1.55%(c)	0.34%	62%	$7,783
Year Ended 2/28/2018	—	$13.64	18.03%	1.94%	1.87%(c)	(0.15%)	45%	$8,199
Year Ended 2/28/2017	—	$12.18	22.66%	1.97%	1.92%(c)	0.23%	67%	$5,692
Year Ended 2/29/2016	0.00(d)	$10.07	(6.05%)(e)	2.00%	1.93%(c)	(0.35%)	102%	$4,739
Institutional Class
Year Ended 2/29/2020	—	$14.10	7.54%	0.93%	0.55%(c)	1.76%	46%	$125,623
Year Ended 2/28/2019	—	$13.84	3.90%	0.94%	0.55%(c)	1.34%	62%	$158,057
Year Ended 2/28/2018	—	$14.71	19.21%	0.94%	0.88%(c)	0.86%	45%	$170,394
Year Ended 2/28/2017	—	$13.06	23.83%	0.97%	0.92%(c)	1.23%	67%	$159,193
Year Ended 2/29/2016	0.00(d)	$10.78	(5.09%)(e)	1.00%	0.93%(c)	0.55%	102%	$149,765
Institutional 2 Class
Year Ended 2/29/2020	—	$14.55	7.61%	0.85%	0.46%	1.97%	46%	$22,676
Year Ended 2/28/2019	—	$14.26	4.01%	0.84%	0.46%	1.53%	62%	$19,466
Year Ended 2/28/2018	—	$15.11	19.15%	0.86%	0.80%	0.90%	45%	$10,777
Year Ended 2/28/2017	—	$13.41	24.09%	0.86%	0.83%	1.21%	67%	$269
Year Ended 2/29/2016	0.00(d)	$11.05	(5.05%)(e)	0.86%	0.84%	0.47%	102%	$153
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/29/2020	$13.63	0.29	0.76	1.05	(0.18)	(0.62)	(0.80)
Year Ended 2/28/2019	$14.51	0.21	0.33	0.54	(0.20)	(1.22)	(1.42)
Year Ended 2/28/2018(h)	$13.08	0.14	2.13	2.27	(0.13)	(0.71)	(0.84)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.
(f)	Advisor Class shares commenced operations on July 5, 2017. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Large Cap Equity Fund | Annual Report 2020

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/29/2020	—	$13.88	7.72%	0.80%	0.42%	2.04%	46%	$364,432
Year Ended 2/28/2019	—	$13.63	4.02%	0.80%	0.43%	1.48%	62%	$340,760
Year Ended 2/28/2018(h)	—	$14.51	17.63%	0.81%	0.76%	0.98%	45%	$330,311
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2020	19

Notes to Financial Statements
February 29, 2020
Note 1. Organization
Columbia Select Large Cap Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Columbia Select Large Cap Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia Select Large Cap Equity Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
February 29, 2020
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
22	Columbia Select Large Cap Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2020:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	461,617*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Select Large Cap Equity Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
February 29, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	3,285,339	(144,155)	3,141,184

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(1,550,089)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 29, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	12,837,933

Derivative instrument	Average value ($)**
Options contracts — purchased	795

*	Based on the ending quarterly outstanding amounts for the year ended February 29, 2020.
**	Based on the ending daily outstanding amounts for the year ended February 29, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
24	Columbia Select Large Cap Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2020 was 0.76% of the Fund’s average daily net assets.
Columbia Select Large Cap Equity Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 29, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $1,277.
26	Columbia Select Large Cap Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	65,256
Class C	—	1.00(b)	419

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2019 through June 30, 2020	Prior to July 1, 2019
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.46	0.49
Institutional 3 Class	0.42	0.43
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Select Large Cap Equity Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, re-characterization of distributions for investments, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(6,063)	6,062	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2020			Year Ended February 28, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
7,960,854	30,947,127	38,907,981	10,865,951	52,440,448	63,306,399
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,901,250	19,909,973	—	169,425,871
At February 29, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
507,346,198	194,228,470	(24,802,599)	169,425,871
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $322,204,722 and $357,138,916, respectively, for the year ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
28	Columbia Select Large Cap Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 29, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	200,000	2.29	1
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 29, 2020.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit
Columbia Select Large Cap Equity Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
February 29, 2020
margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 29, 2020, one unaffiliated shareholder of record owned 28.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 47.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
30	Columbia Select Large Cap Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Select Large Cap Equity Fund | Annual Report 2020	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select Large Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Large Cap Equity Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Select Large Cap Equity Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$30,301,764
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	117	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Select Large Cap Equity Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	117	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	117	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	117	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	117	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
34	Columbia Select Large Cap Equity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	117	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	115	Director, NAPE Education Foundation since October 2016
Columbia Select Large Cap Equity Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	185	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
36	Columbia Select Large Cap Equity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Select Large Cap Equity Fund | Annual Report 2020	37

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Select Large Cap Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN172_02_K01_(04/20)

Annual Report
February 29, 2020
Columbia Large Cap Index Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Large Cap Index Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Index Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) 500 Index.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Vadim Shteyn
Portfolio Manager
Managed Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
	Inception	1 Year	5 Years	10 Years
Class A	10/10/95	7.70	8.74	12.16
Institutional Class	12/15/93	7.97	9.02	12.44
Institutional 2 Class*	11/08/12	7.97	9.02	12.44
Institutional 3 Class*	03/01/17	7.99	9.03	12.45
S&P 500 Index		8.19	9.23	12.65
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Large Cap Index Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2010 — February 29, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 29, 2020)
Common Stocks	99.0
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	10.7
Consumer Discretionary	9.9
Consumer Staples	7.2
Energy	3.6
Financials	12.2
Health Care	14.0
Industrials	8.9
Information Technology	24.4
Materials	2.5
Real Estate	3.1
Utilities	3.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Index Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended February 29, 2020, the Fund’s Class A shares returned 7.70%. The Fund closely tracked its benchmark, the unmanaged S&P 500 Index, which returned 8.19% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
U.S. equity markets posted divergent results amid extreme volatility
The 12 months that ended February 29, 2020 proved to be volatile for U.S. equities. The annual period began with mixed results, as large-cap stocks wobbled modestly higher, while mid-cap and small-cap companies posted negative absolute returns on fears that economic growth was potentially slowing and the impact of U.S.-China trade headlines might be greater than the U.S. Administration was stating. Through the second quarter of 2019, large-cap stocks continued to better weather the “risk off” sentiment, or heightened risk aversion, that dominated these months, as did growth stocks across the capitalization spectrum. Speculation around the market’s hoped-for interest rate cuts from the U.S. Federal Reserve (Fed) contributed to frequent swings in investor optimism.
Day-to-day sentiment about the state of U.S.-China trade relations remained a major factor influencing the U.S. equity markets going into the second half of 2019. Also adding to the list of worries were U.S. recession fears based on weak manufacturing data, uncertainties about global economic growth, several geopolitical hotspots, domestic political turmoil around the impeachment of the U.S. President and the then-diverse and differentiated Democratic presidential candidate campaigns. Toward the end of 2019, however, investor optimism soared. Hopeful expectations surrounding a “Phase 1” trade deal between the U.S. and China, an accommodative Fed and the seemingly persistent resilience of the American consumer led the S&P 500 Index to its best fourth quarter since 2013. Mid-cap and small-cap stocks lagged their large-cap counterparts but also posted a strong fourth calendar quarter.
The optimism seen at the end of the 2019 calendar year continued into the start of the new decade but was derailed quickly by the outbreak of the highly contagious and novel coronavirus first identified in Wuhan, Hubei province in China. As the impact of the virus became more pronounced and fears of a severe pandemic that could cause a global recession grew, markets around the world, including the U.S., sold off dramatically. The S&P 500 Index lost almost 11.5% in the last week of February 2020 alone, its biggest weekly decline since October 2008. Mid-cap and small-cap companies struggled similarly.
Still, even with the sharp decline in February 2020, the S&P 500 Index ended the annual period up 8.19%. However, amid heightened volatility and risk aversion, mid-cap and small-cap stocks significantly underperformed large-cap stocks, with the S&P Mid Cap 400 Index and the S&P Small Cap 600 Index posting returns of -3.39% and -7.68%, respectively, for the same annual period.
S&P 500 Index saw greatest gains in information technology sector
Eight of the eleven sectors of the S&P 500 Index posted a positive return during the 12 months that ended February 29, 2020. In terms of total return, information technology was the best relative performer by some distance, followed by the utilities and communication services sectors. On the basis of impact, which takes weighting and total returns into account, information technology, communication services and consumer staples were the best relative performers. The top performing industries for the annual period on the basis of total return were technology hardware, storage and peripherals; software; health care technology; water utilities; and semiconductors and semiconductor equipment.
Conversely, energy, materials and industrials were weakest from both a total return perspective and on the basis of impact. The worst performing industries for the annual period on the basis of total return were energy equipment and services; oil, gas and consumable fuels; leisure products; airlines; and automobiles.
Top individual contributors within the S&P 500 Index during the annual period included information technology giants Apple, Inc. and Microsoft Corp.; e-commerce retailing behemoth Amazon.com, Inc.; social media leader Facebook, Inc.; and semiconductor producer NVIDIA Corp. Top detractors were integrated oil companies Exxon Mobil Corp. and Chevron Corp.; aerospace and defense company Boeing Co.; pharmaceuticals company Pfizer, Inc.; and technology hardware company Cisco Systems, Inc.
Columbia Large Cap Index Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Information technology was the largest sector by weighting in the S&P 500 Index as of February 29, 2020, with a weighting of 24.42%. As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
Index additions and deletions drove Fund portfolio changes
During the annual period, there were 28 additions and 28 deletions to the Index and the Fund’s portfolio. Among those stocks added to the Index and Fund were Fox Corp., Dow, Inc., MarketAxess Holdings, Inc., T-Mobile U.S.A., Inc., Las Vegas Sands Corp., ServiceNow, Inc., WR Berkley Corp., Old Dominion Freight Line, Inc., Live Nation Entertainment, Inc. and Zebra Technologies Corp. Deletions included Anadarko Petroleum Corp., Brighthouse Financial, Inc., Celgene Corp., Foot Locker, Inc., Fluor Corp., L3 Technologies, Inc., Mattel, Inc., Nektar Therapeutics, SunTrust Banks, Inc. and TripAdvisor, Inc.
We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P 500 Index.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Index Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,016.90	1,022.63	2.26	2.26	0.45
Institutional Class	1,000.00	1,000.00	1,018.20	1,023.87	1.00	1.01	0.20
Institutional 2 Class	1,000.00	1,000.00	1,018.10	1,023.87	1.00	1.01	0.20
Institutional 3 Class	1,000.00	1,000.00	1,018.10	1,023.87	1.00	1.01	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Large Cap Index Fund | Annual Report 2020	7

Portfolio of Investments
February 29, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.2%
Issuer	Shares	Value ($)
Communication Services 10.6%
Diversified Telecommunication Services 2.0%
AT&T, Inc.	911,582	32,105,918
CenturyLink, Inc.	122,441	1,477,863
Verizon Communications, Inc.	516,093	27,951,597
Total		61,535,378
Entertainment 1.9%
Activision Blizzard, Inc.	95,870	5,572,923
Electronic Arts, Inc.(a)	36,432	3,693,112
Live Nation Entertainment, Inc.(a)	17,580	1,068,337
Netflix, Inc.(a)	54,687	20,181,144
Take-Two Interactive Software, Inc.(a)	14,122	1,517,832
Walt Disney Co. (The)	224,915	26,461,250
Total		58,494,598
Interactive Media & Services 5.2%
Alphabet, Inc., Class A(a)	37,387	50,070,540
Alphabet, Inc., Class C(a)	37,295	49,950,312
Facebook, Inc., Class A(a)	300,301	57,798,933
Twitter, Inc.(a)	96,879	3,216,383
Total		161,036,168
Media 1.4%
Charter Communications, Inc., Class A(a)	19,566	9,649,364
Comcast Corp., Class A	566,517	22,904,282
Discovery, Inc., Class A(a)	19,736	507,215
Discovery, Inc., Class C(a)	41,856	1,050,586
DISH Network Corp., Class A(a)	31,945	1,070,796
Fox Corp., Class A	44,234	1,359,753
Fox Corp., Class B	20,261	616,948
Interpublic Group of Companies, Inc. (The)	48,381	1,033,418
News Corp., Class A	48,488	585,493
News Corp., Class B	15,198	189,063
Omnicom Group, Inc.	27,170	1,882,338
ViacomCBS, Inc., Class B	67,438	1,659,649
Total		42,508,905
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.1%
T-Mobile U.S.A., Inc.(a)	39,500	3,561,320
Total Communication Services		327,136,369
Consumer Discretionary 9.8%
Auto Components 0.1%
Aptiv PLC	31,858	2,488,429
BorgWarner, Inc.	25,772	814,395
Total		3,302,824
Automobiles 0.3%
Ford Motor Co.	485,927	3,382,052
General Motors Co.	156,900	4,785,450
Harley-Davidson, Inc.	19,251	586,578
Total		8,754,080
Distributors 0.1%
Genuine Parts Co.	18,128	1,581,487
LKQ Corp.(a)	38,245	1,131,287
Total		2,712,774
Diversified Consumer Services 0.0%
H&R Block, Inc.	24,368	503,687
Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	49,981	1,672,364
Chipotle Mexican Grill, Inc.(a)	3,195	2,471,588
Darden Restaurants, Inc.	15,298	1,491,555
Hilton Worldwide Holdings, Inc.	35,214	3,422,801
Las Vegas Sands Corp.	42,170	2,458,933
Marriott International, Inc., Class A	33,859	4,198,516
McDonald’s Corp.	93,976	18,247,320
MGM Resorts International	64,267	1,578,397
Norwegian Cruise Line Holdings Ltd.(a)	26,553	989,365
Royal Caribbean Cruises Ltd.	21,447	1,724,553
Starbucks Corp.	147,373	11,558,464
Wynn Resorts Ltd.	12,059	1,302,131
Yum! Brands, Inc.	37,747	3,368,920
Total		54,484,907
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 0.4%
D.R. Horton, Inc.	41,844	2,229,030
Garmin Ltd.	18,027	1,593,407
Leggett & Platt, Inc.	16,425	651,416
Lennar Corp., Class A	34,922	2,107,193
Mohawk Industries, Inc.(a)	7,423	899,296
Newell Brands, Inc.	47,552	733,727
NVR, Inc.(a)	430	1,576,887
PulteGroup, Inc.	31,791	1,277,998
Whirlpool Corp.	7,882	1,007,793
Total		12,076,747
Internet & Direct Marketing Retail 3.6%
Amazon.com, Inc.(a)	51,970	97,898,487
Booking Holdings, Inc.(a)	5,222	8,854,737
eBay, Inc.	95,429	3,305,661
Expedia Group, Inc.	17,439	1,719,834
Total		111,778,719
Leisure Products 0.0%
Hasbro, Inc.	15,882	1,226,884
Multiline Retail 0.5%
Dollar General Corp.	31,771	4,775,181
Dollar Tree, Inc.(a)	29,528	2,451,710
Kohl’s Corp.	19,539	764,952
Macy’s, Inc.	38,556	510,096
Nordstrom, Inc.	13,369	463,904
Target Corp.	63,234	6,513,102
Total		15,478,945
Specialty Retail 2.3%
Advance Auto Parts, Inc.	8,647	1,149,878
AutoZone, Inc.(a)	2,977	3,073,782
Best Buy Co., Inc.	28,422	2,150,124
CarMax, Inc.(a)	20,524	1,791,951
Gap, Inc. (The)	26,556	380,548
Home Depot, Inc. (The)	136,123	29,653,034
L Brands, Inc.	28,984	627,794
Lowe’s Companies, Inc.	95,647	10,193,101
O’Reilly Automotive, Inc.(a)	9,438	3,479,979
Ross Stores, Inc.	45,135	4,909,785
Common Stocks (continued)
Issuer	Shares	Value ($)
Tiffany & Co.	13,471	1,799,591
TJX Companies, Inc. (The)	151,322	9,049,056
Tractor Supply Co.	14,777	1,307,912
Ulta Beauty, Inc.(a)	7,135	1,834,337
Total		71,400,872
Textiles, Apparel & Luxury Goods 0.7%
Capri Holdings Ltd.(a)	18,919	488,489
Hanesbrands, Inc.	45,138	597,627
Nike, Inc., Class B	155,487	13,897,428
PVH Corp.	9,255	685,888
Ralph Lauren Corp.	6,211	655,323
Tapestry, Inc.	34,438	807,571
Under Armour, Inc., Class A(a)	23,485	333,252
Under Armour, Inc., Class C(a)	24,282	303,039
VF Corp.	40,870	2,942,640
Total		20,711,257
Total Consumer Discretionary		302,431,696
Consumer Staples 7.2%
Beverages 1.9%
Brown-Forman Corp., Class B	22,740	1,396,463
Coca-Cola Co. (The)	481,185	25,738,586
Constellation Brands, Inc., Class A	20,897	3,602,225
Molson Coors Beverage Co., Class B	23,439	1,162,809
Monster Beverage Corp.(a)	47,637	2,973,025
PepsiCo, Inc.	174,010	22,974,540
Total		57,847,648
Food & Staples Retailing 1.5%
Costco Wholesale Corp.	55,129	15,498,967
Kroger Co. (The)	100,079	2,815,222
Sysco Corp.	63,670	4,243,605
Walgreens Boots Alliance, Inc.	93,559	4,281,260
Walmart, Inc.	177,026	19,062,160
Total		45,901,214
Food Products 1.1%
Archer-Daniels-Midland Co.	69,471	2,615,583
Campbell Soup Co.	21,076	950,949
ConAgra Foods, Inc.	60,729	1,620,857
General Mills, Inc.	75,423	3,695,727

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Hershey Co. (The)	18,509	2,665,111
Hormel Foods Corp.	34,696	1,443,354
JM Smucker Co. (The)	14,236	1,466,166
Kellogg Co.	31,076	1,879,166
Kraft Heinz Co. (The)	77,719	1,925,100
Lamb Weston Holdings, Inc.	18,223	1,583,396
McCormick & Co., Inc.	15,423	2,254,688
Mondelez International, Inc., Class A	179,675	9,486,840
Tyson Foods, Inc., Class A	36,838	2,498,721
Total		34,085,658
Household Products 1.7%
Church & Dwight Co., Inc.	30,623	2,128,911
Clorox Co. (The)	15,658	2,496,198
Colgate-Palmolive Co.	106,951	7,226,679
Kimberly-Clark Corp.	42,776	5,611,784
Procter & Gamble Co. (The)	311,198	35,236,950
Total		52,700,522
Personal Products 0.2%
Coty, Inc., Class A	36,888	340,476
Estee Lauder Companies, Inc. (The), Class A	27,771	5,098,756
Total		5,439,232
Tobacco 0.8%
Altria Group, Inc.	233,123	9,411,176
Philip Morris International, Inc.	194,159	15,895,797
Total		25,306,973
Total Consumer Staples		221,281,247
Energy 3.5%
Energy Equipment & Services 0.3%
Baker Hughes Co.	81,093	1,304,786
Halliburton Co.	109,544	1,857,866
Helmerich & Payne, Inc.	13,532	499,196
National Oilwell Varco, Inc.	48,146	900,812
Schlumberger Ltd.	172,755	4,679,933
TechnipFMC PLC	52,437	778,165
Total		10,020,758
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 3.2%
Apache Corp.	46,924	1,169,346
Cabot Oil & Gas Corp.	50,906	709,121
Chevron Corp.	235,958	22,024,320
Cimarex Energy Co.	12,709	420,032
Concho Resources, Inc.	25,082	1,706,078
ConocoPhillips Co.	136,925	6,629,908
Devon Energy Corp.	48,289	784,213
Diamondback Energy, Inc.	20,108	1,246,696
EOG Resources, Inc.	72,602	4,592,803
Exxon Mobil Corp.(b)	527,989	27,159,754
Hess Corp.	32,318	1,815,625
HollyFrontier Corp.	18,528	624,023
Kinder Morgan, Inc.	243,075	4,659,748
Marathon Oil Corp.	99,821	826,518
Marathon Petroleum Corp.	81,025	3,842,206
Noble Energy, Inc.	59,684	944,798
Occidental Petroleum Corp.	111,479	3,649,822
ONEOK, Inc.	51,552	3,439,549
Phillips 66	55,455	4,151,361
Pioneer Natural Resources Co.	20,673	2,538,231
Valero Energy Corp.	51,245	3,394,981
Williams Companies, Inc. (The)	151,254	2,881,389
Total		99,210,522
Total Energy		109,231,280
Financials 12.1%
Banks 4.9%
Bank of America Corp.	1,010,237	28,791,755
Citigroup, Inc.	272,433	17,288,598
Citizens Financial Group, Inc.	54,246	1,719,056
Comerica, Inc.	17,984	946,678
Fifth Third Bancorp	88,554	2,160,718
First Republic Bank	21,030	2,114,987
Huntington Bancshares, Inc.	128,875	1,581,296
JPMorgan Chase & Co.	391,400	45,445,454
KeyCorp	122,915	2,009,660
M&T Bank Corp.	16,467	2,311,637
People’s United Financial, Inc.	55,426	775,410
PNC Financial Services Group, Inc. (The)	54,683	6,911,931

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Regions Financial Corp.	120,378	1,627,511
SVB Financial Group(a)	6,439	1,340,342
Truist Financial Corp.	167,346	7,721,344
U.S. Bancorp	177,365	8,236,831
Wells Fargo & Co.	480,278	19,619,356
Zions Bancorp	21,267	849,617
Total		151,452,181
Capital Markets 2.7%
Ameriprise Financial, Inc.(c)	15,809	2,233,812
Bank of New York Mellon Corp. (The)	104,718	4,178,248
BlackRock, Inc.	14,715	6,813,192
Cboe Global Markets, Inc.	13,837	1,577,418
Charles Schwab Corp. (The)	142,664	5,813,558
CME Group, Inc.	44,723	8,891,827
E*TRADE Financial Corp.	28,190	1,290,538
Franklin Resources, Inc.	34,805	757,357
Goldman Sachs Group, Inc. (The)	39,772	7,985,024
Intercontinental Exchange, Inc.	69,485	6,199,452
Invesco Ltd.	46,448	668,851
MarketAxess Holdings, Inc.	4,730	1,534,081
Moody’s Corp.	20,258	4,862,528
Morgan Stanley	153,503	6,912,240
MSCI, Inc.	10,573	3,123,687
Nasdaq, Inc.	14,314	1,467,901
Northern Trust Corp.	26,441	2,320,462
Raymond James Financial, Inc.	15,410	1,288,738
S&P Global, Inc.	30,499	8,109,989
State Street Corp.	45,373	3,090,355
T. Rowe Price Group, Inc.	29,163	3,441,526
Total		82,560,784
Consumer Finance 0.6%
American Express Co.	83,733	9,204,769
Capital One Financial Corp.	58,121	5,129,759
Discover Financial Services	39,116	2,565,227
Synchrony Financial	70,430	2,049,513
Total		18,949,268
Diversified Financial Services 1.6%
Berkshire Hathaway, Inc., Class B(a)	244,088	50,365,118
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 2.3%
Aflac, Inc.	91,600	3,925,060
Allstate Corp. (The)	40,423	4,254,521
American International Group, Inc.	108,558	4,576,805
Aon PLC	29,221	6,077,968
Arthur J Gallagher & Co.	23,272	2,268,787
Assurant, Inc.	7,564	912,143
Chubb Ltd.	56,551	8,201,592
Cincinnati Financial Corp.	18,962	1,768,017
Everest Re Group Ltd.	5,086	1,260,718
Globe Life, Inc.	12,428	1,151,579
Hartford Financial Services Group, Inc. (The)	44,974	2,246,451
Lincoln National Corp.	24,746	1,123,221
Loews Corp.	31,922	1,456,601
Marsh & McLennan Companies, Inc.	62,979	6,585,084
MetLife, Inc.	97,543	4,167,037
Principal Financial Group, Inc.	32,223	1,430,379
Progressive Corp. (The)	72,952	5,337,168
Prudential Financial, Inc.	50,163	3,784,798
Travelers Companies, Inc. (The)	32,205	3,858,481
Unum Group	25,742	600,046
Willis Towers Watson PLC	16,045	3,036,516
WR Berkley Corp.	18,110	1,215,905
Total		69,238,877
Total Financials		372,566,228
Health Care 13.9%
Biotechnology 2.1%
AbbVie, Inc.	184,542	15,817,095
Alexion Pharmaceuticals, Inc.(a)	27,612	2,596,356
Amgen, Inc.	74,149	14,809,780
Biogen, Inc.(a)	22,514	6,943,093
Gilead Sciences, Inc.	157,879	10,950,487
Incyte Corp.(a)	22,310	1,682,397
Regeneron Pharmaceuticals, Inc.(a)	9,972	4,433,252
Vertex Pharmaceuticals, Inc.(a)	32,094	7,190,019
Total		64,422,479

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.5%
Abbott Laboratories	220,551	16,989,044
ABIOMED, Inc.(a)	5,632	846,264
Align Technology, Inc.(a)	8,952	1,954,669
Baxter International, Inc.	63,713	5,318,124
Becton Dickinson and Co.	33,752	8,026,901
Boston Scientific Corp.(a)	173,928	6,503,168
Cooper Companies, Inc. (The)	6,185	2,007,465
Danaher Corp.	79,776	11,534,014
Dentsply Sirona, Inc.	27,751	1,366,459
Edwards Lifesciences Corp.(a)	26,026	5,331,166
Hologic, Inc.(a)	33,460	1,576,635
IDEXX Laboratories, Inc.(a)	10,709	2,725,548
Intuitive Surgical, Inc.(a)	14,421	7,700,237
Medtronic PLC	167,266	16,838,668
ResMed, Inc.	17,942	2,852,060
STERIS PLC	10,580	1,678,200
Stryker Corp.	40,183	7,658,478
Teleflex, Inc.	5,780	1,936,416
Varian Medical Systems, Inc.(a)	11,347	1,395,341
Zimmer Biomet Holdings, Inc.	25,670	3,494,970
Total		107,733,827
Health Care Providers & Services 2.7%
AmerisourceBergen Corp.	18,759	1,581,759
Anthem, Inc.	31,638	8,133,814
Cardinal Health, Inc.	36,496	1,902,172
Centene Corp.(a)	72,855	3,862,772
Cigna Corp.	46,595	8,524,089
CVS Health Corp.	162,347	9,607,696
DaVita, Inc.(a)	11,187	868,335
HCA Healthcare, Inc.	33,009	4,192,473
Henry Schein, Inc.(a)	18,313	1,115,994
Humana, Inc.	16,530	5,284,310
Laboratory Corp. of America Holdings(a)	12,115	2,128,484
McKesson Corp.	22,486	3,144,892
Quest Diagnostics, Inc.	16,806	1,782,444
UnitedHealth Group, Inc.	118,226	30,142,901
Universal Health Services, Inc., Class B	10,025	1,240,494
Total		83,512,629
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology 0.1%
Cerner Corp.	39,194	2,714,968
Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc.	38,618	2,976,289
Illumina, Inc.(a)	18,343	4,873,185
IQVIA Holdings, Inc.(a)	22,515	3,140,617
Mettler-Toledo International, Inc.(a)	3,042	2,134,571
PerkinElmer, Inc.	13,865	1,198,491
Thermo Fisher Scientific, Inc.	50,040	14,551,632
Waters Corp.(a)	8,037	1,566,331
Total		30,441,116
Pharmaceuticals 4.5%
Allergan PLC	40,965	7,810,797
Bristol-Myers Squibb Co.	292,529	17,276,763
Eli Lilly & Co.	105,438	13,298,895
Johnson & Johnson	328,427	44,166,863
Merck & Co., Inc.	317,709	24,323,801
Mylan NV(a)	64,412	1,107,242
Perrigo Co. PLC	16,987	861,071
Pfizer, Inc.	690,593	23,079,618
Zoetis, Inc.	59,440	7,919,191
Total		139,844,241
Total Health Care		428,669,260
Industrials 8.8%
Aerospace & Defense 2.4%
Arconic, Inc.	48,335	1,418,632
Boeing Co. (The)	66,721	18,355,614
General Dynamics Corp.	29,240	4,669,336
Huntington Ingalls Industries, Inc.	5,105	1,049,231
L3 Harris Technologies, Inc.	27,582	5,453,789
Lockheed Martin Corp.	30,972	11,455,614
Northrop Grumman Corp.	19,557	6,431,124
Raytheon Co.	34,751	6,552,649
Textron, Inc.	28,482	1,156,369
TransDigm Group, Inc.	6,215	3,466,789
United Technologies Corp.	101,245	13,221,584
Total		73,230,731

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Air Freight & Logistics 0.5%
CH Robinson Worldwide, Inc.	16,877	1,162,825
Expeditors International of Washington, Inc.	21,256	1,496,848
FedEx Corp.	29,955	4,228,747
United Parcel Service, Inc., Class B	87,446	7,912,989
Total		14,801,409
Airlines 0.3%
Alaska Air Group, Inc.	15,369	775,520
American Airlines Group, Inc.	48,649	926,763
Delta Air Lines, Inc.	71,833	3,313,656
Southwest Airlines Co.	59,108	2,730,199
United Airlines Holdings, Inc.(a)	27,160	1,672,784
Total		9,418,922
Building Products 0.3%
Allegion PLC	11,596	1,333,424
AO Smith Corp.	17,106	676,542
Fortune Brands Home & Security, Inc.	17,361	1,072,042
Johnson Controls International PLC	96,263	3,520,338
Masco Corp.	35,457	1,465,083
Total		8,067,429
Commercial Services & Supplies 0.4%
Cintas Corp.	10,460	2,790,100
Copart, Inc.(a)	25,528	2,156,605
Republic Services, Inc.	26,283	2,372,304
Rollins, Inc.	17,566	657,671
Waste Management, Inc.	48,710	5,397,555
Total		13,374,235
Construction & Engineering 0.1%
Jacobs Engineering Group, Inc.	16,909	1,561,377
Quanta Services, Inc.	17,761	677,227
Total		2,238,604
Electrical Equipment 0.5%
AMETEK, Inc.	28,528	2,453,408
Eaton Corp. PLC	51,592	4,680,426
Emerson Electric Co.	76,013	4,873,194
Rockwell Automation, Inc.	14,424	2,646,804
Total		14,653,832
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 1.3%
3M Co.	71,763	10,709,910
General Electric Co.	1,089,849	11,857,557
Honeywell International, Inc.	89,163	14,459,564
Roper Technologies, Inc.	12,987	4,567,528
Total		41,594,559
Machinery 1.5%
Caterpillar, Inc.	68,962	8,567,839
Cummins, Inc.	19,118	2,892,362
Deere & Co.	39,295	6,148,882
Dover Corp.	18,125	1,862,162
Flowserve Corp.	16,330	656,303
Fortive Corp.	36,880	2,550,621
IDEX Corp.	9,490	1,404,520
Illinois Tool Works, Inc.	36,501	6,124,138
PACCAR, Inc.	43,157	2,887,203
Parker-Hannifin Corp.	16,029	2,961,678
Pentair PLC	20,972	826,087
Snap-On, Inc.	6,847	991,103
Stanley Black & Decker, Inc.	18,970	2,725,989
Trane Technologies PLC	29,898	3,858,038
Westinghouse Air Brake Technologies Corp.	22,726	1,561,276
Xylem, Inc.	22,473	1,738,062
Total		47,756,263
Professional Services 0.3%
Equifax, Inc.	15,108	2,145,940
IHS Markit Ltd.	50,038	3,564,707
Nielsen Holdings PLC	44,403	808,579
Robert Half International, Inc.	14,670	739,515
Verisk Analytics, Inc.	20,454	3,172,620
Total		10,431,361
Road & Rail 1.0%
CSX Corp.	97,036	6,836,186
JB Hunt Transport Services, Inc.	10,642	1,026,314
Kansas City Southern	12,372	1,864,213
Norfolk Southern Corp.	32,543	5,934,216

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Old Dominion Freight Line, Inc.	7,970	1,544,586
Union Pacific Corp.	86,629	13,844,181
Total		31,049,696
Trading Companies & Distributors 0.2%
Fastenal Co.	71,572	2,449,194
United Rentals, Inc.(a)	9,374	1,241,868
W.W. Grainger, Inc.	5,447	1,511,760
Total		5,202,822
Total Industrials		271,819,863
Information Technology 24.2%
Communications Equipment 0.9%
Arista Networks, Inc.(a)	6,772	1,307,809
Cisco Systems, Inc.	529,384	21,138,303
F5 Networks, Inc.(a)	7,584	909,701
Juniper Networks, Inc.	41,767	886,296
Motorola Solutions, Inc.	21,383	3,542,735
Total		27,784,844
Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp., Class A	36,994	3,391,610
CDW Corp.	17,930	2,047,965
Corning, Inc.	95,971	2,289,868
FLIR Systems, Inc.	16,741	710,990
IPG Photonics Corp.(a)	4,440	566,722
Keysight Technologies, Inc.(a)	23,407	2,218,047
TE Connectivity Ltd.	41,736	3,458,662
Zebra Technologies Corp., Class A(a)	6,730	1,419,828
Total		16,103,692
IT Services 5.6%
Accenture PLC, Class A	79,253	14,312,299
Akamai Technologies, Inc.(a)	20,166	1,744,561
Alliance Data Systems Corp.	5,118	439,534
Automatic Data Processing, Inc.	53,999	8,355,805
Broadridge Financial Solutions, Inc.	14,306	1,492,974
Cognizant Technology Solutions Corp., Class A	68,334	4,163,590
DXC Technology Co.	31,945	770,194
Fidelity National Information Services, Inc.	76,690	10,715,127
Fiserv, Inc.(a)	71,267	7,793,759
FleetCor Technologies, Inc.(a)	10,828	2,877,974
Common Stocks (continued)
Issuer	Shares	Value ($)
Gartner, Inc.(a)	11,164	1,444,510
Global Payments, Inc.	37,508	6,900,347
International Business Machines Corp.	110,518	14,383,918
Jack Henry & Associates, Inc.	9,605	1,457,463
Leidos Holdings, Inc.	16,610	1,705,016
MasterCard, Inc., Class A	110,774	32,152,153
Paychex, Inc.	39,758	3,080,450
PayPal Holdings, Inc.(a)	146,522	15,822,911
VeriSign, Inc.(a)	12,891	2,446,067
Visa, Inc., Class A	213,614	38,826,481
Western Union Co. (The)	52,315	1,171,333
Total		172,056,466
Semiconductors & Semiconductor Equipment 4.3%
Advanced Micro Devices, Inc.(a)	145,958	6,638,170
Analog Devices, Inc.	45,964	5,012,374
Applied Materials, Inc.	115,278	6,699,957
Broadcom, Inc.	49,498	13,494,145
Intel Corp.	542,827	30,137,755
KLA Corp.	19,686	3,025,935
Lam Research Corp.	18,106	5,312,844
Maxim Integrated Products, Inc.	33,766	1,878,065
Microchip Technology, Inc.	29,824	2,705,335
Micron Technology, Inc.(a)	138,146	7,260,954
NVIDIA Corp.	76,367	20,624,436
Qorvo, Inc.(a)	14,495	1,457,907
QUALCOMM, Inc.	142,492	11,157,124
Skyworks Solutions, Inc.	21,262	2,130,027
Texas Instruments, Inc.	116,647	13,314,088
Xilinx, Inc.	31,384	2,620,250
Total		133,469,366
Software 7.9%
Adobe, Inc.(a)	60,410	20,848,699
ANSYS, Inc.(a)	10,676	2,585,620
Autodesk, Inc.(a)	27,461	5,241,756
Cadence Design Systems, Inc.(a)	35,013	2,315,760
Citrix Systems, Inc.	14,353	1,483,957
Fortinet, Inc.(a)	17,712	1,807,687
Intuit, Inc.	32,479	8,634,542
Microsoft Corp.	951,989	154,231,738

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Oracle Corp.	270,346	13,371,313
Paycom Software, Inc.(a)	6,120	1,729,818
Salesforce.com, Inc.(a)	110,687	18,861,065
ServiceNow, Inc.(a)	23,540	7,676,158
Symantec Corp.	71,555	1,361,692
Synopsys, Inc.(a)	18,756	2,587,015
Total		242,736,820
Technology Hardware, Storage & Peripherals 5.0%
Apple, Inc.	521,202	142,475,779
Hewlett Packard Enterprise Co.	161,481	2,065,342
HP, Inc.	184,929	3,844,674
NetApp, Inc.	28,484	1,330,772
Seagate Technology PLC	28,852	1,383,453
Western Digital Corp.	37,114	2,062,054
Xerox Holdings Corp.	23,200	747,040
Total		153,909,114
Total Information Technology		746,060,302
Materials 2.5%
Chemicals 1.8%
Air Products & Chemicals, Inc.	27,508	6,041,032
Albemarle Corp.	13,235	1,083,285
Celanese Corp., Class A	15,086	1,414,162
CF Industries Holdings, Inc.	27,133	1,000,122
Corteva, Inc.	93,389	2,540,181
Dow, Inc.	92,533	3,739,259
DuPont de Nemours, Inc.	92,449	3,966,062
Eastman Chemical Co.	16,970	1,043,825
Ecolab, Inc.	31,296	5,647,363
FMC Corp.	16,179	1,506,265
International Flavors & Fragrances, Inc.	13,322	1,595,709
Linde PLC	67,031	12,803,591
LyondellBasell Industries NV, Class A	32,035	2,289,221
Mosaic Co. (The)	43,631	743,036
PPG Industries, Inc.	29,510	3,082,320
Sherwin-Williams Co. (The)	10,254	5,298,754
Total		53,794,187
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 0.1%
Martin Marietta Materials, Inc.	7,800	1,774,734
Vulcan Materials Co.	16,515	1,986,094
Total		3,760,828
Containers & Packaging 0.3%
Amcor PLC	202,170	1,884,224
Avery Dennison Corp.	10,419	1,192,871
Ball Corp.	40,821	2,876,248
International Paper Co.	48,931	1,808,490
Packaging Corp. of America	11,814	1,070,585
Sealed Air Corp.	19,282	584,437
WestRock Co.	32,179	1,069,952
Total		10,486,807
Metals & Mining 0.3%
Freeport-McMoRan, Inc.	181,059	1,803,347
Newmont Corp.	102,306	4,565,917
Nucor Corp.	37,837	1,564,560
Total		7,933,824
Total Materials		75,975,646
Real Estate 3.1%
Equity Real Estate Investment Trusts (REITS) 3.0%
Alexandria Real Estate Equities, Inc.	15,300	2,323,764
American Tower Corp.	55,274	12,536,143
Apartment Investment & Management Co., Class A	18,584	889,059
AvalonBay Communities, Inc.	17,433	3,496,885
Boston Properties, Inc.	17,947	2,314,086
Crown Castle International Corp.	51,885	7,434,602
Digital Realty Trust, Inc.	26,049	3,128,745
Duke Realty Corp.	45,873	1,489,496
Equinix, Inc.	10,640	6,094,592
Equity Residential	43,561	3,271,431
Essex Property Trust, Inc.	8,243	2,335,736
Extra Space Storage, Inc.	16,161	1,621,918
Federal Realty Investment Trust	8,760	1,019,138
Healthpeak Properties, Inc.	61,764	1,954,213
Host Hotels & Resorts, Inc.	89,494	1,295,873
Iron Mountain, Inc.	35,832	1,089,651
Kimco Realty Corp.	52,686	914,102

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Mid-America Apartment Communities, Inc.	14,237	1,840,275
ProLogis, Inc.	92,129	7,764,632
Public Storage	18,747	3,920,373
Realty Income Corp.	40,670	2,944,101
Regency Centers Corp.	20,913	1,201,243
SBA Communications Corp.	14,051	3,724,780
Simon Property Group, Inc.	38,295	4,713,349
SL Green Realty Corp.	10,177	798,284
UDR, Inc.	36,573	1,645,054
Ventas, Inc.	46,511	2,500,896
Vornado Realty Trust	19,769	1,059,223
Welltower, Inc.	50,630	3,788,137
Weyerhaeuser Co.	92,984	2,415,724
Total		91,525,505
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	41,771	2,345,024
Total Real Estate		93,870,529
Utilities 3.5%
Electric Utilities 2.2%
Alliant Energy Corp.	29,989	1,563,027
American Electric Power Co., Inc.	61,641	5,502,076
Duke Energy Corp.	90,973	8,342,224
Edison International	44,753	3,006,954
Entergy Corp.	24,843	2,904,395
Evergy, Inc.	28,435	1,858,227
Eversource Energy	40,401	3,493,070
Exelon Corp.	121,308	5,229,588
FirstEnergy Corp.	67,427	3,002,524
NextEra Energy, Inc.	60,991	15,416,085
NRG Energy, Inc.	31,398	1,042,728
Pinnacle West Capital Corp.	14,029	1,255,455
PPL Corp.	95,820	2,875,558
Southern Co. (The)	130,866	7,899,072
Xcel Energy, Inc.	65,436	4,077,972
Total		67,468,955
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 0.1%
Atmos Energy Corp.	14,890	1,537,392
Independent Power and Renewable Electricity Producers 0.0%
AES Corp. (The)	82,846	1,386,014
Multi-Utilities 1.1%
Ameren Corp.	30,698	2,425,142
CenterPoint Energy, Inc.	62,669	1,442,640
CMS Energy Corp.	35,418	2,139,956
Consolidated Edison, Inc.	41,486	3,269,927
Dominion Energy, Inc.	102,708	8,029,711
DTE Energy Co.	23,968	2,676,507
NiSource, Inc.	46,614	1,259,510
Public Service Enterprise Group, Inc.	63,105	3,237,918
Sempra Energy	35,176	4,916,901
WEC Energy Group, Inc.	39,361	3,634,201
Total		33,032,413
Water Utilities 0.1%
American Water Works Co., Inc.	22,563	2,790,140
Total Utilities		106,214,914
Total Common Stocks (Cost $1,173,072,098)		3,055,257,334

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(c),(d)	31,165,087	31,165,087
Total Money Market Funds (Cost $31,164,225)		31,165,087
Total Investments in Securities (Cost: $1,204,236,323)		3,086,422,421
Other Assets & Liabilities, Net		(6,868,438)
Net Assets		3,079,553,983

At February 29, 2020, securities and/or cash totaling $2,443,400 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	205	03/2020	USD	30,248,775	—	(2,846,370)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Ameriprise Financial, Inc.
	19,049	560	(3,800)	15,809	417,086	(194,795)	67,431	2,233,812
Columbia Short-Term Cash Fund, 1.641%
	37,569,669	656,778,984	(663,183,566)	31,165,087	2,085	862	823,339	31,165,087
Total					419,171	(193,933)	890,770	33,398,899

(d)	The rate shown is the seven-day current annualized yield at February 29, 2020.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
February 29, 2020
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	327,136,369	—	—	327,136,369
Consumer Discretionary	302,431,696	—	—	302,431,696
Consumer Staples	221,281,247	—	—	221,281,247
Energy	109,231,280	—	—	109,231,280
Financials	372,566,228	—	—	372,566,228
Health Care	428,669,260	—	—	428,669,260
Industrials	271,819,863	—	—	271,819,863
Information Technology	746,060,302	—	—	746,060,302
Materials	75,975,646	—	—	75,975,646
Real Estate	93,870,529	—	—	93,870,529
Utilities	106,214,914	—	—	106,214,914
Total Common Stocks	3,055,257,334	—	—	3,055,257,334
Money Market Funds	31,165,087	—	—	31,165,087
Total Investments in Securities	3,086,422,421	—	—	3,086,422,421
Investments in Derivatives
Liability
Futures Contracts	(2,846,370)	—	—	(2,846,370)
Total	3,083,576,051	—	—	3,083,576,051
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Index Fund | Annual Report 2020

Statement of Assets and Liabilities
February 29, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,172,735,139)	$3,053,023,522
Affiliated issuers (cost $31,501,184)	33,398,899
Receivable for:
Investments sold	204,529
Capital shares sold	3,792,859
Dividends	6,156,195
Foreign tax reclaims	9,596
Variation margin for futures contracts	24,381
Expense reimbursement due from Investment Manager	94
Total assets	3,096,610,075
Liabilities
Payable for:
Investments purchased	167,756
Capital shares purchased	16,546,420
Variation margin for futures contracts	72,790
Management services fees	17,046
Distribution and/or service fees	3,994
Compensation of board members	248,086
Total liabilities	17,056,092
Net assets applicable to outstanding capital stock	$3,079,553,983
Represented by
Paid in capital	1,100,993,429
Total distributable earnings (loss)	1,978,560,554
Total - representing net assets applicable to outstanding capital stock	$3,079,553,983
Class A
Net assets	$579,726,406
Shares outstanding	12,297,055
Net asset value per share	$47.14
Institutional Class
Net assets	$2,136,889,875
Shares outstanding	45,040,317
Net asset value per share	$47.44
Institutional 2 Class
Net assets	$311,673,579
Shares outstanding	6,461,601
Net asset value per share	$48.23
Institutional 3 Class
Net assets	$51,264,123
Shares outstanding	1,099,285
Net asset value per share	$46.63
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2020	19

Statement of Operations
Year Ended February 29, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$70,984,615
Dividends — affiliated issuers	890,770
Total income	71,875,385
Expenses:
Management services fees	6,735,646
Distribution and/or service fees
Class A	1,723,420
Compensation of board members	80,334
Other	17,227
Total expenses	8,556,627
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(116,212)
Expense reduction	(2,720)
Total net expenses	8,437,695
Net investment income	63,437,690
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	216,724,228
Investments — affiliated issuers	419,171
Futures contracts	5,828,555
Net realized gain	222,971,954
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(10,058,912)
Investments — affiliated issuers	(193,933)
Futures contracts	(4,857,315)
Net change in unrealized appreciation (depreciation)	(15,110,160)
Net realized and unrealized gain	207,861,794
Net increase in net assets resulting from operations	$271,299,484
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Index Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended February 29, 2020	Year Ended February 28, 2019
Operations
Net investment income	$63,437,690	$65,669,245
Net realized gain	222,971,954	292,517,545
Net change in unrealized appreciation (depreciation)	(15,110,160)	(208,454,663)
Net increase in net assets resulting from operations	271,299,484	149,732,127
Distributions to shareholders
Net investment income and net realized gains
Class A	(66,153,830)	(72,003,666)
Institutional Class	(219,833,585)	(191,279,357)
Institutional 2 Class	(33,886,772)	(28,460,122)
Institutional 3 Class	(10,828,920)	(3,603,049)
Total distributions to shareholders	(330,703,107)	(295,346,194)
Decrease in net assets from capital stock activity	(103,762,339)	(329,802,578)
Total decrease in net assets	(163,165,962)	(475,416,645)
Net assets at beginning of year	3,242,719,945	3,718,136,590
Net assets at end of year	$3,079,553,983	$3,242,719,945
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2020	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 29, 2020		February 28, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,673,174	133,945,597	3,602,972	176,634,521
Distributions reinvested	1,227,614	60,363,226	1,393,705	66,633,359
Redemptions	(6,644,814)	(333,488,086)	(8,888,336)	(426,451,981)
Net decrease	(2,744,026)	(139,179,263)	(3,891,659)	(183,184,101)
Institutional Class
Subscriptions	7,474,928	374,259,348	9,361,576	460,787,545
Distributions reinvested	3,690,482	182,829,027	3,272,218	157,231,884
Redemptions	(10,074,191)	(505,004,711)	(15,856,072)	(781,638,149)
Net increase (decrease)	1,091,219	52,083,664	(3,222,278)	(163,618,720)
Institutional 2 Class
Subscriptions	1,465,664	75,091,232	1,745,397	86,867,384
Distributions reinvested	670,343	33,706,797	583,231	28,449,210
Redemptions	(2,495,254)	(127,811,335)	(2,755,072)	(139,570,550)
Net decrease	(359,247)	(19,013,306)	(426,444)	(24,253,956)
Institutional 3 Class
Subscriptions	3,171,942	154,038,825	4,123,039	197,786,960
Distributions reinvested	223,497	10,825,775	76,120	3,602,817
Redemptions	(3,247,613)	(162,518,034)	(3,258,741)	(160,135,578)
Net increase	147,826	2,346,566	940,418	41,254,199
Total net decrease	(1,864,228)	(103,762,339)	(6,599,963)	(329,802,578)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Large Cap Index Fund | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Large Cap Index Fund | Annual Report 2020	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2020	$48.30	0.84	2.97	3.81	(0.88)	(4.09)	(4.97)
Year Ended 2/28/2019	$50.42	0.81	1.18	1.99	(0.83)	(3.28)	(4.11)
Year Ended 2/28/2018	$45.16	0.73	6.65	7.38	(0.77)	(1.35)	(2.12)
Year Ended 2/28/2017	$37.05	0.73	8.24	8.97	(0.73)	(0.13)	(0.86)
Year Ended 2/29/2016	$40.60	0.64	(3.24)	(2.60)	(0.85)	(0.10)	(0.95)
Institutional Class
Year Ended 2/29/2020	$48.57	0.98	2.98	3.96	(1.00)	(4.09)	(5.09)
Year Ended 2/28/2019	$50.68	0.94	1.18	2.12	(0.95)	(3.28)	(4.23)
Year Ended 2/28/2018	$45.38	0.85	6.69	7.54	(0.89)	(1.35)	(2.24)
Year Ended 2/28/2017	$37.22	0.84	8.28	9.12	(0.83)	(0.13)	(0.96)
Year Ended 2/29/2016	$40.78	0.75	(3.26)	(2.51)	(0.95)	(0.10)	(1.05)
Institutional 2 Class
Year Ended 2/29/2020	$49.30	0.99	3.03	4.02	(1.00)	(4.09)	(5.09)
Year Ended 2/28/2019	$51.38	0.95	1.20	2.15	(0.95)	(3.28)	(4.23)
Year Ended 2/28/2018	$45.98	0.87	6.77	7.64	(0.89)	(1.35)	(2.24)
Year Ended 2/28/2017	$37.70	0.85	8.39	9.24	(0.83)	(0.13)	(0.96)
Year Ended 2/29/2016	$41.29	0.84	(3.38)	(2.54)	(0.95)	(0.10)	(1.05)
Institutional 3 Class
Year Ended 2/29/2020	$47.81	0.98	2.93	3.91	(1.00)	(4.09)	(5.09)
Year Ended 2/28/2019	$49.95	0.92	1.17	2.09	(0.95)	(3.28)	(4.23)
Year Ended 2/28/2018(f)	$45.37	0.98	5.84	6.82	(0.89)	(1.35)	(2.24)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Large Cap Index Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2020	$47.14	7.70%	0.45%	0.45%(c)	1.68%	7%	$579,726
Year Ended 2/28/2019	$48.30	4.19%	0.45%(d)	0.45%(c),(d)	1.64%	6%	$726,445
Year Ended 2/28/2018	$50.42	16.59%	0.45%	0.45%(c)	1.53%	2%	$954,529
Year Ended 2/28/2017	$45.16	24.40%	0.45%(e)	0.45%(c),(e)	1.77%	4%	$1,071,791
Year Ended 2/29/2016	$37.05	(6.57%)	0.45%	0.45%(c)	1.63%	11%	$993,376
Institutional Class
Year Ended 2/29/2020	$47.44	7.97%	0.20%	0.20%(c)	1.94%	7%	$2,136,890
Year Ended 2/28/2019	$48.57	4.46%	0.20%(d)	0.20%(c),(d)	1.89%	6%	$2,134,512
Year Ended 2/28/2018	$50.68	16.88%	0.20%	0.20%(c)	1.78%	2%	$2,390,677
Year Ended 2/28/2017	$45.38	24.72%	0.20%(e)	0.20%(c),(e)	2.02%	4%	$2,259,128
Year Ended 2/29/2016	$37.22	(6.34%)	0.20%	0.20%(c)	1.88%	11%	$1,975,099
Institutional 2 Class
Year Ended 2/29/2020	$48.23	7.97%	0.20%	0.20%	1.93%	7%	$311,674
Year Ended 2/28/2019	$49.30	4.45%	0.20%(d)	0.20%(d)	1.89%	6%	$336,271
Year Ended 2/28/2018	$51.38	16.87%	0.20%	0.20%	1.78%	2%	$372,379
Year Ended 2/28/2017	$45.98	24.73%	0.20%(e)	0.20%(e)	2.02%	4%	$361,419
Year Ended 2/29/2016	$37.70	(6.33%)	0.20%	0.20%	2.12%	11%	$273,170
Institutional 3 Class
Year Ended 2/29/2020	$46.63	7.99%	0.20%	0.20%	1.98%	7%	$51,264
Year Ended 2/28/2019	$47.81	4.46%	0.20%(d)	0.20%(d)	1.91%	6%	$45,493
Year Ended 2/28/2018(f)	$49.95	15.29%	0.21%	0.20%	2.01%	2%	$552
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2020	25

Notes to Financial Statements
February 29, 2020
Note 1. Organization
Columbia Large Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
26	Columbia Large Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Large Cap Index Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
28	Columbia Large Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2020:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,846,370*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	5,828,555

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(4,857,315)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 29, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	40,940,615

*	Based on the ending quarterly outstanding amounts for the year ended February 29, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Large Cap Index Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
February 29, 2020
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
30	Columbia Large Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $2,720.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Columbia Large Cap Index Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
February 29, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through June 30, 2020
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, re-characterization of distributions for investments, and corporate action. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(415,107)	415,107	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2020			Year Ended February 28, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
63,027,455	267,675,652	330,703,107	65,174,131	230,172,063	295,346,194
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
32	Columbia Large Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
At February 29, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
9,653,981	110,390,296	—	1,858,760,612
At February 29, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,224,815,439	1,933,230,469	(74,469,857)	1,858,760,612
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $214,718,334 and $562,722,054, respectively, for the year ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 29, 2020.
Columbia Large Cap Index Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
February 29, 2020
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 29, 2020.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems,
34	Columbia Large Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its underlying index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its underlying index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At February 29, 2020, one unaffiliated shareholder of record owned 10.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 25.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Large Cap Index Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
February 29, 2020
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
36	Columbia Large Cap Index Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Index Fund | Annual Report 2020	37

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$223,118,482
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	117	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
38	Columbia Large Cap Index Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	117	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	117	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	117	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	117	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Large Cap Index Fund | Annual Report 2020	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	117	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	115	Director, NAPE Education Foundation since October 2016
40	Columbia Large Cap Index Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	185	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Columbia Large Cap Index Fund | Annual Report 2020	41

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
42	Columbia Large Cap Index Fund | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Large Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN175_02_K01_(04/20)

Annual Report
February 29, 2020
Columbia Large Cap Growth Opportunity Fund
(formerly, Columbia Large Cap Growth Fund III)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Large Cap Growth Opportunity Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Growth Opportunity Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term growth of capital.
Portfolio management
Nadia Grant, CFA
Co-Portfolio Manager
Managed Fund since November 2019
Tchintcia Barros, CFA
Co-Portfolio Manager
Managed Fund since 2015
Effective November 2019, John Wilson no longer serves as a Portfolio Manager of the Fund.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/31/97	13.54	9.47	12.62
	Including sales charges		7.00	8.18	11.96
Advisor Class*		11/08/12	13.75	9.73	12.82
Class C	Excluding sales charges	12/31/97	12.66	8.66	11.79
	Including sales charges		11.69	8.66	11.79
Institutional Class		12/31/97	13.76	9.74	12.90
Institutional 2 Class*		12/11/13	13.81	9.83	12.87
Institutional 3 Class*		03/01/17	13.91	9.71	12.75
Class R*		10/26/16	13.20	9.19	12.34
Russell 1000 Growth Index			15.11	12.41	14.79
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to November 2015, when the Investment Manager assumed day-to-day portfolio management responsibilities over the Fund, reflects returns achieved by a subadviser that managed the Fund according to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2010 — February 29, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 29, 2020)
Common Stocks	99.7
Money Market Funds	0.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	14.0
Consumer Discretionary	13.2
Consumer Staples	2.4
Financials	2.1
Health Care	14.9
Industrials	8.2
Information Technology	43.5
Real Estate	1.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Growth Opportunity Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended February 29, 2020, the Fund’s Class A shares returned 13.54% excluding sales charges, underperforming the Fund’s benchmark, the Russell 1000 Growth Index, which returned 15.11% for the same period. For the annual period, sector allocation contributed slightly to relative performance while stock selection had a modest negative impact.
Stocks posted strong gains despite late dip on coronavirus concerns
As the period opened, investor sentiment was supported by the market’s expectation that the Federal Reserve (Fed) was on hold with respect to its benchmark rate. Stocks declined in May of 2019 on signs of slower economic growth and President Trump’s announcement of plans to impose 25% tariffs on $200 billion in imports from China. Concerns were exacerbated by an inversion of the Treasury yield curve, something which has often foreshadowed recession.
However, the stock market would soon rebound as the Fed signaled that it was prepared to cut rates one or more times before the end of 2019. Together with a firming in corporate earnings expectations, the increasingly accommodative Fed policy outlook counterbalanced anxieties around growth and trade.
U.S. equities essentially traded within a range during the third quarter of 2019, with moves in either direction mostly driven by macro headlines. As it had signaled, the Fed implemented quarter-point interest rate cuts in August and September, while corporate earnings generally came in above their previously lowered forecasts. The large-cap S&P 500 Index reached a record high on July 26, before an escalation in the U.S.-China trade war led stocks lower. While the market regained its footing as trade tensions eased, stocks were pressured as the quarter drew to a close by growing signs of global manufacturing weakness.
U.S. equities moved higher over the fourth quarter of 2019 as investors were encouraged by data suggesting improving economic growth globally. The U.S. economy continued to be bolstered by consumers amid historically low unemployment. In addition, December saw the U.S. and China reach a much-anticipated “phase one” agreement on trade under which the U.S agreed to eliminate some existing tariffs and China agreed to increase purchases of U.S. agricultural products. The House of Representative’s approval of the Trump administration’s deal with Canada and Mexico further reduced uncertainty around trade.
Market sentiment remained well-supported into February of 2020. However, as the period drew to a close, concerns emanating from China over the rapid spread of a new and highly contagious coronavirus drove stock prices sharply lower.
Contributors and detractors
For the 12 months, the Fund’s underweight allocation to industrials added to performance relative to the benchmark while an overweight to health care detracted. Stock selection within industrials, health care and information technology contributed positively while selection within materials and communications services constrained return.
In terms of individual positions, positive contributions to relative performance were led by a lack of exposure to Boeing within industrials, as the well-publicized issues with the 737 Max airplane weighed heavily on the stock. Within information technology, contributions were led by a lack of exposure to networking firm Cisco Systems Inc. and overweights to semiconductor processing equipment firm Lam Research Corp. and processing unit manufacturer NVIDIA Corp. Shares of Lam rebounded as demand from chipmakers recovered and the company came out of an earnings trough. NVIDIA has seen demand for its products benefit from the increasing adoption of technologies such as artificial intelligence and cloud computing across a range of industries.
On the downside, within information technology an overweight to enterprise software company VMware, Inc. and an underweight to consumer electronics firm Apple, Inc. weighed most notably on performance. VMware shares lagged on concerns over increased competition driven by the move to cloud computing. The Fund’s modestly below-benchmark exposure to Apple constrained performance as the company reported better than expected revenue and profits driven by strong iPhone sales. Elsewhere, within consumer discretionary an overweight to beauty store chain Ulta Beauty, Inc. detracted. A slowdown in the U.S. cosmetics industry led Ulta to lower guidance relative to expectations for above-market growth.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Fund positioning
The Fund continues to seek long-term growth of capital by investing in large-cap stocks. During the annual period, the Fund took steps to reduce the number of holdings and thereby hold a more concentrated portfolio featuring greater active weighting of individual stocks. In doing so we focused on holding or avoiding individual stocks which we believed were priced inefficiently based on investor behavioral biases such as overconfidence, loss aversion and inertia. At the same time, we have sought to avoid undue exposure to any individual macro risk at the portfolio level.
As a result of our stock selection process, the Fund moved from a slight underweight to an overweight in technology stocks. We retained overweight exposure to the health care and communication services sectors, along with underweights to consumer staples, materials and financials.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Growth Opportunity Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,061.90	1,019.69	5.33	5.22	1.04
Advisor Class	1,000.00	1,000.00	1,063.00	1,020.93	4.05	3.97	0.79
Class C	1,000.00	1,000.00	1,058.00	1,015.96	9.16	8.97	1.79
Institutional Class	1,000.00	1,000.00	1,063.00	1,020.93	4.05	3.97	0.79
Institutional 2 Class	1,000.00	1,000.00	1,063.30	1,021.23	3.74	3.67	0.73
Institutional 3 Class	1,000.00	1,000.00	1,063.70	1,021.43	3.54	3.47	0.69
Class R	1,000.00	1,000.00	1,060.40	1,018.45	6.61	6.47	1.29
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2020	7

Portfolio of Investments
February 29, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 100.4%
Issuer	Shares	Value ($)
Communication Services 14.1%
Entertainment 1.4%
Electronic Arts, Inc.(a)	200,366	20,311,102
Interactive Media & Services 10.6%
Alphabet, Inc., Class A(a)	60,637	81,208,102
Alphabet, Inc., Class C(a)	6,244	8,362,777
Facebook, Inc., Class A(a)	312,220	60,092,983
Total		149,663,862
Media 2.1%
Comcast Corp., Class A	746,911	30,197,612
Total Communication Services		200,172,576
Consumer Discretionary 13.3%
Internet & Direct Marketing Retail 8.8%
Alibaba Group Holding Ltd., ADR(a)	75,846	15,775,968
Amazon.com, Inc.(a)	47,250	89,007,187
Booking Holdings, Inc.(a)	12,148	20,598,878
Total		125,382,033
Multiline Retail 1.3%
Target Corp.	180,322	18,573,166
Specialty Retail 2.2%
Home Depot, Inc. (The)	141,268	30,773,821
Textiles, Apparel & Luxury Goods 1.0%
VF Corp.	198,486	14,290,992
Total Consumer Discretionary		189,020,012
Consumer Staples 2.4%
Food & Staples Retailing 2.4%
Costco Wholesale Corp.	120,072	33,757,042
Total Consumer Staples		33,757,042
Financials 2.1%
Banks 1.0%
Citigroup, Inc.	229,980	14,594,531
Insurance 1.1%
Allstate Corp. (The)	152,344	16,034,206
Total Financials		30,628,737
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 14.9%
Biotechnology 3.6%
Alexion Pharmaceuticals, Inc.(a)	132,870	12,493,766
BioMarin Pharmaceutical, Inc.(a)	154,875	13,996,054
Exact Sciences Corp.(a)	78,770	6,376,432
Vertex Pharmaceuticals, Inc.(a)	84,368	18,900,963
Total		51,767,215
Health Care Equipment & Supplies 4.6%
Abbott Laboratories	317,988	24,494,616
Baxter International, Inc.	261,562	21,832,580
Danaher Corp.	137,014	19,809,484
Total		66,136,680
Health Care Providers & Services 2.0%
Guardant Health, Inc.(a)	77,429	6,733,226
Humana, Inc.	66,865	21,375,403
Total		28,108,629
Life Sciences Tools & Services 0.7%
Bio-Techne Corp.	50,733	9,582,956
Pharmaceuticals 4.0%
Bristol-Myers Squibb Co.	453,078	26,758,787
Eli Lilly & Co.	235,096	29,652,658
Total		56,411,445
Total Health Care		212,006,925
Industrials 8.3%
Aerospace & Defense 2.5%
L3 Harris Technologies, Inc.	136,653	27,020,398
Spirit AeroSystems Holdings, Inc., Class A	151,698	8,015,722
Total		35,036,120
Electrical Equipment 1.1%
AMETEK, Inc.	177,584	15,272,224
Industrial Conglomerates 1.2%
Honeywell International, Inc.	105,738	17,147,531
Machinery 1.3%
Trane Technologies PLC	146,438	18,896,360
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Growth Opportunity Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 2.2%
Norfolk Southern Corp.	114,723	20,919,739
Uber Technologies, Inc.(a)	304,102	10,299,935
Total		31,219,674
Total Industrials		117,571,909
Information Technology 43.6%
IT Services 12.4%
Fidelity National Information Services, Inc.	248,387	34,704,632
MasterCard, Inc., Class A	150,850	43,784,212
PayPal Holdings, Inc.(a)	403,735	43,599,343
Visa, Inc., Class A	301,215	54,748,838
Total		176,837,025
Semiconductors & Semiconductor Equipment 8.3%
Broadcom, Inc.	99,635	27,162,494
Lam Research Corp.	69,023	20,253,419
NVIDIA Corp.	141,650	38,255,415
NXP Semiconductors NV	153,529	17,454,712
Qorvo, Inc.(a)	143,578	14,441,075
Total		117,567,115
Software 17.1%
Adobe, Inc.(a)	149,391	51,557,822
Microsoft Corp.	674,617	109,294,700
Salesforce.com, Inc.(a)	150,597	25,661,729
ServiceNow, Inc.(a)	103,447	33,733,032
VMware, Inc., Class A(a)	195,252	23,531,771
Total		243,779,054
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 5.8%
Apple, Inc.	299,393	81,842,071
Total Information Technology		620,025,265
Real Estate 1.7%
Equity Real Estate Investment Trusts (REITS) 1.7%
Equinix, Inc.	41,514	23,779,219
Total Real Estate		23,779,219
Total Common Stocks (Cost $959,994,285)		1,426,961,685

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(b),(c)	5,011,288	5,011,288
Total Money Market Funds (Cost $5,011,247)		5,011,288
Total Investments in Securities (Cost: $965,005,532)		1,431,972,973
Other Assets & Liabilities, Net		(11,420,399)
Net Assets		1,420,552,574

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	16,199,955	300,502,750	(311,691,417)	5,011,288	3,591	41	333,189	5,011,288
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	200,172,576	—	—	200,172,576
Consumer Discretionary	189,020,012	—	—	189,020,012
Consumer Staples	33,757,042	—	—	33,757,042
Financials	30,628,737	—	—	30,628,737
Health Care	212,006,925	—	—	212,006,925
Industrials	117,571,909	—	—	117,571,909
Information Technology	620,025,265	—	—	620,025,265
Real Estate	23,779,219	—	—	23,779,219
Total Common Stocks	1,426,961,685	—	—	1,426,961,685
Money Market Funds	5,011,288	—	—	5,011,288
Total Investments in Securities	1,431,972,973	—	—	1,431,972,973
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Growth Opportunity Fund | Annual Report 2020

Statement of Assets and Liabilities
February 29, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $959,994,285)	$1,426,961,685
Affiliated issuers (cost $5,011,247)	5,011,288
Receivable for:
Capital shares sold	261,065
Dividends	1,219,017
Expense reimbursement due from Investment Manager	2,508
Prepaid expenses	3,180
Total assets	1,433,458,743
Liabilities
Payable for:
Capital shares purchased	12,138,336
Management services fees	28,267
Distribution and/or service fees	7,552
Transfer agent fees	150,198
Compensation of board members	507,471
Compensation of chief compliance officer	16
Other expenses	74,329
Total liabilities	12,906,169
Net assets applicable to outstanding capital stock	$1,420,552,574
Represented by
Paid in capital	856,227,184
Total distributable earnings (loss)	564,325,390
Total - representing net assets applicable to outstanding capital stock	$1,420,552,574
Class A
Net assets	$913,904,820
Shares outstanding	51,731,338
Net asset value per share	$17.67
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$18.75
Advisor Class
Net assets	$17,808,847
Shares outstanding	887,218
Net asset value per share	$20.07
Class C
Net assets	$37,004,319
Shares outstanding	3,261,281
Net asset value per share	$11.35
Institutional Class
Net assets	$410,155,790
Shares outstanding	21,148,809
Net asset value per share	$19.39
Institutional 2 Class
Net assets	$19,798,367
Shares outstanding	974,758
Net asset value per share	$20.31
Institutional 3 Class
Net assets	$874,737
Shares outstanding	44,816
Net asset value per share	$19.52
Class R
Net assets	$21,005,694
Shares outstanding	1,183,467
Net asset value per share	$17.75
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2020	11

Statement of Operations
Year Ended February 29, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$13,257,826
Dividends — affiliated issuers	333,189
Foreign taxes withheld	(34,678)
Total income	13,556,337
Expenses:
Management services fees	10,978,248
Distribution and/or service fees
Class A	2,393,707
Class C	463,031
Class R	117,995
Transfer agent fees
Class A	1,183,919
Advisor Class	34,030
Class C	57,596
Institutional Class	567,182
Institutional 2 Class	9,573
Institutional 3 Class	160
Class R	29,248
Compensation of board members	96,157
Custodian fees	14,975
Printing and postage fees	106,538
Registration fees	102,779
Audit fees	25,950
Legal fees	21,447
Compensation of chief compliance officer	322
Other	32,582
Total expenses	16,235,439
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,155,543)
Expense reduction	(1,422)
Total net expenses	15,078,474
Net investment loss	(1,522,137)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	218,109,115
Investments — affiliated issuers	3,591
Net realized gain	218,112,706
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(18,779,755)
Investments — affiliated issuers	41
Net change in unrealized appreciation (depreciation)	(18,779,714)
Net realized and unrealized gain	199,332,992
Net increase in net assets resulting from operations	$197,810,855
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Growth Opportunity Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended February 29, 2020	Year Ended February 28, 2019
Operations
Net investment loss	$(1,522,137)	$(2,510,193)
Net realized gain	218,112,706	121,415,653
Net change in unrealized appreciation (depreciation)	(18,779,714)	(53,833,080)
Net increase in net assets resulting from operations	197,810,855	65,072,380
Distributions to shareholders
Net investment income and net realized gains
Class A	(91,976,806)	(92,700,334)
Advisor Class	(2,372,940)	(2,500,640)
Class C	(6,218,009)	(21,242,037)
Institutional Class	(39,564,337)	(48,574,637)
Institutional 2 Class	(1,589,099)	(926,044)
Institutional 3 Class	(73,495)	(39,559)
Class R	(2,241,486)	(2,480,069)
Class T	—	(432)
Total distributions to shareholders	(144,036,172)	(168,463,752)
Decrease in net assets from capital stock activity	(157,007,442)	(113,505,925)
Total decrease in net assets	(103,232,759)	(216,897,297)
Net assets at beginning of year	1,523,785,333	1,740,682,630
Net assets at end of year	$1,420,552,574	$1,523,785,333
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2020	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 29, 2020		February 28, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,942,055	53,053,134	13,931,715	255,985,558
Distributions reinvested	3,565,912	63,599,348	3,648,728	62,240,447
Redemptions	(8,884,378)	(162,380,630)	(9,878,792)	(175,241,781)
Net increase (decrease)	(2,376,411)	(45,728,148)	7,701,651	142,984,224
Advisor Class
Subscriptions	152,256	3,126,971	215,699	4,244,833
Distributions reinvested	117,417	2,371,747	130,158	2,500,242
Redemptions	(747,396)	(15,204,476)	(351,883)	(6,956,623)
Net decrease	(477,723)	(9,705,758)	(6,026)	(211,548)
Class C
Subscriptions	180,883	2,159,733	320,078	3,907,106
Distributions reinvested	432,903	5,020,316	1,535,594	19,223,307
Redemptions	(2,251,655)	(27,388,520)	(19,119,904)	(248,986,743)
Net decrease	(1,637,869)	(20,208,471)	(17,264,232)	(225,856,330)
Institutional Class
Subscriptions	1,372,045	27,161,104	2,885,192	56,261,008
Distributions reinvested	1,670,174	32,614,073	2,150,109	40,009,637
Redemptions	(7,235,914)	(144,163,493)	(6,961,211)	(132,258,738)
Net decrease	(4,193,695)	(84,388,316)	(1,925,910)	(35,988,093)
Institutional 2 Class
Subscriptions	463,220	9,736,148	316,668	6,320,603
Distributions reinvested	77,701	1,588,715	47,893	925,648
Redemptions	(200,912)	(4,228,728)	(185,086)	(3,628,917)
Net increase	340,009	7,096,135	179,475	3,617,334
Institutional 3 Class
Subscriptions	20,334	415,755	30,754	592,956
Distributions reinvested	3,428	67,329	2,123	38,955
Redemptions	(20,523)	(411,573)	(4,535)	(87,404)
Net increase	3,239	71,511	28,342	544,507
Class R
Subscriptions	162,535	3,008,794	240,337	4,380,576
Distributions reinvested	122,734	2,200,623	135,316	2,340,222
Redemptions	(507,884)	(9,353,812)	(293,297)	(5,313,149)
Net increase (decrease)	(222,615)	(4,144,395)	82,356	1,407,649
Class T
Redemptions	—	—	(231)	(3,668)
Net decrease	—	—	(231)	(3,668)
Total net decrease	(8,565,065)	(157,007,442)	(11,204,575)	(113,505,925)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Growth Opportunity Fund | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Large Cap Growth Opportunity Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2020	$17.18	(0.03)	2.34	2.31	(1.82)	(1.82)
Year Ended 2/28/2019	$18.33	(0.03)	0.75	0.72	(1.87)	(1.87)
Year Ended 2/28/2018	$15.74	(0.01)	3.66	3.65	(1.06)	(1.06)
Year Ended 2/28/2017	$14.87	0.02	2.84	2.86	(1.99)	(1.99)
Year Ended 2/29/2016	$20.50	(0.09)	(1.73)	(1.82)	(3.81)	(3.81)
Advisor Class
Year Ended 2/29/2020	$19.26	0.02	2.61	2.63	(1.82)	(1.82)
Year Ended 2/28/2019	$20.27	0.02	0.85	0.87	(1.88)	(1.88)
Year Ended 2/28/2018	$17.30	0.03	4.03	4.06	(1.09)	(1.09)
Year Ended 2/28/2017	$16.13	0.06	3.10	3.16	(1.99)	(1.99)
Year Ended 2/29/2016	$21.88	(0.05)	(1.89)	(1.94)	(3.81)	(3.81)
Class C
Year Ended 2/29/2020	$11.70	(0.11)	1.58	1.47	(1.82)	(1.82)
Year Ended 2/28/2019	$13.14	(0.12)	0.53	0.41	(1.85)	(1.85)
Year Ended 2/28/2018	$11.58	(0.10)	2.66	2.56	(1.00)	(1.00)
Year Ended 2/28/2017	$11.51	(0.07)	2.13	2.06	(1.99)	(1.99)
Year Ended 2/29/2016	$16.81	(0.18)	(1.34)	(1.52)	(3.78)	(3.78)
Institutional Class
Year Ended 2/29/2020	$18.66	0.02	2.53	2.55	(1.82)	(1.82)
Year Ended 2/28/2019	$19.70	0.02	0.82	0.84	(1.88)	(1.88)
Year Ended 2/28/2018	$16.84	0.03	3.92	3.95	(1.09)	(1.09)
Year Ended 2/28/2017	$15.74	0.06	3.03	3.09	(1.99)	(1.99)
Year Ended 2/29/2016	$21.44	(0.04)	(1.85)	(1.89)	(3.81)	(3.81)
Institutional 2 Class
Year Ended 2/29/2020	$19.46	0.03	2.64	2.67	(1.82)	(1.82)
Year Ended 2/28/2019	$20.45	0.03	0.86	0.89	(1.88)	(1.88)
Year Ended 2/28/2018	$17.44	0.05	4.06	4.11	(1.10)	(1.10)
Year Ended 2/28/2017	$16.23	0.08	3.12	3.20	(1.99)	(1.99)
Year Ended 2/29/2016	$21.96	(0.01)	(1.90)	(1.91)	(3.82)	(3.82)
Institutional 3 Class
Year Ended 2/29/2020	$18.75	0.04	2.55	2.59	(1.82)	(1.82)
Year Ended 2/28/2019	$19.77	0.04	0.82	0.86	(1.88)	(1.88)
Year Ended 2/28/2018(f)	$17.10	0.04	3.74	3.78	(1.11)	(1.11)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Growth Opportunity Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2020	$17.67	13.54%	1.12%	1.04%(c)	(0.16%)	42%	$913,905
Year Ended 2/28/2019	$17.18	4.19%	1.12%	1.08%(c)	(0.16%)	23%	$929,808
Year Ended 2/28/2018	$18.33	23.65%	1.12%	1.12%(c)	(0.07%)	37%	$850,411
Year Ended 2/28/2017	$15.74	20.85%	1.18%(d)	1.17%(c),(d)	0.11%	29%	$840,034
Year Ended 2/29/2016	$14.87	(11.07%)	1.24%(e)	1.22%(c),(e)	(0.46%)	102%	$356,035
Advisor Class
Year Ended 2/29/2020	$20.07	13.75%	0.87%	0.79%(c)	0.09%	42%	$17,809
Year Ended 2/28/2019	$19.26	4.53%	0.87%	0.83%(c)	0.09%	23%	$26,286
Year Ended 2/28/2018	$20.27	23.93%	0.87%	0.87%(c)	0.18%	37%	$27,793
Year Ended 2/28/2017	$17.30	21.11%	0.92%(d)	0.92%(c),(d)	0.32%	29%	$24,411
Year Ended 2/29/2016	$16.13	(10.88%)	0.98%(e)	0.97%(c),(e)	(0.23%)	102%	$3,401
Class C
Year Ended 2/29/2020	$11.35	12.66%	1.87%	1.80%(c)	(0.91%)	42%	$37,004
Year Ended 2/28/2019	$11.70	3.46%	1.86%	1.84%(c)	(0.96%)	23%	$57,316
Year Ended 2/28/2018	$13.14	22.74%	1.87%	1.87%(c)	(0.79%)	37%	$291,221
Year Ended 2/28/2017	$11.58	19.89%	1.91%(d)	1.91%(c),(d)	(0.63%)	29%	$426,640
Year Ended 2/29/2016	$11.51	(11.70%)	1.99%(e)	1.97%(c),(e)	(1.21%)	102%	$148,420
Institutional Class
Year Ended 2/29/2020	$19.39	13.76%	0.87%	0.79%(c)	0.09%	42%	$410,156
Year Ended 2/28/2019	$18.66	4.51%	0.87%	0.83%(c)	0.09%	23%	$472,922
Year Ended 2/28/2018	$19.70	23.93%	0.87%	0.87%(c)	0.19%	37%	$537,229
Year Ended 2/28/2017	$16.84	21.19%	0.90%(d)	0.90%(c),(d)	0.37%	29%	$450,897
Year Ended 2/29/2016	$15.74	(10.87%)	0.98%(e)	0.97%(c),(e)	(0.22%)	102%	$129,655
Institutional 2 Class
Year Ended 2/29/2020	$20.31	13.81%	0.80%	0.73%	0.16%	42%	$19,798
Year Ended 2/28/2019	$19.46	4.60%	0.80%	0.76%	0.17%	23%	$12,349
Year Ended 2/28/2018	$20.45	24.04%	0.80%	0.80%	0.26%	37%	$9,310
Year Ended 2/28/2017	$17.44	21.23%	0.83%(d)	0.83%(d)	0.46%	29%	$8,530
Year Ended 2/29/2016	$16.23	(10.72%)	0.83%(e)	0.83%(e)	(0.07%)	102%	$4,934
Institutional 3 Class
Year Ended 2/29/2020	$19.52	13.91%	0.76%	0.69%	0.20%	42%	$875
Year Ended 2/28/2019	$18.75	4.61%	0.77%	0.71%	0.24%	23%	$780
Year Ended 2/28/2018(f)	$19.77	22.55%	0.76%	0.76%	0.19%	37%	$262
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 2/29/2020	$17.30	(0.07)	2.34	2.27	(1.82)	(1.82)
Year Ended 2/28/2019	$18.47	(0.07)	0.76	0.69	(1.86)	(1.86)
Year Ended 2/28/2018	$15.87	(0.05)	3.67	3.62	(1.02)	(1.02)
Year Ended 2/28/2017(g)	$14.69	(0.01)	1.30	1.29	(0.11)	(0.11)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
02/28/2017	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Class R shares commenced operations on October 26, 2016. Per share data and total return reflect activity from that date.
(h)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Growth Opportunity Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 2/29/2020	$17.75	13.20%	1.37%	1.30%(c)	(0.41%)	42%	$21,006
Year Ended 2/28/2019	$17.30	4.00%	1.37%	1.33%(c)	(0.41%)	23%	$24,324
Year Ended 2/28/2018	$18.47	23.28%	1.37%	1.37%(c)	(0.31%)	37%	$24,453
Year Ended 2/28/2017(g)	$15.87	8.81%	1.35%(h)	1.35%(c),(h)	(0.14%)(h)	29%	$26,278
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2020	19

Notes to Financial Statements
February 29, 2020
Note 1. Organization
Columbia Large Cap Growth Opportunity Fund (formerly known as Columbia Large Cap Growth Fund III) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Effective January 10, 2020, Columbia Large Cap Growth Fund III was renamed Columbia Large Cap Growth Opportunity Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
20	Columbia Large Cap Growth Opportunity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
February 29, 2020
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2020 was 0.72% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
22	Columbia Large Cap Growth Opportunity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 29, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.02
Class R	0.12
Columbia Large Cap Growth Opportunity Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
February 29, 2020
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $1,422.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	111,245
Class C	—	1.00(b)	1,364

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through June 30, 2020
Class A	1.05%
Advisor Class	0.80
Class C	1.80
Institutional Class	0.80
Institutional 2 Class	0.73
Institutional 3 Class	0.69
Class R	1.30
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated
24	Columbia Large Cap Growth Opportunity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, late-year ordinary losses and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,215,444	—	(1,215,444)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2020			Year Ended February 28, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	144,036,172	144,036,172	1,490,192	166,973,560	168,463,752
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	99,719,739	—	465,639,507
At February 29, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
966,333,466	512,790,228	(47,150,721)	465,639,507
Columbia Large Cap Growth Opportunity Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
528,411	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $629,537,481 and $913,155,702, respectively, for the year ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in
26	Columbia Large Cap Growth Opportunity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 29, 2020.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 29, 2020, one unaffiliated shareholder of record owned 25.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Large Cap Growth Opportunity Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Growth Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Growth Opportunity Fund (formerly known as Columbia Large Cap Growth Fund III) (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2020	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend
$220,423,199
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	117	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	117	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
30	Columbia Large Cap Growth Opportunity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	117	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	117	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	117	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Columbia Large Cap Growth Opportunity Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	117	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	115	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	185	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
32	Columbia Large Cap Growth Opportunity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
34	Columbia Large Cap Growth Opportunity Fund | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Large Cap Growth Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN186_02_K01_(04/20)

Annual Report
February 29, 2020
Columbia Mid Cap Index Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Mid Cap Index Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Mid Cap Index Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) MidCap 400® Index.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Vadim Shteyn
Portfolio Manager
Managed Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
	Inception	1 Year	5 Years	10 Years
Class A	05/31/00	-3.88	5.00	10.59
Institutional Class	03/31/00	-3.59	5.25	10.87
Institutional 2 Class*	11/08/12	-3.65	5.25	10.88
Institutional 3 Class*	03/01/17	-3.59	5.25	10.87
S&P MidCap 400 Index		-3.39	5.49	11.11
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P MidCap 400 Index is a market-value weighted index that tracks the performance of 400 mid-cap U.S. companies.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Mid Cap Index Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2010 — February 29, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 29, 2020)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	2.0
Consumer Discretionary	13.9
Consumer Staples	3.2
Energy	1.4
Financials	16.5
Health Care	10.3
Industrials	15.9
Information Technology	15.8
Materials	5.7
Real Estate	10.8
Utilities	4.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Mid Cap Index Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended February 29, 2020, the Fund’s Class A shares returned -3.88%. The Fund closely tracked its benchmark, the unmanaged S&P Mid Cap 400 Index, which returned -3.39% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
U.S. equity markets posted divergent results amid extreme volatility
The 12 months ended February 29, 2020 proved to be volatile for U.S. equities. The annual period began with mixed results, as large cap stocks wobbled modestly higher, while mid-cap and small-cap companies posted negative absolute returns on fears that economic growth was potentially slowing and the impact of U.S.-China trade headlines might be greater than the U.S. Administration was stating. Through the second quarter of 2019, large-cap stocks continued to better weather the “risk off” sentiment, or heightened risk aversion, that dominated these months, as did growth stocks across the capitalization spectrum. Speculation around the market’s hoped-for interest rate cuts from the U.S. Federal Reserve (Fed) contributed to frequent swings in investor optimism.
Day-to-day sentiment about the state of U.S.-China trade relations remained a major factor influencing the U.S. equity markets going into the second half of 2019. Also adding to the list of worries were U.S. recession fears based on weak manufacturing data, uncertainties about global economic growth, several geopolitical hotspots, domestic political turmoil around the impeachment of the U.S. President and the then-diverse and differentiated Democratic presidential candidate campaigns. Toward the end of 2019, however, investor optimism soared. Hopeful expectations surrounding a “Phase 1” trade deal between the U.S. and China, an accommodative Fed and the seemingly persistent resilience of the American consumer led the S&P 500 Index to its best fourth quarter since 2013. Mid-cap and small-cap stocks lagged their large-cap counterparts but also posted a strong fourth calendar quarter.
The optimism seen at the end of the 2019 calendar year continued into the start of the new decade but was derailed quickly by the outbreak of the highly contagious and novel coronavirus first identified in Wuhan, Hubei province in China. As the impact of the coronavirus became more pronounced and fears of a severe pandemic that could cause a global recession grew, markets around the world, including the U.S., sold off dramatically. The S&P 500 Index lost almost 11.5% in the last week of February 2020 alone, its biggest weekly decline since October 2008. Mid-cap and small-cap companies struggled similarly.
Still, even with the sharp decline in February 2020, the S&P 500 Index ended the annual period up 8.19%. However, amid heightened volatility and risk aversion, mid-cap and small-cap stocks significantly underperformed large-cap stocks, with the S&P Mid Cap 400 Index and the S&P Small Cap 600 Index posting returns of -3.39% and -7.68%, respectively, for the same annual period.
S&P Mid Cap 400 Index returns hampered most by energy sector
Only two of the eleven sectors of the S&P Mid Cap 400 Index posted a positive return during the 12 months that ended February 29, 2020. In terms of total return, information technology and real estate were the best relative performers, followed by consumer discretionary, which posted a modest negative absolute return. On the basis of impact, which takes weighting and total returns into account, information technology and real estate were again the best relative performers, followed by industrials, which posted a modest negative absolute return. The top performing industries on the basis of total return were air freight and logistics; distributors; aerospace and defense; household durables; and water utilities, each of which posted a positive double-digit return during the annual period.
Conversely, energy was by far the weakest sector from both a total return perspective and on the basis of impact. Materials and communication services also posted weak total returns. Financials and materials were the next weakest sectors on the basis of impact. The worst performing industries for the annual period on the basis of total return were energy equipment and services; oil, gas and consumable fuels; personal products; interactive media and services; and multiline retail.
Top individual contributors within the S&P Mid Cap 400 Index during the annual period included local government-focused software provider Tyler Technologies, Inc.; aerospace and defense company Teledyne Technologies, Inc.; technology services provider Fair Isaac Corp.; quick-service restaurant owner and franchiser Domino’s Pizza, Inc.; and homebuilder and
Columbia Mid Cap Index Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
mortgage-related services provider NVR, Inc.. Top detractors were chemicals manufacturer Chemours Co. LLC; utilities company UGI Corp.; integrated natural gas company EQT Corp.; database management company Teradata Corp.; and oil and gas exploration and production company Chesapeake Energy Corp.
Financials was the largest sector by weighting in the S&P Mid Cap 400 Index, with a weighting of 16.45% as of February 29, 2020. As always, each sector and stock in the S&P Mid Cap 400 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
Index additions and deletions drove Fund portfolio changes
During the annual period, there were 52 additions and 52 deletions to the Index and the Fund’s portfolio. Among those stocks added to the Index and Fund were XPO Logistics, Inc., Trex Company, Inc., Brighthouse Financial Inc., PS Business Parks, Inc., Fluor Corp., Mattel, Inc., Foot Locker, Inc., GrubHub, Inc., Park Hotels & Resorts, Inc., Etsy, Inc., Owens Corning, Pilgrim’s Pride Corp., Repligen Corp., Nektar Therapeutics, SolarEdge Technologies, Inc., BJ’s Wholesale Club Holdings, Inc., Choice Hotels International, Inc., Columbia Sportswear Co., TripAdvisor, Inc., CIT Group, Inc, and Generac Holdings, Inc. Deletions included Sotheby’s, Big Lots, Inc., Cars.com Inc, Diamond Offshore Drilling, Inc., Esterline Technologies Corp., IDEX Corp., Inogen, Inc., International Speedway Corp., Live Nation Entertainment, Inc., Medidata Solutions, Inc., Mallinckrodt PLC, NVR, Old Dominion Freight Line, Inc., Pitney Bowes, Inc., Realogy Holdings Corp., Range Resources Corp., Signet Jewelers Ltd., Tanger Factory Outlet Centers, Inc., Tupperware Brands Corp., WR Berkley Corp. and Zebra Technologies Corp.
We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P Mid Cap 400 Index.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund’s net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Mid Cap Index Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	970.00	1,022.63	2.20	2.26	0.45
Institutional Class	1,000.00	1,000.00	971.30	1,023.87	0.98	1.01	0.20
Institutional 2 Class	1,000.00	1,000.00	971.20	1,023.87	0.98	1.01	0.20
Institutional 3 Class	1,000.00	1,000.00	971.40	1,023.87	0.98	1.01	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Mid Cap Index Fund | Annual Report 2020	7

Portfolio of Investments
February 29, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.4%
Issuer	Shares	Value ($)
Communication Services 2.0%
Entertainment 0.3%
Cinemark Holdings, Inc.	215,063	5,583,035
World Wrestling Entertainment, Inc., Class A	95,740	4,477,760
Total		10,060,795
Interactive Media & Services 0.3%
TripAdvisor, Inc.	211,960	4,970,462
Yelp, Inc.(a)	128,880	4,030,078
Total		9,000,540
Media 1.3%
AMC Networks, Inc., Class A(a)	88,914	2,756,334
Cable One, Inc.	10,134	15,940,985
John Wiley & Sons, Inc., Class A	88,254	3,282,166
Meredith Corp.	81,098	2,136,932
New York Times Co. (The), Class A	289,999	10,863,363
TEGNA, Inc.	437,570	6,266,002
Total		41,245,782
Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	197,305	3,973,723
Total Communication Services		64,280,840
Consumer Discretionary 13.8%
Auto Components 1.4%
Adient PLC(a)	175,610	4,202,347
Dana, Inc.	290,350	4,175,233
Delphi Technologies PLC(a)	173,640	2,451,797
Gentex Corp.	510,326	13,625,704
Goodyear Tire & Rubber Co. (The)	469,160	4,543,815
Lear Corp.	111,010	12,344,312
Visteon Corp.(a)	56,410	3,668,906
Total		45,012,114
Automobiles 0.3%
Thor Industries, Inc.	111,354	8,397,205
Distributors 0.5%
Pool Corp.	80,770	17,039,239
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Consumer Services 1.1%
Adtalem Global Education, Inc.(a)	108,928	3,362,607
Graham Holdings Co., Class B	8,772	4,411,263
Grand Canyon Education, Inc.(a)	97,290	7,849,357
Service Corp. International	368,731	17,621,655
WW International, Inc.(a)	93,710	2,811,300
Total		36,056,182
Hotels, Restaurants & Leisure 4.5%
Boyd Gaming Corp.	161,470	4,312,864
Brinker International, Inc.	75,389	2,589,612
Caesars Entertainment Corp.(a)	1,125,950	14,310,825
Cheesecake Factory, Inc. (The)	82,835	2,951,411
Choice Hotels International, Inc.	64,080	5,849,222
Churchill Downs, Inc.	71,520	8,985,773
Cracker Barrel Old Country Store, Inc.	48,540	6,957,238
Domino’s Pizza, Inc.	78,040	26,491,459
Dunkin’ Brands Group, Inc.	167,120	11,116,822
Eldorado Resorts, Inc.(a)	131,790	6,613,222
Jack in the Box, Inc.	47,710	3,285,311
Marriott Vacations Worldwide Corp.	75,479	7,304,858
Papa John’s International, Inc.	44,470	2,561,917
Penn National Gaming, Inc.(a)	219,810	6,499,782
Scientific Games Corp., Class A(a)	109,110	1,990,166
Six Flags Entertainment Corp.	158,580	4,008,902
Texas Roadhouse, Inc.	131,620	7,399,676
Wendy’s Co. (The)	371,268	7,009,540
Wyndham Destinations, Inc.	182,980	7,300,902
Wyndham Hotels & Resorts, Inc.	191,980	9,781,381
Total		147,320,883
Household Durables 1.2%
Helen of Troy Ltd.(a)	50,760	8,355,096
KB Home	172,826	5,632,399
Taylor Morrison Home Corp., Class A(a)	266,820	6,008,786
Tempur Sealy International, Inc.(a)	91,664	6,851,884
Toll Brothers, Inc.	243,516	9,017,398
TRI Pointe Group, Inc.(a)	280,890	4,306,044
Total		40,171,607
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mid Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet & Direct Marketing Retail 0.7%
Etsy, Inc.(a)	239,030	13,818,324
GrubHub, Inc.(a)	184,480	8,875,333
Total		22,693,657
Leisure Products 0.8%
Brunswick Corp.	164,560	8,754,592
Mattel, Inc.(a)	699,440	8,246,398
Polaris, Inc.	116,004	9,573,810
Total		26,574,800
Multiline Retail 0.2%
Dillard’s, Inc., Class A	19,890	1,119,608
Ollie’s Bargain Outlet Holdings, Inc.(a)	110,320	5,611,979
Total		6,731,587
Specialty Retail 2.1%
Aaron’s, Inc.	135,469	5,327,996
American Eagle Outfitters, Inc.	320,404	4,126,804
AutoNation, Inc.(a)	118,780	5,075,469
Bed Bath & Beyond, Inc.	255,330	2,760,117
Dick’s Sporting Goods, Inc.	128,290	4,671,039
Five Below, Inc.(a)	112,310	10,888,454
Foot Locker, Inc.	215,930	7,827,462
Murphy U.S.A., Inc.(a)	58,330	5,687,175
Restoration Hardware Holdings, Inc.(a)	32,960	5,978,944
Sally Beauty Holdings, Inc.(a)	234,670	2,919,295
Urban Outfitters, Inc.(a)	142,310	3,345,708
Williams-Sonoma, Inc.	156,568	9,768,278
Total		68,376,741
Textiles, Apparel & Luxury Goods 1.0%
Carter’s, Inc.	89,062	8,146,501
Columbia Sportswear Co.	58,580	4,762,554
Deckers Outdoor Corp.(a)	56,442	9,809,620
Skechers U.S.A., Inc., Class A(a)	270,150	8,936,562
Total		31,655,237
Total Consumer Discretionary		450,029,252
Consumer Staples 3.1%
Beverages 0.2%
Boston Beer Co., Inc. (The), Class A(a)	18,590	6,892,986
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 0.6%
BJ’s Wholesale Club Holdings, Inc.(a)	246,450	4,746,627
Casey’s General Stores, Inc.	74,200	12,096,084
Sprouts Farmers Market, Inc.(a)	238,330	3,808,514
Total		20,651,225
Food Products 1.9%
Darling Ingredients, Inc.(a)	330,260	8,487,682
Flowers Foods, Inc.	388,291	8,359,905
Hain Celestial Group, Inc. (The)(a)	162,070	3,845,921
Ingredion, Inc.	134,686	11,219,344
Lancaster Colony Corp.	39,925	5,767,166
Pilgrim’s Pride Corp.(a)	105,730	2,237,247
Post Holdings, Inc.(a)	134,081	13,577,042
Sanderson Farms, Inc.	39,770	4,913,981
Tootsie Roll Industries, Inc.	33,849	1,085,876
TreeHouse Foods, Inc.(a)	113,400	4,321,674
Total		63,815,838
Household Products 0.2%
Energizer Holdings, Inc.	129,783	5,579,371
Personal Products 0.2%
Edgewell Personal Care Co.(a)	109,353	3,319,957
Nu Skin Enterprises, Inc., Class A	112,060	2,747,711
Total		6,067,668
Total Consumer Staples		103,007,088
Energy 1.4%
Energy Equipment & Services 0.3%
Apergy Corp.(a)	156,260	2,906,436
Core Laboratories NV	89,520	2,402,717
Patterson-UTI Energy, Inc.	392,453	2,248,756
Transocean Ltd.(a)	1,160,270	3,886,904
Total		11,444,813
Oil, Gas & Consumable Fuels 1.1%
Antero Midstream Corp.	599,180	2,612,425
Chesapeake Energy Corp.(a)	2,365,320	650,463
CNX Resources Corp.(a)	376,410	1,998,737
EQT Corp.	515,720	3,027,276
Equitrans Midstream Corp.	411,120	2,902,507
Matador Resources Co.(a)	221,190	2,132,272

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Murphy Oil Corp.	301,330	5,680,070
PBF Energy, Inc., Class A	205,500	4,601,145
World Fuel Services Corp.	131,920	3,730,698
WPX Energy, Inc.(a)	840,710	7,843,824
Total		35,179,417
Total Energy		46,624,230
Financials 16.4%
Banks 6.9%
Associated Banc-Corp.	321,449	5,442,132
BancorpSouth Bank	193,570	4,736,658
Bank of Hawaii Corp.	81,246	6,046,327
Bank OZK	243,870	6,191,859
Cathay General Bancorp	152,755	4,701,799
CIT Group, Inc.	191,090	7,588,184
Commerce Bancshares, Inc.	209,216	12,770,545
Cullen/Frost Bankers, Inc.	114,859	9,003,797
East West Bancorp, Inc.	293,777	11,380,921
First Financial Bankshares, Inc.	274,050	7,876,197
First Horizon National Corp.	627,750	8,367,907
FNB Corp.	655,480	6,613,793
Fulton Financial Corp.	331,085	4,784,178
Hancock Whitney Corp.	175,941	5,894,023
Home Bancshares, Inc.	313,010	5,246,048
International Bancshares Corp.	115,742	3,946,802
PacWest Bancorp	241,740	7,648,654
Pinnacle Financial Partners, Inc.	145,190	7,642,802
Prosperity Bancshares, Inc.	190,445	12,302,747
Signature Bank	108,911	13,624,766
Sterling Bancorp	407,590	6,757,842
Synovus Financial Corp.	295,635	8,579,328
TCF Financial Corp.	309,474	11,277,233
Texas Capital Bancshares, Inc.(a)	101,510	4,779,091
Trustmark Corp.	129,630	3,487,047
UMB Financial Corp.	87,150	5,067,773
Umpqua Holdings Corp.	444,250	6,837,007
United Bankshares, Inc.	204,820	5,915,202
Valley National Bancorp	790,161	7,348,497
Common Stocks (continued)
Issuer	Shares	Value ($)
Webster Financial Corp.	185,655	7,049,320
Wintrust Financial Corp.	115,130	6,149,093
Total		225,057,572
Capital Markets 2.8%
Affiliated Managers Group, Inc.	99,400	7,476,868
Eaton Vance Corp.	228,252	9,417,678
Evercore, Inc., Class A	78,850	5,252,987
Factset Research Systems, Inc.	76,544	20,359,939
Federated Hermes, Inc., Class B	193,810	5,591,418
Interactive Brokers Group, Inc., Class A	154,830	7,911,813
Janus Henderson Group PLC	313,927	6,655,252
Legg Mason, Inc.	164,600	8,200,372
SEI Investments Co.	254,615	13,929,987
Stifel Financial Corp.	137,930	7,508,909
Total		92,305,223
Consumer Finance 0.7%
FirstCash, Inc.	86,100	6,622,812
LendingTree, Inc.(a)	15,470	4,266,936
Navient Corp.	392,400	4,406,652
SLM Corp.	851,660	8,831,714
Total		24,128,114
Diversified Financial Services 0.3%
Jefferies Financial Group, Inc.	482,550	9,511,060
Insurance 5.2%
Alleghany Corp.(a)	29,038	19,520,795
American Financial Group, Inc.	150,987	13,954,219
Brighthouse Financial, Inc.(a)	220,420	7,899,853
Brown & Brown, Inc.	471,756	20,290,226
CNO Financial Group, Inc.	304,900	4,884,498
First American Financial Corp.	226,615	12,939,716
Genworth Financial, Inc., Class A(a)	1,015,350	3,959,865
Hanover Insurance Group, Inc. (The)	79,470	9,420,374
Kemper Corp.	126,381	8,700,068
Mercury General Corp.	54,721	2,369,967
Old Republic International Corp.	575,656	11,351,936
Primerica, Inc.	83,435	9,289,653
Reinsurance Group of America, Inc.	126,309	15,413,487
RenaissanceRe Holdings Ltd.	89,090	15,180,936

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mid Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
RLI Corp.	80,500	6,470,590
Selective Insurance Group, Inc.	119,830	6,684,117
Total		168,330,300
Thrifts & Mortgage Finance 0.5%
New York Community Bancorp, Inc.	942,804	10,191,711
Washington Federal, Inc.	158,049	4,739,890
Total		14,931,601
Total Financials		534,263,870
Health Care 10.2%
Biotechnology 1.0%
Arrowhead Pharmaceuticals, Inc.(a)	201,950	7,140,952
Exelixis, Inc.(a)	612,960	11,394,927
Ligand Pharmaceuticals, Inc.(a)	35,430	3,316,248
United Therapeutics Corp.(a)	88,518	9,113,813
Total		30,965,940
Health Care Equipment & Supplies 3.6%
Avanos Medical, Inc.(a)	96,690	3,133,723
Cantel Medical Corp.	75,590	4,769,729
Globus Medical, Inc., Class A(a)	155,280	7,023,314
Haemonetics Corp.(a)	102,240	11,075,659
Hill-Rom Holdings, Inc.	134,684	12,936,398
ICU Medical, Inc.(a)	38,790	7,595,470
Integra LifeSciences Holdings Corp.(a)	143,770	7,490,417
LivaNova PLC(a)	97,640	6,807,461
Masimo Corp.(a)	98,970	16,164,770
NuVasive, Inc.(a)	105,050	6,913,341
Penumbra, Inc.(a)	64,800	10,747,728
West Pharmaceutical Services, Inc.	149,260	22,472,586
Total		117,130,596
Health Care Providers & Services 2.5%
Acadia Healthcare Co., Inc.(a)	178,680	5,288,928
Amedisys, Inc.(a)	65,070	11,322,831
Chemed Corp.	32,300	13,489,126
Encompass Health Corp.	198,910	14,886,424
HealthEquity, Inc.(a)	142,990	10,150,860
Mednax, Inc.(a)	170,062	2,906,360
Molina Healthcare, Inc.(a)	126,490	15,501,349
Common Stocks (continued)
Issuer	Shares	Value ($)
Patterson Companies, Inc.	173,790	4,134,464
Tenet Healthcare Corp.(a)	209,590	5,508,025
Total		83,188,367
Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.(a)	327,543	2,469,674
Life Sciences Tools & Services 2.2%
Bio-Rad Laboratories, Inc., Class A(a)	43,591	15,344,904
Bio-Techne Corp.	76,881	14,522,052
Charles River Laboratories International, Inc.(a)	98,528	15,328,001
Pra Health Sciences, Inc.(a)	127,590	12,018,978
Repligen Corp.(a)	94,520	8,090,912
Syneos Health, Inc.(a)	125,630	7,958,660
Total		73,263,507
Pharmaceuticals 0.8%
Catalent, Inc.(a)	312,190	16,087,151
Nektar Therapeutics(a)	354,890	7,385,261
Prestige Consumer Healthcare, Inc.(a)	101,340	3,786,062
Total		27,258,474
Total Health Care		334,276,558
Industrials 15.8%
Aerospace & Defense 1.6%
Axon Enterprise, Inc.(a)	119,710	9,261,963
Curtiss-Wright Corp.	86,120	10,329,233
Mercury Systems, Inc.(a)	112,040	8,230,458
Teledyne Technologies, Inc.(a)	73,570	24,816,632
Total		52,638,286
Air Freight & Logistics 0.4%
XPO Logistics, Inc.(a)	186,200	13,773,214
Airlines 0.3%
JetBlue Airways Corp.(a)	582,396	9,190,209
Building Products 1.3%
Lennox International, Inc.	70,732	16,136,091
Owens Corning	219,460	12,397,295
Resideo Technologies, Inc.(a)	247,770	2,663,528
Trex Company, Inc.(a)	117,690	11,257,049
Total		42,453,963

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 1.9%
Brink’s Co. (The)	100,920	7,901,027
Clean Harbors, Inc.(a)	103,580	7,200,882
Deluxe Corp.	84,932	2,828,236
Healthcare Services Group, Inc.	149,520	4,117,781
Herman Miller, Inc.	119,139	4,079,319
HNI Corp.	86,395	2,836,348
KAR Auction Services, Inc.	259,780	5,000,765
MSA Safety, Inc.	71,896	8,747,586
Stericycle, Inc.(a)	183,840	10,557,931
Tetra Tech, Inc.	110,120	8,905,404
Total		62,175,279
Construction & Engineering 1.2%
AECOM(a)	316,895	14,241,261
Dycom Industries, Inc.(a)	63,590	1,879,720
EMCOR Group, Inc.	113,280	8,713,498
Fluor Corp.	282,780	2,635,510
MasTec, Inc.(a)	121,650	5,970,582
Valmont Industries, Inc.	43,421	5,046,389
Total		38,486,960
Electrical Equipment 1.7%
Acuity Brands, Inc.	79,930	8,221,600
EnerSys	85,310	5,253,390
Generac Holdings, Inc.(a)	126,170	12,994,248
Hubbell, Inc.	109,715	14,618,427
nVent Electric PLC	313,930	7,537,459
Regal Beloit Corp.	82,594	6,412,598
Total		55,037,722
Industrial Conglomerates 0.5%
Carlisle Companies, Inc.	114,324	16,610,134
Machinery 4.3%
AGCO Corp.	126,451	7,641,434
Colfax Corp.(a)	168,660	5,645,050
Crane Co.	102,845	6,988,318
Donaldson Co., Inc.	255,315	11,509,600
Graco, Inc.	336,456	16,594,010
ITT, Inc.	176,922	10,641,858
Kennametal, Inc.	167,146	4,646,659
Common Stocks (continued)
Issuer	Shares	Value ($)
Lincoln Electric Holdings, Inc.	123,355	10,101,541
Nordson Corp.	103,216	14,997,285
Oshkosh Corp.	137,290	9,905,474
Terex Corp.	132,325	2,912,473
Timken Co. (The)	136,755	6,132,094
Toro Co. (The)	215,050	15,361,021
Trinity Industries, Inc.	197,996	4,029,219
Woodward, Inc.	113,757	11,739,722
Total		138,845,758
Marine 0.2%
Kirby Corp.(a)	120,938	7,709,797
Professional Services 0.9%
ASGN, Inc.(a)	106,520	5,401,629
FTI Consulting, Inc.(a)	75,910	8,546,707
Insperity, Inc.	75,850	5,102,430
ManpowerGroup, Inc.	118,947	9,032,835
Total		28,083,601
Road & Rail 0.8%
Avis Budget Group, Inc.(a)	114,680	3,712,765
Knight-Swift Transportation Holdings, Inc.	247,860	7,916,649
Landstar System, Inc.	79,608	8,038,020
Ryder System, Inc.	107,510	4,089,680
Werner Enterprises, Inc.	89,354	3,002,294
Total		26,759,408
Trading Companies & Distributors 0.7%
GATX Corp.	70,808	5,064,896
MSC Industrial Direct Co., Inc., Class A	90,870	5,617,583
NOW, Inc.(a)	219,490	1,938,097
Watsco, Inc.	65,863	10,339,174
Total		22,959,750
Total Industrials		514,724,081

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mid Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 15.7%
Communications Equipment 1.2%
Ciena Corp.(a)	312,072	11,999,168
InterDigital, Inc.	62,804	3,321,704
Lumentum Holdings, Inc.(a)	155,740	12,119,687
Netscout Systems, Inc.(a)	132,860	3,414,502
Viasat, Inc.(a)	116,340	6,689,550
Total		37,544,611
Electronic Equipment, Instruments & Components 3.6%
Arrow Electronics, Inc.(a)	164,306	11,018,360
Avnet, Inc.	203,670	6,248,596
Belden, Inc.	77,950	3,112,543
Cognex Corp.	344,760	15,355,610
Coherent, Inc.(a)	48,720	6,270,751
II-VI, Inc.(a)	175,940	5,223,659
Jabil, Inc.	280,240	8,981,692
Littelfuse, Inc.	49,140	7,846,675
National Instruments Corp.	237,956	9,584,868
SYNNEX Corp.	82,430	10,306,223
Tech Data Corp.(a)	71,464	10,175,759
Trimble Navigation Ltd.(a)	502,588	19,842,174
Vishay Intertechnology, Inc.	266,988	4,992,676
Total		118,959,586
IT Services 2.4%
CACI International, Inc., Class A(a)	50,520	12,378,410
CoreLogic, Inc.	160,417	7,278,119
KBR, Inc.	285,887	7,421,627
LiveRamp Holdings, Inc.(a)	136,563	4,839,793
MAXIMUS, Inc.	129,070	8,133,991
Perspecta, Inc.	277,400	6,926,678
Sabre Corp.	552,520	7,522,560
Science Applications International Corp.	98,984	7,931,588
WEX, Inc.(a)	87,327	16,351,108
Total		78,783,874
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.2%
Cabot Microelectronics Corp.	58,710	8,177,129
Cirrus Logic, Inc.(a)	116,600	8,003,424
Cree, Inc.(a)	217,288	9,719,292
Cypress Semiconductor Corp.	745,032	17,202,789
First Solar, Inc.(a)	153,100	7,007,387
MKS Instruments, Inc.	109,970	11,017,894
Monolithic Power Systems, Inc.	81,500	12,929,160
Semtech Corp.(a)	133,640	5,277,444
Silicon Laboratories, Inc.(a)	87,502	7,759,677
SolarEdge Technologies, Inc.(a)	98,060	12,230,043
Synaptics, Inc.(a)	67,510	4,459,035
Teradyne, Inc.	338,060	19,864,406
Universal Display Corp.	85,530	13,581,309
Total		137,228,989
Software 4.1%
ACI Worldwide, Inc.(a)	233,198	6,499,228
Blackbaud, Inc.	99,220	6,727,116
CDK Global, Inc.	244,900	11,270,298
Ceridian HCM Holding, Inc.(a)	203,320	14,380,824
CommVault Systems, Inc.(a)	84,835	3,537,619
Fair Isaac Corp.(a)	58,422	21,968,425
j2 Global, Inc.	93,390	8,155,749
LogMeIn, Inc.	98,480	8,393,943
Manhattan Associates, Inc.(a)	128,910	8,683,378
PTC, Inc.(a)	209,690	15,842,079
Teradata Corp.(a)	226,950	4,525,383
Tyler Technologies, Inc.(a)	78,650	24,644,977
Total		134,629,019
Technology Hardware, Storage & Peripherals 0.2%
NCR Corp.(a)	257,410	6,486,732
Total Information Technology		513,632,811
Materials 5.7%
Chemicals 2.4%
Ashland Global Holdings, Inc.	121,500	8,692,110
Cabot Corp.	114,939	4,296,420
Chemours Co. LLC (The)	329,840	4,901,422
Ingevity Corp.(a)	84,370	3,800,025

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Minerals Technologies, Inc.	70,315	3,155,034
NewMarket Corp.	14,893	5,787,271
Olin Corp.	322,113	5,215,009
PolyOne Corp.	182,060	4,507,806
RPM International, Inc.	261,611	16,771,881
Scotts Miracle-Gro Co. (The), Class A	79,927	8,471,463
Sensient Technologies Corp.	85,370	4,198,497
Valvoline, Inc.	380,057	7,411,111
Total		77,208,049
Construction Materials 0.2%
Eagle Materials, Inc.	83,980	6,628,542
Containers & Packaging 1.0%
AptarGroup, Inc.	128,962	13,034,189
Greif, Inc., Class A	52,973	1,872,066
O-I Glass, Inc.	313,960	3,390,768
Silgan Holdings, Inc.	156,420	4,478,305
Sonoco Products Co.	201,936	9,735,334
Total		32,510,662
Metals & Mining 1.8%
Allegheny Technologies, Inc.(a)	254,360	4,347,012
Carpenter Technology Corp.	96,272	3,537,996
Commercial Metals Co.	239,352	4,370,567
Compass Minerals International, Inc.	68,354	3,728,711
Reliance Steel & Aluminum Co.	134,471	13,755,039
Royal Gold, Inc.	132,325	12,765,393
Steel Dynamics, Inc.	434,639	11,574,437
United States Steel Corp.	343,020	2,751,020
Worthington Industries, Inc.	74,460	2,367,828
Total		59,198,003
Paper & Forest Products 0.3%
Domtar Corp.	115,536	3,323,971
Louisiana-Pacific Corp.	236,947	6,741,142
Total		10,065,113
Total Materials		185,610,369
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 10.8%
Equity Real Estate Investment Trusts (REITS) 10.3%
American Campus Communities, Inc.	277,193	12,041,264
Brixmor Property Group, Inc.	600,860	10,941,661
Camden Property Trust	195,347	20,702,875
CoreCivic, Inc.	240,255	3,558,177
Coresite Realty Corp.	76,030	7,886,592
Corporate Office Properties Trust	226,061	5,728,386
Cousins Properties, Inc.	296,065	10,566,560
CyrusOne, Inc.	228,360	13,834,049
Diversified Healthcare Trust	479,925	3,018,728
Douglas Emmett, Inc.	332,510	12,695,232
EastGroup Properties, Inc.	77,490	9,742,818
EPR Properties	158,280	9,376,507
First Industrial Realty Trust, Inc.	256,100	9,859,850
GEO Group, Inc. (The)	244,655	3,581,749
Healthcare Realty Trust, Inc.	269,790	9,253,797
Highwoods Properties, Inc.	209,284	9,392,666
JBG SMITH Properties	238,110	8,733,875
Kilroy Realty Corp.	196,755	14,302,121
Lamar Advertising Co., Class A	173,509	14,529,644
Life Storage, Inc.	94,110	10,155,410
Macerich Co. (The)	222,280	4,538,958
Mack-Cali Realty Corp.	182,678	3,467,228
Medical Properties Trust, Inc.	1,043,850	22,056,550
National Retail Properties, Inc.	346,248	17,606,711
Omega Healthcare Investors, Inc.	440,790	17,455,284
Park Hotels & Resorts, Inc.	482,920	8,818,119
Pebblebrook Hotel Trust	263,533	5,326,002
PotlatchDeltic Corp.	135,605	4,982,128
PS Business Parks, Inc.	40,410	6,002,905
Rayonier, Inc.	260,865	6,920,748
Sabra Health Care REIT, Inc.	390,759	7,639,338
Service Properties Trust	331,983	6,002,253
Spirit Realty Capital, Inc.	201,190	9,154,145
Taubman Centers, Inc.	123,499	6,429,358
Urban Edge Properties	232,320	3,763,584
Weingarten Realty Investors	244,007	6,571,108
Total		336,636,380

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mid Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development 0.5%
Jones Lang LaSalle, Inc.	103,968	15,363,351
Total Real Estate		351,999,731
Utilities 4.5%
Electric Utilities 1.5%
Allete, Inc.	104,230	7,190,828
Hawaiian Electric Industries, Inc.	219,836	9,417,774
IDACORP, Inc.	101,669	9,825,292
OGE Energy Corp.	403,818	15,385,466
PNM Resources, Inc.	160,690	7,565,285
Total		49,384,645
Gas Utilities 1.6%
National Fuel Gas Co.	174,145	6,375,448
New Jersey Resources Corp.	192,660	6,802,825
ONE Gas, Inc.	106,390	8,738,874
Southwest Gas Holdings, Inc.	110,200	7,127,736
Spire, Inc.	102,840	7,718,142
UGI Corp.	421,641	15,195,942
Total		51,958,967
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.8%
Black Hills Corp.	123,972	8,950,778
MDU Resources Group, Inc.	404,246	11,209,742
NorthWestern Corp.	101,770	7,158,502
Total		27,319,022
Water Utilities 0.6%
Essential Utilities, Inc.	435,428	18,727,758
Total Utilities		147,390,392
Total Common Stocks (Cost $2,440,660,139)		3,245,839,222

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(b),(c)	20,517,021	20,517,021
Total Money Market Funds (Cost $20,516,327)		20,517,021
Total Investments in Securities (Cost: $2,461,176,466)		3,266,356,243
Other Assets & Liabilities, Net		718,236
Net Assets		3,267,074,479

At February 29, 2020, securities and/or cash totaling $1,587,900 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P Mid 400 Index E-mini	141	03/2020	USD	25,552,020	—	(3,502,244)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	53,663,946	770,651,955	(803,798,880)	20,517,021	8,783	694	832,287	20,517,021
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
February 29, 2020
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	64,280,840	—	—	64,280,840
Consumer Discretionary	450,029,252	—	—	450,029,252
Consumer Staples	103,007,088	—	—	103,007,088
Energy	46,624,230	—	—	46,624,230
Financials	534,263,870	—	—	534,263,870
Health Care	334,276,558	—	—	334,276,558
Industrials	514,724,081	—	—	514,724,081
Information Technology	513,632,811	—	—	513,632,811
Materials	185,610,369	—	—	185,610,369
Real Estate	351,999,731	—	—	351,999,731
Utilities	147,390,392	—	—	147,390,392
Total Common Stocks	3,245,839,222	—	—	3,245,839,222
Money Market Funds	20,517,021	—	—	20,517,021
Total Investments in Securities	3,266,356,243	—	—	3,266,356,243
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mid Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Derivatives
Liability
Futures Contracts	(3,502,244)	—	—	(3,502,244)
Total	3,262,853,999	—	—	3,262,853,999
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2020	17

Statement of Assets and Liabilities
February 29, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,440,660,139)	$3,245,839,222
Affiliated issuers (cost $20,516,327)	20,517,021
Margin deposits on:
Futures contracts	1,587,900
Receivable for:
Investments sold	1,517,353
Capital shares sold	8,204,946
Dividends	3,855,098
Expense reimbursement due from Investment Manager	9,661
Prepaid expenses	6,612
Total assets	3,281,537,813
Liabilities
Payable for:
Capital shares purchased	12,732,417
Variation margin for futures contracts	935,759
Management services fees	18,309
Distribution and/or service fees	6,883
Transfer agent fees	416,542
Compensation of board members	236,935
Other expenses	116,489
Total liabilities	14,463,334
Net assets applicable to outstanding capital stock	$3,267,074,479
Represented by
Paid in capital	2,344,012,668
Total distributable earnings (loss)	923,061,811
Total - representing net assets applicable to outstanding capital stock	$3,267,074,479
Class A
Net assets	$986,054,574
Shares outstanding	70,060,301
Net asset value per share	$14.07
Institutional Class
Net assets	$1,579,863,108
Shares outstanding	112,835,349
Net asset value per share	$14.00
Institutional 2 Class
Net assets	$663,450,703
Shares outstanding	46,315,319
Net asset value per share	$14.32
Institutional 3 Class
Net assets	$37,706,094
Shares outstanding	2,745,976
Net asset value per share	$13.73
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mid Cap Index Fund | Annual Report 2020

Statement of Operations
Year Ended February 29, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$62,624,523
Dividends — affiliated issuers	832,287
Foreign taxes withheld	(29,029)
Total income	63,427,781
Expenses:
Management services fees	7,922,667
Distribution and/or service fees
Class A	3,134,929
Transfer agent fees
Class A	1,459,899
Institutional Class	2,205,812
Institutional 2 Class	476,891
Institutional 3 Class	4,186
Compensation of board members	90,086
Custodian fees	44,824
Printing and postage fees	132,856
Registration fees	103,161
Licensing fees and expenses	37,202
Audit fees	32,738
Legal fees	44,221
Interest on interfund lending	3,535
Compensation of chief compliance officer	757
Other	64,923
Total expenses	15,758,687
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(4,723,607)
Expense reduction	(90)
Total net expenses	11,034,990
Net investment income	52,392,791
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	261,816,650
Investments — affiliated issuers	8,783
Futures contracts	2,753,101
Net realized gain	264,578,534
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(402,641,260)
Investments — affiliated issuers	694
Futures contracts	(7,725,697)
Net change in unrealized appreciation (depreciation)	(410,366,263)
Net realized and unrealized loss	(145,787,729)
Net decrease in net assets resulting from operations	$(93,394,938)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2020	19

Statement of Changes in Net Assets
	Year Ended February 29, 2020	Year Ended February 28, 2019
Operations
Net investment income	$52,392,791	$57,223,936
Net realized gain	264,578,534	374,130,650
Net change in unrealized appreciation (depreciation)	(410,366,263)	(281,069,075)
Net increase (decrease) in net assets resulting from operations	(93,394,938)	150,285,511
Distributions to shareholders
Net investment income and net realized gains
Class A	(67,586,479)	(112,473,667)
Institutional Class	(107,030,985)	(171,180,770)
Institutional 2 Class	(42,569,287)	(74,829,346)
Institutional 3 Class	(1,743,771)	(1,466,207)
Total distributions to shareholders	(218,930,522)	(359,949,990)
Decrease in net assets from capital stock activity	(574,554,776)	(310,371,005)
Total decrease in net assets	(886,880,236)	(520,035,484)
Net assets at beginning of year	4,153,954,715	4,673,990,199
Net assets at end of year	$3,267,074,479	$4,153,954,715
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mid Cap Index Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 29, 2020		February 28, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	15,831,966	244,750,699	24,120,775	384,645,440
Distributions reinvested	3,570,527	55,075,275	6,162,434	91,963,935
Redemptions	(36,684,751)	(571,517,309)	(37,890,405)	(608,338,512)
Net decrease	(17,282,258)	(271,691,335)	(7,607,196)	(131,729,137)
Institutional Class
Subscriptions	19,312,783	297,752,749	27,366,724	432,869,133
Distributions reinvested	4,880,426	74,874,392	7,916,559	117,549,063
Redemptions	(39,946,568)	(620,682,586)	(44,471,861)	(707,216,715)
Net decrease	(15,753,359)	(248,055,445)	(9,188,578)	(156,798,519)
Institutional 2 Class
Subscriptions	15,811,518	250,291,819	18,580,954	306,142,993
Distributions reinvested	2,198,835	34,502,941	4,279,226	64,820,342
Redemptions	(22,457,159)	(356,427,513)	(26,235,382)	(410,732,294)
Net decrease	(4,446,806)	(71,632,753)	(3,375,202)	(39,768,959)
Institutional 3 Class
Subscriptions	1,603,685	24,643,173	1,296,683	20,300,162
Distributions reinvested	107,820	1,623,506	95,922	1,387,369
Redemptions	(624,153)	(9,441,922)	(242,668)	(3,761,921)
Net increase	1,087,352	16,824,757	1,149,937	17,925,610
Total net decrease	(36,395,071)	(574,554,776)	(19,021,039)	(310,371,005)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2020	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2020	$15.47	0.18	(0.71)	(0.53)	(0.19)	(0.68)	(0.87)
Year Ended 2/28/2019	$16.25	0.18	0.36	0.54	(0.17)	(1.15)	(1.32)
Year Ended 2/28/2018	$16.05	0.17	1.26	1.43	(0.16)	(1.07)	(1.23)
Year Ended 2/28/2017	$13.23	0.16	3.87	4.03	(0.17)	(1.04)	(1.21)
Year Ended 2/29/2016	$16.14	0.16	(1.71)	(1.55)	(0.16)	(1.20)	(1.36)
Institutional Class
Year Ended 2/29/2020	$15.39	0.22	(0.70)	(0.48)	(0.23)	(0.68)	(0.91)
Year Ended 2/28/2019	$16.18	0.22	0.35	0.57	(0.21)	(1.15)	(1.36)
Year Ended 2/28/2018	$15.99	0.21	1.25	1.46	(0.20)	(1.07)	(1.27)
Year Ended 2/28/2017	$13.18	0.20	3.85	4.05	(0.20)	(1.04)	(1.24)
Year Ended 2/29/2016	$16.09	0.20	(1.71)	(1.51)	(0.20)	(1.20)	(1.40)
Institutional 2 Class
Year Ended 2/29/2020	$15.73	0.22	(0.72)	(0.50)	(0.23)	(0.68)	(0.91)
Year Ended 2/28/2019	$16.50	0.22	0.37	0.59	(0.21)	(1.15)	(1.36)
Year Ended 2/28/2018	$16.28	0.22	1.27	1.49	(0.20)	(1.07)	(1.27)
Year Ended 2/28/2017	$13.41	0.20	3.91	4.11	(0.20)	(1.04)	(1.24)
Year Ended 2/29/2016	$16.34	0.20	(1.73)	(1.53)	(0.20)	(1.20)	(1.40)
Institutional 3 Class
Year Ended 2/29/2020	$15.11	0.21	(0.68)	(0.47)	(0.23)	(0.68)	(0.91)
Year Ended 2/28/2019	$15.91	0.22	0.34	0.56	(0.21)	(1.15)	(1.36)
Year Ended 2/28/2018(e)	$16.00	0.21	0.97	1.18	(0.20)	(1.07)	(1.27)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mid Cap Index Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2020	$14.07	(3.88%)	0.58%(c)	0.45%(c),(d)	1.16%	14%	$986,055
Year Ended 2/28/2019	$15.47	3.66%	0.58%	0.45%(d)	1.08%	17%	$1,351,153
Year Ended 2/28/2018	$16.25	8.99%	0.58%	0.45%(d)	1.05%	23%	$1,543,057
Year Ended 2/28/2017	$16.05	31.10%	0.61%	0.45%(d)	1.07%	18%	$1,602,086
Year Ended 2/29/2016	$13.23	(10.37%)	0.66%	0.45%(d)	1.05%	20%	$1,044,589
Institutional Class
Year Ended 2/29/2020	$14.00	(3.59%)	0.33%(c)	0.20%(c),(d)	1.40%	14%	$1,579,863
Year Ended 2/28/2019	$15.39	3.89%	0.33%	0.20%(d)	1.33%	17%	$1,979,350
Year Ended 2/28/2018	$16.18	9.22%	0.33%	0.20%(d)	1.30%	23%	$2,229,366
Year Ended 2/28/2017	$15.99	31.45%	0.37%	0.20%(d)	1.32%	18%	$2,108,834
Year Ended 2/29/2016	$13.18	(10.18%)	0.41%	0.20%(d)	1.29%	20%	$1,736,596
Institutional 2 Class
Year Ended 2/29/2020	$14.32	(3.65%)	0.28%(c)	0.20%(c)	1.40%	14%	$663,451
Year Ended 2/28/2019	$15.73	3.94%	0.27%	0.20%	1.33%	17%	$798,386
Year Ended 2/28/2018	$16.50	9.24%	0.28%	0.20%	1.30%	23%	$893,473
Year Ended 2/28/2017	$16.28	31.35%	0.27%	0.20%	1.32%	18%	$747,812
Year Ended 2/29/2016	$13.41	(10.14%)	0.26%	0.20%	1.29%	20%	$506,524
Institutional 3 Class
Year Ended 2/29/2020	$13.73	(3.59%)	0.23%(c)	0.20%(c)	1.41%	14%	$37,706
Year Ended 2/28/2019	$15.11	3.89%	0.23%	0.20%	1.38%	17%	$25,066
Year Ended 2/28/2018(e)	$15.91	7.47%	0.22%	0.20%	1.33%	23%	$8,094
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2020	23

Notes to Financial Statements
February 29, 2020
Note 1. Organization
Columbia Mid Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
24	Columbia Mid Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Mid Cap Index Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
26	Columbia Mid Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2020:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	3,502,244*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	2,753,101

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(7,725,697)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 29, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	37,756,015

*	Based on the ending quarterly outstanding amounts for the year ended February 29, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Mid Cap Index Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
28	Columbia Mid Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 29, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $90.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia Mid Cap Index Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
February 29, 2020
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through June 30, 2020
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(890,277)	(20,895,815)	21,786,092
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
30	Columbia Mid Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2020			Year Ended February 28, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
51,928,314	167,002,208	218,930,522	65,783,290	294,166,700	359,949,990
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
5,240,513	123,000,726	—	795,053,394
At February 29, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,467,800,605	1,133,259,113	(338,205,719)	795,053,394
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $529,932,082 and $1,232,436,608, respectively, for the year ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Mid Cap Index Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
February 29, 2020
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 29, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	29,500,000	2.15	2
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 29, 2020.
Note 9. Significant risks
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems,
32	Columbia Mid Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its underlying index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its underlying index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At February 29, 2020, one unaffiliated shareholder of record owned 22.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 11.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
Columbia Mid Cap Index Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
February 29, 2020
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
34	Columbia Mid Cap Index Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Mid Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mid Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Mid Cap Index Fund | Annual Report 2020	35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
93.65%	92.19%	$246,237,840
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	117	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
36	Columbia Mid Cap Index Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	117	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	117	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	117	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	117	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Mid Cap Index Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	117	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	115	Director, NAPE Education Foundation since October 2016
38	Columbia Mid Cap Index Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	185	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Mid Cap Index Fund | Annual Report 2020	39

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Mid Cap Index Fund | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Mid Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN196_02_K01_(04/20)

Annual Report
February 29, 2020
Columbia Select Mid Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Select Mid Cap Value Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Mid Cap Value Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2018
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/20/01	-2.47	3.53	9.45
	Including sales charges		-8.07	2.31	8.81
Advisor Class*		11/08/12	-2.14	3.80	9.66
Class C	Excluding sales charges	11/20/01	-3.11	2.76	8.63
	Including sales charges		-4.06	2.76	8.63
Institutional Class		11/20/01	-2.22	3.80	9.72
Institutional 2 Class*		11/08/12	-2.12	3.92	9.76
Institutional 3 Class		07/15/09	-2.07	3.97	9.89
Class R		01/23/06	-2.72	3.28	9.17
Russell Midcap Value Index			-1.36	4.44	10.79
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Select Mid Cap Value Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2010 — February 29, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 29, 2020)
Common Stocks	98.5
Money Market Funds	1.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 29, 2020)
Consumer Discretionary	8.0
Consumer Staples	6.8
Energy	5.2
Financials	17.3
Health Care	8.7
Industrials	12.3
Information Technology	9.2
Materials	6.5
Real Estate	11.3
Utilities	14.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Mid Cap Value Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended February 29, 2020, the Fund’s Class A shares returned -2.47% excluding sales charges. The Fund lagged the -1.36% return of its benchmark, the Russell Midcap Value Index. In a difficult period for mid-cap stocks, security selection within the financials and consumer discretionary sectors detracted from relative results.
Global uncertainty curbed stock market gains, boosted bonds
Optimism prevailed early in 2019, buoyed by solid economic growth and a recovery from meaningful stock market losses in 2018. Strong job gains drove the unemployment rate down to 3.5%, annualized. Consumer spending and export trade supported U.S. economic growth. However, the pace of growth slowed to an estimated 2.1% for the year. In Europe, economic growth slowed as trade tensions and uncertainty mounted regarding Brexit (the U.K.’s departure from the European Union), which was finally resolved late in the year. At the same time, emerging markets came under pressure, driven by trade and tariff concerns. China’s economic conditions weakened and the spread of the coronavirus introduced enough global uncertainty to drive stock markets around the world down sharply in the final week of the period, raising concerns about the impact on global economic growth going forward.
Shares of large companies and growth-oriented companies weathered the year-end volatility better than small- and mid-cap value stocks. The S&P 500 Index returned 8.19% for the 12-month period, giving up substantial gains during the last few trading days of February. The Bloomberg Barclays U.S. Aggregate Bond Index gained 11.68%, as the yield on the 10-year U.S. Treasury fell to 1.10%. (Bond yields and prices move in opposite directions.)
Contributors and detractors
Solid stock selection within the industrials, energy, health care and materials sectors aided relative results as did a modest overweight in utilities, the best performing sector in the benchmark, valued by investors for its defensive qualities.
Top contributors to relative performance included Teradyne, Inc., FMC Corp. and Ingersoll-Rand PLC. Shares in semiconductor company Teradyne climbed higher due to the company’s solid earnings reports and an expected increase in demand for equipment for “5G” infrastructure. (5G is the fifth generation of wireless technology for digital cellular networks, which began wide deployment in 2019.) Agricultural chemical maker FMC reported strong earnings and execution, with especially noteworthy results in Latin America. Shares in diversified industrials manufacturer Ingersoll-Rand climbed early in the period due to strong quarterly earnings and increased forward earnings guidance. The company’s announcement that it would merge its industrials business with Gardner Denver Holdings Inc. was well received by investors. The Fund continued to own Teradyne and FMC at period end, but had sold Ingersoll-Rand, taking profits.
Stock selection within the financials and consumer discretionary sectors, an underweight in real estate and a modest overweight in energy detracted from relative results. Sector weights are primarily a function of our bottom up stock selection process. DXC Technology Co., Lincoln National Corp. and Royal Caribbean Cruises Ltd. were notable detractors from relative returns for the period. Shares in the IT services and consulting company DXC dropped after the company reported mostly in-line quarterly results but lowered forward earnings guidance because of delays in certain deals, foreign exchange headwinds and higher-than-expected pressures on its core outsourcing business. Shares of insurance company Lincoln National declined as low interest rates weighed on investor sentiment even though the company’s earnings remained in line with expectations. Cruise line operator Royal Caribbean sold off sharply with the outbreak of the coronavirus, as fears of a pandemic ravaged the cruise line industry. Despite these disappointments, we continued to own all three stocks.
At period’s end
At the end of the period, the Fund was overweight in the utilities, consumer staples and information technology sectors and meaningfully underweight in communication services and real estate. These weights, relative to the benchmark, were byproducts of our bottom-up stock selection process. Most important, we continue to look for companies that are trading at attractive valuations and that have identifiable catalysts with the potential to accelerate earnings and change investor perception. In doing so, we believe we have the potential to generate attractive returns for our shareholders.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more
Columbia Select Mid Cap Value Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Mid Cap Value Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	953.10	1,019.10	5.63	5.82	1.16
Advisor Class	1,000.00	1,000.00	955.10	1,020.34	4.42	4.57	0.91
Class C	1,000.00	1,000.00	950.20	1,015.37	9.26	9.57	1.91
Institutional Class	1,000.00	1,000.00	954.50	1,020.34	4.42	4.57	0.91
Institutional 2 Class	1,000.00	1,000.00	954.80	1,020.89	3.89	4.02	0.80
Institutional 3 Class	1,000.00	1,000.00	955.10	1,021.08	3.69	3.82	0.76
Class R	1,000.00	1,000.00	952.60	1,017.85	6.85	7.07	1.41
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Mid Cap Value Fund | Annual Report 2020	7

Portfolio of Investments
February 29, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.6%
Issuer	Shares	Value ($)
Consumer Discretionary 7.9%
Hotels, Restaurants & Leisure 2.0%
Royal Caribbean Cruises Ltd.	329,870	26,524,847
Internet & Direct Marketing Retail 1.2%
Expedia Group, Inc.	166,031	16,373,977
Multiline Retail 2.7%
Dollar Tree, Inc.(a)	439,325	36,477,155
Textiles, Apparel & Luxury Goods 2.0%
Ralph Lauren Corp.	253,316	26,727,371
Total Consumer Discretionary		106,103,350
Consumer Staples 6.7%
Food & Staples Retailing 4.3%
Kroger Co. (The)	1,217,285	34,242,227
U.S. Foods Holding Corp.(a)	706,815	23,777,256
Total		58,019,483
Food Products 2.4%
Tyson Foods, Inc., Class A	476,525	32,322,691
Total Consumer Staples		90,342,174
Energy 5.2%
Energy Equipment & Services 1.1%
TechnipFMC PLC	946,005	14,038,714
Oil, Gas & Consumable Fuels 4.1%
Marathon Petroleum Corp.	416,075	19,730,277
Noble Energy, Inc.	1,124,265	17,797,115
WPX Energy, Inc.(a)	1,886,285	17,599,039
Total		55,126,431
Total Energy		69,165,145
Financials 17.0%
Banks 6.1%
Popular, Inc.	619,310	29,714,494
Regions Financial Corp.	2,349,515	31,765,442
SVB Financial Group(a)	100,375	20,894,060
Total		82,373,996
Capital Markets 2.1%
Northern Trust Corp.	320,300	28,109,528
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Financial Services 2.6%
Voya Financial, Inc.	668,625	35,196,420
Insurance 6.2%
Hanover Insurance Group, Inc. (The)	235,000	27,856,900
Lincoln National Corp.	636,715	28,900,494
Reinsurance Group of America, Inc.	215,000	26,236,450
Total		82,993,844
Total Financials		228,673,788
Health Care 8.6%
Health Care Equipment & Supplies 2.8%
Zimmer Biomet Holdings, Inc.	276,665	37,667,940
Health Care Providers & Services 3.7%
Centene Corp.(a)	403,845	21,411,862
Quest Diagnostics, Inc.	262,160	27,804,689
Total		49,216,551
Life Sciences Tools & Services 2.1%
Agilent Technologies, Inc.	374,885	28,892,387
Total Health Care		115,776,878
Industrials 12.1%
Aerospace & Defense 3.0%
L3 Harris Technologies, Inc.	200,778	39,699,834
Electrical Equipment 2.7%
AMETEK, Inc.	420,655	36,176,330
Machinery 2.9%
Trane Technologies PLC	302,208	38,996,921
Road & Rail 2.5%
Norfolk Southern Corp.	187,795	34,244,418
Trading Companies & Distributors 1.0%
United Rentals, Inc.(a)	105,000	13,910,400
Total Industrials		163,027,903
Information Technology 9.1%
Communications Equipment 2.4%
Motorola Solutions, Inc.	192,335	31,866,063
Electronic Equipment, Instruments & Components 1.7%
Corning, Inc.	952,000	22,714,720
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Mid Cap Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 0.6%
DXC Technology Co.	343,165	8,273,708
Semiconductors & Semiconductor Equipment 4.4%
Marvell Technology Group Ltd.	992,100	21,131,730
ON Semiconductor Corp.(a)	960,000	17,913,600
Teradyne, Inc.	346,675	20,370,623
Total		59,415,953
Total Information Technology		122,270,444
Materials 6.4%
Chemicals 4.6%
Eastman Chemical Co.	339,975	20,911,862
FMC Corp.	443,230	41,264,713
Total		62,176,575
Metals & Mining 1.8%
Freeport-McMoRan, Inc.	2,391,295	23,817,298
Total Materials		85,993,873
Real Estate 11.1%
Equity Real Estate Investment Trusts (REITS) 11.1%
First Industrial Realty Trust, Inc.	950,000	36,575,000
Gaming and Leisure Properties, Inc.	953,775	42,605,129
SL Green Realty Corp.	397,875	31,209,315
Welltower, Inc.	520,190	38,920,616
Total		149,310,060
Total Real Estate		149,310,060
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 14.5%
Electric Utilities 5.3%
Edison International	521,315	35,027,155
Pinnacle West Capital Corp.	412,600	36,923,574
Total		71,950,729
Independent Power and Renewable Electricity Producers 2.8%
AES Corp. (The)	2,260,350	37,815,656
Multi-Utilities 6.4%
Ameren Corp.	512,550	40,491,450
CMS Energy Corp.	745,275	45,029,515
Total		85,520,965
Total Utilities		195,287,350
Total Common Stocks (Cost $1,260,860,185)		1,325,950,965

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(b),(c)	20,794,404	20,794,404
Total Money Market Funds (Cost $20,793,806)		20,794,404
Total Investments in Securities (Cost: $1,281,653,991)		1,346,745,369
Other Assets & Liabilities, Net		(1,496,648)
Net Assets		1,345,248,721

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	28,820,048	197,234,536	(205,260,180)	20,794,404	2,151	598	390,117	20,794,404
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	106,103,350	—	—	106,103,350
Consumer Staples	90,342,174	—	—	90,342,174
Energy	69,165,145	—	—	69,165,145
Financials	228,673,788	—	—	228,673,788
Health Care	115,776,878	—	—	115,776,878
Industrials	163,027,903	—	—	163,027,903
Information Technology	122,270,444	—	—	122,270,444
Materials	85,993,873	—	—	85,993,873
Real Estate	149,310,060	—	—	149,310,060
Utilities	195,287,350	—	—	195,287,350
Total Common Stocks	1,325,950,965	—	—	1,325,950,965
Money Market Funds	20,794,404	—	—	20,794,404
Total Investments in Securities	1,346,745,369	—	—	1,346,745,369
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Mid Cap Value Fund | Annual Report 2020

Statement of Assets and Liabilities
February 29, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,260,860,185)	$1,325,950,965
Affiliated issuers (cost $20,793,806)	20,794,404
Receivable for:
Capital shares sold	737,954
Dividends	1,515,046
Expense reimbursement due from Investment Manager	1,062
Prepaid expenses	3,199
Total assets	1,349,002,630
Liabilities
Payable for:
Capital shares purchased	3,173,293
Management services fees	29,041
Distribution and/or service fees	4,031
Transfer agent fees	254,230
Compensation of board members	220,307
Compensation of chief compliance officer	12
Other expenses	72,995
Total liabilities	3,753,909
Net assets applicable to outstanding capital stock	$1,345,248,721
Represented by
Paid in capital	1,243,054,490
Total distributable earnings (loss)	102,194,231
Total - representing net assets applicable to outstanding capital stock	$1,345,248,721
Class A
Net assets	$479,921,168
Shares outstanding	49,155,941
Net asset value per share	$9.76
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.36
Advisor Class
Net assets	$20,432,596
Shares outstanding	2,009,312
Net asset value per share	$10.17
Class C
Net assets	$12,726,178
Shares outstanding	1,453,044
Net asset value per share	$8.76
Institutional Class
Net assets	$605,614,236
Shares outstanding	61,795,459
Net asset value per share	$9.80
Institutional 2 Class
Net assets	$62,808,064
Shares outstanding	6,174,154
Net asset value per share	$10.17
Institutional 3 Class
Net assets	$140,100,297
Shares outstanding	14,352,356
Net asset value per share	$9.76
Class R
Net assets	$23,646,182
Shares outstanding	2,435,323
Net asset value per share	$9.71
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2020	11

Statement of Operations
Year Ended February 29, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$31,725,701
Dividends — affiliated issuers	390,117
Foreign taxes withheld	(71,349)
Total income	32,044,469
Expenses:
Management services fees	11,879,635
Distribution and/or service fees
Class A	1,405,090
Class C	171,253
Class R	148,093
Transfer agent fees
Class A	931,957
Advisor Class	39,605
Class C	28,501
Institutional Class	1,148,737
Institutional 2 Class	41,401
Institutional 3 Class	12,719
Class R	49,143
Compensation of board members	58,215
Custodian fees	11,143
Printing and postage fees	111,879
Registration fees	95,950
Audit fees	25,950
Legal fees	21,760
Compensation of chief compliance officer	333
Other	30,783
Total expenses	16,212,147
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(696,721)
Fees waived by transfer agent
Institutional 2 Class	(3,088)
Expense reduction	(4,007)
Total net expenses	15,508,331
Net investment income	16,536,138
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	85,768,008
Investments — affiliated issuers	2,151
Net realized gain	85,770,159
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(123,239,208)
Investments — affiliated issuers	598
Net change in unrealized appreciation (depreciation)	(123,238,610)
Net realized and unrealized loss	(37,468,451)
Net decrease in net assets resulting from operations	$(20,932,313)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Mid Cap Value Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended February 29, 2020	Year Ended February 28, 2019
Operations
Net investment income	$16,536,138	$12,979,444
Net realized gain	85,770,159	293,473,612
Net change in unrealized appreciation (depreciation)	(123,238,610)	(249,287,067)
Net increase (decrease) in net assets resulting from operations	(20,932,313)	57,165,989
Distributions to shareholders
Net investment income and net realized gains
Class A	(18,193,680)	(154,997,509)
Advisor Class	(835,092)	(9,252,914)
Class C	(449,205)	(8,753,910)
Institutional Class	(24,467,859)	(186,659,217)
Institutional 2 Class	(2,396,789)	(13,122,849)
Institutional 3 Class	(5,612,786)	(48,940,519)
Class R	(881,879)	(8,636,973)
Class T	—	(41,228)
Total distributions to shareholders	(52,837,290)	(430,405,119)
Decrease in net assets from capital stock activity	(149,323,097)	(90,838,369)
Total decrease in net assets	(223,092,700)	(464,077,499)
Net assets at beginning of year	1,568,341,421	2,032,418,920
Net assets at end of year	$1,345,248,721	$1,568,341,421
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2020	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 29, 2020		February 28, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,720,206	39,978,178	6,845,468	82,321,052
Distributions reinvested	1,549,857	16,747,145	14,110,115	143,170,441
Redemptions	(11,806,729)	(126,986,064)	(17,454,758)	(205,393,415)
Net increase (decrease)	(6,536,666)	(70,260,741)	3,500,825	20,098,078
Advisor Class
Subscriptions	768,934	8,564,800	1,063,773	13,560,981
Distributions reinvested	70,554	793,026	820,904	9,120,135
Redemptions	(862,542)	(9,750,853)	(4,944,600)	(61,448,614)
Net decrease	(23,054)	(393,027)	(3,059,923)	(38,767,498)
Class C
Subscriptions	99,155	956,282	196,327	2,057,701
Distributions reinvested	42,422	413,178	839,232	8,239,279
Redemptions	(920,275)	(8,838,996)	(4,470,813)	(52,052,375)
Net decrease	(778,698)	(7,469,536)	(3,435,254)	(41,755,395)
Institutional Class
Subscriptions	6,609,536	71,587,344	5,320,887	63,037,043
Distributions reinvested	2,108,240	22,834,881	16,850,564	172,232,428
Redemptions	(13,887,409)	(150,522,554)	(18,143,253)	(216,878,671)
Net increase (decrease)	(5,169,633)	(56,100,329)	4,028,198	18,390,800
Institutional 2 Class
Subscriptions	1,675,027	18,814,543	3,890,214	41,231,272
Distributions reinvested	213,491	2,396,789	1,216,107	13,115,217
Redemptions	(2,256,270)	(25,034,276)	(4,573,681)	(58,493,418)
Net increase (decrease)	(367,752)	(3,822,944)	532,640	(4,146,929)
Institutional 3 Class
Subscriptions	3,349,292	36,095,945	3,232,831	39,389,706
Distributions reinvested	391,920	4,224,192	2,758,688	28,294,838
Redemptions	(4,230,934)	(45,292,288)	(9,172,108)	(109,531,841)
Net decrease	(489,722)	(4,972,151)	(3,180,589)	(41,847,297)
Class K
Redemptions	—	—	(456)	(6,275)
Net decrease	—	—	(456)	(6,275)
Class R
Subscriptions	504,029	5,369,854	555,228	6,591,157
Distributions reinvested	79,460	854,855	807,129	8,188,648
Redemptions	(1,171,497)	(12,529,078)	(1,462,863)	(17,412,415)
Net decrease	(588,008)	(6,304,369)	(100,506)	(2,632,610)
Class T
Distributions reinvested	—	—	4,003	40,739
Redemptions	—	—	(20,899)	(211,982)
Net decrease	—	—	(16,896)	(171,243)
Total net decrease	(13,953,533)	(149,323,097)	(1,731,961)	(90,838,369)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Mid Cap Value Fund | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Select Mid Cap Value Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2020	$10.34	0.10	(0.32)	(0.22)	(0.10)	(0.26)	(0.36)
Year Ended 2/28/2019	$13.27	0.07	0.18	0.25	(0.07)	(3.11)	(3.18)
Year Ended 2/28/2018	$15.19	0.13	0.80	0.93	(0.14)	(2.71)	(2.85)
Year Ended 2/28/2017	$12.88	0.11	3.35	3.46	(0.11)	(1.04)	(1.15)
Year Ended 2/29/2016	$17.18	0.06	(2.03)	(1.97)	(0.05)	(2.28)	(2.33)
Advisor Class
Year Ended 2/29/2020	$10.75	0.13	(0.33)	(0.20)	(0.12)	(0.26)	(0.38)
Year Ended 2/28/2019	$13.67	0.10	0.19	0.29	(0.10)	(3.11)	(3.21)
Year Ended 2/28/2018	$15.57	0.17	0.82	0.99	(0.18)	(2.71)	(2.89)
Year Ended 2/28/2017	$13.18	0.15	3.42	3.57	(0.14)	(1.04)	(1.18)
Year Ended 2/29/2016	$17.52	0.10	(2.07)	(1.97)	(0.09)	(2.28)	(2.37)
Class C
Year Ended 2/29/2020	$9.30	0.02	(0.28)	(0.26)	(0.02)	(0.26)	(0.28)
Year Ended 2/28/2019	$12.29	(0.02)	0.14	0.12	—	(3.11)	(3.11)
Year Ended 2/28/2018	$14.29	0.01	0.75	0.76	(0.05)	(2.71)	(2.76)
Year Ended 2/28/2017	$12.20	0.00(d)	3.17	3.17	(0.04)	(1.04)	(1.08)
Year Ended 2/29/2016	$16.47	(0.06)	(1.93)	(1.99)	—	(2.28)	(2.28)
Institutional Class
Year Ended 2/29/2020	$10.38	0.13	(0.33)	(0.20)	(0.12)	(0.26)	(0.38)
Year Ended 2/28/2019	$13.31	0.10	0.18	0.28	(0.10)	(3.11)	(3.21)
Year Ended 2/28/2018	$15.23	0.18	0.79	0.97	(0.18)	(2.71)	(2.89)
Year Ended 2/28/2017	$12.91	0.15	3.35	3.50	(0.14)	(1.04)	(1.18)
Year Ended 2/29/2016	$17.21	0.10	(2.03)	(1.93)	(0.09)	(2.28)	(2.37)
Institutional 2 Class
Year Ended 2/29/2020	$10.76	0.14	(0.33)	(0.19)	(0.14)	(0.26)	(0.40)
Year Ended 2/28/2019	$13.67	0.11	0.20	0.31	(0.11)	(3.11)	(3.22)
Year Ended 2/28/2018	$15.57	0.18	0.83	1.01	(0.20)	(2.71)	(2.91)
Year Ended 2/28/2017	$13.18	0.17	3.42	3.59	(0.16)	(1.04)	(1.20)
Year Ended 2/29/2016	$17.52	0.12	(2.07)	(1.95)	(0.11)	(2.28)	(2.39)
Institutional 3 Class
Year Ended 2/29/2020	$10.34	0.14	(0.32)	(0.18)	(0.14)	(0.26)	(0.40)
Year Ended 2/28/2019	$13.27	0.12	0.18	0.30	(0.12)	(3.11)	(3.23)
Year Ended 2/28/2018	$15.20	0.14	0.84	0.98	(0.20)	(2.71)	(2.91)
Year Ended 2/28/2017	$12.89	0.17	3.35	3.52	(0.17)	(1.04)	(1.21)
Year Ended 2/29/2016	$17.19	0.13	(2.03)	(1.90)	(0.12)	(2.28)	(2.40)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Mid Cap Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2020	$9.76	(2.47%)	1.21%	1.16%(c)	0.91%	28%	$479,921
Year Ended 2/28/2019	$10.34	3.57%	1.20%	1.17%(c)	0.57%	79%	$575,861
Year Ended 2/28/2018	$13.27	5.96%	1.18%	1.18%(c)	0.86%	59%	$692,641
Year Ended 2/28/2017	$15.19	27.41%	1.17%	1.17%(c)	0.78%	33%	$886,910
Year Ended 2/29/2016	$12.88	(12.77%)	1.18%	1.18%(c)	0.37%	47%	$837,676
Advisor Class
Year Ended 2/29/2020	$10.17	(2.14%)	0.96%	0.91%(c)	1.16%	28%	$20,433
Year Ended 2/28/2019	$10.75	3.79%	0.95%	0.92%(c)	0.78%	79%	$21,857
Year Ended 2/28/2018	$13.67	6.20%	0.93%	0.92%(c)	1.10%	59%	$69,624
Year Ended 2/28/2017	$15.57	27.70%	0.93%	0.93%(c)	1.02%	33%	$105,459
Year Ended 2/29/2016	$13.18	(12.53%)	0.94%	0.94%(c)	0.64%	47%	$63,910
Class C
Year Ended 2/29/2020	$8.76	(3.11%)	1.96%	1.92%(c)	0.17%	28%	$12,726
Year Ended 2/28/2019	$9.30	2.78%	1.95%	1.92%(c)	(0.20%)	79%	$20,763
Year Ended 2/28/2018	$12.29	5.09%	1.93%	1.92%(c)	0.10%	59%	$69,670
Year Ended 2/28/2017	$14.29	26.48%	1.92%	1.92%(c)	0.03%	33%	$99,413
Year Ended 2/29/2016	$12.20	(13.42%)	1.93%	1.93%(c)	(0.38%)	47%	$99,372
Institutional Class
Year Ended 2/29/2020	$9.80	(2.22%)	0.96%	0.91%(c)	1.16%	28%	$605,614
Year Ended 2/28/2019	$10.38	3.84%	0.95%	0.92%(c)	0.82%	79%	$694,941
Year Ended 2/28/2018	$13.31	6.21%	0.93%	0.93%(c)	1.20%	59%	$837,610
Year Ended 2/28/2017	$15.23	27.74%	0.93%	0.93%(c)	1.02%	33%	$1,421,365
Year Ended 2/29/2016	$12.91	(12.51%)	0.93%	0.93%(c)	0.61%	47%	$1,450,834
Institutional 2 Class
Year Ended 2/29/2020	$10.17	(2.12%)	0.85%	0.80%	1.27%	28%	$62,808
Year Ended 2/28/2019	$10.76	3.99%	0.83%	0.80%	0.89%	79%	$70,379
Year Ended 2/28/2018	$13.67	6.33%	0.82%	0.82%	1.17%	59%	$82,174
Year Ended 2/28/2017	$15.57	27.86%	0.80%	0.80%	1.15%	33%	$88,789
Year Ended 2/29/2016	$13.18	(12.40%)	0.79%	0.79%	0.76%	47%	$58,924
Institutional 3 Class
Year Ended 2/29/2020	$9.76	(2.07%)	0.80%	0.75%	1.32%	28%	$140,100
Year Ended 2/28/2019	$10.34	4.02%	0.78%	0.76%	0.97%	79%	$153,442
Year Ended 2/28/2018	$13.27	6.34%	0.77%	0.77%	0.98%	59%	$239,180
Year Ended 2/28/2017	$15.20	27.94%	0.75%	0.75%	1.19%	33%	$78,828
Year Ended 2/29/2016	$12.89	(12.35%)	0.74%	0.74%	0.81%	47%	$44,147
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 2/29/2020	$10.29	0.07	(0.32)	(0.25)	(0.07)	(0.26)	(0.33)
Year Ended 2/28/2019	$13.22	0.04	0.18	0.22	(0.04)	(3.11)	(3.15)
Year Ended 2/28/2018	$15.14	0.09	0.80	0.89	(0.10)	(2.71)	(2.81)
Year Ended 2/28/2017	$12.84	0.08	3.33	3.41	(0.07)	(1.04)	(1.11)
Year Ended 2/29/2016	$17.14	0.02	(2.03)	(2.01)	(0.01)	(2.28)	(2.29)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Mid Cap Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 2/29/2020	$9.71	(2.72%)	1.46%	1.41%(c)	0.66%	28%	$23,646
Year Ended 2/28/2019	$10.29	3.34%	1.45%	1.42%(c)	0.32%	79%	$31,097
Year Ended 2/28/2018	$13.22	5.71%	1.43%	1.42%(c)	0.61%	59%	$41,290
Year Ended 2/28/2017	$15.14	27.10%	1.42%	1.42%(c)	0.54%	33%	$53,457
Year Ended 2/29/2016	$12.84	(13.02%)	1.43%	1.43%(c)	0.11%	47%	$52,550
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2020	19

Notes to Financial Statements
February 29, 2020
Note 1. Organization
Columbia Select Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Columbia Select Mid Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Select Mid Cap Value Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
February 29, 2020
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2020 was 0.77% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended February 29, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $7,286,207 and $0, respectively.
22	Columbia Select Mid Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective July 1, 2019 through June 30, 2020, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average daily net assets attributable to Institutional 2 Class shares.
For the year ended February 29, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Advisor Class	0.17
Class C	0.17
Institutional Class	0.17
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.17
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $4,007.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Columbia Select Mid Cap Value Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
February 29, 2020
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	102,985
Class C	—	1.00(b)	710

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2019 through June 30, 2020	Prior to July 1, 2019
Class A	1.17%	1.17%
Advisor Class	0.92	0.92
Class C	1.92	1.92
Institutional Class	0.92	0.92
Institutional 2 Class	0.80	0.79
Institutional 3 Class	0.76	0.75
Class R	1.42	1.42
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective July 1, 2019 through June 30, 2020, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class of the average daily net assets attributable to Institutional 2 Class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
24	Columbia Select Mid Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
At February 29, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2020			Year Ended February 28, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
16,762,090	36,075,200	52,837,290	51,537,238	378,867,881	430,405,119
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,921,839	38,432,001	—	62,058,629
At February 29, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,284,686,740	183,674,101	(121,615,472)	62,058,629
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $425,055,328 and $600,392,044, respectively, for the year ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Select Mid Cap Value Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 29, 2020.
Note 9. Significant risks
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks
26	Columbia Select Mid Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Select Mid Cap Value Fund | Annual Report 2020	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Mid Cap Value Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia Select Mid Cap Value Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
94.81%	94.26%	$75,218,564
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	117	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Select Mid Cap Value Fund | Annual Report 2020	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	117	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	117	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	117	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	117	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
30	Columbia Select Mid Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	117	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	115	Director, NAPE Education Foundation since October 2016
Columbia Select Mid Cap Value Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	185	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
32	Columbia Select Mid Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Select Mid Cap Value Fund | Annual Report 2020	33

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Select Mid Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN197_02_K01_(04/20)

Annual Report
February 29, 2020
Columbia Small Cap Index Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Small Cap Index Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Index Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) SmallCap 600® Index.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Vadim Shteyn
Portfolio Manager
Managed Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
	Inception	1 Year	5 Years	10 Years
Class A	10/15/96	-8.08	5.52	11.17
Institutional Class	10/15/96	-7.85	5.78	11.44
Institutional 2 Class*	11/08/12	-7.87	5.78	11.38
Institutional 3 Class*	03/01/17	-7.84	5.69	11.26
S&P SmallCap 600 Index		-7.68	6.01	11.67
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 Index is heavily weighted with the stocks of companies with small market capitalizations.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Small Cap Index Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2010 — February 29, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 29, 2020)
Common Stocks	99.6
Exchange-Traded Equity Funds	0.3
Money Market Funds	0.1
Rights	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	2.4
Consumer Discretionary	13.5
Consumer Staples	3.2
Energy	3.1
Financials	17.9
Health Care	12.3
Industrials	18.0
Information Technology	14.1
Materials	4.5
Real Estate	8.7
Utilities	2.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Index Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended February 29, 2020, the Fund’s Class A shares returned -8.08%. The Fund closely tracked its benchmark, the unmanaged S&P Small Cap 600 Index, which returned -7.68% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
U.S. equity markets posted divergent results amid extreme volatility
The 12 months ended February 29, 2020 proved to be volatile for U.S. equities. The annual period began with mixed results, as large-cap stocks wobbled modestly higher, while mid-cap and small-cap companies posted negative absolute returns on fears that economic growth was potentially slowing and the impact of U.S.-China trade headlines might be greater than the U.S. Administration was stating. Through the second quarter of 2019, large-cap stocks continued to better weather the “risk off” sentiment, or heightened risk aversion, that dominated these months, as did growth stocks across the capitalization spectrum. Speculation around the market’s hoped-for interest rate cuts from the U.S. Federal Reserve (Fed) contributed to frequent swings in investor optimism.
Day-to-day sentiment about the state of U.S.-China trade relations remained a major factor influencing the U.S. equity markets going into the second half of 2019. Also adding to the list of worries were U.S. recession fears based on weak manufacturing data, uncertainties about global economic growth, several geopolitical hotspots, domestic political turmoil around the impeachment of the U.S. President and the then-diverse and differentiated Democratic presidential candidate campaigns. Toward the end of 2019, however, investor optimism soared. Hopeful expectations surrounding a “Phase 1” trade deal between the U.S. and China, an accommodative Fed and the seemingly persistent resilience of the American consumer led the S&P 500 Index to its best fourth quarter since 2013. Mid-cap and small-cap stocks lagged their large-cap counterparts but also posted a strong fourth calendar quarter.
The optimism seen at the end of the 2019 calendar year continued into the start of the new decade but was derailed quickly by the outbreak of the highly contagious and novel coronavirus first identified in Wuhan, Hubei province in China. As the impact of the coronavirus became more pronounced and fears of a severe pandemic that could cause a global recession grew, markets around the world, including the U.S., sold off dramatically. The S&P 500 Index lost almost 11.5% in the last week of February 2020 alone, its biggest weekly decline since October 2008. Mid-cap and small-cap companies struggled similarly.
Still, even with the sharp decline in February 2020, the S&P 500 Index ended the annual period up 8.19%. However, amid heightened volatility and risk aversion, mid-cap and small-cap stocks significantly underperformed large-cap stocks, with the S&P Mid Cap 400 Index and the S&P Small Cap 600 Index posting returns of -3.39% and -7.68%, respectively, for the same annual period.
S&P Small Cap 600 Index returns hampered most by energy sector
Only three of the eleven sectors of the S&P Small Cap 600 Index posted a positive return during the 12 months ended February 29, 2020. In terms of total return, utilities, real estate and information technology were the best relative performers. On the basis of impact, which takes weightings and total returns into account, the same three sectors, led by information technology and then utilities and real estate, were the biggest contributors to the Index’s return. The top performing industries for the annual period on the basis of total return were automobiles; life sciences tools and services; Internet and direct marketing retail; diversified financial services; and multi-utilities.
Conversely, energy was by far the weakest sector from both a total return perspective and on the basis of impact. Materials and consumer staples also posted weak total returns. Financials and consumer discretionary were the next weakest sectors on the basis of impact. The worst performing industries for the annual period on the basis of total return were energy equipment and services; oil, gas and consumable fuels; multiline retail; food and staples retailing; and beverages.
Top individual contributors within the S&P Small Cap 600 Index during the annual period included pharmaceuticals company Medicines Co.; biotechnology company Arrowhead Pharmaceuticals, Inc.; renewable energy company SolarEdge Technologies, Inc.; biopharmaceutical company Momenta Pharmaceuticals, Inc.; and insulation installation services provider TopBuild Corp. Top detractors were robot manufacturer iRobot Corp.; oil and gas exploration and production company Whiting Petroleum Corp.; oil and gas producer and distributor PDC Energy, Inc.; machinery manufacturer Hillenbrand, Inc.; and medical equipment manufacturer Merit Medical Systems, Inc.
Columbia Small Cap Index Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Industrials remained the largest sector by weighting in the S&P Small Cap 600 Index as of February 29, 2020, with a weighting of 18.03%. As always, each sector and stock in the S&P Small Cap 600 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
Index additions and deletions drove Fund portfolio changes
During the annual period, there were 90 additions and 90 deletions to the Index and the Fund’s portfolio. Among those stocks added to the Index and Fund were Big Lots, Inc., Diamond Offshore Drilling, Inc., Livent Corp., Whiting Petroleum, Pitney Bowes, Arrowhead Pharmaceuticals, Realogy Holdings Corp., Genomic Health, Inc. Inogen, Inc., QEP Resources, Inc., Signet Jewelers Ltd., Tupperware Brands Corp., Fresh Del Monte Produce, Inc., Oceaneering International, Inc., Granite Construction, Inc. and Tanger Factory Outlet Centers, Inc. Deletions included Gannett Co., Ambac Financial Group, Inc., Avon Products, Inc., Barnes & Noble Education, Inc., CARBO Ceramics, Inc., Finisar Corp., Kirkland’s, Inc., LSC Communications, Inc., Medicines Co., PS Business Parks, Inc., Repligen Corp., SolarEdge Technologies, Trex Co., Inc., Vitamin Shoppe, Inc., Wageworks, Inc. and Nutrisystem, Inc..
We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P Small Cap 600 Index.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund’s net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small Cap Index Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	968.50	1,022.63	2.20	2.26	0.45
Institutional Class	1,000.00	1,000.00	969.70	1,023.87	0.98	1.01	0.20
Institutional 2 Class	1,000.00	1,000.00	969.60	1,023.87	0.98	1.01	0.20
Institutional 3 Class	1,000.00	1,000.00	969.90	1,023.87	0.98	1.01	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small Cap Index Fund | Annual Report 2020	7

Portfolio of Investments
February 29, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.8%
Issuer	Shares	Value ($)
Communication Services 2.4%
Diversified Telecommunication Services 1.4%
ATN International, Inc.	54,034	2,912,433
Cincinnati Bell, Inc.(a)	250,452	3,268,399
Cogent Communications Holdings, Inc.	207,040	15,115,990
Consolidated Communications Holdings, Inc.	358,010	2,226,822
Iridium Communications, Inc.(a)	481,870	13,044,221
Vonage Holdings Corp.(a)	1,132,880	10,150,605
Total		46,718,470
Entertainment 0.2%
Glu Mobile, Inc.(a)	572,080	4,073,209
Marcus Corp. (The)	114,183	3,050,970
Total		7,124,179
Interactive Media & Services 0.1%
QuinStreet, Inc.(a)	228,999	2,949,507
Media 0.4%
EW Scripps Co. (The), Class A	270,694	3,221,259
Gannett Co, Inc.	610,382	2,563,604
Scholastic Corp.	152,690	4,899,822
TechTarget, Inc.(a)	114,000	2,636,820
Total		13,321,505
Wireless Telecommunication Services 0.3%
Shenandoah Telecommunications Co.	232,790	10,342,860
Spok Holdings, Inc.	87,099	867,506
Total		11,210,366
Total Communication Services		81,324,027
Consumer Discretionary 13.5%
Auto Components 1.8%
American Axle & Manufacturing Holdings, Inc.(a)	558,700	3,536,571
Cooper Tire & Rubber Co.	249,280	6,354,147
Cooper-Standard Holding, Inc.(a)	83,640	1,445,299
Dorman Products, Inc.(a)	144,915	8,787,646
Fox Factory Holding Corp.(a)	191,360	12,132,224
Garrett Motion, Inc.(a)	371,680	2,579,459
Gentherm, Inc.(a)	162,640	6,632,459
LCI Industries	124,317	12,002,806
Common Stocks (continued)
Issuer	Shares	Value ($)
Motorcar Parts of America, Inc.(a)	94,170	1,576,406
Standard Motor Products, Inc.	100,389	4,417,116
Total		59,464,133
Automobiles 0.3%
Winnebago Industries, Inc.	167,320	8,682,235
Distributors 0.2%
Core-Mark Holding Co., Inc.	226,340	5,208,083
Diversified Consumer Services 0.7%
American Public Education, Inc.(a)	76,484	1,702,534
Perdoceo Education Corp.(a)	349,578	5,219,200
Regis Corp.(a)	120,070	1,532,093
Strategic Education, Inc.	109,106	16,080,042
Total		24,533,869
Hotels, Restaurants & Leisure 1.7%
BJ’s Restaurants, Inc.	95,192	3,136,576
Bloomin’ Brands, Inc.	431,480	7,762,325
Chuy’s Holdings, Inc.(a)	82,530	1,769,443
Dave & Buster’s Entertainment, Inc.	153,150	5,055,482
Dine Brands Global, Inc.	83,411	6,827,190
El Pollo Loco Holdings, Inc.(a)	97,030	1,251,687
Fiesta Restaurant Group, Inc.(a)	106,450	1,028,307
Monarch Casino & Resort, Inc.(a)	59,275	2,802,522
Red Robin Gourmet Burgers, Inc.(a)	64,274	1,767,535
Ruth’s Hospitality Group, Inc.	134,818	2,579,068
Shake Shack, Inc., Class A(a)	154,240	9,168,026
Wingstop, Inc.	146,300	12,355,035
Total		55,503,196
Household Durables 2.7%
Cavco Industries, Inc.(a)	42,650	8,603,358
Century Communities, Inc.(a)	141,260	4,708,196
Ethan Allen Interiors, Inc.	121,512	1,603,958
Installed Building Products, Inc.(a)	105,860	6,992,053
iRobot Corp.(a)	140,425	6,738,996
La-Z-Boy, Inc.	230,397	6,600,874
LGI Homes, Inc.(a)	99,180	7,473,213
M/I Homes, Inc.(a)	139,793	5,204,493
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
MDC Holdings, Inc.	248,759	9,786,179
Meritage Homes Corp.(a)	178,831	11,348,615
TopBuild Corp.(a)	168,630	17,031,630
Tupperware Brands Corp.	242,890	692,237
Universal Electronics, Inc.(a)	69,189	2,921,160
Total		89,704,962
Internet & Direct Marketing Retail 0.5%
Liquidity Services, Inc.(a)	133,720	524,182
PetMed Express, Inc.	100,218	2,645,755
Shutterstock, Inc.(a)	95,110	3,665,540
Stamps.com, Inc.(a)	80,570	11,369,233
Total		18,204,710
Leisure Products 0.4%
Callaway Golf Co.	467,455	7,937,386
Sturm Ruger & Co., Inc.	82,510	3,963,780
Vista Outdoor, Inc.(a)	287,240	2,111,214
Total		14,012,380
Multiline Retail 0.1%
Big Lots, Inc.	193,800	3,063,978
JCPenney Co., Inc.(a)	1,494,130	1,030,950
Total		4,094,928
Specialty Retail 3.5%
Abercrombie & Fitch Co., Class A	311,730	4,093,015
America’s Car-Mart, Inc.(a)	30,660	3,150,928
Asbury Automotive Group, Inc.(a)	96,110	8,519,190
Barnes & Noble Education, Inc.(a)	191,923	635,265
Boot Barn Holdings, Inc.(a)	141,880	4,351,460
Buckle, Inc. (The)	141,811	3,209,183
Caleres, Inc.	202,244	2,331,873
Cato Corp. (The), Class A	107,935	1,745,309
Chico’s FAS, Inc.	589,220	2,362,772
Children’s Place, Inc. (The)	77,341	4,454,842
Conn’s, Inc.(a)	94,760	772,294
Designer Brands, Inc.	274,070	3,702,686
Express, Inc.(a)	334,130	1,236,281
GameStop Corp., Class A	327,450	1,178,820
Genesco, Inc.(a)	70,782	2,435,609
Group 1 Automotive, Inc.	86,935	7,409,470
Common Stocks (continued)
Issuer	Shares	Value ($)
Guess?, Inc.	211,930	3,433,266
Haverty Furniture Companies, Inc.	89,866	1,511,546
Hibbett Sports, Inc.(a)	87,573	1,709,425
Lithia Motors, Inc., Class A	112,482	13,403,355
Lumber Liquidators Holdings, Inc.(a)	142,608	1,397,558
MarineMax, Inc.(a)	106,569	1,804,213
Michaels Companies, Inc. (The)(a)	379,140	1,626,511
Monro, Inc.	165,271	9,275,009
Office Depot, Inc.	2,714,530	6,379,146
Rent-A-Center, Inc.	244,780	5,211,366
Shoe Carnival, Inc.	44,420	1,328,602
Signet Jewelers Ltd.	260,020	6,063,666
Sleep Number Corp.(a)	141,201	6,219,904
Sonic Automotive, Inc., Class A	120,511	3,374,308
Tailored Brands, Inc.	251,560	822,601
Zumiez, Inc.(a)	101,258	2,686,375
Total		117,835,848
Textiles, Apparel & Luxury Goods 1.6%
Crocs, Inc.(a)	340,768	8,917,899
Fossil Group, Inc.(a)	230,850	1,059,602
G-III Apparel Group Ltd.(a)	213,800	4,780,568
Kontoor Brands, Inc.	231,950	7,825,993
Movado Group, Inc.	81,533	1,198,535
Oxford Industries, Inc.	84,616	5,109,960
Steven Madden Ltd.	384,313	12,567,035
Unifi, Inc.(a)	72,580	1,551,035
Vera Bradley, Inc.(a)	116,490	962,207
Wolverine World Wide, Inc.	401,732	10,561,534
Total		54,534,368
Total Consumer Discretionary		451,778,712
Consumer Staples 3.2%
Beverages 0.3%
Coca-Cola Bottling Co. Consolidated	23,060	4,528,523
MGP Ingredients, Inc.	65,970	1,897,297
National Beverage Corp.(a)	57,820	2,445,208
Total		8,871,028

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 0.5%
Andersons, Inc. (The)	161,929	2,974,636
PriceSmart, Inc.	110,730	6,166,554
SpartanNash Co.	180,549	2,244,224
The Chefs’ Warehouse(a)	126,560	3,875,267
United Natural Foods, Inc.(a)	264,850	1,713,579
Total		16,974,260
Food Products 1.1%
B&G Foods, Inc.	318,126	4,708,265
Calavo Growers, Inc.	81,282	5,888,881
Cal-Maine Foods, Inc.	150,436	5,248,712
Fresh Del Monte Produce, Inc.	150,470	4,125,887
J&J Snack Foods Corp.	74,167	11,927,537
John B. Sanfilippo & Son, Inc.	43,670	3,065,197
Seneca Foods Corp., Class A(a)	33,983	1,179,890
Total		36,144,369
Household Products 0.5%
Central Garden & Pet Co.(a)	48,720	1,304,722
Central Garden & Pet Co., Class A(a)	199,582	5,051,420
WD-40 Co.	68,069	11,741,222
Total		18,097,364
Personal Products 0.4%
Inter Parfums, Inc.	87,529	5,256,991
Medifast, Inc.	57,699	4,795,364
Usana Health Sciences, Inc.(a)	62,350	4,121,335
Total		14,173,690
Tobacco 0.4%
Universal Corp.	123,210	6,080,414
Vector Group Ltd.	572,610	6,653,728
Total		12,734,142
Total Consumer Staples		106,994,853
Energy 3.0%
Energy Equipment & Services 1.5%
Archrock, Inc.	633,840	4,468,572
Diamond Offshore Drilling, Inc.(a)	321,460	980,453
DMC Global Inc	72,750	2,623,365
Dril-Quip, Inc.(a)	179,720	6,401,627
Era Group, Inc.(a)	98,349	963,820
Common Stocks (continued)
Issuer	Shares	Value ($)
Exterran Corp.(a)	139,760	712,776
Geospace Technologies Corp.(a)	67,710	834,864
Helix Energy Solutions Group, Inc.(a)	702,220	4,711,896
KLX Energy Services Holdings, Inc.(a)	104,350	252,527
Matrix Service Co.(a)	134,916	1,629,785
Nabors Industries Ltd.	1,678,820	2,954,723
Newpark Resources, Inc.(a)	445,630	1,564,161
Noble Corp. PLC(a)	1,237,840	867,974
Oceaneering International, Inc.(a)	491,410	5,179,462
Oil States International, Inc.(a)	300,530	2,377,192
ProPetro Holding Corp.(a)	409,030	3,583,103
RPC, Inc.	255,710	879,642
SEACOR Holdings, Inc.(a)	87,204	3,252,709
Tetra Technologies, Inc.(a)	623,599	785,735
US Silica Holdings, Inc.	365,430	1,677,324
Valaris PLC	982,910	3,626,938
Total		50,328,648
Oil, Gas & Consumable Fuels 1.5%
Bonanza Creek Energy, Inc.(a)	92,250	1,502,753
Callon Petroleum Co.(a)	1,939,560	4,402,801
CONSOL Energy, Inc.(a)	128,660	732,075
Denbury Resources, Inc.(a)	2,447,420	1,841,439
Dorian LPG Ltd.(a)	143,730	1,598,278
Green Plains, Inc.	167,880	2,012,881
Gulfport Energy Corp.(a)	721,920	591,686
HighPoint Resources Corp.(a)	541,300	368,463
Laredo Petroleum, Inc.(a)	895,210	966,827
Oasis Petroleum, Inc.(a)	1,436,430	2,348,563
Par Pacific Holdings, Inc.(a)	183,050	3,036,799
PDC Energy, Inc.(a)	482,257	9,177,351
Penn Virginia Corp.(a)	66,860	1,063,074
QEP Resources, Inc.	1,181,180	2,657,655
Range Resources Corp.	1,036,590	2,871,354
Renewable Energy Group, Inc.(a)	193,540	5,119,133
REX American Resources Corp.(a)	27,820	1,947,678
Ring Energy, Inc.(a)	296,420	417,952
SM Energy Co.	526,960	3,462,127
Southwestern Energy Co.(a)	2,688,770	3,818,053

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Talos Energy, Inc.(a)	99,610	1,414,462
Whiting Petroleum Corp.(a)	453,510	838,994
Total		52,190,398
Total Energy		102,519,046
Financials 17.8%
Banks 9.2%
Allegiance Bancshares, Inc.	95,100	3,154,467
Ameris Bancorp	325,260	11,117,387
Banc of California, Inc.	222,840	3,416,137
Banner Corp.	185,133	8,449,470
Berkshire Hills Bancorp, Inc.	213,330	5,207,385
Boston Private Financial Holdings, Inc.	413,485	4,033,546
Brookline Bancorp, Inc.	396,224	5,495,627
Cadence BanCorp	635,880	8,978,626
Central Pacific Financial Corp.	140,960	3,371,763
City Holding Co.	80,980	5,662,122
Columbia Banking System, Inc.	358,315	11,896,058
Community Bank System, Inc.	256,820	15,617,224
Customers Bancorp, Inc.(a)	143,130	2,904,108
CVB Financial Corp.	661,154	12,257,795
Dime Community Bancshares, Inc.	153,174	2,570,260
Eagle Bancorp, Inc.	166,820	6,242,404
First BanCorp	1,079,679	8,572,651
First Commonwealth Financial Corp.	488,362	5,762,672
First Financial Bancorp	493,655	10,169,293
First Midwest Bancorp, Inc.	546,252	9,914,474
Franklin Financial Network, Inc.	66,520	2,227,755
Glacier Bancorp, Inc.	425,867	15,880,580
Great Western Bancorp, Inc.	279,580	7,512,315
Hanmi Financial Corp.	154,550	2,410,980
Heritage Financial Corp.	181,890	4,218,029
Hope Bancorp, Inc.	629,352	7,684,388
Independent Bank Corp.	170,746	11,530,477
National Bank Holdings Corp., Class A	154,830	4,736,250
NBT Bancorp, Inc.	217,530	7,328,586
OFG Bancorp	255,050	4,269,537
Old National Bancorp	844,586	13,310,675
Opus Bank	107,310	2,540,028
Pacific Premier Bancorp, Inc.	294,880	7,616,750
Common Stocks (continued)
Issuer	Shares	Value ($)
Preferred Bank	67,590	3,455,877
S&T Bancorp, Inc.	191,407	6,291,548
Seacoast Banking Corp. of Florida(a)	255,720	6,367,428
ServisFirst Bancshares, Inc.	228,940	7,909,877
Simmons First National Corp., Class A	566,094	12,103,090
Southside Bancshares, Inc.	157,675	5,080,288
Tompkins Financial Corp.	60,853	4,836,596
Triumph Bancorp, Inc.(a)	115,880	3,924,856
United Community Banks, Inc.	392,325	9,717,890
Veritex Holdings, Inc.	234,621	5,647,327
Westamerica Bancorporation	134,390	7,770,430
Total		309,165,026
Capital Markets 0.8%
Blucora, Inc.(a)	243,109	4,230,097
Donnelley Financial Solutions, Inc.(a)	155,046	1,348,900
Greenhill & Co., Inc.	73,930	1,080,857
INTL FCStone, Inc.(a)	80,910	3,685,450
Piper Sandler Companies	79,108	5,543,889
Virtus Investment Partners, Inc.	36,377	4,016,021
Waddell & Reed Financial, Inc., Class A	349,310	4,806,505
WisdomTree Investments, Inc.	585,950	2,378,957
Total		27,090,676
Consumer Finance 0.8%
Encore Capital Group, Inc.(a)	137,305	5,102,254
Enova International, Inc.(a)	167,741	3,223,982
Ezcorp, Inc., Class A(a)	261,104	1,253,299
Green Dot Corp., Class A(a)	235,340	8,039,214
PRA Group, Inc.(a)	225,564	8,756,395
World Acceptance Corp.(a)	27,520	2,149,312
Total		28,524,456
Diversified Financial Services 0.2%
FGL Holdings	649,620	7,431,653
Insurance 2.9%
Ambac Financial Group, Inc.(a)	226,280	4,349,102
American Equity Investment Life Holding Co.	452,250	11,432,880
AMERISAFE, Inc.	95,870	6,247,848
eHealth, Inc.(a)	100,968	11,848,595
Employers Holdings, Inc.	158,036	6,090,708

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
HCI Group, Inc.	31,860	1,354,687
Horace Mann Educators Corp.	204,747	7,970,801
James River Group Holdings Ltd.	151,030	6,103,122
Kinsale Capital Group, Inc.	102,360	12,433,669
ProAssurance Corp.	267,196	7,254,371
Safety Insurance Group, Inc.	72,597	5,716,288
Stewart Information Services Corp.	117,760	4,260,557
Third Point Reinsurance Ltd.(a)	397,820	3,548,554
United Fire Group, Inc.	105,685	4,051,963
United Insurance Holdings Corp.	103,080	968,952
Universal Insurance Holdings, Inc.	151,770	3,140,121
Total		96,772,218
Mortgage Real Estate Investment Trusts (REITS) 2.2%
Apollo Commercial Real Estate Finance, Inc.	709,270	11,490,174
ARMOUR Residential REIT, Inc.	292,520	5,288,762
Capstead Mortgage Corp.	469,935	3,336,538
Granite Point Mortgage Trust, Inc.	272,470	4,473,957
Invesco Mortgage Capital, Inc.	798,750	12,843,900
KKR Real Estate Finance Trust, Inc.	119,930	2,355,425
New York Mortgage Trust, Inc.	1,814,890	10,344,873
PennyMac Mortgage Investment Trust	497,630	10,300,941
Ready Capital Corp.	175,130	2,539,385
Redwood Trust, Inc.	559,760	9,560,701
Total		72,534,656
Thrifts & Mortgage Finance 1.7%
Axos Financial, Inc.(a)	264,860	6,597,663
Flagstar Bancorp, Inc.	171,230	5,458,812
HomeStreet, Inc.	121,260	3,284,933
Meta Financial Group, Inc.	171,750	5,641,988
NMI Holdings, Inc., Class A(a)	337,680	7,881,451
Northfield Bancorp, Inc.	214,950	3,037,244
Northwest Bancshares, Inc.	498,076	6,918,276
Provident Financial Services, Inc.	298,281	5,959,654
TrustCo Bank Corp.	481,415	3,302,507
Walker & Dunlop, Inc.	142,360	9,232,046
Total		57,314,574
Total Financials		598,833,259
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 12.3%
Biotechnology 2.1%
Acorda Therapeutics, Inc.(a)	238,575	343,548
AMAG Pharmaceuticals, Inc.(a)	168,470	1,305,642
Anika Therapeutics, Inc.(a)	70,880	2,959,949
Cytokinetics, Inc.(a)	293,480	4,091,111
Eagle Pharmaceuticals, Inc.(a)	50,250	2,306,475
Emergent Biosolutions, Inc.(a)	217,969	12,790,421
Enanta Pharmaceuticals, Inc.(a)	79,370	4,038,346
Momenta Pharmaceuticals, Inc.(a)	563,981	15,955,022
Myriad Genetics, Inc.(a)	369,510	6,510,766
Progenics Pharmaceuticals, Inc.(a)	429,280	2,026,202
REGENXBIO, Inc.(a)	155,690	6,227,600
Spectrum Pharmaceuticals, Inc.(a)	561,165	1,604,932
Vanda Pharmaceuticals, Inc.(a)	264,940	2,922,288
Xencor, Inc.(a)	245,120	7,963,949
Total		71,046,251
Health Care Equipment & Supplies 3.3%
Angiodynamics, Inc.(a)	186,870	2,147,136
Cardiovascular Systems, Inc.(a)	174,850	6,577,857
CONMED Corp.	140,968	13,341,212
CryoLife, Inc.(a)	186,290	4,774,613
Cutera, Inc.(a)	70,700	1,751,946
Heska Corp.(a)	35,000	3,341,450
Inogen, Inc.(a)	90,690	4,151,788
Integer Holdings Corp.(a)	162,322	14,636,575
Invacare Corp.	167,272	1,267,922
Lantheus Holdings, Inc.(a)	194,960	3,031,628
LeMaitre Vascular, Inc.	81,430	2,320,755
Meridian Bioscience, Inc.(a)	212,310	1,696,357
Merit Medical Systems, Inc.(a)	274,238	9,875,310
Mesa Laboratories, Inc.	19,950	4,773,836
Natus Medical, Inc.(a)	169,330	4,551,590
Neogen Corp.(a)	260,395	15,818,996
OraSure Technologies, Inc.(a)	306,610	1,848,858
Orthofix Medical, Inc.(a)	94,650	3,344,931
SurModics, Inc.(a)	67,299	2,349,408

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Tactile Systems Technology, Inc.(a)	94,520	4,764,753
Varex Imaging Corp.(a)	190,600	4,425,732
Total		110,792,653
Health Care Providers & Services 3.5%
Addus HomeCare Corp.(a)	67,240	5,128,395
AMN Healthcare Services, Inc.(a)	232,030	17,077,408
BioTelemetry, Inc.(a)	168,840	7,212,845
Community Health Systems, Inc.(a)	585,360	2,885,825
Corvel Corp.(a)	44,488	3,067,003
Covetrus, Inc.(a)	484,540	5,383,239
Cross Country Healthcare, Inc.(a)	183,181	1,736,556
Ensign Group, Inc. (The)	249,118	11,085,751
Hanger, Inc.(a)	185,470	4,278,793
LHC Group, Inc.(a)	147,130	17,870,410
Magellan Health, Inc.(a)	108,176	6,491,642
Owens & Minor, Inc.	312,200	2,132,326
Pennant Group, Inc. (The)(a)	130,029	3,532,888
Providence Service Corp. (The)(a)	57,020	3,522,695
RadNet, Inc.(a)	207,260	4,234,322
Select Medical Holdings Corp.(a)	533,790	12,778,932
Tivity Health, Inc.(a)	214,557	2,718,437
U.S. Physical Therapy, Inc.	63,450	6,612,759
Total		117,750,226
Health Care Technology 1.2%
Computer Programs & Systems, Inc.	62,041	1,661,458
HealthStream, Inc.(a)	127,059	3,090,075
HMS Holdings Corp.(a)	437,610	10,051,902
NextGen Healthcare, Inc.(a)	240,513	3,145,910
Omnicell, Inc.(a)	208,315	16,971,423
Tabula Rasa HealthCare, Inc.(a)	97,650	5,485,000
Total		40,405,768
Life Sciences Tools & Services 1.0%
Luminex Corp.	208,124	5,153,150
Medpace Holdings, Inc.(a)	136,020	12,233,639
NeoGenomics, Inc.(a)	518,620	14,692,505
Total		32,079,294
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 1.2%
Akorn, Inc.(a)	469,950	545,142
Amphastar Pharmaceuticals, Inc.(a)	170,200	2,619,378
ANI Pharmaceuticals, Inc.(a)	46,200	2,218,062
Corcept Therapeutics, Inc.(a)	510,900	6,447,558
Endo International PLC(a)	1,002,550	5,534,076
Innoviva, Inc.(a)	332,030	4,472,444
Lannett Co., Inc.(a)	166,290	1,446,723
Pacira Pharmaceuticals, Inc.(a)	207,290	8,992,241
Phibro Animal Health Corp., Class A	100,780	2,544,695
Supernus Pharmaceuticals, Inc.(a)	260,600	4,688,194
Total		39,508,513
Total Health Care		411,582,705
Industrials 18.0%
Aerospace & Defense 1.7%
AAR Corp.	163,283	5,641,427
Aerojet Rocketdyne Holdings, Inc.(a)	359,617	17,721,926
Aerovironment, Inc.(a)	107,249	5,511,526
Cubic Corp.	155,347	8,457,091
Moog, Inc., Class A	160,124	12,348,763
National Presto Industries, Inc.	25,027	1,966,622
Park Aerospace Corp.	96,827	1,346,863
Triumph Group, Inc.	248,790	4,727,010
Total		57,721,228
Air Freight & Logistics 0.7%
Atlas Air Worldwide Holdings, Inc.(a)	128,505	3,433,654
Echo Global Logistics, Inc.(a)	135,580	2,501,451
Forward Air Corp.	139,939	8,257,800
HUB Group, Inc., Class A(a)	165,787	7,664,333
Total		21,857,238
Airlines 0.8%
Allegiant Travel Co.	65,532	8,882,207
Hawaiian Holdings, Inc.	231,430	4,832,258
Skywest, Inc.	250,459	11,370,839
Total		25,085,304

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 2.3%
AAON, Inc.	201,849	11,103,714
American Woodmark Corp.(a)	77,330	6,477,934
Apogee Enterprises, Inc.	131,900	3,982,061
Gibraltar Industries, Inc.(a)	160,307	8,122,756
Griffon Corp.	211,575	3,681,405
Insteel Industries, Inc.	90,890	1,807,802
Patrick Industries, Inc.	110,960	5,862,017
PGT, Inc.(a)	290,110	4,400,969
Quanex Building Products Corp.	164,724	2,767,363
Simpson Manufacturing Co., Inc.	200,366	15,915,071
Universal Forest Products, Inc.	304,940	14,289,488
Total		78,410,580
Commercial Services & Supplies 2.2%
ABM Industries, Inc.	329,908	10,860,571
Brady Corp., Class A	247,196	11,702,259
Harsco Corp.(a)	390,470	4,681,735
Interface, Inc.	290,179	4,233,712
Matthews International Corp., Class A	155,670	4,601,605
Mobile Mini, Inc.	219,169	8,545,399
Pitney Bowes, Inc.	848,650	2,902,383
RR Donnelley & Sons Co.	352,183	669,148
Team, Inc.(a)	150,830	1,920,066
Unifirst Corp.	76,012	14,123,790
US Ecology, Inc.	126,410	5,316,805
Viad Corp.	100,962	5,068,292
Total		74,625,765
Construction & Engineering 0.8%
Aegion Corp.(a)	152,788	2,751,712
Arcosa, Inc.	240,370	10,326,295
Comfort Systems U.S.A., Inc.	182,183	7,691,766
Granite Construction, Inc.	232,170	4,717,695
MYR Group, Inc.(a)	82,700	2,109,677
Total		27,597,145
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 0.7%
AZZ, Inc.	129,905	4,792,195
Encore Wire Corp.	104,124	5,098,952
Powell Industries, Inc.	43,745	1,462,395
Sunrun, Inc.(a)	387,040	7,485,354
Vicor Corp.(a)	91,069	3,937,824
Total		22,776,720
Industrial Conglomerates 0.2%
Raven Industries, Inc.	177,630	5,099,757
Machinery 5.8%
Alamo Group, Inc.	48,170	5,335,791
Albany International Corp., Class A	152,492	9,770,162
Astec Industries, Inc.	111,987	4,205,112
Barnes Group, Inc.	236,800	12,716,160
Briggs & Stratton Corp.	211,034	668,978
Chart Industries, Inc.(a)	177,820	10,121,514
CIRCOR International, Inc.(a)	98,902	3,558,494
Enerpac Tool Group Corp.	267,624	5,719,125
EnPro Industries, Inc.	103,243	5,569,960
ESCO Technologies, Inc.	129,052	11,733,408
Federal Signal Corp.	300,556	8,716,124
Franklin Electric Co., Inc.	191,146	9,880,337
Greenbrier Companies, Inc. (The)	161,910	3,923,079
Hillenbrand, Inc.	368,115	8,613,891
John Bean Technologies Corp.	157,298	15,235,884
Lindsay Corp.	53,708	5,318,703
Lydall, Inc.(a)	87,038	1,036,623
Meritor, Inc.(a)	367,130	8,330,180
Mueller Industries, Inc.	282,900	7,915,542
Proto Labs, Inc.(a)	132,920	11,649,109
SPX Corp.(a)	219,280	9,194,410
SPX FLOW, Inc.(a)	211,440	7,776,763
Standex International Corp.	61,898	3,926,190
Tennant Co.	90,740	6,491,540
Titan International, Inc.	248,560	551,803
Wabash National Corp.	268,690	2,950,216
Watts Water Technologies, Inc., Class A	137,105	12,875,531
Total		193,784,629

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Marine 0.2%
Matson, Inc.	212,930	7,071,405
Professional Services 1.2%
Exponent, Inc.	257,450	18,961,192
Forrester Research, Inc.(a)	52,730	1,901,444
Heidrick & Struggles International, Inc.	95,222	2,123,450
Kelly Services, Inc., Class A	164,849	2,738,142
Korn/Ferry International	274,767	9,611,350
Resources Connection, Inc.	149,537	1,873,699
TrueBlue, Inc.(a)	193,501	2,879,295
Total		40,088,572
Road & Rail 0.6%
ArcBest Corp.	126,705	2,510,026
Heartland Express, Inc.	232,226	4,159,168
Marten Transport Ltd.	192,873	3,768,739
Saia, Inc.(a)	128,830	11,248,147
Total		21,686,080
Trading Companies & Distributors 0.8%
Applied Industrial Technologies, Inc.	192,011	11,326,729
DXP Enterprises, Inc.(a)	79,570	2,258,992
Foundation Building Materials, Inc.(a)	87,550	1,365,780
GMS, Inc.(a)	209,460	4,786,161
Kaman Corp.	138,391	7,675,165
Veritiv Corp.(a)	63,180	760,687
Total		28,173,514
Total Industrials		603,977,937
Information Technology 14.1%
Communications Equipment 1.1%
ADTRAN, Inc.	237,560	1,911,170
Applied Optoelectronics, Inc.(a)	94,930	847,725
CalAmp Corp.(a)	169,485	1,630,446
Comtech Telecommunications Corp.	121,147	3,394,539
Digi International, Inc.(a)	140,647	1,862,166
Extreme Networks, Inc.(a)	603,860	3,037,416
Harmonic, Inc.(a)	448,756	2,755,362
NETGEAR, Inc.(a)	149,755	2,825,877
Common Stocks (continued)
Issuer	Shares	Value ($)
Plantronics, Inc.	162,580	2,232,223
Viavi Solutions, Inc.(a)	1,141,430	15,055,462
Total		35,552,386
Electronic Equipment, Instruments & Components 4.5%
Anixter International, Inc.(a)	149,551	14,582,718
Arlo Technologies, Inc.(a)	376,057	1,233,467
Badger Meter, Inc.	144,606	8,706,727
Bel Fuse, Inc., Class B	50,310	575,546
Benchmark Electronics, Inc.	186,901	5,079,969
CTS Corp.	161,947	4,221,958
Daktronics, Inc.	186,133	915,774
ePlus, Inc.(a)	67,090	5,082,738
Fabrinet(a)	183,800	10,131,056
FARO Technologies, Inc.(a)	86,446	4,948,169
Insight Enterprises, Inc.(a)	177,764	9,793,019
Itron, Inc.(a)	174,920	13,265,933
KEMET Corp.	288,560	7,525,645
Knowles Corp.(a)	427,440	7,104,053
Methode Electronics, Inc.	184,241	5,648,829
MTS Systems Corp.	88,421	3,549,219
OSI Systems, Inc.(a)	84,797	6,891,452
PC Connection, Inc.	54,910	2,233,190
Plexus Corp.(a)	144,944	9,617,035
Rogers Corp.(a)	92,256	10,701,696
Sanmina Corp.(a)	347,590	9,138,141
Scansource, Inc.(a)	125,505	3,568,107
TTM Technologies, Inc.(a)	487,333	6,330,456
Total		150,844,897
IT Services 2.3%
Cardtronics PLC, Class A(a)	179,468	6,509,305
CSG Systems International, Inc.	163,657	7,241,822
EVERTEC, Inc.	296,540	8,801,307
ExlService Holdings, Inc.(a)	169,360	12,642,724
Mantech International Corp., Class A	133,690	10,013,381
NIC, Inc.	332,635	6,083,894
Perficient, Inc.(a)	161,983	6,636,444
Sykes Enterprises, Inc.(a)	191,403	6,063,647
TTEC Holdings, Inc.	87,745	3,284,295

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Unisys Corp.(a)	257,240	3,994,937
Virtusa Corp.(a)	148,248	6,539,219
Total		77,810,975
Semiconductors & Semiconductor Equipment 3.5%
Advanced Energy Industries, Inc.(a)	190,293	11,317,676
Axcelis Technologies, Inc.(a)	161,040	3,863,350
Brooks Automation, Inc.	359,119	12,393,197
Ceva, Inc.(a)	109,245	3,103,650
Cohu, Inc.	204,976	4,195,859
Diodes, Inc.(a)	205,367	9,038,202
DSP Group, Inc.(a)	114,263	1,555,119
Formfactor, Inc.(a)	376,020	8,411,567
Ichor Holdings Ltd.(a)	111,740	3,231,521
Kulicke & Soffa Industries, Inc.	314,965	7,190,651
MaxLinear, Inc., Class A(a)	323,490	5,001,155
Onto Innovation, Inc.(a)	243,699	7,449,878
PDF Solutions, Inc.(a)	138,190	2,023,102
Photronics, Inc.(a)	333,790	4,155,686
Power Integrations, Inc.	146,144	12,721,835
Rambus, Inc.(a)	553,820	7,742,404
SMART Global Holdings, Inc.(a)	65,350	1,753,994
Ultra Clean Holdings, Inc.(a)	197,730	4,134,534
Veeco Instruments, Inc.(a)	242,914	3,252,618
Xperi Corp.	246,084	4,230,184
Total		116,766,182
Software 2.5%
8x8, Inc.(a)	497,850	9,210,225
Agilysys, Inc.(a)	101,064	3,247,187
Alarm.com Holdings, Inc.(a)	180,950	8,730,838
Bottomline Technologies de, Inc.(a)	189,322	8,383,178
Ebix, Inc.	110,578	2,923,682
LivePerson, Inc.(a)	305,802	8,091,521
MicroStrategy, Inc., Class A(a)	40,889	5,526,557
OneSpan, Inc.(a)	161,753	2,670,542
Progress Software Corp.	222,463	8,295,645
Qualys, Inc.(a)	165,590	13,277,006
SPS Commerce, Inc.(a)	173,050	9,102,430
TiVo Corp.	629,070	4,762,060
Total		84,220,871
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 0.2%
3D Systems Corp.(a)	588,230	5,388,187
Diebold, Inc.(a)	381,460	2,677,849
Total		8,066,036
Total Information Technology		473,261,347
Materials 4.5%
Chemicals 2.6%
AdvanSix, Inc.(a)	138,650	2,014,584
American Vanguard Corp.	131,951	2,012,253
Balchem Corp.	159,792	15,093,952
Ferro Corp.(a)	407,160	4,731,199
FutureFuel Corp.	128,200	1,303,794
GCP Applied Technologies(a)	267,180	5,201,995
Hawkins, Inc.	46,987	1,679,785
HB Fuller Co.	253,243	9,934,723
Innospec, Inc.	121,680	10,530,187
Koppers Holdings, Inc.(a)	102,812	2,247,470
Kraton Performance Polymers, Inc.(a)	157,485	1,593,748
Livent Corp.(a)	725,130	6,475,411
LSB Industries, Inc.(a)	108,655	211,877
Quaker Chemical Corp.	64,303	10,132,224
Rayonier Advanced Materials, Inc.	248,050	607,723
Stepan Co.	99,489	8,738,119
Tredegar Corp.	122,588	2,091,351
Trinseo SA	194,620	4,258,286
Total		88,858,681
Construction Materials 0.1%
U.S. Concrete, Inc.(a)	78,800	2,114,992
Containers & Packaging 0.1%
Myers Industries, Inc.	176,439	2,394,277
Metals & Mining 1.0%
AK Steel Holding Corp.(a)	1,571,885	3,631,054
Century Aluminum Co.(a)	247,274	1,434,189
Cleveland-Cliffs, Inc.	1,341,580	7,794,580
Haynes International, Inc.	62,164	1,573,371
Kaiser Aluminum Corp.	78,879	7,458,009
Materion Corp.	101,349	4,595,164
Olympic Steel, Inc.	45,334	546,275

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
SunCoke Energy, Inc.	430,937	1,986,619
TimkenSteel Corp.(a)	198,140	1,004,570
Warrior Met Coal, Inc.	253,690	4,495,387
Total		34,519,218
Paper & Forest Products 0.7%
Boise Cascade Co.	193,600	6,868,928
Clearwater Paper Corp.(a)	82,041	2,237,258
Mercer International, Inc.	198,860	1,761,900
Neenah, Inc.	83,525	4,825,239
PH Glatfelter Co.	219,409	3,128,772
Schweitzer-Mauduit International, Inc.	153,477	5,175,245
Total		23,997,342
Total Materials		151,884,510
Real Estate 8.7%
Equity Real Estate Investment Trusts (REITS) 8.3%
Acadia Realty Trust	431,902	9,864,642
Agree Realty Corp.	226,195	16,245,325
Alexander & Baldwin, Inc.	337,390	6,342,932
American Assets Trust, Inc.	238,260	9,875,877
Armada Hoffler Properties, Inc.	275,300	4,614,028
CareTrust REIT, Inc.	474,656	9,906,071
CBL & Associates Properties, Inc.	861,840	457,465
Cedar Realty Trust, Inc.	426,896	1,105,661
Chatham Lodging Trust	233,090	3,249,275
Community Healthcare Trust, Inc.	94,220	4,487,699
DiamondRock Hospitality Co.	994,428	9,069,183
Easterly Government Properties, Inc.	368,370	8,756,155
Essential Properties Realty Trust, Inc.	436,790	10,006,859
Four Corners Property Trust, Inc.	342,334	9,821,562
Franklin Street Properties Corp.	532,645	3,797,759
Getty Realty Corp.	169,866	4,814,002
Global Net Lease, Inc.	444,360	8,198,442
Hersha Hospitality Trust	178,370	2,056,606
Independence Realty Trust, Inc.	451,500	5,986,890
Industrial Logistics Properties Trust	323,770	6,689,088
Innovative Industrial Properties, Inc.	84,620	7,779,963
Investors Real Estate Trust	57,740	4,067,783
iStar, Inc.	370,970	5,612,776
Kite Realty Group Trust	417,140	6,736,811
Common Stocks (continued)
Issuer	Shares	Value ($)
Lexington Realty Trust	1,231,249	12,768,052
LTC Properties, Inc.	197,461	8,852,177
National Storage Affiliates Trust	294,700	9,943,178
NexPoint Residential Trust, Inc.	111,920	4,980,440
Office Properties Income Trust	239,435	6,974,741
Pennsylvania Real Estate Investment Trust	296,774	700,387
Retail Opportunity Investments Corp.	576,180	8,642,700
RPT Realty	399,250	5,174,280
Safehold, Inc.	61,710	3,370,600
Saul Centers, Inc.	58,522	2,517,031
Summit Hotel Properties, Inc.	522,380	4,842,463
Tanger Factory Outlet Centers, Inc.	461,420	5,527,812
Uniti Group, Inc.	960,050	9,370,088
Universal Health Realty Income Trust	62,866	6,771,925
Urstadt Biddle Properties, Inc., Class A	148,486	3,060,296
Washington Prime Group, Inc.	926,890	2,548,947
Washington Real Estate Investment Trust	400,340	10,749,129
Whitestone REIT	201,840	2,480,614
Xenia Hotels & Resorts, Inc.	559,520	8,370,419
Total		277,188,133
Real Estate Management & Development 0.4%
Marcus & Millichap, Inc.(a)	116,630	3,727,495
RE/MAX Holdings, Inc., Class A	88,600	2,582,690
Realogy Holdings Corp.	567,960	5,264,989
St. Joe Co. (The)(a)	156,420	3,076,781
Total		14,651,955
Total Real Estate		291,840,088
Utilities 2.3%
Electric Utilities 0.4%
El Paso Electric Co.	202,345	13,733,155
Gas Utilities 0.7%
Northwest Natural Holding Co.	151,185	9,943,437
South Jersey Industries, Inc.	458,936	12,414,219
Total		22,357,656
Multi-Utilities 0.5%
Avista Corp.	331,364	15,623,813

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Water Utilities 0.7%
American States Water Co.	182,994	14,015,511
California Water Service Group	239,150	11,469,634
Total		25,485,145
Total Utilities		77,199,769
Total Common Stocks (Cost $2,766,560,541)		3,351,196,253

Exchange-Traded Equity Funds 0.3%
	Shares	Value ($)
U.S. Small Cap 0.3%
iShares Core S&P Small-Cap ETF	117,500	8,552,825
Total Exchange-Traded Equity Funds (Cost $8,561,050)		8,552,825

Rights 0.0%
Issuer	Shares	Value ($)
Industrials 0.0%
Industrial Conglomerates 0.0%
A. Schulman, Inc. CVR(a),(b),(c)	164,023	328,046
Total Industrials		328,046
Total Rights (Cost $328,046)		328,046

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(d),(e)	4,270,988	4,270,988
Total Money Market Funds (Cost $4,270,561)		4,270,988
Total Investments in Securities (Cost: $2,779,720,198)		3,364,348,112
Other Assets & Liabilities, Net		(7,294,676)
Net Assets		3,357,053,436

At February 29, 2020, securities and/or cash totaling $620,800 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	11	03/2020	USD	811,195	—	(86,815)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2020, the total value of these securities amounted to $328,046, which represents 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at February 29, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Notes to Portfolio of Investments  (continued)
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	82,523,982	752,061,557	(830,314,551)	4,270,988	6,949	427	885,495	4,270,988
Abbreviation Legend
CVR	Contingent Value Rights
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
February 29, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	81,324,027	—	—	81,324,027
Consumer Discretionary	451,778,712	—	—	451,778,712
Consumer Staples	106,994,853	—	—	106,994,853
Energy	102,519,046	—	—	102,519,046
Financials	598,833,259	—	—	598,833,259
Health Care	411,582,705	—	—	411,582,705
Industrials	603,977,937	—	—	603,977,937
Information Technology	473,261,347	—	—	473,261,347
Materials	151,884,510	—	—	151,884,510
Real Estate	291,840,088	—	—	291,840,088
Utilities	77,199,769	—	—	77,199,769
Total Common Stocks	3,351,196,253	—	—	3,351,196,253
Exchange-Traded Equity Funds	8,552,825	—	—	8,552,825
Rights
Industrials	—	—	328,046	328,046
Total Rights	—	—	328,046	328,046
Money Market Funds	4,270,988	—	—	4,270,988
Total Investments in Securities	3,364,020,066	—	328,046	3,364,348,112
Investments in Derivatives
Liability
Futures Contracts	(86,815)	—	—	(86,815)
Total	3,363,933,251	—	328,046	3,364,261,297
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Index Fund | Annual Report 2020

Statement of Assets and Liabilities
February 29, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,775,449,637)	$3,360,077,124
Affiliated issuers (cost $4,270,561)	4,270,988
Margin deposits on:
Futures contracts	620,800
Receivable for:
Capital shares sold	7,819,462
Dividends	2,218,894
Expense reimbursement due from Investment Manager	94
Total assets	3,375,007,362
Liabilities
Payable for:
Investments purchased	2,288,885
Capital shares purchased	15,184,316
Variation margin for futures contracts	217,174
Management services fees	18,735
Distribution and/or service fees	7,199
Compensation of board members	237,617
Total liabilities	17,953,926
Net assets applicable to outstanding capital stock	$3,357,053,436
Represented by
Paid in capital	2,763,716,203
Total distributable earnings (loss)	593,337,233
Total - representing net assets applicable to outstanding capital stock	$3,357,053,436
Class A
Net assets	$1,032,676,992
Shares outstanding	50,811,005
Net asset value per share	$20.32
Institutional Class
Net assets	$1,603,859,422
Shares outstanding	78,352,617
Net asset value per share	$20.47
Institutional 2 Class
Net assets	$638,046,131
Shares outstanding	30,408,169
Net asset value per share	$20.98
Institutional 3 Class
Net assets	$82,470,891
Shares outstanding	4,142,884
Net asset value per share	$19.91
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2020	21

Statement of Operations
Year Ended February 29, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$58,620,294
Dividends — affiliated issuers	885,495
Foreign taxes withheld	(25,028)
Total income	59,480,761
Expenses:
Management services fees	7,989,133
Distribution and/or service fees
Class A	3,213,366
Compensation of board members	86,632
Interest on interfund lending	1,825
Other	20,640
Total expenses	11,311,596
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(132,424)
Expense reduction	(1,700)
Total net expenses	11,177,472
Net investment income	48,303,289
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	192,732,622
Investments — affiliated issuers	6,949
Futures contracts	9,644
Net realized gain	192,749,215
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(525,802,107)
Investments — affiliated issuers	427
Futures contracts	(7,296,645)
Net change in unrealized appreciation (depreciation)	(533,098,325)
Net realized and unrealized loss	(340,349,110)
Net decrease in net assets resulting from operations	$(292,045,821)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Small Cap Index Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended February 29, 2020	Year Ended February 28, 2019
Operations
Net investment income	$48,303,289	$45,732,145
Net realized gain	192,749,215	336,761,566
Net change in unrealized appreciation (depreciation)	(533,098,325)	(131,987,680)
Net increase (decrease) in net assets resulting from operations	(292,045,821)	250,506,031
Distributions to shareholders
Net investment income and net realized gains
Class A	(79,317,130)	(138,189,343)
Institutional Class	(119,535,076)	(190,181,500)
Institutional 2 Class	(47,099,472)	(65,475,539)
Institutional 3 Class	(5,489,399)	(5,811,465)
Class T	—	(26,604)
Total distributions to shareholders	(251,441,077)	(399,684,451)
Increase (decrease) in net assets from capital stock activity	(386,733,006)	490,156,857
Total increase (decrease) in net assets	(930,219,904)	340,978,437
Net assets at beginning of year	4,287,273,340	3,946,294,903
Net assets at end of year	$3,357,053,436	$4,287,273,340
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2020	23

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 29, 2020		February 28, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	9,413,627	215,248,040	15,655,887	395,797,918
Distributions reinvested	3,011,038	68,514,539	5,217,324	120,100,570
Redemptions	(22,806,332)	(519,492,529)	(20,840,413)	(518,791,016)
Net increase (decrease)	(10,381,667)	(235,729,950)	32,798	(2,892,528)
Institutional Class
Subscriptions	14,677,533	337,285,084	24,634,983	622,818,261
Distributions reinvested	3,895,130	89,337,745	5,963,857	137,882,592
Redemptions	(25,782,422)	(591,445,484)	(21,316,512)	(527,511,753)
Net increase (decrease)	(7,209,759)	(164,822,655)	9,282,328	233,189,100
Institutional 2 Class
Subscriptions	11,503,124	270,539,248	14,705,902	379,016,972
Distributions reinvested	1,759,413	41,351,061	2,514,445	59,405,165
Redemptions	(13,735,398)	(322,112,787)	(9,723,235)	(247,933,263)
Net increase (decrease)	(472,861)	(10,222,478)	7,497,112	190,488,874
Institutional 3 Class
Subscriptions	1,205,971	27,098,539	2,780,764	69,603,523
Distributions reinvested	241,971	5,407,744	252,853	5,685,170
Redemptions	(378,673)	(8,464,206)	(141,040)	(3,318,182)
Net increase	1,069,269	24,042,077	2,892,577	71,970,511
Class K
Subscriptions	—	—	502	12,752
Redemptions	—	—	(90,475)	(2,326,799)
Net decrease	—	—	(89,973)	(2,314,047)
Class T
Distributions reinvested	—	—	1,155	26,350
Redemptions	—	—	(14,378)	(311,403)
Net decrease	—	—	(13,223)	(285,053)
Total net increase (decrease)	(16,995,018)	(386,733,006)	19,601,619	490,156,857
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Small Cap Index Fund | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Small Cap Index Fund | Annual Report 2020	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2020	$23.54	0.24	(2.00)	(1.76)	(0.26)	(1.20)	(1.46)
Year Ended 2/28/2019	$24.33	0.23	1.32	1.55	(0.23)	(2.11)	(2.34)
Year Ended 2/28/2018	$23.83	0.21	2.11	2.32	(0.22)	(1.60)	(1.82)
Year Ended 2/28/2017	$19.05	0.19	6.28	6.47	(0.19)	(1.50)	(1.69)
Year Ended 2/29/2016	$23.29	0.22	(2.25)	(2.03)	(0.22)	(1.99)	(2.21)
Institutional Class
Year Ended 2/29/2020	$23.69	0.30	(2.02)	(1.72)	(0.30)	(1.20)	(1.50)
Year Ended 2/28/2019	$24.47	0.29	1.33	1.62	(0.29)	(2.11)	(2.40)
Year Ended 2/28/2018	$23.96	0.27	2.12	2.39	(0.28)	(1.60)	(1.88)
Year Ended 2/28/2017	$19.14	0.24	6.32	6.56	(0.24)	(1.50)	(1.74)
Year Ended 2/29/2016	$23.39	0.27	(2.25)	(1.98)	(0.28)	(1.99)	(2.27)
Institutional 2 Class
Year Ended 2/29/2020	$24.25	0.30	(2.07)	(1.77)	(0.30)	(1.20)	(1.50)
Year Ended 2/28/2019	$24.99	0.30	1.36	1.66	(0.29)	(2.11)	(2.40)
Year Ended 2/28/2018	$24.43	0.28	2.16	2.44	(0.28)	(1.60)	(1.88)
Year Ended 2/28/2017	$19.49	0.25	6.43	6.68	(0.24)	(1.50)	(1.74)
Year Ended 2/29/2016	$23.78	0.28	(2.30)	(2.02)	(0.28)	(1.99)	(2.27)
Institutional 3 Class
Year Ended 2/29/2020	$23.08	0.29	(1.96)	(1.67)	(0.30)	(1.20)	(1.50)
Year Ended 2/28/2019	$23.90	0.29	1.29	1.58	(0.29)	(2.11)	(2.40)
Year Ended 2/28/2018(e)	$23.87	0.24	1.67	1.91	(0.28)	(1.60)	(1.88)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Small Cap Index Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2020	$20.32	(8.08%)	0.45%(c)	0.45%(c),(d)	1.04%	17%	$1,032,677
Year Ended 2/28/2019	$23.54	6.70%	0.45%	0.45%(d)	0.89%	22%	$1,440,665
Year Ended 2/28/2018	$24.33	9.86%	0.45%	0.45%(d)	0.88%	16%	$1,488,143
Year Ended 2/28/2017	$23.83	34.40%	0.45%	0.45%(d)	0.85%	18%	$1,638,983
Year Ended 2/29/2016	$19.05	(9.67%)	0.45%	0.45%(d)	0.99%	19%	$1,131,160
Institutional Class
Year Ended 2/29/2020	$20.47	(7.85%)	0.20%(c)	0.20%(c),(d)	1.29%	17%	$1,603,859
Year Ended 2/28/2019	$23.69	6.99%	0.20%	0.20%(d)	1.14%	22%	$2,026,925
Year Ended 2/28/2018	$24.47	10.11%	0.20%	0.20%(d)	1.12%	16%	$1,866,835
Year Ended 2/28/2017	$23.96	34.74%	0.20%	0.20%(d)	1.10%	18%	$1,665,820
Year Ended 2/29/2016	$19.14	(9.44%)	0.20%	0.20%(d)	1.22%	19%	$1,326,728
Institutional 2 Class
Year Ended 2/29/2020	$20.98	(7.87%)	0.20%(c)	0.20%(c)	1.29%	17%	$638,046
Year Ended 2/28/2019	$24.25	7.01%	0.20%	0.20%	1.14%	22%	$748,749
Year Ended 2/28/2018	$24.99	10.12%	0.20%	0.20%	1.12%	16%	$584,472
Year Ended 2/28/2017	$24.43	34.73%	0.20%	0.20%	1.10%	18%	$437,779
Year Ended 2/29/2016	$19.49	(9.46%)	0.20%	0.20%	1.24%	19%	$208,441
Institutional 3 Class
Year Ended 2/29/2020	$19.91	(7.84%)	0.20%(c)	0.20%(c)	1.30%	17%	$82,471
Year Ended 2/28/2019	$23.08	6.99%	0.20%	0.20%	1.16%	22%	$70,934
Year Ended 2/28/2018(e)	$23.90	8.14%	0.21%	0.20%	1.01%	16%	$4,327
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2020	27

Notes to Financial Statements
February 29, 2020
Note 1. Organization
Columbia Small Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
28	Columbia Small Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Small Cap Index Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
February 29, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
30	Columbia Small Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2020:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	86,815*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	9,644

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(7,296,645)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 29, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	29,699,900

*	Based on the ending quarterly outstanding amounts for the year ended February 29, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Small Cap Index Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
February 29, 2020
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
32	Columbia Small Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $1,700.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Columbia Small Cap Index Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
February 29, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through June 30, 2020
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2020			Year Ended February 28, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
46,969,508	204,471,569	251,441,077	52,441,457	347,242,994	399,684,451
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,367,980	40,962,000	—	551,240,606
34	Columbia Small Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
At February 29, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,813,020,691	1,072,210,133	(520,969,527)	551,240,606
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $651,010,694 and $1,146,510,032, respectively, for the year ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 29, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	3,828,571	2.55	7
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 29, 2020.
Columbia Small Cap Index Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
February 29, 2020
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 29, 2020.
Note 9. Significant risks
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting
36	Columbia Small Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its underlying index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its underlying index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At February 29, 2020, one unaffiliated shareholder of record owned 16.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 17.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Small Cap Index Fund | Annual Report 2020	37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Small Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
38	Columbia Small Cap Index Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
92.19%	91.27%	$160,521,263
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	117	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Small Cap Index Fund | Annual Report 2020	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	117	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	117	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	117	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	117	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
40	Columbia Small Cap Index Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	117	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	115	Director, NAPE Education Foundation since October 2016
Columbia Small Cap Index Fund | Annual Report 2020	41

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	185	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
42	Columbia Small Cap Index Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Small Cap Index Fund | Annual Report 2020	43

Columbia Small Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN228_02_K01_(04/20)

Annual Report
February 29, 2020
Columbia Small Cap Value Fund II
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Small Cap Value Fund II (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Value Fund II  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Christian Stadlinger, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2002
Jarl Ginsberg, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2003
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/01/02	-11.58	2.19	8.53
	Including sales charges		-16.66	0.99	7.89
Advisor Class*		11/08/12	-11.34	2.44	8.72
Class C	Excluding sales charges	05/01/02	-12.27	1.41	7.72
	Including sales charges		-13.12	1.41	7.72
Institutional Class		05/01/02	-11.36	2.44	8.81
Institutional 2 Class*		11/08/12	-11.26	2.58	8.83
Institutional 3 Class*		11/08/12	-11.23	2.64	8.88
Class R		01/23/06	-11.79	1.92	8.26
Russell 2000 Value Index			-9.29	3.61	8.67
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Small Cap Value Fund II | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2010 — February 29, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 29, 2020)
Common Stocks	97.9
Money Market Funds	2.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	2.5
Consumer Discretionary	8.2
Consumer Staples	3.0
Energy	3.4
Financials	29.5
Health Care	5.9
Industrials	11.9
Information Technology	15.1
Materials	5.6
Real Estate	9.1
Utilities	5.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Value Fund II | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended February 29, 2020, the Fund’s Class A shares returned -11.58% excluding sales charges. The Fund lagged its benchmark, the Russell 2000 Value Index, which returned -9.29% for the same time period. Year-end volatility, related to the spread of the coronavirus and its potential impact on global economies, brought share prices of small-cap value stocks down sharply. Security selection within the financials, materials and real estate sectors figured into the Fund’s performance shortfall relative to the benchmark, much of which occurred during the first two weeks of September 2019, when smaller and more volatile names outperformed. The Fund has benefited over the longer term by avoiding these microcap names, even if it has meant giving up some upside in certain short term periods.
Global uncertainty curbed stock market gains, boosted bonds
Optimism prevailed early in 2019, buoyed by solid economic growth and a recovery from significant stock market losses in 2018. Strong job gains drove the unemployment rate down to 3.5%, annualized. Consumer spending and export trade supported U.S. economic growth. However, the pace of growth slowed to an estimated 2.1% for the year. In Europe, economic growth slowed as trade tensions and uncertainty mounted regarding Brexit (the U.K.’s departure from the European Union), which was finally resolved late in the period. At the same time, emerging markets came under pressure, driven by trade and tariff concerns. China’s economic conditions weakened and the spread of the coronavirus introduced enough global uncertainty to drive stock markets around the world down sharply in the final weeks of the period, raising concerns about the impact on global economic growth going forward.
Shares of large companies and growth-oriented companies weathered the year-end volatility better than small-cap value stocks. The S&P 500 Index returned 8.19% for the 12-month period, giving up substantial gains during the last few trading days of February. The Bloomberg Barclays U.S. Aggregate Bond Index gained 11.68%, as the yield on the 10-year U.S. Treasury fell to 1.10%. (Bond yields and prices move in opposite directions.)
Contributors and detractors
Strong stock selection within the information technology, communication services and health care sectors aided relative performance in this difficult year. Although sector weights are primarily a function of our bottom-up selection process, an overweight in the information technology sector and an underweight in the energy sector also aided relative returns.
Evoqua Water Technologies Corp., SYNNEX Corp. and Entegris, Inc. were top individual contributors to Fund performance. Shares of Evoqua, an industrial company that engages in water treatment solutions, climbed steadily higher during the 12-month period. After a disappointing 2018, the company reported quarterly results throughout 2019 that repeatedly beat expectations and showed increased predictability in earnings, increasing investor confidence. Shares of SYNNEX, which provides business-to-business technology solutions, rose after the company reported quarterly results during the period that beat expectations on both the top and bottom line and raised forward earnings guidance. Near the end of the period, the company announced that it would be spinning off one of its business lines into a new public company, a move that was well regarded by investors.
Shares of Entegris, which makes specialty materials for the semiconductor industry, rose over the summer despite earnings that were slightly below expectations, buoyed by management’s favorable outlook for its end markets. Investors also responded positively to the company’s acquisition of a specialty chemical company and an increased dividend. The Fund continued to own all three strong performers but trimmed exposure to Entegris.
Security selection within the financials, real estate, materials and utilities sectors, as well as an underweight in the real estate sector, detracted from relative results. Many of the period’s detractors were in the energy sector. Drilling service company Patterson-UTI Energy, Inc. and oil exploration and production company Callon Petroleum Co. were both hurt by the decline in oil prices during the period. Shares of children’s apparel company, Children’s Place, Inc., declined as higher competitor promotions and weaker mall traffic hurt earnings. However, we believe the acquisition of certain Gymboree assets as part of Gymboree’s bankruptcy agreement, has the potential to provide a tailwind going forward. Despite these disappointments, the Fund continued to own all three stocks at period’s end.
Columbia Small Cap Value Fund II | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
At period’s end
Regardless of the economic environment, we continue to focus on bottom-up stock selection. We look for undervalued companies with strong underlying earnings prospects that are exhibiting evidence of an upward inflection. In doing so, we believe we have the potential to avoid value traps and the potential to deliver attractive returns for our clients. As of the end of the period, the Fund was overweight in the information technology and materials sectors and underweight in the real estate and financials sectors.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small Cap Value Fund II | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	950.00	1,018.45	6.25	6.47	1.29
Advisor Class	1,000.00	1,000.00	951.30	1,019.69	5.05	5.22	1.04
Class C	1,000.00	1,000.00	946.20	1,014.72	9.87	10.22	2.04
Institutional Class	1,000.00	1,000.00	951.40	1,019.69	5.05	5.22	1.04
Institutional 2 Class	1,000.00	1,000.00	951.80	1,020.44	4.32	4.47	0.89
Institutional 3 Class	1,000.00	1,000.00	951.70	1,020.69	4.08	4.22	0.84
Class R	1,000.00	1,000.00	949.00	1,017.21	7.46	7.72	1.54
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small Cap Value Fund II | Annual Report 2020	7

Portfolio of Investments
February 29, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.1%
Issuer	Shares	Value ($)
Communication Services 2.4%
Diversified Telecommunication Services 0.9%
Vonage Holdings Corp.(a)	1,127,034	10,098,225
Media 1.5%
Nexstar Media Group, Inc., Class A	134,759	15,494,590
Total Communication Services		25,592,815
Consumer Discretionary 8.0%
Auto Components 0.9%
Visteon Corp.(a)	140,275	9,123,486
Hotels, Restaurants & Leisure 3.0%
Brinker International, Inc.	266,039	9,138,440
Dine Brands Global, Inc.	135,438	11,085,600
Penn National Gaming, Inc.(a)	243,014	7,185,924
PlayAGS, Inc.(a)	445,010	4,312,147
Total		31,722,111
Household Durables 2.1%
KB Home	334,725	10,908,688
TopBuild Corp.(a)	115,122	11,627,322
Total		22,536,010
Specialty Retail 2.0%
Aaron’s, Inc.	102,000	4,011,660
Children’s Place, Inc. (The)	97,709	5,628,039
Genesco, Inc.(a)	197,393	6,792,293
Sally Beauty Holdings, Inc.(a)	338,594	4,212,109
Total		20,644,101
Total Consumer Discretionary		84,025,708
Consumer Staples 3.0%
Food & Staples Retailing 1.0%
BJ’s Wholesale Club Holdings, Inc.(a)	512,728	9,875,141
Food Products 0.9%
TreeHouse Foods, Inc.(a)	246,690	9,401,356
Personal Products 1.1%
BellRing Brands, Inc., Class A(a)	599,795	11,785,972
Total Consumer Staples		31,062,469
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 3.3%
Energy Equipment & Services 0.5%
Patterson-UTI Energy, Inc.	916,139	5,249,476
Oil, Gas & Consumable Fuels 2.8%
Callon Petroleum Co.(a)	1,637,150	3,716,330
Delek U.S. Holdings, Inc.	324,083	6,928,894
Matador Resources Co.(a)	314,409	3,030,903
Oasis Petroleum, Inc.(a)	2,157,327	3,527,230
Scorpio Tankers, Inc.	414,106	8,191,017
SM Energy Co.	580,447	3,813,537
Total		29,207,911
Total Energy		34,457,387
Financials 28.6%
Banks 17.3%
Ameris Bancorp	352,828	12,059,661
Atlantic Union Bankshares Corp.	503,054	14,960,826
Bancorp, Inc. (The)(a)	551,308	6,709,418
Cathay General Bancorp	424,347	13,061,401
Community Bank System, Inc.	309,572	18,825,073
Hancock Whitney Corp.	377,291	12,639,249
Heritage Commerce Corp.	580,447	5,955,386
Heritage Financial Corp.	376,668	8,734,931
Independent Bank Corp.	231,404	15,626,712
Pacific Premier Bancorp, Inc.	445,010	11,494,608
Renasant Corp.	428,562	12,141,162
Sandy Spring Bancorp, Inc.	457,722	14,079,529
TCF Financial Corp.	445,010	16,216,164
Triumph Bancorp, Inc.(a)	170,000	5,757,900
UMB Financial Corp.	236,491	13,751,952
Total		182,013,972
Capital Markets 1.6%
Houlihan Lokey, Inc.	324,221	16,606,600
Consumer Finance 0.7%
SLM Corp.	754,581	7,825,005
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Value Fund II | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 3.2%
American Equity Investment Life Holding Co.	242,461	6,129,414
AMERISAFE, Inc.	224,094	14,604,206
Argo Group International Holdings Ltd.	226,375	12,735,857
Total		33,469,477
Mortgage Real Estate Investment Trusts (REITS) 1.5%
Blackstone Mortgage Trust, Inc.	306,006	11,034,576
Invesco Mortgage Capital, Inc.	286,077	4,600,118
Total		15,634,694
Thrifts & Mortgage Finance 4.3%
Axos Financial, Inc.(a)	390,972	9,739,113
MGIC Investment Corp.	1,247,961	15,012,971
OceanFirst Financial Corp.	351,589	7,186,479
WSFS Financial Corp.	376,668	12,979,979
Total		44,918,542
Total Financials		300,468,290
Health Care 5.7%
Biotechnology 0.5%
Immunomedics, Inc.(a)	333,757	5,340,112
Health Care Equipment & Supplies 0.6%
Merit Medical Systems, Inc.(a)	176,069	6,340,244
Health Care Providers & Services 2.5%
LHC Group, Inc.(a)	116,090	14,100,292
R1 RCM, Inc.(a)	967,412	11,879,819
Total		25,980,111
Life Sciences Tools & Services 1.3%
Syneos Health, Inc.(a)	211,000	13,366,850
Pharmaceuticals 0.8%
Horizon Therapeutics PLC(a)	251,527	8,607,254
Total Health Care		59,634,571
Industrials 11.6%
Airlines 1.5%
Skywest, Inc.	257,469	11,689,093
Spirit Airlines, Inc.(a)	135,000	3,840,750
Total		15,529,843
Building Products 0.7%
Masonite International Corp.(a)	94,420	6,939,870
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 1.1%
MasTec, Inc.(a)	227,342	11,157,945
Electrical Equipment 1.8%
Bloom Energy Corp., Class A(a)	790,000	7,165,300
Sunrun, Inc.(a)	609,000	11,778,060
Total		18,943,360
Machinery 1.5%
Evoqua Water Technologies Corp.(a)	662,677	13,896,337
Navistar International Corp.(a)	56,279	2,043,490
Total		15,939,827
Professional Services 2.9%
ICF International, Inc.	185,950	14,128,481
Kforce, Inc.	326,127	9,933,828
Korn/Ferry International	198,320	6,937,234
Total		30,999,543
Road & Rail 0.5%
Hertz Global Holdings, Inc.(a)	410,000	5,243,900
Trading Companies & Distributors 1.6%
NOW, Inc.(a)	749,744	6,620,240
Triton International Ltd.	285,387	9,808,751
Total		16,428,991
Total Industrials		121,183,279
Information Technology 14.7%
Communications Equipment 2.8%
Ciena Corp.(a)	244,000	9,381,800
Lumentum Holdings, Inc.(a)	129,000	10,038,780
Viavi Solutions, Inc.(a)	734,340	9,685,945
Total		29,106,525
Electronic Equipment, Instruments & Components 1.4%
SYNNEX Corp.	113,188	14,151,896
IT Services 2.3%
KBR, Inc.	476,795	12,377,598
Science Applications International Corp.	150,917	12,092,979
Total		24,470,577

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.7%
Cohu, Inc.	561,099	11,485,696
Diodes, Inc.(a)	138,050	6,075,580
Entegris, Inc.	183,000	9,757,560
Kulicke & Soffa Industries, Inc.	372,454	8,503,125
MACOM Technology Solutions Holdings, Inc.(a)	353,106	8,922,989
Photronics, Inc.(a)	599,602	7,465,045
Ultra Clean Holdings, Inc.(a)	366,338	7,660,128
Total		59,870,123
Software 2.5%
Avaya Holdings Corp.(a)	851,322	11,033,133
Cerence, Inc.(a)	149,000	3,234,790
Verint Systems, Inc.(a)	222,505	12,211,074
Total		26,478,997
Total Information Technology		154,078,118
Materials 5.4%
Chemicals 1.3%
Livent Corp.(a)	662,677	5,917,705
Orion Engineered Carbons SA	580,447	8,248,152
Total		14,165,857
Construction Materials 1.0%
Summit Materials, Inc., Class A(a)	532,077	10,396,785
Metals & Mining 2.3%
Carpenter Technology Corp.	245,702	9,029,549
Cleveland-Cliffs, Inc.	1,018,975	5,920,245
Materion Corp.	201,222	9,123,405
Total		24,073,199
Paper & Forest Products 0.8%
Boise Cascade Co.	228,309	8,100,403
Total Materials		56,736,244
Real Estate 8.8%
Equity Real Estate Investment Trusts (REITS) 8.8%
American Assets Trust, Inc.	268,304	11,121,201
First Industrial Realty Trust, Inc.	503,054	19,367,579
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	210,025	7,130,349
Hudson Pacific Properties, Inc.	234,570	7,571,918
Common Stocks (continued)
Issuer	Shares	Value ($)
Investors Real Estate Trust	110,000	7,749,500
Mack-Cali Realty Corp.	640,000	12,147,200
PS Business Parks, Inc.	94,807	14,083,580
Sabra Health Care REIT, Inc.	325,000	6,353,750
Sunstone Hotel Investors, Inc.	655,000	7,172,250
Total		92,697,327
Total Real Estate		92,697,327
Utilities 5.6%
Electric Utilities 2.3%
PNM Resources, Inc.	242,784	11,430,271
Portland General Electric Co.	237,016	12,896,040
Total		24,326,311
Gas Utilities 3.3%
New Jersey Resources Corp.	261,201	9,223,007
ONE Gas, Inc.	140,275	11,522,189
South Jersey Industries, Inc.	328,920	8,897,286
Southwest Gas Holdings, Inc.	73,911	4,780,564
Total		34,423,046
Total Utilities		58,749,357
Total Common Stocks (Cost $899,017,628)		1,018,685,565

Money Market Funds 2.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(b),(c)	22,340,097	22,340,097
Total Money Market Funds (Cost $22,339,975)		22,340,097
Total Investments in Securities (Cost: $921,357,603)		1,041,025,662
Other Assets & Liabilities, Net		8,643,378
Net Assets		1,049,669,040

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Value Fund II | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	15,754,613	313,944,069	(307,358,585)	22,340,097	4,779	122	698,303	22,340,097
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	25,592,815	—	—	25,592,815
Consumer Discretionary	84,025,708	—	—	84,025,708
Consumer Staples	31,062,469	—	—	31,062,469
Energy	34,457,387	—	—	34,457,387
Financials	300,468,290	—	—	300,468,290
Health Care	59,634,571	—	—	59,634,571
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2020	11

Portfolio of Investments  (continued)
February 29, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Industrials	121,183,279	—	—	121,183,279
Information Technology	154,078,118	—	—	154,078,118
Materials	56,736,244	—	—	56,736,244
Real Estate	92,697,327	—	—	92,697,327
Utilities	58,749,357	—	—	58,749,357
Total Common Stocks	1,018,685,565	—	—	1,018,685,565
Money Market Funds	22,340,097	—	—	22,340,097
Total Investments in Securities	1,041,025,662	—	—	1,041,025,662
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Value Fund II | Annual Report 2020

Statement of Assets and Liabilities
February 29, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $899,017,628)	$1,018,685,565
Affiliated issuers (cost $22,339,975)	22,340,097
Receivable for:
Investments sold	14,483,498
Capital shares sold	2,027,213
Dividends	680,172
Expense reimbursement due from Investment Manager	1,034
Prepaid expenses	2,866
Total assets	1,058,220,445
Liabilities
Payable for:
Investments purchased	4,411,625
Capital shares purchased	3,691,740
Management services fees	24,591
Distribution and/or service fees	767
Transfer agent fees	195,522
Compensation of board members	146,455
Compensation of chief compliance officer	14
Other expenses	80,691
Total liabilities	8,551,405
Net assets applicable to outstanding capital stock	$1,049,669,040
Represented by
Paid in capital	926,759,654
Total distributable earnings (loss)	122,909,386
Total - representing net assets applicable to outstanding capital stock	$1,049,669,040
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2020	13

Statement of Assets and Liabilities  (continued)
February 29, 2020
Class A
Net assets	$99,355,933
Shares outstanding	7,709,113
Net asset value per share	$12.89
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.68
Advisor Class
Net assets	$57,399,510
Shares outstanding	4,265,571
Net asset value per share	$13.46
Class C
Net assets	$314,553
Shares outstanding	28,602
Net asset value per share	$11.00
Institutional Class
Net assets	$350,469,431
Shares outstanding	26,715,496
Net asset value per share	$13.12
Institutional 2 Class
Net assets	$144,260,256
Shares outstanding	10,699,132
Net asset value per share	$13.48
Institutional 3 Class
Net assets	$393,073,806
Shares outstanding	29,042,715
Net asset value per share	$13.53
Class R
Net assets	$4,795,551
Shares outstanding	379,966
Net asset value per share	$12.62
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Value Fund II | Annual Report 2020

Statement of Operations
Year Ended February 29, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$21,154,878
Dividends — affiliated issuers	698,303
Interfund lending	196
Foreign taxes withheld	(63,450)
Total income	21,789,927
Expenses:
Management services fees	10,746,861
Distribution and/or service fees
Class A	323,344
Class C	4,406
Class R	28,313
Transfer agent fees
Class A	322,505
Advisor Class	189,704
Class C	1,099
Institutional Class	1,195,637
Institutional 2 Class	80,506
Institutional 3 Class	38,779
Class R	14,107
Compensation of board members	45,201
Custodian fees	11,754
Printing and postage fees	135,738
Registration fees	117,059
Audit fees	32,738
Legal fees	19,547
Compensation of chief compliance officer	277
Other	28,036
Total expenses	13,335,611
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(690,475)
Fees waived by transfer agent
Institutional 2 Class	(9,320)
Institutional 3 Class	(26,236)
Expense reduction	(40)
Total net expenses	12,609,540
Net investment income	9,180,387
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	36,402,934
Investments — affiliated issuers	4,779
Net realized gain	36,407,713
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(180,738,508)
Investments — affiliated issuers	122
Net change in unrealized appreciation (depreciation)	(180,738,386)
Net realized and unrealized loss	(144,330,673)
Net decrease in net assets resulting from operations	$(135,150,286)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2020	15

Statement of Changes in Net Assets
	Year Ended February 29, 2020	Year Ended February 28, 2019
Operations
Net investment income	$9,180,387	$6,894,195
Net realized gain	36,407,713	158,223,581
Net change in unrealized appreciation (depreciation)	(180,738,386)	(164,833,875)
Net increase (decrease) in net assets resulting from operations	(135,150,286)	283,901
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,629,633)	(17,596,407)
Advisor Class	(2,829,163)	(7,879,792)
Class C	(14,654)	(300,544)
Institutional Class	(18,063,603)	(70,660,938)
Institutional 2 Class	(5,168,504)	(12,427,431)
Institutional 3 Class	(17,932,579)	(56,205,124)
Class R	(193,575)	(864,604)
Total distributions to shareholders	(48,831,711)	(165,934,840)
Increase (decrease) in net assets from capital stock activity	(154,699,888)	16,604,536
Total decrease in net assets	(338,681,885)	(149,046,403)
Net assets at beginning of year	1,388,350,925	1,537,397,328
Net assets at end of year	$1,049,669,040	$1,388,350,925
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Value Fund II | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 29, 2020		February 28, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,128,509	16,444,144	1,331,515	22,116,175
Distributions reinvested	302,813	4,394,997	1,103,156	16,608,769
Redemptions	(3,263,115)	(47,746,037)	(2,559,206)	(42,125,435)
Net decrease	(1,831,793)	(26,906,896)	(124,535)	(3,400,491)
Advisor Class
Subscriptions	1,364,084	20,859,626	2,606,896	39,029,354
Distributions reinvested	166,033	2,514,893	433,584	6,788,417
Redemptions	(2,723,530)	(40,250,402)	(1,604,189)	(25,365,268)
Net increase (decrease)	(1,193,413)	(16,875,883)	1,436,291	20,452,503
Class C
Subscriptions	9,012	112,200	3,709	57,670
Distributions reinvested	1,135	14,077	20,220	294,553
Redemptions	(28,744)	(357,291)	(493,683)	(7,628,683)
Net decrease	(18,597)	(231,014)	(469,754)	(7,276,460)
Institutional Class
Subscriptions	3,109,684	46,141,517	8,443,028	144,567,967
Distributions reinvested	1,027,977	15,180,360	3,881,352	59,496,740
Redemptions	(12,918,930)	(193,587,184)	(18,696,763)	(316,199,177)
Net decrease	(8,781,269)	(132,265,307)	(6,372,383)	(112,134,470)
Institutional 2 Class
Subscriptions	5,180,994	79,089,210	4,194,743	73,022,362
Distributions reinvested	340,860	5,167,220	805,098	12,427,168
Redemptions	(2,341,608)	(35,677,107)	(1,894,410)	(33,103,868)
Net increase	3,180,246	48,579,323	3,105,431	52,345,662
Institutional 3 Class
Subscriptions	7,724,688	118,282,901	8,040,754	141,437,234
Distributions reinvested	1,031,813	15,703,907	3,004,316	47,178,276
Redemptions	(10,480,149)	(160,516,189)	(7,105,243)	(120,780,201)
Net increase (decrease)	(1,723,648)	(26,529,381)	3,939,827	67,835,309
Class R
Subscriptions	45,723	653,463	132,413	2,218,597
Distributions reinvested	13,615	193,575	56,605	838,813
Redemptions	(91,649)	(1,317,768)	(269,677)	(4,274,927)
Net decrease	(32,311)	(470,730)	(80,659)	(1,217,517)
Total net increase (decrease)	(10,400,785)	(154,699,888)	1,434,218	16,604,536
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2020	$15.11	0.06	(1.76)	(1.70)	(0.09)	(0.43)	(0.52)
Year Ended 2/28/2019	$17.11	0.03	(0.10)	(0.07)	(0.01)	(1.92)	(1.93)
Year Ended 2/28/2018	$18.01	0.01	0.75	0.76	(0.01)	(1.65)	(1.66)
Year Ended 2/28/2017	$14.07	0.01	4.85	4.86	(0.03)	(0.89)	(0.92)
Year Ended 2/29/2016	$17.60	0.02	(1.65)	(1.63)	—	(1.90)	(1.90)
Advisor Class
Year Ended 2/29/2020	$15.75	0.10	(1.83)	(1.73)	(0.13)	(0.43)	(0.56)
Year Ended 2/28/2019	$17.75	0.07	(0.11)	(0.04)	(0.04)	(1.92)	(1.96)
Year Ended 2/28/2018	$18.61	0.05	0.79	0.84	(0.05)	(1.65)	(1.70)
Year Ended 2/28/2017	$14.52	0.05	5.00	5.05	(0.07)	(0.89)	(0.96)
Year Ended 2/29/2016	$18.08	0.07	(1.70)	(1.63)	(0.03)	(1.90)	(1.93)
Class C
Year Ended 2/29/2020	$12.96	(0.04)	(1.51)	(1.55)	—	(0.41)	(0.41)
Year Ended 2/28/2019	$15.06	(0.11)	(0.07)	(0.18)	—	(1.92)	(1.92)
Year Ended 2/28/2018	$16.13	(0.11)	0.68	0.57	—	(1.64)	(1.64)
Year Ended 2/28/2017	$12.75	(0.10)	4.37	4.27	(0.00)(d)	(0.89)	(0.89)
Year Ended 2/29/2016	$16.25	(0.09)	(1.51)	(1.60)	—	(1.90)	(1.90)
Institutional Class
Year Ended 2/29/2020	$15.37	0.10	(1.79)	(1.69)	(0.13)	(0.43)	(0.56)
Year Ended 2/28/2019	$17.37	0.07	(0.11)	(0.04)	(0.04)	(1.92)	(1.96)
Year Ended 2/28/2018	$18.25	0.05	0.77	0.82	(0.05)	(1.65)	(1.70)
Year Ended 2/28/2017	$14.25	0.05	4.91	4.96	(0.07)	(0.89)	(0.96)
Year Ended 2/29/2016	$17.78	0.07	(1.67)	(1.60)	(0.03)	(1.90)	(1.93)
Institutional 2 Class
Year Ended 2/29/2020	$15.78	0.12	(1.84)	(1.72)	(0.15)	(0.43)	(0.58)
Year Ended 2/28/2019	$17.78	0.10	(0.11)	(0.01)	(0.07)	(1.92)	(1.99)
Year Ended 2/28/2018	$18.63	0.08	0.79	0.87	(0.07)	(1.65)	(1.72)
Year Ended 2/28/2017	$14.53	0.07	5.01	5.08	(0.09)	(0.89)	(0.98)
Year Ended 2/29/2016	$18.09	0.10	(1.71)	(1.61)	(0.05)	(1.90)	(1.95)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Value Fund II | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2020	$12.89	(11.58%)	1.36%	1.28%(c)	0.40%	27%	$99,356
Year Ended 2/28/2019	$15.11	(0.15%)	1.35%	1.27%(c)	0.17%	38%	$144,155
Year Ended 2/28/2018	$17.11	4.45%	1.33%	1.29%(c)	0.04%	45%	$165,419
Year Ended 2/28/2017	$18.01	34.98%	1.30%	1.30%(c)	0.06%	58%	$201,649
Year Ended 2/29/2016	$14.07	(10.48%)	1.30%	1.30%(c)	0.15%	57%	$197,263
Advisor Class
Year Ended 2/29/2020	$13.46	(11.34%)	1.11%	1.03%(c)	0.64%	27%	$57,400
Year Ended 2/28/2019	$15.75	0.09%	1.10%	1.02%(c)	0.42%	38%	$85,978
Year Ended 2/28/2018	$17.75	4.73%	1.08%	1.04%(c)	0.30%	45%	$71,415
Year Ended 2/28/2017	$18.61	35.21%	1.05%	1.05%(c)	0.28%	58%	$69,709
Year Ended 2/29/2016	$14.52	(10.22%)	1.05%	1.05%(c)	0.41%	57%	$26,487
Class C
Year Ended 2/29/2020	$11.00	(12.27%)	2.11%	2.03%(c)	(0.33%)	27%	$315
Year Ended 2/28/2019	$12.96	(0.93%)	2.09%	2.02%(c)	(0.71%)	38%	$611
Year Ended 2/28/2018	$15.06	3.72%	2.07%	2.04%(c)	(0.72%)	45%	$7,785
Year Ended 2/28/2017	$16.13	33.93%	2.04%	2.04%(c)	(0.70%)	58%	$11,926
Year Ended 2/29/2016	$12.75	(11.18%)	2.05%	2.05%(c)	(0.60%)	57%	$11,325
Institutional Class
Year Ended 2/29/2020	$13.12	(11.36%)	1.11%	1.03%(c)	0.66%	27%	$350,469
Year Ended 2/28/2019	$15.37	0.09%	1.10%	1.02%(c)	0.42%	38%	$545,568
Year Ended 2/28/2018	$17.37	4.71%	1.07%	1.04%(c)	0.28%	45%	$727,418
Year Ended 2/28/2017	$18.25	35.26%	1.05%	1.05%(c)	0.31%	58%	$1,098,979
Year Ended 2/29/2016	$14.25	(10.22%)	1.05%	1.05%(c)	0.40%	57%	$1,007,843
Institutional 2 Class
Year Ended 2/29/2020	$13.48	(11.26%)	0.92%	0.89%	0.79%	27%	$144,260
Year Ended 2/28/2019	$15.78	0.22%	0.91%	0.88%	0.60%	38%	$118,654
Year Ended 2/28/2018	$17.78	4.90%	0.90%	0.89%	0.44%	45%	$78,479
Year Ended 2/28/2017	$18.63	35.42%	0.90%	0.90%	0.39%	58%	$78,330
Year Ended 2/29/2016	$14.53	(10.10%)	0.89%	0.89%	0.59%	57%	$19,298
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/29/2020	$15.84	0.13	(1.85)	(1.72)	(0.16)	(0.43)	(0.59)
Year Ended 2/28/2019	$17.84	0.11	(0.12)	(0.01)	(0.07)	(1.92)	(1.99)
Year Ended 2/28/2018	$18.68	0.09	0.80	0.89	(0.08)	(1.65)	(1.73)
Year Ended 2/28/2017	$14.56	0.08	5.03	5.11	(0.10)	(0.89)	(0.99)
Year Ended 2/29/2016	$18.12	0.11	(1.71)	(1.60)	(0.06)	(1.90)	(1.96)
Class R
Year Ended 2/29/2020	$14.80	0.02	(1.71)	(1.69)	(0.06)	(0.43)	(0.49)
Year Ended 2/28/2019	$16.84	(0.01)	(0.11)	(0.12)	—	(1.92)	(1.92)
Year Ended 2/28/2018	$17.77	(0.04)	0.75	0.71	—	(1.64)	(1.64)
Year Ended 2/28/2017	$13.91	(0.03)	4.79	4.76	(0.01)	(0.89)	(0.90)
Year Ended 2/29/2016	$17.47	(0.02)	(1.64)	(1.66)	—	(1.90)	(1.90)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Value Fund II | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/29/2020	$13.53	(11.23%)	0.87%	0.84%	0.84%	27%	$393,074
Year Ended 2/28/2019	$15.84	0.27%	0.85%	0.83%	0.62%	38%	$487,282
Year Ended 2/28/2018	$17.84	4.98%	0.86%	0.84%	0.52%	45%	$478,580
Year Ended 2/28/2017	$18.68	35.55%	0.84%	0.84%	0.50%	58%	$203,778
Year Ended 2/29/2016	$14.56	(10.05%)	0.84%	0.84%	0.62%	57%	$133,139
Class R
Year Ended 2/29/2020	$12.62	(11.79%)	1.61%	1.53%(c)	0.15%	27%	$4,796
Year Ended 2/28/2019	$14.80	(0.46%)	1.60%	1.52%(c)	(0.08%)	38%	$6,104
Year Ended 2/28/2018	$16.84	4.19%	1.58%	1.54%(c)	(0.21%)	45%	$8,302
Year Ended 2/28/2017	$17.77	34.67%	1.55%	1.55%(c)	(0.19%)	58%	$11,042
Year Ended 2/29/2016	$13.91	(10.73%)	1.55%	1.55%(c)	(0.10%)	57%	$10,109
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2020	21

Notes to Financial Statements
February 29, 2020
Note 1. Organization
Columbia Small Cap Value Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
22	Columbia Small Cap Value Fund II | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Small Cap Value Fund II | Annual Report 2020	23

Notes to Financial Statements  (continued)
February 29, 2020
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2020 was 0.83% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
24	Columbia Small Cap Value Fund II | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective July 1, 2019 through June 30, 2020, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended February 29, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.25
Advisor Class	0.25
Class C	0.25
Institutional Class	0.25
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.25
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Columbia Small Cap Value Fund II | Annual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	17,739
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2019 through June 30, 2020	Prior to July 1, 2019
Class A	1.29%	1.27%
Advisor Class	1.04	1.02
Class C	2.04	2.02
Institutional Class	1.04	1.02
Institutional 2 Class	0.89	0.88
Institutional 3 Class	0.84	0.83
Class R	1.54	1.52
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective July 1, 2019 through June 30, 2020, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
26	Columbia Small Cap Value Fund II | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
At February 29, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distribution reclassifications, earnings and profits distributed to shareholders on the redemption of shares, and redemption in kind. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,042,109	(16,299,524)	14,257,415
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2020			Year Ended February 28, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
11,239,368	37,592,343	48,831,711	4,506,412	161,428,428	165,934,840
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	4,401,262	—	118,652,746
At February 29, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
922,372,916	240,988,074	(122,335,328)	118,652,746
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $343,230,587 and $543,604,715, respectively, for the year ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Small Cap Value Fund II | Annual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020
Note 6. Redemption-in-kind
Proceeds from the sales of securities for Columbia Small Cap Value Fund II include the value of securities delivered through in-kind redemptions of certain fund shares. During the year ended February 29, 2020, securities and other assets with a value of $60,606,626 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $13,223,752, which is not taxable to remaining shareholders in the Fund.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 29, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	650,000	2.57	4
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 29, 2020.
Note 9. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 29, 2020.
28	Columbia Small Cap Value Fund II | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Note 10. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Columbia Small Cap Value Fund II | Annual Report 2020	29

Notes to Financial Statements  (continued)
February 29, 2020
Shareholder concentration risk
At February 29, 2020, two unaffiliated shareholders of record owned 42.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Small Cap Value Fund II | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Small Cap Value Fund II
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Value Fund II (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small Cap Value Fund II | Annual Report 2020	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$19,873,438
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	117	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Small Cap Value Fund II | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	117	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	117	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	117	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	117	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Small Cap Value Fund II | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	117	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	115	Director, NAPE Education Foundation since October 2016
34	Columbia Small Cap Value Fund II | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	185	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Small Cap Value Fund II | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Small Cap Value Fund II | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Small Cap Value Fund II
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN230_02_K01_(04/20)

Annual Report
February 29, 2020
Columbia Select International Equity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Select International Equity Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select International Equity Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital growth.
Portfolio management
Threadneedle International Limited
Simon Haines, CFA
William Davies
David Dudding, CFA
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/03/92	4.49	1.99	4.06
	Including sales charges		-1.52	0.78	3.45
Advisor Class*		11/08/12	4.75	2.23	4.32
Class C	Excluding sales charges	06/17/92	3.67	1.22	3.28
	Including sales charges		2.67	1.22	3.28
Institutional Class		12/02/91	4.71	2.22	4.32
Institutional 2 Class*		11/08/12	4.92	2.40	4.44
Institutional 3 Class*		03/07/11	5.01	2.45	4.52
Class R		01/23/06	4.26	1.72	3.81
MSCI EAFE Index (Net)			-0.57	1.96	4.83
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to May 2015 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Select International Equity Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2010 — February 29, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select International Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	6.3
Consumer Discretionary	12.0
Consumer Staples	7.8
Energy	5.0
Financials	15.8
Health Care	15.7
Industrials	18.8
Information Technology	9.7
Materials	7.4
Utilities	1.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 29, 2020)
Australia	3.2
Canada	2.0
China	0.0(a)
Denmark	4.2
France	9.8
Germany	4.2
Hong Kong	1.3
India	1.1
Indonesia	1.7
Ireland	3.6
Japan	29.4
Malta	0.0(a)
Netherlands	4.8
Singapore	1.4
South Korea	0.9
Spain	1.1
Sweden	1.6
Switzerland	10.6
United Kingdom	14.7
United States(b)	4.4
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Select International Equity Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended February 29, 2020, Class A shares of the Fund returned 4.49% excluding sales charges, outperforming the Fund’s benchmark, the MSCI EAFE Index (Net), which returned -0.57%. The Fund benefited from security selection at both the regional and sector levels, with strongest contributions coming from positions in the health care and materials sectors.
A strong market in 2019, but a reversal in 2020
Global stock market performance was generally strong through 2019, as markets were supported by the Federal Reserve’s dovish policy shift, Chinese economic stimulus measures, and reduced concern about trade tensions with the U.S. and China signing an interim deal. However, the benchmark reversed its gains in the first two months of 2020, as a newly discovered coronavirus spread throughout China and beyond, sparking concern that the outbreak might weigh on an already slowing global economy. Central banks and governments across the world pledged to implement supportive measures, which have subsequently materialized.
Europe ex-U.K. stocks outperformed, despite concerns over the region’s political and economic backdrop. Stocks were supported by relatively undemanding valuations and the European Central Bank’s (ECB’s) stimulus measures to spur growth in the autumn of 2019. These included lowering interest rates further into negative territory, restarting its bond-purchase program, and outlining more generous terms for long-term cheap financing for banks. The U.K. market trailed the benchmark markedly. Brexit-related uncertainty and fears of a hard-left government hobbled U.K. shares for much of the review period but eased in December as the ruling Conservatives decisively won a snap general election and legislators approved a Brexit deal.
Japanese stocks outperformed in dollar terms, though the return was inflated by currency moves. The Japanese market had a volatile 2019, driven by U.S.-China trade tensions and periods of attendant yen strength. Japanese stocks staged a rebound in the final months of 2019, reflecting optimism about the U.S.-China trade deal and news of Japan’s first fiscal stimulus since 2016. Markets fell in 2020 however, amid concerns about slowing exports – a key driver of Japan’s GDP – in the wake of the coronavirus, and evidence that the consumption-tax hike in October had impacted Japanese growth more negatively than anticipated after citizens increased their spending before the tax increase went into effect.
In the Far East, Australian markets fared well, hitting record highs in January 2020 following the signing of the U.S.-China trade deal despite worries about the economic fallout from bushfires which swept the country. Gains were later eroded in the coronavirus-induced sell-off and the similtaneous slump in commodity prices. Hong Kong equities struggled amid concerns about widespread street protests, slowing growth in the region and the economic toll of the coronavirus. However, stocks outperformed towards the end of the period on optimism over China’s stimulus measures in response to the epidemic.
At the sector level, the relatively defensive utilities and health care sectors led gains as investors favored their stable growth profiles. Technology also performed well, owing to strong earnings from sector heavyweights, the U.S.-China trade deal and a more favorable outlook for smartphone and 5G demand. Energy stocks lagged most, mirroring the decline in crude oil prices on concerns about the hit to demand from trade tensions and, later, the coronavirus. These worries also weighed on prices of industrial commodities, which resulted in the materials sector struggling over the year.
Contributors and detractors
The Fund’s outperformance was driven by security selection at both the regional and sector levels. In terms of the latter, the strongest contributions came from health care, materials and industrials. By sector, the positive effects from our relative overweights in health care and technology were offset by our overweight in energy and underweight in utilities. In health care, CSL Ltd., Hoya Corp. and Roche Holding AG were notable contributors. Specialty biotechnology company CSL contributed based on optimism around prospects for its plasma product’s revenue growth. Japanese optical-product maker Hoya performed strongly on a string of impressive results. Healthy growth and positive outlooks for its life-care business and its information and technology segment buoyed sentiment, as did the announcement of a larger-than-expected share-buyback program. ASML Holding NV, a developer of semiconductor manufacturing equipment, also outperformed, helped by optimism around its efforts in 5G, its leading market position, and the rising barriers to entry in its industry. The strong contribution of materials was also a function of security selection, driven by the holdings in Sika AG and CRH PLC. Industrials also contributed, driven by Nihon M&A Center, Inc., Ferguson PLC and Daikin Industries Ltd.
Columbia Select International Equity Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
The energy, financials and consumer staples sectors were the largest detractors in relative terms. Our overweight to energy detracted, in no small measure due to pressure on oil prices and worries about global demand. Financials also weighed slightly on returns, with the detraction split between selection and allocation effects. Our underweight to consumer staples also detracted, as the sector held up relatively well amid a flight to more defensive stocks.
Among holdings, the three largest detractors over the review period were TechnipFMC PLC, Nestlé SA and ING Groep NV. Oil and gas business TechnipFMC was the weakest holding, falling with the rest of the energy sector. Global oil prices finished the reporting period on a volatile note, driven by concerns about the global coronavirus outbreak and its impact on demand. That said, given the company’s leadership in both the subsea and liquefied natural gas (LNG) segments, a strong balance sheet and growing free cash flow, we feel that the competitive moat is sustainable and should benefit market share. Nestlé was a new holding during the period, but the stock came under pressure soon after our purchase as some concerns around pricing were expressed by investors. The stock held up well thereafter, buoyed by its stable growth profile. Global financial institution ING lagged against the backdrop of monetary easing by central banks. Despite a weaker interest-rate environment, we view ING positively for its portfolio, which is well diversified by geography as well as by lending type.
Portfolio positioning
The biggest increases in relative weights over the period were to Japan, Switzerland and Denmark. In Japan, the Fund’s weighting was broadly in line with the benchmark at the start of the year, but by the end of the year, we were overweight. This change materialized through new purchases including Toyota Motor Corp., SCSK Corp. and Rohm Co. Ltd. The biggest decline in relative weights over the year were in the U.K. and Sweden. In the U.K., we moved from an overweight at the start of the year to an underweight by the end, brought about by the sales of Unilever PLC and Prudential PLC, and the reduction of holdings in RELX PLC and Rio Tinto PLC.
In addition to Toyota and Nestlé, Novo Nordisk AS was added to the portfolio. We believe Nestlé boasts a diverse portfolio of standout businesses, and has the potential to improve its returns under new management. Its scale and strong brand support customer loyalty and act as robust barriers to entry by others. Toyota had been demonstrating strong earnings stability and margin improvement, despite adverse external conditions. Novo Nordisk is a global healthcare company specializing in diabetes care. Its products include insulin and insulin-delivery devices. We believe the company is on a path of sustainable growth, which may exceed that of its wider sector. Our most significant sale was Unilever, which reflected concerns around its growth outlook, related to a growing consumer shift towards niche products and retailers’ private labels. Swedish commercial vehicle and construction equipment manufacturer Volvo AB had delivered strong results, driven by both the truck and construction equipment segments, but reported declining orders. We also sold Japanese sporting equipment manufacturer Shimano, Inc. The company has a strong brand and a significant share of the global bicycle components market. However, sentiment has been hurt by concerns around a lack of cost savings due to falling production efficiency and the slow automation of the disc-brake-assembly process.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. The value of the Fund’s portfolio may be more volatile due to concentrated investments in similar industries, sectors or geographical regions. Investments in a limited number of companies subject the Fund to greater risk of loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select International Equity Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,010.70	1,018.35	6.55	6.57	1.31
Advisor Class	1,000.00	1,000.00	1,011.80	1,019.59	5.30	5.32	1.06
Class C	1,000.00	1,000.00	1,006.50	1,014.62	10.28	10.32	2.06
Institutional Class	1,000.00	1,000.00	1,011.20	1,019.59	5.30	5.32	1.06
Institutional 2 Class	1,000.00	1,000.00	1,013.10	1,020.24	4.65	4.67	0.93
Institutional 3 Class	1,000.00	1,000.00	1,013.10	1,020.59	4.30	4.32	0.86
Class R	1,000.00	1,000.00	1,009.30	1,017.11	7.79	7.82	1.56
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select International Equity Fund | Annual Report 2020	7

Portfolio of Investments
February 29, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.6%
Issuer	Shares	Value ($)
Australia 3.2%
CSL Ltd.	37,205	7,599,932
Canada 2.0%
Suncor Energy, Inc.	171,741	4,732,874
China 0.0%
China Milk Products Group Ltd.(a),(b),(c)	7,426,000	5
Denmark 4.2%
Novo Nordisk A/S, Class B	113,070	6,624,654
Ørsted A/S	33,201	3,427,632
Total		10,052,286
France 9.8%
Airbus Group SE	42,559	5,136,813
BNP Paribas SA	49,209	2,388,620
EssilorLuxottica SA	34,993	4,796,832
L’Oreal SA	13,770	3,701,161
Pernod Ricard SA	25,444	4,149,258
Total SA	70,766	3,058,675
Total		23,231,359
Germany 4.2%
Adidas AG	7,564	2,129,631
Deutsche Telekom AG, Registered Shares	365,030	5,979,739
Knorr-Bremse AG	17,983	1,826,217
Total		9,935,587
Hong Kong 1.3%
AIA Group Ltd.	316,400	3,171,102
India 1.1%
HDFC Bank Ltd.	156,000	2,560,565
Indonesia 1.7%
PT Bank Rakyat Indonesia Persero Tbk	13,851,700	4,139,262
Ireland 3.6%
CRH PLC	250,410	8,447,879
Japan 29.4%
Bridgestone Corp.	91,400	3,029,055
Capcom Co., Ltd.	221,700	6,028,382
Daikin Industries Ltd.	22,600	3,044,766
Common Stocks (continued)
Issuer	Shares	Value ($)
Hoya Corp.	47,300	4,194,028
Keyence Corp.	8,600	2,746,028
Koito Manufacturing Co., Ltd.	69,700	2,730,477
Kubota Corp.	377,200	5,289,010
Nidec Corp.	25,900	3,050,329
Nihon M&A Center, Inc.	182,400	5,618,920
Nintendo Co., Ltd.	7,100	2,380,165
Pigeon Corp.	60,100	2,030,770
Recruit Holdings Co., Ltd.	88,400	3,091,595
Rohm Co., Ltd.	49,800	3,254,740
SCSK Corp.	82,000	4,265,384
Sony Corp.	43,800	2,700,177
Terumo Corp.	174,100	5,590,139
Toyota Motor Corp.	109,800	7,209,986
Yaskawa Electric Corp.	113,700	3,542,141
Total		69,796,092
Malta 0.0%
BGP Holdings PLC(a),(b),(c)	2,232,232	2
Netherlands 4.8%
ASML Holding NV	20,250	5,615,187
ING Groep NV	597,887	5,725,271
Total		11,340,458
Singapore 1.4%
DBS Group Holdings Ltd.	194,100	3,393,686
South Korea 0.9%
Samsung Electronics Co., Ltd.	47,743	2,148,978
Spain 1.1%
Industria de Diseno Textil SA	83,703	2,611,447
Sweden 1.6%
Hexagon AB, Class B	72,652	3,913,700
Switzerland 10.6%
Nestlé SA, Registered Shares	76,372	7,859,123
Roche Holding AG, Genusschein Shares	36,073	11,598,688
Sika AG	32,021	5,731,874
Total		25,189,685
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select International Equity Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 14.7%
3i Group PLC	247,747	3,261,140
DCC PLC	31,689	2,269,663
Ferguson PLC	48,304	4,208,713
HSBC Holdings PLC	804,701	5,435,148
Legal & General Group PLC	1,705,927	5,779,467
RELX PLC	230,473	5,544,880
Rio Tinto PLC	56,943	2,680,855
TechnipFMC PLC	239,589	3,654,809
Whitbread PLC	43,117	2,174,605
Total		35,009,280
Total Common Stocks (Cost $200,035,638)		227,274,179

Money Market Funds 4.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(d),(e)	10,342,696	10,342,696
Total Money Market Funds (Cost $10,342,568)		10,342,696
Total Investments in Securities (Cost $210,378,206)		237,616,875
Other Assets & Liabilities, Net		107,187
Net Assets		$237,724,062

Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2020, the total value of these securities amounted to $7, which represents less than 0.01% of total net assets.
(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	1,697,978	73,406,512	(64,761,794)	10,342,696	315	128	116,882	10,342,696
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	7,599,932	—	7,599,932
Canada	4,732,874	—	—	4,732,874
China	—	—	5	5
Denmark	—	10,052,286	—	10,052,286
France	—	23,231,359	—	23,231,359
Germany	—	9,935,587	—	9,935,587
Hong Kong	—	3,171,102	—	3,171,102
India	—	2,560,565	—	2,560,565
Indonesia	—	4,139,262	—	4,139,262
Ireland	—	8,447,879	—	8,447,879
Japan	—	69,796,092	—	69,796,092
Malta	—	—	2	2
Netherlands	—	11,340,458	—	11,340,458
Singapore	—	3,393,686	—	3,393,686
South Korea	—	2,148,978	—	2,148,978
Spain	—	2,611,447	—	2,611,447
Sweden	—	3,913,700	—	3,913,700
Switzerland	—	25,189,685	—	25,189,685
United Kingdom	—	35,009,280	—	35,009,280
Total Common Stocks	4,732,874	222,541,298	7	227,274,179
Money Market Funds	10,342,696	—	—	10,342,696
Total Investments in Securities	15,075,570	222,541,298	7	237,616,875
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select International Equity Fund | Annual Report 2020

Statement of Assets and Liabilities
February 29, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $200,035,638)	$227,274,179
Affiliated issuers (cost $10,342,568)	10,342,696
Cash	37,655
Foreign currency (cost $1,595)	1,422
Receivable for:
Investments sold	1,197,344
Capital shares sold	24,995
Dividends	472,078
Foreign tax reclaims	570,507
Expense reimbursement due from Investment Manager	464
Prepaid expenses	1,443
Total assets	239,922,783
Liabilities
Payable for:
Investments purchased	1,495,661
Capital shares purchased	334,775
Foreign capital gains taxes deferred	10,955
Management services fees	5,676
Distribution and/or service fees	1,159
Transfer agent fees	32,206
Compensation of board members	255,084
Compensation of chief compliance officer	3
Other expenses	63,202
Total liabilities	2,198,721
Net assets applicable to outstanding capital stock	$237,724,062
Represented by
Paid in capital	211,013,713
Total distributable earnings (loss)	26,710,349
Total - representing net assets applicable to outstanding capital stock	$237,724,062
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2020	11

Statement of Assets and Liabilities  (continued)
February 29, 2020
Class A
Net assets	$161,393,264
Shares outstanding	11,388,707
Net asset value per share	$14.17
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$15.03
Advisor Class
Net assets	$436,183
Shares outstanding	29,892
Net asset value per share	$14.59
Class C
Net assets	$1,597,012
Shares outstanding	129,388
Net asset value per share	$12.34
Institutional Class
Net assets	$68,830,041
Shares outstanding	4,745,295
Net asset value per share	$14.50
Institutional 2 Class
Net assets	$694,348
Shares outstanding	47,314
Net asset value per share	$14.68
Institutional 3 Class
Net assets	$4,230,111
Shares outstanding	288,947
Net asset value per share	$14.64
Class R
Net assets	$543,103
Shares outstanding	38,655
Net asset value per share	$14.05
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select International Equity Fund | Annual Report 2020

Statement of Operations
Year Ended February 29, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$7,093,506
Dividends — affiliated issuers	116,882
Interfund lending	116
Foreign taxes withheld	(500,208)
Total income	6,710,296
Expenses:
Management services fees	2,278,089
Distribution and/or service fees
Class A	440,752
Class C	20,681
Class R	3,338
Transfer agent fees
Class A	398,202
Advisor Class	1,186
Class C	4,718
Institutional Class	172,534
Institutional 2 Class	436
Institutional 3 Class	129
Class R	1,520
Compensation of board members	46,727
Custodian fees	37,749
Printing and postage fees	49,102
Registration fees	88,334
Audit fees	48,582
Legal fees	9,785
Interest on interfund lending	256
Compensation of chief compliance officer	56
Other	7,342
Total expenses	3,609,518
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(347,310)
Expense reduction	(11,238)
Total net expenses	3,250,970
Net investment income	3,459,326
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	17,040,963
Investments — affiliated issuers	315
Foreign currency translations	(10,689)
Net realized gain	17,030,589
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(7,539,190)
Investments — affiliated issuers	128
Foreign currency translations	(89)
Foreign capital gains tax	(10,955)
Net change in unrealized appreciation (depreciation)	(7,550,106)
Net realized and unrealized gain	9,480,483
Net increase in net assets resulting from operations	$12,939,809
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2020	13

Statement of Changes in Net Assets
	Year Ended February 29, 2020	Year Ended February 28, 2019
Operations
Net investment income	$3,459,326	$3,998,278
Net realized gain	17,030,589	17,782,687
Net change in unrealized appreciation (depreciation)	(7,550,106)	(37,568,948)
Net increase (decrease) in net assets resulting from operations	12,939,809	(15,787,983)
Distributions to shareholders
Net investment income and net realized gains
Class A	(2,419,796)	(4,252,126)
Advisor Class	(8,354)	(14,568)
Class C	(15,837)	(156,921)
Institutional Class	(1,221,997)	(2,057,724)
Institutional 2 Class	(10,834)	(9,218)
Institutional 3 Class	(94,523)	(180,777)
Class R	(7,838)	(15,845)
Class T	—	(16,886)
Total distributions to shareholders	(3,779,179)	(6,704,065)
Decrease in net assets from capital stock activity	(34,760,318)	(33,108,125)
Total decrease in net assets	(25,599,688)	(55,600,173)
Net assets at beginning of year	263,323,750	318,923,923
Net assets at end of year	$237,724,062	$263,323,750
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select International Equity Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 29, 2020		February 28, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	128,070	1,856,298	679,422	9,697,135
Distributions reinvested	153,255	2,167,024	264,619	3,794,637
Redemptions	(1,621,614)	(23,620,631)	(2,135,188)	(29,745,464)
Net decrease	(1,340,289)	(19,597,309)	(1,191,147)	(16,253,692)
Advisor Class
Subscriptions	7,102	102,724	26,548	386,581
Distributions reinvested	570	8,289	982	14,469
Redemptions	(14,399)	(212,854)	(21,240)	(288,452)
Net increase (decrease)	(6,727)	(101,841)	6,290	112,598
Class C
Subscriptions	10,178	132,572	21,702	257,763
Distributions reinvested	1,201	14,867	12,251	153,987
Redemptions	(98,011)	(1,228,816)	(690,771)	(8,714,365)
Net decrease	(86,632)	(1,081,377)	(656,818)	(8,302,615)
Institutional Class
Subscriptions	404,028	6,108,036	440,167	6,235,639
Distributions reinvested	73,704	1,064,287	120,748	1,768,962
Redemptions	(1,196,076)	(17,971,616)	(1,079,645)	(15,248,429)
Net decrease	(718,344)	(10,799,293)	(518,730)	(7,243,828)
Institutional 2 Class
Subscriptions	30,030	449,809	10,412	149,581
Distributions reinvested	739	10,789	618	9,151
Redemptions	(12,162)	(186,475)	(6,042)	(86,429)
Net increase	18,607	274,123	4,988	72,303
Institutional 3 Class
Subscriptions	5,019	75,948	25,132	363,159
Distributions reinvested	6,439	93,751	12,243	180,709
Redemptions	(226,362)	(3,352,329)	(70,777)	(1,091,406)
Net decrease	(214,904)	(3,182,630)	(33,402)	(547,538)
Class K
Redemptions	—	—	(2,577)	(39,476)
Net decrease	—	—	(2,577)	(39,476)
Class R
Subscriptions	13,276	186,770	12,544	176,778
Distributions reinvested	528	7,407	1,055	15,036
Redemptions	(32,528)	(466,168)	(13,263)	(184,271)
Net increase (decrease)	(18,724)	(271,991)	336	7,543
Class T
Distributions reinvested	—	—	1,173	16,826
Redemptions	—	—	(71,130)	(930,246)
Net decrease	—	—	(69,957)	(913,420)
Total net decrease	(2,367,013)	(34,760,318)	(2,461,017)	(33,108,125)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 2/29/2020	$13.75	0.18	0.44	0.62	(0.20)	(0.20)
Year Ended 2/28/2019	$14.81	0.18	(0.92)	(0.74)	(0.32)	(0.32)
Year Ended 2/28/2018	$12.30	0.12	2.62	2.74	(0.23)	(0.23)
Year Ended 2/28/2017	$11.41	0.12	0.90	1.02	(0.13)	(0.13)
Year Ended 2/29/2016	$13.69	0.10	(2.44)	(2.34)	—	—
Advisor Class
Year Ended 2/29/2020	$14.15	0.23	0.44	0.67	(0.23)	(0.23)
Year Ended 2/28/2019	$15.24	0.22	(0.96)	(0.74)	(0.35)	(0.35)
Year Ended 2/28/2018	$12.64	0.10	2.76	2.86	(0.26)	(0.26)
Year Ended 2/28/2017	$11.73	0.07	1.00	1.07	(0.16)	(0.16)
Year Ended 2/29/2016	$14.04	0.15	(2.52)	(2.37)	—	—
Class C
Year Ended 2/29/2020	$11.99	0.09	0.35	0.44	(0.09)	(0.09)
Year Ended 2/28/2019	$12.94	0.18	(0.92)	(0.74)	(0.21)	(0.21)
Year Ended 2/28/2018	$10.77	0.03	2.28	2.31	(0.14)	(0.14)
Year Ended 2/28/2017	$10.00	(0.01)	0.81	0.80	(0.03)	(0.03)
Year Ended 2/29/2016	$12.08	0.00(h)	(2.13)	(2.13)	—	—
Institutional Class
Year Ended 2/29/2020	$14.07	0.22	0.44	0.66	(0.23)	(0.23)
Year Ended 2/28/2019	$15.14	0.23	(0.95)	(0.72)	(0.35)	(0.35)
Year Ended 2/28/2018	$12.57	0.16	2.67	2.83	(0.26)	(0.26)
Year Ended 2/28/2017	$11.66	0.15	0.92	1.07	(0.16)	(0.16)
Year Ended 2/29/2016	$13.96	0.16	(2.52)	(2.36)	—	—
Institutional 2 Class
Year Ended 2/29/2020	$14.23	0.21	0.49	0.70	(0.25)	(0.25)
Year Ended 2/28/2019	$15.31	0.23	(0.94)	(0.71)	(0.37)	(0.37)
Year Ended 2/28/2018	$12.70	0.12	2.77	2.89	(0.28)	(0.28)
Year Ended 2/28/2017	$11.79	0.16	0.94	1.10	(0.19)	(0.19)
Year Ended 2/29/2016	$14.08	0.17	(2.52)	(2.35)	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select International Equity Fund | Annual Report 2020

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2020	—	$14.17	4.49%	1.46%(c)	1.32%(c),(d)	1.23%	31%	$161,393
Year Ended 2/28/2019	—	$13.75	(5.10%)	1.48%(c)	1.36%(c),(d)	1.31%	34%	$175,021
Year Ended 2/28/2018	—	$14.81	22.50%	1.50%	1.40%(d)	0.89%	34%	$206,109
Year Ended 2/28/2017	—	$12.30	8.98%	1.44%(e),(f)	1.33%(d),(e),(f)	1.02%	103%	$220,357
Year Ended 2/29/2016	0.06	$11.41	(16.65%)(g)	1.45%(e)	1.42%(d),(e)	0.78%	131%	$210,841
Advisor Class
Year Ended 2/29/2020	—	$14.59	4.75%	1.21%(c)	1.07%(c),(d)	1.56%	31%	$436
Year Ended 2/28/2019	—	$14.15	(4.93%)	1.23%(c)	1.12%(c),(d)	1.51%	34%	$518
Year Ended 2/28/2018	—	$15.24	22.89%	1.24%	1.15%(d)	0.70%	34%	$462
Year Ended 2/28/2017	—	$12.64	9.18%	1.18%(e),(f)	1.06%(d),(e),(f)	0.57%	103%	$182
Year Ended 2/29/2016	0.06	$11.73	(16.45%)(g)	1.21%(e)	1.18%(d),(e)	1.16%	131%	$22
Class C
Year Ended 2/29/2020	—	$12.34	3.67%	2.21%(c)	2.07%(c),(d)	0.71%	31%	$1,597
Year Ended 2/28/2019	—	$11.99	(5.77%)	2.23%(c)	2.12%(c),(d)	1.47%	34%	$2,589
Year Ended 2/28/2018	—	$12.94	21.62%	2.25%	2.15%(d)	0.22%	34%	$11,296
Year Ended 2/28/2017	—	$10.77	8.02%	2.18%(e),(f)	2.07%(d),(e),(f)	(0.06%)	103%	$13,673
Year Ended 2/29/2016	0.05	$10.00	(17.22%)(g)	2.20%(e)	2.18%(d),(e)	0.02%	131%	$7,886
Institutional Class
Year Ended 2/29/2020	—	$14.50	4.71%	1.21%(c)	1.07%(c),(d)	1.50%	31%	$68,830
Year Ended 2/28/2019	—	$14.07	(4.83%)	1.23%(c)	1.12%(c),(d)	1.57%	34%	$76,853
Year Ended 2/28/2018	—	$15.14	22.76%	1.25%	1.15%(d)	1.14%	34%	$90,578
Year Ended 2/28/2017	—	$12.57	9.25%	1.19%(e),(f)	1.08%(d),(e),(f)	1.20%	103%	$69,419
Year Ended 2/29/2016	0.06	$11.66	(16.48%)(g)	1.19%(e)	1.17%(d),(e)	1.20%	131%	$64,631
Institutional 2 Class
Year Ended 2/29/2020	—	$14.68	4.92%	1.05%(c)	0.94%(c)	1.37%	31%	$694
Year Ended 2/28/2019	—	$14.23	(4.72%)	1.05%(c)	0.99%(c)	1.62%	34%	$408
Year Ended 2/28/2018	—	$15.31	23.00%	1.08%	1.02%	0.81%	34%	$363
Year Ended 2/28/2017	—	$12.70	9.33%	0.96%(e),(f)	0.93%(e),(f)	1.33%	103%	$117
Year Ended 2/29/2016	0.06	$11.79	(16.26%)(g)	1.01%(e)	1.01%(e)	1.23%	131%	$59
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/29/2020	$14.19	0.29	0.42	0.71	(0.26)	(0.26)
Year Ended 2/28/2019	$15.27	0.25	(0.95)	(0.70)	(0.38)	(0.38)
Year Ended 2/28/2018	$12.67	0.19	2.70	2.89	(0.29)	(0.29)
Year Ended 2/28/2017	$11.76	0.19	0.91	1.10	(0.19)	(0.19)
Year Ended 2/29/2016	$14.04	0.17	(2.51)	(2.34)	—	—
Class R
Year Ended 2/29/2020	$13.63	0.16	0.42	0.58	(0.16)	(0.16)
Year Ended 2/28/2019	$14.69	0.14	(0.92)	(0.78)	(0.28)	(0.28)
Year Ended 2/28/2018	$12.20	0.09	2.60	2.69	(0.20)	(0.20)
Year Ended 2/28/2017	$11.32	0.07	0.91	0.98	(0.10)	(0.10)
Year Ended 2/29/2016	$13.62	0.07	(2.43)	(2.36)	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
02/28/2017	0.08%	0.10%	0.09%	0.08%	0.08%	0.08%	0.08%

(g)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.44%.
(h)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select International Equity Fund | Annual Report 2020

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/29/2020	—	$14.64	5.01%	0.98%(c)	0.87%(c)	1.94%	31%	$4,230
Year Ended 2/28/2019	—	$14.19	(4.68%)	0.98%(c)	0.92%(c)	1.73%	34%	$7,151
Year Ended 2/28/2018	—	$15.27	23.03%	1.00%	0.95%	1.36%	34%	$8,203
Year Ended 2/28/2017	—	$12.67	9.42%	0.90%(e),(f)	0.88%(e),(f)	1.56%	103%	$10,108
Year Ended 2/29/2016	0.06	$11.76	(16.24%)(g)	0.95%(e)	0.95%(e)	1.26%	131%	$11,312
Class R
Year Ended 2/29/2020	—	$14.05	4.26%	1.71%(c)	1.57%(c),(d)	1.13%	31%	$543
Year Ended 2/28/2019	—	$13.63	(5.37%)	1.73%(c)	1.62%(c),(d)	1.02%	34%	$782
Year Ended 2/28/2018	—	$14.69	22.24%	1.75%	1.65%(d)	0.68%	34%	$838
Year Ended 2/28/2017	—	$12.20	8.66%	1.68%(e),(f)	1.58%(d),(e),(f)	0.55%	103%	$1,014
Year Ended 2/29/2016	0.06	$11.32	(16.89%)(g)	1.70%(e)	1.67%(d),(e)	0.54%	131%	$808
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2020	19

Notes to Financial Statements
February 29, 2020
Note 1. Organization
Columbia Select International Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Columbia Select International Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Select International Equity Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
February 29, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2020 was 0.87% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.
22	Columbia Select International Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 29, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.23
Advisor Class	0.23
Class C	0.23
Institutional Class	0.23
Institutional 2 Class	0.07
Institutional 3 Class	0.00
Class R	0.23
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $11,238.
Columbia Select International Equity Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
February 29, 2020
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	10,149
Class C	—	1.00(b)	6

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2019 through June 30, 2020	Prior to July 1, 2019
Class A	1.31%	1.35%
Advisor Class	1.06	1.10
Class C	2.06	2.10
Institutional Class	1.06	1.10
Institutional 2 Class	0.93	0.97
Institutional 3 Class	0.86	0.90
Class R	1.56	1.60
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
24	Columbia Select International Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, capital loss carryforward, foreign currency transactions, passive foreign investment company (PFIC) holdings, and former PFIC holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,081,278	(1,081,278)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2020			Year Ended February 28, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,779,179	—	3,779,179	6,704,065	—	6,704,065
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,759,119	—	(2,017,794)	25,243,920
At February 29, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
212,372,955	45,524,736	(20,280,816)	25,243,920
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Select International Equity Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020
The following capital loss carryforwards, determined at February 29, 2020, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 29, 2020, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
(2,017,794)	—	(2,017,794)	15,757,509	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $77,782,337 and $120,870,885, respectively, for the year ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 29, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	614,286	2.14	7
Lender	400,000	2.61	4
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 29, 2020.
26	Columbia Select International Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 29, 2020.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Columbia Select International Equity Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 29, 2020, affiliated shareholders of record owned 33.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
In February 2020, the Board of Trustees approved a proposal to reorganize Columbia Select International Equity Fund with and into Columbia Acorn International Select (the Reorganization). The Reorganization is subject to certain conditions, including approval by shareholders of the Fund. A proxy statement/prospectus has been distributed to shareholders, and a joint meeting of shareholders to consider the Reorganization will be held in June 2020. If approved by shareholders, the Reorganization is expected to occur shortly thereafter and is expected to be a tax-free reorganization for U.S. federal income tax purposes. Fund shareholders will not pay any sales charges as a result of the Reorganization.
On March 31, 2020, certain European issuers canceled dividends following a request originating from the Bank of England, amid the economic uncertainty surrounding the COVID 19 pandemic. These financial statements include income recorded on the ex-date of these securities, in the amount of $168,987, which was 2.52% of total income. Upon notification of the cancelation, the Fund reversed the income previously recognized.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to
28	Columbia Select International Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Select International Equity Fund | Annual Report 2020	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select International Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select International Equity Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Columbia Select International Equity Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	$500,208	$0.03	$7,093,506	$0.43
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	117	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Select International Equity Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	117	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	117	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	117	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	117	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
32	Columbia Select International Equity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	117	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	115	Director, NAPE Education Foundation since October 2016
Columbia Select International Equity Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	185	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
34	Columbia Select International Equity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Select International Equity Fund | Annual Report 2020	35

Columbia Select International Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN201_02_K01_(04/20)

Annual Report
February 29, 2020
Columbia Select Global Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Select Global Growth Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Global Growth Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term growth of capital.
Portfolio management
Thomas Galvin, CFA
Lead Portfolio Manager
Managed Fund since 2015
Richard Carter
Portfolio Manager
Managed Fund since 2015
Todd Herget
Portfolio Manager
Managed Fund since 2015
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/30/08	12.22	6.54	10.80
	Including sales charges		5.78	5.29	10.14
Advisor Class*		01/08/14	12.45	6.80	10.96
Class C	Excluding sales charges	04/30/08	11.37	5.74	9.96
	Including sales charges		10.37	5.74	9.96
Institutional Class		04/30/08	12.44	6.81	11.07
Institutional 2 Class*		01/08/14	12.54	6.87	11.00
Institutional 3 Class*		03/01/17	12.59	6.76	10.91
Class R		04/30/08	11.90	6.29	10.52
MSCI ACWI (Net)			3.89	5.55	8.10
MSCI ACWI Growth Index (Net)			11.59	8.22	10.07
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.
The MSCI ACWI Growth Index (Net) captures large and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 23 emerging markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI (Net) and the MSCI ACWI Growth Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Select Global Growth Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2010 — February 29, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Global Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	11.3
Consumer Discretionary	22.3
Energy	1.1
Financials	4.8
Health Care	23.2
Industrials	4.3
Information Technology	33.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 29, 2020)
Brazil	2.3
Canada	1.0
China	14.0
Denmark	1.9
Germany	1.5
India	2.6
Japan	3.0
Russian Federation	1.6
Sweden	3.0
Switzerland	3.7
United Kingdom	4.9
United States	60.5
Total	100.0
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At February 29, 2020, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

4	Columbia Select Global Growth Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended February 29, 2020, the Fund’s Class A shares returned 12.22% excluding sales charges, significantly outperforming its benchmark, the MSCI ACWI (Net), which returned 3.89%. The Fund also outperformed the MSCI ACWI Growth Index (Net), which returned 11.59%. Stock selection contributed to the Fund’s performance relative to its benchmark in most sectors. The Fund’s biggest gains against the benchmark were from the consumer discretionary, health care and information technology sectors.
Global uncertainty cut into stock market gains, economic growth
Optimism prevailed early in 2019, buoyed by dovish signals from the U.S. Federal Reserve, signs of possible progress in U.S.-China trade talks and a recovery from meaningful stock market losses in 2018. However, the pace of U.S. growth slowed to an estimated 2.1% for the year. In Europe, economic growth slowed as trade tensions and uncertainty mounted regarding Brexit (the U.K.’s departure from the European Union), which was finally resolved late in 2019. At the same time, emerging markets came under pressure, driven by trade and tariff concerns. China’s economic conditions weakened and the spread of the coronavirus introduced enough global uncertainty to drive stock markets around the world down sharply in the final week of the period, raising concerns about the impact on global economic growth going forward.
Contributors and detractors
Stock selection aided Fund results relative to the benchmark across most sectors. In the consumer discretionary sector, stock selection combined with a significant overweight led to the Fund’s performance advantage over the benchmark. Positions in Evolution Gaming Group AB, New Oriental Education & Technology Group, Inc. and MercadoLibre, Inc. were top performers. Evolution Gaming, a leading provider of Live Casino solutions, rose on continued announcements of new partnerships, market share gains and significant operating leverage. The company has benefited from investment in and expansion of its U.S. sites, increased European market share and expanded operating margins. New Oriental Education shares climbed as the company delivered better-than-expected revenues, margins and earnings guidance. New Oriental expanded the number of its learning centers by 14% year over year. Shares of South American e-commerce leader MercadoLibre rallied as the firm reported better-than-expected gross merchandise volumes in Brazil. MercadoLibre also noted impressive growth in its payments business and further good news when it was announced that payment processor PayPal would make a strategic investment in the company. We took profits and exited the position.
In the health care sector, positions in Lonza Group AG and Wuxi Biologics Cayman, Inc. made significant contributions to Fund gains. Lonza is a market leader in higher value biologics businesses, including antibody, antibody-drug conjugate, gene-viral therapy and cell therapy. The company has pruned its portfolio to help shed its conglomerate past and has focused future returns on higher yielding business units. Results to date have generally exceeded expectations and we believe that future capital spending projects have the potential to bear fruit over the next two years. Wuxi is a China-based contract development and manufacturing organization, the only biologics technology platform that provides end-to-end solutions to discover, develop or manufacture biologics, a global market that has grown an estimated average of 15% annually over the past four years. China’s top seven firms hold 80% of the industry’s global market share. Wuxi accounts for half of that.
In the information technology sector, semiconductor equipment manufacturer NVIDIA Corp. rebounded from a challenging end of 2018, as it laid out its plans in the large, growing markets of gaming, professional visualization, data center and autonomous driving.
In the software industry, significant positions in ServiceNow, Inc., Splunk, Inc. and Adobe, Inc. aided relative performance. However, the relative gains created by holding these positions were somewhat offset by lack of exposure to mega-cap Microsoft Corp., which detracted from relative results, given its weight in the benchmark. ServiceNow shares got off to a fast start to the year when it reported accelerating billings growth and better-than-expected earnings guidance. Splunk exceeded revenue expectations as the company transitioned its business model to more renewable contracts. Adobe benefited from strength in its digital media and improvement in its digital experience business lines.
In the communication services sector, Activision Blizzard, Inc. and Facebook, Inc. were notable contributors and accounted for the majority of the Fund’s relative outperformance in the sector. Shares of Activision, with a stable of historically dependable franchises and new ones on the way, bounced back strongly after a weak 2018. The company beat both revenue and earnings forecasts in the 2019 fourth-quarter holiday season. Facebook continued to navigate challenging media headlines delivering better-than-anticipated user engagement, strong fundamentals and growth throughout the year.
Columbia Select Global Growth Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
In a period of few disappointments, the Fund lagged its benchmark in the financials sector where Burford Capital Ltd., a litigation finance company, lost ground. Buford shares declined after a highly negative report accused the company of financial irregularities, including inflating returns from legal cases it had funded. We exited the Fund’s position.
At period’s end
We believe recent volatility has presented buying opportunities; and while many investors navigate the day-to-day headlines, we continue to take the long-term view that many of the companies in the portfolio have strong underlying fundamentals and we believe their long-term secular growth stories remain intact.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. Investments in a limited number of companies subject the Fund to greater risk of loss. See the Fund’s prospectus for more information on these and other risks. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Global Growth Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,087.70	1,018.55	6.59	6.37	1.27
Advisor Class	1,000.00	1,000.00	1,088.60	1,019.79	5.30	5.12	1.02
Class C	1,000.00	1,000.00	1,083.60	1,014.82	10.46	10.12	2.02
Institutional Class	1,000.00	1,000.00	1,089.20	1,019.79	5.30	5.12	1.02
Institutional 2 Class	1,000.00	1,000.00	1,088.90	1,020.04	5.04	4.87	0.97
Institutional 3 Class	1,000.00	1,000.00	1,089.10	1,020.34	4.73	4.57	0.91
Class R	1,000.00	1,000.00	1,086.60	1,017.30	7.89	7.62	1.52
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Global Growth Fund | Annual Report 2020	7

Portfolio of Investments
February 29, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.7%
Issuer	Shares	Value ($)
Brazil 2.3%
Pagseguro Digital Ltd., Class A(a)	46,877	1,470,532
Canada 1.0%
Canada Goose Holdings, Inc.(a)	22,380	617,017
China 14.1%
Alibaba Group Holding Ltd., ADR(a)	14,197	2,952,976
New Oriental Education & Technology Group, Inc., ADR(a)	15,827	2,024,115
Tencent Holdings Ltd.	37,500	1,901,426
Wuxi Biologics Cayman, Inc.(a)	134,500	2,003,340
Total		8,881,857
Denmark 1.9%
Novo Nordisk A/S, Class B	21,003	1,230,544
Germany 1.5%
Infineon Technologies AG	43,626	931,137
India 2.6%
HDFC Bank Ltd., ADR	29,680	1,627,948
Japan 3.0%
Keyence Corp.	6,000	1,915,833
Russian Federation 1.6%
Yandex NV, Class A(a)	24,245	984,589
Sweden 3.0%
Evolution Gaming Group AB	52,306	1,906,137
Switzerland 3.7%
Lonza Group AG, Registered Shares(a)	5,920	2,362,304
United Kingdom 5.0%
Ashtead Group PLC	61,685	1,933,919
AstraZeneca PLC	13,650	1,197,991
Total		3,131,910
United States 60.0%
Activision Blizzard, Inc.	32,827	1,908,233
Adobe, Inc.(a)	7,646	2,638,787
Alexion Pharmaceuticals, Inc.(a)	9,347	878,898
Align Technology, Inc.(a)	3,282	716,625
Common Stocks (continued)
Issuer	Shares	Value ($)
Amazon.com, Inc.(a)	1,513	2,850,114
Bio-Rad Laboratories, Inc., Class A(a)	4,652	1,637,597
Booking Holdings, Inc.(a)	1,161	1,968,661
Bristol-Myers Squibb Co.	14,689	867,532
Edwards Lifesciences Corp.(a)	4,524	926,696
Exact Sciences Corp.(a)	10,415	843,094
Facebook, Inc., Class A(a)	12,179	2,344,092
Illumina, Inc.(a)	3,774	1,002,639
Lyft, Inc., Class A(a)	20,630	786,416
MSCI, Inc.	4,658	1,376,159
Nike, Inc., Class B	19,349	1,729,414
NVIDIA Corp.	8,112	2,190,808
PayPal Holdings, Inc.(a)	14,394	1,554,408
Pioneer Natural Resources Co.	5,684	697,882
Salesforce.com, Inc.(a)	13,720	2,337,888
Sarepta Therapeutics, Inc.(a)	8,176	935,907
ServiceNow, Inc.(a)	7,599	2,477,958
Splunk, Inc.(a)	12,663	1,865,640
Square, Inc., Class A(a)	15,837	1,319,697
Visa, Inc., Class A	11,384	2,069,156
Total		37,924,301
Total Common Stocks (Cost $41,407,892)		62,984,109

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(b),(c)	469,373	469,373
Total Money Market Funds (Cost $469,373)		469,373
Total Investments in Securities (Cost $41,877,265)		63,453,482
Other Assets & Liabilities, Net		(299,246)
Net Assets		$63,154,236
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Global Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
9,734,000 SEK	1,013,798 USD	Morgan Stanley	03/26/2020	—	(357)
1,015,781 USD	1,503,000 AUD	Morgan Stanley	03/26/2020	—	(36,098)
537,845 USD	2,281,000 BRL	Morgan Stanley	03/26/2020	—	(28,543)
1,283,429 USD	1,695,000 CAD	Morgan Stanley	03/26/2020	—	(20,588)
2,848,217 USD	2,582,000 EUR	Morgan Stanley	03/26/2020	6,398	—
473,190 USD	51,460,000 JPY	Morgan Stanley	03/26/2020	4,537	—
1,013,789 USD	1,194,975,000 KRW	Morgan Stanley	03/26/2020	—	(21,386)
473,250 USD	644,000 SGD	Morgan Stanley	03/26/2020	—	(10,832)
1,017,647 USD	30,436,000 TWD	Morgan Stanley	03/26/2020	—	(6,412)
Total				10,935	(124,216)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	3,451,325	19,201,625	(22,183,577)	469,373	(38)	—	35,725	469,373
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
EUR	Euro
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Brazil	1,470,532	—	—	1,470,532
Canada	617,017	—	—	617,017
China	4,977,091	3,904,766	—	8,881,857
Denmark	—	1,230,544	—	1,230,544
Germany	—	931,137	—	931,137
India	1,627,948	—	—	1,627,948
Japan	—	1,915,833	—	1,915,833
Russian Federation	984,589	—	—	984,589
Sweden	—	1,906,137	—	1,906,137
Switzerland	—	2,362,304	—	2,362,304
United Kingdom	—	3,131,910	—	3,131,910
United States	37,924,301	—	—	37,924,301
Total Common Stocks	47,601,478	15,382,631	—	62,984,109
Money Market Funds	469,373	—	—	469,373
Total Investments in Securities	48,070,851	15,382,631	—	63,453,482
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	10,935	—	10,935
Liability
Forward Foreign Currency Exchange Contracts	—	(124,216)	—	(124,216)
Total	48,070,851	15,269,350	—	63,340,201
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Global Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2020	11

Statement of Assets and Liabilities
February 29, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $41,407,892)	$62,984,109
Affiliated issuers (cost $469,373)	469,373
Unrealized appreciation on forward foreign currency exchange contracts	10,935
Receivable for:
Investments sold	23,611
Capital shares sold	54,101
Dividends	39,086
Foreign tax reclaims	17,671
Prepaid expenses	1,172
Total assets	63,600,058
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	124,216
Payable for:
Capital shares purchased	223,396
Management services fees	1,502
Distribution and/or service fees	390
Transfer agent fees	5,589
Compensation of board members	48,272
Compensation of chief compliance officer	1
Audit fees	29,000
Other expenses	13,456
Total liabilities	445,822
Net assets applicable to outstanding capital stock	$63,154,236
Represented by
Paid in capital	41,644,877
Total distributable earnings (loss)	21,509,359
Total - representing net assets applicable to outstanding capital stock	$63,154,236
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Global Growth Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
February 29, 2020
Class A
Net assets	$29,069,042
Shares outstanding	1,767,255
Net asset value per share	$16.45
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$17.45
Advisor Class
Net assets	$2,271,268
Shares outstanding	134,361
Net asset value per share	$16.90
Class C
Net assets	$6,850,333
Shares outstanding	452,704
Net asset value per share	$15.13
Institutional Class
Net assets	$20,551,838
Shares outstanding	1,215,399
Net asset value per share	$16.91
Institutional 2 Class
Net assets	$542,863
Shares outstanding	31,992
Net asset value per share	$16.97
Institutional 3 Class
Net assets	$3,364,801
Shares outstanding	200,026
Net asset value per share	$16.82
Class R
Net assets	$504,091
Shares outstanding	31,493
Net asset value per share	$16.01
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2020	13

Statement of Operations
Year Ended February 29, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$288,772
Dividends — affiliated issuers	35,725
Foreign taxes withheld	(10,236)
Total income	314,261
Expenses:
Management services fees	575,674
Distribution and/or service fees
Class A	74,564
Class C	75,544
Class R	3,502
Transfer agent fees
Class A	36,618
Advisor Class	2,877
Class C	9,291
Institutional Class	26,043
Institutional 2 Class	365
Institutional 3 Class	376
Class R	863
Compensation of board members	16,782
Custodian fees	18,947
Printing and postage fees	15,882
Registration fees	86,692
Audit fees	34,109
Legal fees	7,971
Interest on interfund lending	533
Compensation of chief compliance officer	14
Other	11,998
Total expenses	998,645
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(154,023)
Expense reduction	(20)
Total net expenses	844,602
Net investment loss	(530,341)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	3,359,951
Investments — affiliated issuers	(38)
Foreign currency translations	4,818
Forward foreign currency exchange contracts	(363,589)
Net realized gain	3,001,142
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	5,352,272
Foreign currency translations	(29)
Forward foreign currency exchange contracts	(84,562)
Net change in unrealized appreciation (depreciation)	5,267,681
Net realized and unrealized gain	8,268,823
Net increase in net assets resulting from operations	$7,738,482
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Global Growth Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended February 29, 2020	Year Ended February 28, 2019
Operations
Net investment loss	$(530,341)	$(660,287)
Net realized gain (loss)	3,001,142	(868,337)
Net change in unrealized appreciation (depreciation)	5,267,681	(2,618,331)
Net increase (decrease) in net assets resulting from operations	7,738,482	(4,146,955)
Distributions to shareholders
Net investment income and net realized gains
Class A	(891,478)	(423,326)
Advisor Class	(68,944)	(28,921)
Class C	(230,837)	(138,792)
Institutional Class	(617,992)	(268,712)
Institutional 2 Class	(15,205)	(7,040)
Institutional 3 Class	(107,639)	(59,867)
Class R	(24,567)	(10,481)
Total distributions to shareholders	(1,956,662)	(937,139)
Increase (decrease) in net assets from capital stock activity	(12,364,347)	7,274,607
Total increase (decrease) in net assets	(6,582,527)	2,190,513
Net assets at beginning of year	69,736,763	67,546,250
Net assets at end of year	$63,154,236	$69,736,763
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2020	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 29, 2020		February 28, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	143,915	2,286,710	983,343	15,734,358
Distributions reinvested	50,916	848,765	29,579	403,233
Redemptions	(383,974)	(6,174,055)	(878,204)	(13,747,889)
Net increase (decrease)	(189,143)	(3,038,580)	134,718	2,389,702
Advisor Class
Subscriptions	46,127	752,305	83,522	1,267,634
Distributions reinvested	4,022	68,854	2,044	28,885
Redemptions	(76,781)	(1,243,610)	(160,653)	(2,614,768)
Net decrease	(26,632)	(422,451)	(75,087)	(1,318,249)
Class C
Subscriptions	30,406	450,694	138,157	2,098,462
Distributions reinvested	14,480	222,417	10,422	132,600
Redemptions	(194,133)	(2,854,213)	(309,247)	(4,468,074)
Net decrease	(149,247)	(2,181,102)	(160,668)	(2,237,012)
Institutional Class
Subscriptions	232,089	3,802,093	832,225	13,083,574
Distributions reinvested	32,255	552,530	17,575	243,368
Redemptions	(581,767)	(9,476,570)	(367,086)	(5,615,850)
Net increase (decrease)	(317,423)	(5,121,947)	482,714	7,711,092
Institutional 2 Class
Subscriptions	26,308	429,639	31,966	540,045
Distributions reinvested	880	15,115	500	7,004
Redemptions	(13,559)	(226,379)	(29,151)	(453,364)
Net increase	13,629	218,375	3,315	93,685
Institutional 3 Class
Subscriptions	25,389	414,100	130,022	2,126,582
Distributions reinvested	6,236	106,207	4,348	59,826
Redemptions	(125,193)	(2,049,857)	(112,257)	(1,760,265)
Net increase (decrease)	(93,568)	(1,529,550)	22,113	426,143
Class R
Subscriptions	8,802	141,159	20,515	308,630
Distributions reinvested	1,505	24,419	792	10,421
Redemptions	(28,217)	(454,670)	(8,536)	(109,805)
Net increase (decrease)	(17,910)	(289,092)	12,771	209,246
Total net increase (decrease)	(780,294)	(12,364,347)	419,876	7,274,607
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Global Growth Fund | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Select Global Growth Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2020	$15.10	(0.13)	1.98	1.85	(0.50)	(0.50)
Year Ended 2/28/2019	$16.17	(0.14)	(0.73)	(0.87)	(0.20)	(0.20)
Year Ended 2/28/2018	$12.44	(0.12)	3.85	3.73	—	—
Year Ended 2/28/2017	$11.14	(0.10)	2.16	2.06	(0.76)	(0.76)
Year Ended 2/29/2016	$13.58	(0.09)	(2.12)	(2.21)	(0.23)	(0.23)
Advisor Class
Year Ended 2/29/2020	$15.47	(0.10)	2.03	1.93	(0.50)	(0.50)
Year Ended 2/28/2019	$16.52	(0.10)	(0.75)	(0.85)	(0.20)	(0.20)
Year Ended 2/28/2018	$12.67	(0.10)	3.95	3.85	—	—
Year Ended 2/28/2017	$11.31	(0.07)	2.19	2.12	(0.76)	(0.76)
Year Ended 2/29/2016	$13.75	(0.03)	(2.18)	(2.21)	(0.23)	(0.23)
Class C
Year Ended 2/29/2020	$14.03	(0.23)	1.83	1.60	(0.50)	(0.50)
Year Ended 2/28/2019	$15.16	(0.24)	(0.69)	(0.93)	(0.20)	(0.20)
Year Ended 2/28/2018	$11.74	(0.21)	3.63	3.42	—	—
Year Ended 2/28/2017	$10.64	(0.18)	2.04	1.86	(0.76)	(0.76)
Year Ended 2/29/2016	$13.07	(0.18)	(2.02)	(2.20)	(0.23)	(0.23)
Institutional Class
Year Ended 2/29/2020	$15.48	(0.09)	2.02	1.93	(0.50)	(0.50)
Year Ended 2/28/2019	$16.52	(0.10)	(0.74)	(0.84)	(0.20)	(0.20)
Year Ended 2/28/2018	$12.67	(0.08)	3.93	3.85	—	—
Year Ended 2/28/2017	$11.31	(0.07)	2.19	2.12	(0.76)	(0.76)
Year Ended 2/29/2016	$13.75	(0.05)	(2.16)	(2.21)	(0.23)	(0.23)
Institutional 2 Class
Year Ended 2/29/2020	$15.52	(0.09)	2.04	1.95	(0.50)	(0.50)
Year Ended 2/28/2019	$16.57	(0.10)	(0.75)	(0.85)	(0.20)	(0.20)
Year Ended 2/28/2018	$12.70	(0.08)	3.95	3.87	—	—
Year Ended 2/28/2017	$11.33	(0.06)	2.19	2.13	(0.76)	(0.76)
Year Ended 2/29/2016	$13.76	(0.06)	(2.14)	(2.20)	(0.23)	(0.23)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Global Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2020	$16.45	12.22%	1.54%(c)	1.30%(c),(d)	(0.83%)	20%	$29,069
Year Ended 2/28/2019	$15.10	(5.21%)	1.60%(c)	1.37%(c)	(0.90%)	46%	$29,548
Year Ended 2/28/2018	$16.17	29.98%	1.67%	1.38%(d)	(0.83%)	48%	$29,457
Year Ended 2/28/2017	$12.44	18.89%	1.60%	1.42%	(0.80%)	27%	$35,911
Year Ended 2/29/2016	$11.14	(16.49%)	1.57%	1.47%	(0.71%)	154%	$40,252
Advisor Class
Year Ended 2/29/2020	$16.90	12.45%	1.29%(c)	1.05%(c),(d)	(0.58%)	20%	$2,271
Year Ended 2/28/2019	$15.47	(4.98%)	1.34%(c)	1.12%(c)	(0.63%)	46%	$2,491
Year Ended 2/28/2018	$16.52	30.39%	1.44%	1.13%(d)	(0.65%)	48%	$3,899
Year Ended 2/28/2017	$12.67	19.15%	1.35%	1.17%	(0.53%)	27%	$1,484
Year Ended 2/29/2016	$11.31	(16.28%)	1.32%	1.22%	(0.26%)	154%	$1,451
Class C
Year Ended 2/29/2020	$15.13	11.37%	2.29%(c)	2.06%(c),(d)	(1.58%)	20%	$6,850
Year Ended 2/28/2019	$14.03	(5.95%)	2.34%(c)	2.12%(c)	(1.64%)	46%	$8,448
Year Ended 2/28/2018	$15.16	29.13%	2.43%	2.13%(d)	(1.58%)	48%	$11,558
Year Ended 2/28/2017	$11.74	17.86%	2.35%	2.17%	(1.55%)	27%	$10,718
Year Ended 2/29/2016	$10.64	(17.06%)	2.32%	2.22%	(1.45%)	154%	$13,111
Institutional Class
Year Ended 2/29/2020	$16.91	12.44%	1.29%(c)	1.05%(c),(d)	(0.58%)	20%	$20,552
Year Ended 2/28/2019	$15.48	(4.91%)	1.35%(c)	1.12%(c)	(0.65%)	46%	$23,722
Year Ended 2/28/2018	$16.52	30.39%	1.44%	1.13%(d)	(0.58%)	48%	$17,349
Year Ended 2/28/2017	$12.67	19.14%	1.35%	1.17%	(0.57%)	27%	$6,079
Year Ended 2/29/2016	$11.31	(16.29%)	1.32%	1.22%	(0.39%)	154%	$5,950
Institutional 2 Class
Year Ended 2/29/2020	$16.97	12.54%	1.23%(c)	1.00%(c)	(0.53%)	20%	$543
Year Ended 2/28/2019	$15.52	(4.96%)	1.28%(c)	1.08%(c)	(0.60%)	46%	$285
Year Ended 2/28/2018	$16.57	30.47%	1.37%	1.09%	(0.54%)	48%	$249
Year Ended 2/28/2017	$12.70	19.20%	1.26%	1.10%	(0.48%)	27%	$223
Year Ended 2/29/2016	$11.33	(16.20%)	1.21%	1.14%	(0.47%)	154%	$194
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/29/2020	$15.38	(0.08)	2.02	1.94	(0.50)	(0.50)
Year Ended 2/28/2019	$16.41	(0.09)	(0.74)	(0.83)	(0.20)	(0.20)
Year Ended 2/28/2018(e)	$12.70	(0.11)	3.82	3.71	—	—
Class R
Year Ended 2/29/2020	$14.75	(0.17)	1.93	1.76	(0.50)	(0.50)
Year Ended 2/28/2019	$15.83	(0.17)	(0.71)	(0.88)	(0.20)	(0.20)
Year Ended 2/28/2018	$12.21	(0.15)	3.77	3.62	—	—
Year Ended 2/28/2017	$10.97	(0.13)	2.13	2.00	(0.76)	(0.76)
Year Ended 2/29/2016	$13.41	(0.12)	(2.09)	(2.21)	(0.23)	(0.23)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Select Global Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/29/2020	$16.82	12.59%	1.18%(c)	0.94%(c)	(0.46%)	20%	$3,365
Year Ended 2/28/2019	$15.38	(4.89%)	1.23%(c)	1.02%(c)	(0.55%)	46%	$4,516
Year Ended 2/28/2018(e)	$16.41	29.21%	1.32%	1.03%	(0.71%)	48%	$4,454
Class R
Year Ended 2/29/2020	$16.01	11.90%	1.80%(c)	1.55%(c),(d)	(1.09%)	20%	$504
Year Ended 2/28/2019	$14.75	(5.38%)	1.85%(c)	1.62%(c)	(1.16%)	46%	$728
Year Ended 2/28/2018	$15.83	29.65%	1.93%	1.63%(d)	(1.08%)	48%	$580
Year Ended 2/28/2017	$12.21	18.63%	1.85%	1.67%	(1.08%)	27%	$647
Year Ended 2/29/2016	$10.97	(16.70%)	1.82%	1.72%	(0.93%)	154%	$543
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2020	21

Notes to Financial Statements
February 29, 2020
Note 1. Organization
Columbia Select Global Growth Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
22	Columbia Select Global Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia Select Global Growth Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
February 29, 2020
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
24	Columbia Select Global Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	10,935

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	124,216
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	(363,589)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	(84,562)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 29, 2020:
Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	11,591	(112,191)

*	Based on the ending quarterly outstanding amounts for the year ended February 29, 2020.
Columbia Select Global Growth Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 29, 2020:
Morgan Stanley ($)
Assets
Forward foreign currency exchange contracts	10,935
Liabilities
Forward foreign currency exchange contracts	124,216
Total financial and derivative net assets	(113,281)
Total collateral received (pledged) (a)	-
Net amount (b)	(113,281)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
26	Columbia Select Global Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2020 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Columbia Select Global Growth Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 29, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
28	Columbia Select Global Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	31,646
Class C	—	1.00(b)	195

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2019 through June 30, 2020	Prior to July 1, 2019
Class A	1.28%	1.37%
Advisor Class	1.03	1.12
Class C	2.03	2.12
Institutional Class	1.03	1.12
Institutional 2 Class	0.97	1.07
Institutional 3 Class	0.91	1.01
Class R	1.53	1.62
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Select Global Growth Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
February 29, 2020
At February 29, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, late-year ordinary losses, net operating loss reclassification, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
446,159	358,772	(804,931)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2020			Year Ended February 28, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	1,956,662	1,956,662	—	937,139	937,139
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	285,643	—	21,543,727
At February 29, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
41,796,474	22,695,992	(1,152,265)	21,543,727
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
271,924	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
30	Columbia Select Global Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $12,882,179 and $24,373,355, respectively, for the year ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 29, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,083,333	2.95	6
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 29, 2020.
Columbia Select Global Growth Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
February 29, 2020
Note 9. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
32	Columbia Select Global Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 29, 2020, affiliated shareholders of record owned 59.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
In February 2020, the Board of Trustees approved an Agreement and Plan of Reorganization to reorganize Columbia Select Global Growth Fund with and into Columbia Select Global Equity Fund. Pursuant to applicable law (including the 1940 Act) the reorganization may be implemented without shareholder approval. The reorganization is expected to occur in the third quarter of 2020 and is expected to be a tax-free reorganization for U.S. federal income tax purposes.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and
Columbia Select Global Growth Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
February 29, 2020
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
34	Columbia Select Global Growth Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select Global Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Global Growth Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Global Growth Fund | Annual Report 2020	35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend
$2,354,420
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	117	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	117	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
36	Columbia Select Global Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	117	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	117	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	117	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Columbia Select Global Growth Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	117	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	115	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	185	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
38	Columbia Select Global Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Select Global Growth Fund | Annual Report 2020	39

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Select Global Growth Fund | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Select Global Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN187_02_K01_(04/20)

Annual Report
February 29, 2020
Columbia Large Cap Enhanced Core Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Large Cap Enhanced Core Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Enhanced Core Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return before fees and expenses that exceeds the total return of the Standard & Poor’s (S&P) 500 Index.
Portfolio management
Brian Condon, CFA*
Co-Portfolio Manager
Managed Fund since 2009
* Brian Condon has announced that he plans to retire from the Investment Manager, on May 31, 2020. Until then, Mr. Condon will continue to serve as a Co-Portfolio Manager of the Fund.
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since December 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
	Inception	1 Year	5 Years	10 Years
Class A	07/31/96	2.33	7.35	12.09
Advisor Class*	07/01/15	2.60	7.60	12.23
Institutional Class	07/31/96	2.58	7.61	12.38
Institutional 2 Class*	06/25/14	2.66	7.72	12.32
Institutional 3 Class	07/15/09	2.73	7.77	12.53
Class R	01/23/06	2.04	7.08	11.82
S&P 500 Index		8.19	9.23	12.65
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Large Cap Enhanced Core Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2010 — February 29, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Enhanced Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 29, 2020)
Common Stocks	99.0
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	11.2
Consumer Discretionary	9.6
Consumer Staples	7.5
Energy	3.7
Financials	11.9
Health Care	14.6
Industrials	8.6
Information Technology	24.7
Materials	2.0
Real Estate	2.8
Utilities	3.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Enhanced Core Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended February 29, 2020, the Fund’s Class A shares returned 2.33%, underperforming its benchmark, the S&P 500 Index, which returned 8.19%. The Fund’s strategy is to keep sector weights generally in line with the benchmark, so relative performance was primarily driven by stock selection. During the period, the Fund outperformed the benchmark in the communication services sector. Consumer discretionary, financials and consumer staples sectors were the biggest areas of detraction for the Fund.
Global uncertainty cut into strong stock market gains, solid economic growth
Optimism prevailed early in 2019, buoyed by solid economic growth and a recovery from meaningful stock market losses in 2018. Strong job gains drove the unemployment rate down to 3.5%. Consumer spending and export trade supported U.S. economic growth. However, the pace of growth slowed to an estimated 2.1% for the year. In Europe, economic growth slowed as trade tensions and uncertainty mounted regarding Brexit (the U.K.’s departure from the European Union), which was finally resolved late in the year. At the same time, emerging markets came under pressure, driven by trade and tariff concerns. China’s economic conditions weakened and the spread of the coronavirus introduced enough global uncertainty to drive stock markets around the world down sharply in the final week of the period, raising concerns about the impact on global economic growth going forward.
Against this backdrop, the S&P 500 Index returned 8.19% for the 12-month period, giving up substantial gains during the last few trading days of February. The Bloomberg Barclays U.S. Aggregate Bond Index gained 11.68%, as the yield on the 10-year U.S. Treasury fell to 1.10%. (Bond yields and prices move in opposite directions.)
Stock selection models delivered mixed results
We divide the metrics for our stock selection model into three broad categories: value (fundamental measures, such as earnings and cash flow, relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. For the period, the Fund’s quality factors were the best performing category while the catalyst and value themes fell short of expectations. Many of the factors favored by the Fund’s value and quality themes were out of favor during the period.
The value component of the Fund’s systematic framework remained ineffectual for most of 2019, during which conservative market sentiment was reflected in depressed yields and sustained rallies in bullion markets. The value component was least effective in the consumer discretionary and real estate sectors. A high level of consumer spending inflated consumer discretionary stock prices relative to our quantitative measures of valuation. The real estate sector generally followed these same investor trends for the period. During the year, the Fund’s quantitative measure of quality became increasingly connected to proxies of value, which helped explain challenges in certain industry groups, including technology hardware and industrial services. In the technology hardware industry, overweight exposure to Cisco Systems, Inc. and an underweight in Apple, Inc. detracted from results.
Contributors and detractors
The Fund outperformed the benchmark return in the communication services sector. Lam Research Corp., Exxon Mobil Corp. and Qorvo, Inc. were top individual contributors. Investors continued to be attracted to semiconductor capital equipment company Lam Research for the high-growth potential associated with the chip memory market. The company has been aggressive in buying back its shares, and it pays a modest dividend. Qorvo has benefited from its positioning in mobile phones. But even as the coronavirus-led supply chain disruption in smartphones has hurt that end market, the company remains strong in defense and connectivity applications, such as the advance of 5G, the fifth generation of wireless technology. We exited the Fund’s position in Qorvo, taking profits. The Fund was underweight in integrated energy producer Exxon Mobil, which also aided relative results for the period.
Underperformance in the consumer discretionary, financials and consumer staples sectors were the biggest detractors from relative performance for the period. In the energy sector, an overweight in Marathon Oil Corp. weighed on results. In the consumer discretionary sector, an overweight in Under Armour, Inc. detracted from relative returns. An overweight in Walgreens Boots Alliance, Inc. hampered returns in the consumer staples sector. Shares of Houston-based Marathon Oil dropped as oil prices plunged. The company made a significant cut to its 2020 capital spending budget. Athletic brand Under
Columbia Large Cap Enhanced Core Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Armour has struggled to boost sluggish sales, particularly in the United States, its largest market. In November, the company confirmed that the U.S. Securities and Exchange Commission and the Justice Department were investigating its accounting methods, which was a further drag on performance. Walgreens Boots Alliance struggled throughout the period and missed both revenue and earnings estimates in the first quarter of 2020, which disappointed investors and drove shares downward.
Investment discipline based on stock selection model
Regardless of the economic environment, we maintain our investment discipline, which is linked to the Fund’s quantitative stock selection model. Consequently, we do not rely on macroeconomic scenarios or market outlooks to choose securities. We also seek to minimize sector weight differences between the Fund and its investment benchmark. We continue to favor stocks of companies with attributes considered most important in our quantitative stock selection model — companies with attractive valuations relative to their peers, strong business and market momentum and good quality of earnings and financial strength. Over the long term, we have found that stocks with these characteristics have had the potential to outperform their peers in various macroeconomic conditions.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Enhanced Core Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,015.90	1,020.49	4.41	4.42	0.88
Advisor Class	1,000.00	1,000.00	1,017.70	1,021.73	3.16	3.17	0.63
Institutional Class	1,000.00	1,000.00	1,017.50	1,021.73	3.16	3.17	0.63
Institutional 2 Class	1,000.00	1,000.00	1,017.90	1,022.18	2.71	2.72	0.54
Institutional 3 Class	1,000.00	1,000.00	1,018.20	1,022.43	2.46	2.46	0.49
Class R	1,000.00	1,000.00	1,014.80	1,019.24	5.66	5.67	1.13
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Large Cap Enhanced Core Fund | Annual Report 2020	7

Portfolio of Investments
February 29, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Communication Services 11.0%
Diversified Telecommunication Services 3.0%
AT&T, Inc.	170,100	5,990,922
Verizon Communications, Inc.	113,300	6,136,328
Total		12,127,250
Entertainment 1.3%
Electronic Arts, Inc.(a)	31,500	3,193,155
Take-Two Interactive Software, Inc.(a)	10,400	1,117,792
Walt Disney Co. (The)	8,700	1,023,555
Total		5,334,502
Interactive Media & Services 6.6%
Alphabet, Inc., Class A(a)	11,920	15,963,860
Facebook, Inc., Class A(a)	54,600	10,508,862
Total		26,472,722
Media 0.1%
Comcast Corp., Class A	12,600	509,418
Total Communication Services		44,443,892
Consumer Discretionary 9.5%
Distributors 0.6%
LKQ Corp.(a)	82,900	2,452,182
Diversified Consumer Services 0.2%
H&R Block, Inc.	42,600	880,542
Hotels, Restaurants & Leisure 1.0%
Hilton Worldwide Holdings, Inc.	16,700	1,623,240
MGM Resorts International	100,300	2,463,368
Total		4,086,608
Household Durables 0.8%
PulteGroup, Inc.	77,000	3,095,400
Internet & Direct Marketing Retail 3.3%
Amazon.com, Inc.(a)	5,530	10,417,137
eBay, Inc.	84,000	2,909,760
Total		13,326,897
Multiline Retail 0.8%
Target Corp.	30,400	3,131,200
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 1.7%
AutoZone, Inc.(a)	2,525	2,607,088
Best Buy Co., Inc.	34,100	2,579,665
Home Depot, Inc. (The)	8,100	1,764,504
Total		6,951,257
Textiles, Apparel & Luxury Goods 1.1%
Hanesbrands, Inc.	169,200	2,240,208
Under Armour, Inc., Class A(a)	138,800	1,969,572
Total		4,209,780
Total Consumer Discretionary		38,133,866
Consumer Staples 7.4%
Beverages 0.2%
Coca-Cola Co. (The)	11,800	631,182
PepsiCo, Inc.	2,400	316,872
Total		948,054
Food & Staples Retailing 1.2%
Walgreens Boots Alliance, Inc.	60,700	2,777,632
Walmart, Inc.	19,100	2,056,688
Total		4,834,320
Food Products 1.2%
General Mills, Inc.	58,900	2,886,100
Hershey Co. (The)	13,900	2,001,461
Total		4,887,561
Household Products 2.6%
Kimberly-Clark Corp.	26,100	3,424,059
Procter & Gamble Co. (The)	63,300	7,167,459
Total		10,591,518
Tobacco 2.2%
Altria Group, Inc.	90,900	3,669,633
Philip Morris International, Inc.	60,900	4,985,883
Total		8,655,516
Total Consumer Staples		29,916,969
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Enhanced Core Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 3.6%
Oil, Gas & Consumable Fuels 3.6%
Chevron Corp.	56,400	5,264,376
ConocoPhillips Co.	68,100	3,297,402
Exxon Mobil Corp.	20,000	1,028,800
HollyFrontier Corp.	19,400	653,392
Marathon Oil Corp.	191,900	1,588,932
Valero Energy Corp.	41,600	2,756,000
Total		14,588,902
Total Energy		14,588,902
Financials 11.8%
Banks 4.2%
Bank of America Corp.	174,300	4,967,550
Citigroup, Inc.	75,500	4,791,230
JPMorgan Chase & Co.	61,400	7,129,154
Wells Fargo & Co.	3,300	134,805
Total		17,022,739
Capital Markets 3.5%
Bank of New York Mellon Corp. (The)	77,400	3,088,260
Intercontinental Exchange, Inc.	39,800	3,550,956
Moody’s Corp.	14,600	3,504,438
S&P Global, Inc.	14,500	3,855,695
Total		13,999,349
Consumer Finance 0.9%
Capital One Financial Corp.	37,900	3,345,054
Synchrony Financial	16,700	485,970
Total		3,831,024
Diversified Financial Services 1.0%
Berkshire Hathaway, Inc., Class B(a)	18,700	3,858,558
Insurance 2.2%
Allstate Corp. (The)	30,900	3,252,225
MetLife, Inc.	43,300	1,849,776
Prudential Financial, Inc.	30,200	2,278,590
Unum Group	64,400	1,501,164
Total		8,881,755
Total Financials		47,593,425
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 14.4%
Biotechnology 2.4%
AbbVie, Inc.	36,500	3,128,415
Alexion Pharmaceuticals, Inc.(a)	15,500	1,457,465
Amgen, Inc.	2,300	459,379
Gilead Sciences, Inc.	14,800	1,026,528
Regeneron Pharmaceuticals, Inc.(a)	2,350	1,044,740
Vertex Pharmaceuticals, Inc.(a)	11,800	2,643,554
Total		9,760,081
Health Care Equipment & Supplies 3.2%
Dentsply Sirona, Inc.	52,600	2,590,024
Hologic, Inc.(a)	54,800	2,582,176
Medtronic PLC	45,700	4,600,619
STERIS PLC	20,500	3,251,710
Total		13,024,529
Health Care Providers & Services 2.7%
AmerisourceBergen Corp.	34,600	2,917,472
DaVita, Inc.(a)	40,700	3,159,134
Humana, Inc.	1,350	431,568
McKesson Corp.	22,100	3,090,906
UnitedHealth Group, Inc.	4,800	1,223,808
Total		10,822,888
Pharmaceuticals 6.1%
Bristol-Myers Squibb Co.	80,100	4,730,706
Eli Lilly & Co.	13,500	1,702,755
Johnson & Johnson	63,100	8,485,688
Merck & Co., Inc.	75,700	5,795,592
Mylan NV(a)	108,500	1,865,115
Perrigo Co. PLC	5,200	263,588
Pfizer, Inc.	46,600	1,557,372
Total		24,400,816
Total Health Care		58,008,314
Industrials 8.6%
Aerospace & Defense 1.1%
Huntington Ingalls Industries, Inc.	1,800	369,954
Lockheed Martin Corp.	11,100	4,105,557
Total		4,475,511

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 1.2%
Delta Air Lines, Inc.	49,200	2,269,596
Southwest Airlines Co.	56,600	2,614,354
Total		4,883,950
Building Products 0.7%
Masco Corp.	63,700	2,632,084
Commercial Services & Supplies 0.2%
Waste Management, Inc.	9,100	1,008,371
Electrical Equipment 1.6%
AMETEK, Inc.	32,800	2,820,800
Eaton Corp. PLC	38,500	3,492,720
Total		6,313,520
Industrial Conglomerates 0.6%
Honeywell International, Inc.	15,500	2,513,635
Machinery 2.4%
Cummins, Inc.	20,600	3,116,574
Illinois Tool Works, Inc.	21,500	3,607,270
Parker-Hannifin Corp.	15,500	2,863,935
Total		9,587,779
Road & Rail 0.8%
CSX Corp.	43,300	3,050,485
Total Industrials		34,465,335
Information Technology 24.4%
Communications Equipment 1.3%
Cisco Systems, Inc.	125,700	5,019,201
IT Services 4.5%
MasterCard, Inc., Class A	24,350	7,067,587
VeriSign, Inc.(a)	16,600	3,149,850
Visa, Inc., Class A	43,900	7,979,264
Total		18,196,701
Semiconductors & Semiconductor Equipment 4.6%
Broadcom, Inc.	16,450	4,484,599
Intel Corp.	115,500	6,412,560
Lam Research Corp.	12,400	3,638,532
QUALCOMM, Inc.	51,600	4,040,280
Total		18,575,971
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 9.1%
Adobe, Inc.(a)	12,700	4,383,024
Autodesk, Inc.(a)	18,800	3,588,544
Cadence Design Systems, Inc.(a)	3,700	244,718
Fortinet, Inc.(a)	30,700	3,133,242
Intuit, Inc.	15,000	3,987,750
Microsoft Corp.(b)	131,600	21,320,516
Total		36,657,794
Technology Hardware, Storage & Peripherals 4.9%
Apple, Inc.	59,275	16,203,414
HP, Inc.	177,300	3,686,067
Total		19,889,481
Total Information Technology		98,339,148
Materials 2.0%
Chemicals 1.0%
Celanese Corp., Class A	25,200	2,362,248
CF Industries Holdings, Inc.	17,800	656,108
LyondellBasell Industries NV, Class A	15,900	1,136,214
Total		4,154,570
Containers & Packaging 0.4%
Packaging Corp. of America	15,900	1,440,858
Metals & Mining 0.6%
Nucor Corp.	57,000	2,356,950
Total Materials		7,952,378
Real Estate 2.8%
Equity Real Estate Investment Trusts (REITS) 2.8%
American Tower Corp.	20,500	4,649,400
Equity Residential	5,900	443,090
Mid-America Apartment Communities, Inc.	22,200	2,869,572
SBA Communications Corp.	12,800	3,393,152
Total		11,355,214
Total Real Estate		11,355,214
Utilities 3.4%
Electric Utilities 2.4%
Exelon Corp.	74,800	3,224,628
NRG Energy, Inc.	81,100	2,693,331
Southern Co. (The)	58,500	3,531,060
Total		9,449,019

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Enhanced Core Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 0.7%
AES Corp. (The)	158,800	2,656,724
Multi-Utilities 0.3%
Sempra Energy	9,800	1,369,844
Total Utilities		13,475,587
Total Common Stocks (Cost $310,819,199)		398,273,030

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(c),(d)	3,972,793	3,972,793
Total Money Market Funds (Cost $3,972,536)		3,972,793
Total Investments in Securities (Cost: $314,791,735)		402,245,823
Other Assets & Liabilities, Net		219,061
Net Assets		402,464,884

At February 29, 2020, securities and/or cash totaling $453,628 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	33	03/2020	USD	4,869,315	—	(425,034)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	19,546,020	120,285,089	(135,858,316)	3,972,793	707	257	206,897	3,972,793
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
February 29, 2020
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	44,443,892	—	—	44,443,892
Consumer Discretionary	38,133,866	—	—	38,133,866
Consumer Staples	29,916,969	—	—	29,916,969
Energy	14,588,902	—	—	14,588,902
Financials	47,593,425	—	—	47,593,425
Health Care	58,008,314	—	—	58,008,314
Industrials	34,465,335	—	—	34,465,335
Information Technology	98,339,148	—	—	98,339,148
Materials	7,952,378	—	—	7,952,378
Real Estate	11,355,214	—	—	11,355,214
Utilities	13,475,587	—	—	13,475,587
Total Common Stocks	398,273,030	—	—	398,273,030
Money Market Funds	3,972,793	—	—	3,972,793
Total Investments in Securities	402,245,823	—	—	402,245,823
Investments in Derivatives
Liability
Futures Contracts	(425,034)	—	—	(425,034)
Total	401,820,789	—	—	401,820,789
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Enhanced Core Fund | Annual Report 2020

Statement of Assets and Liabilities
February 29, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $310,819,199)	$398,273,030
Affiliated issuers (cost $3,972,536)	3,972,793
Receivable for:
Capital shares sold	445,908
Dividends	791,389
Foreign tax reclaims	2,189
Expense reimbursement due from Investment Manager	3,649
Prepaid expenses	1,841
Total assets	403,490,799
Liabilities
Payable for:
Capital shares purchased	775,389
Variation margin for futures contracts	40,392
Management services fees	8,343
Distribution and/or service fees	1,104
Transfer agent fees	40,465
Compensation of board members	116,523
Compensation of chief compliance officer	10
Other expenses	43,689
Total liabilities	1,025,915
Net assets applicable to outstanding capital stock	$402,464,884
Represented by
Paid in capital	287,651,174
Total distributable earnings (loss)	114,813,710
Total - representing net assets applicable to outstanding capital stock	$402,464,884
Class A
Net assets	$56,438,737
Shares outstanding	2,441,826
Net asset value per share	$23.11
Advisor Class
Net assets	$12,021,298
Shares outstanding	526,592
Net asset value per share	$22.83
Institutional Class
Net assets	$97,348,108
Shares outstanding	4,219,888
Net asset value per share	$23.07
Institutional 2 Class
Net assets	$11,537,631
Shares outstanding	502,299
Net asset value per share	$22.97
Institutional 3 Class
Net assets	$173,757,428
Shares outstanding	7,529,396
Net asset value per share	$23.08
Class R
Net assets	$51,361,682
Shares outstanding	2,227,792
Net asset value per share	$23.05
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2020	13

Statement of Operations
Year Ended February 29, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$10,366,239
Dividends — affiliated issuers	206,897
Total income	10,573,136
Expenses:
Management services fees	3,964,615
Distribution and/or service fees
Class A	170,921
Class R	285,194
Transfer agent fees
Class A	104,918
Advisor Class	18,309
Institutional Class	427,343
Institutional 2 Class	15,120
Institutional 3 Class	8,335
Class R	87,785
Compensation of board members	31,713
Custodian fees	16,333
Printing and postage fees	28,532
Registration fees	97,112
Audit fees	33,088
Legal fees	12,456
Compensation of chief compliance officer	115
Other	15,573
Total expenses	5,317,462
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,665,918)
Expense reduction	(20)
Total net expenses	3,651,524
Net investment income	6,921,612
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	45,416,442
Investments — affiliated issuers	707
Futures contracts	1,348,230
Net realized gain	46,765,379
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(25,772,028)
Investments — affiliated issuers	257
Futures contracts	(1,439,004)
Net change in unrealized appreciation (depreciation)	(27,210,775)
Net realized and unrealized gain	19,554,604
Net increase in net assets resulting from operations	$26,476,216
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Enhanced Core Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended February 29, 2020	Year Ended February 28, 2019
Operations
Net investment income	$6,921,612	$5,789,214
Net realized gain	46,765,379	27,051,754
Net change in unrealized appreciation (depreciation)	(27,210,775)	(7,673,370)
Net increase in net assets resulting from operations	26,476,216	25,167,598
Distributions to shareholders
Net investment income and net realized gains
Class A	(2,721,479)	(6,770,212)
Advisor Class	(540,497)	(433,283)
Institutional Class	(12,448,896)	(27,350,744)
Institutional 2 Class	(1,215,314)	(1,476,257)
Institutional 3 Class	(3,428,701)	(4,260,470)
Class R	(2,226,779)	(4,770,255)
Total distributions to shareholders	(22,581,666)	(45,061,221)
Increase (decrease) in net assets from capital stock activity	(146,905,062)	165,302,223
Total increase (decrease) in net assets	(143,010,512)	145,408,600
Net assets at beginning of year	545,475,396	400,066,796
Net assets at end of year	$402,464,884	$545,475,396
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2020	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 29, 2020		February 28, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	467,778	11,427,290	1,222,867	28,928,382
Distributions reinvested	93,223	2,274,192	241,051	5,644,252
Redemptions	(1,328,844)	(32,787,695)	(662,483)	(15,851,999)
Net increase (decrease)	(767,843)	(19,086,213)	801,435	18,720,635
Advisor Class
Subscriptions	398,796	9,400,025	309,941	7,487,315
Distributions reinvested	22,389	540,374	19,095	432,974
Redemptions	(119,401)	(2,865,633)	(130,912)	(2,830,909)
Net increase	301,784	7,074,766	198,124	5,089,380
Institutional Class
Subscriptions	1,044,900	25,106,388	6,180,535	140,039,331
Distributions reinvested	252,722	6,140,053	451,353	10,534,985
Redemptions	(11,122,218)	(279,640,754)	(2,996,785)	(69,994,395)
Net increase (decrease)	(9,824,596)	(248,394,313)	3,635,103	80,579,921
Institutional 2 Class
Subscriptions	204,608	4,869,879	831,351	18,729,881
Distributions reinvested	50,090	1,215,180	63,602	1,475,923
Redemptions	(880,128)	(22,044,902)	(227,104)	(5,194,636)
Net increase (decrease)	(625,430)	(15,959,843)	667,849	15,011,168
Institutional 3 Class
Subscriptions	7,232,472	181,696,892	3,355,471	79,354,896
Distributions reinvested	140,369	3,420,127	183,442	4,255,865
Redemptions	(2,216,533)	(54,491,429)	(2,289,680)	(55,563,737)
Net increase	5,156,308	130,625,590	1,249,233	28,047,024
Class R
Subscriptions	1,133,833	27,391,983	1,262,838	30,559,259
Distributions reinvested	75,523	1,841,533	136,826	3,180,125
Redemptions	(1,244,666)	(30,398,565)	(661,854)	(15,885,289)
Net increase (decrease)	(35,310)	(1,165,049)	737,810	17,854,095
Total net increase (decrease)	(5,795,087)	(146,905,062)	7,289,554	165,302,223
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Enhanced Core Fund | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Large Cap Enhanced Core Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2020	$23.52	0.27	0.32	0.59	(0.24)	(0.76)	(1.00)
Year Ended 2/28/2019	$25.12	0.28	0.69	0.97	(0.24)	(2.33)	(2.57)
Year Ended 2/28/2018	$23.81	0.32	4.16	4.48	(0.32)	(2.85)	(3.17)
Year Ended 2/28/2017	$19.69	0.29	4.14	4.43	(0.31)	—	(0.31)
Year Ended 2/29/2016	$22.05	0.27	(2.20)	(1.93)	(0.43)	—	(0.43)
Advisor Class
Year Ended 2/29/2020	$23.23	0.33	0.32	0.65	(0.29)	(0.76)	(1.05)
Year Ended 2/28/2019	$24.85	0.36	0.65	1.01	(0.30)	(2.33)	(2.63)
Year Ended 2/28/2018	$23.58	0.37	4.13	4.50	(0.38)	(2.85)	(3.23)
Year Ended 2/28/2017	$19.49	0.36	4.09	4.45	(0.36)	—	(0.36)
Year Ended 2/29/2016(d)	$21.32	0.20	(1.74)	(1.54)	(0.29)	—	(0.29)
Institutional Class
Year Ended 2/29/2020	$23.47	0.32	0.33	0.65	(0.29)	(0.76)	(1.05)
Year Ended 2/28/2019	$25.07	0.34	0.69	1.03	(0.30)	(2.33)	(2.63)
Year Ended 2/28/2018	$23.77	0.38	4.15	4.53	(0.38)	(2.85)	(3.23)
Year Ended 2/28/2017	$19.65	0.34	4.14	4.48	(0.36)	—	(0.36)
Year Ended 2/29/2016	$22.01	0.34	(2.22)	(1.88)	(0.48)	—	(0.48)
Institutional 2 Class
Year Ended 2/29/2020	$23.37	0.35	0.32	0.67	(0.31)	(0.76)	(1.07)
Year Ended 2/28/2019	$24.98	0.37	0.68	1.05	(0.33)	(2.33)	(2.66)
Year Ended 2/28/2018	$23.69	0.40	4.14	4.54	(0.40)	(2.85)	(3.25)
Year Ended 2/28/2017	$19.58	0.36	4.13	4.49	(0.38)	—	(0.38)
Year Ended 2/29/2016	$21.93	0.37	(2.22)	(1.85)	(0.50)	—	(0.50)
Institutional 3 Class
Year Ended 2/29/2020	$23.47	0.38	0.31	0.69	(0.32)	(0.76)	(1.08)
Year Ended 2/28/2019	$25.07	0.38	0.69	1.07	(0.34)	(2.33)	(2.67)
Year Ended 2/28/2018	$23.77	0.44	4.13	4.57	(0.42)	(2.85)	(3.27)
Year Ended 2/28/2017	$19.65	0.37	4.14	4.51	(0.39)	—	(0.39)
Year Ended 2/29/2016	$22.01	0.38	(2.23)	(1.85)	(0.51)	—	(0.51)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Enhanced Core Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2020	$23.11	2.33%	1.20%	0.88%(c)	1.11%	77%	$56,439
Year Ended 2/28/2019	$23.52	4.14%	1.21%	0.89%	1.17%	99%	$75,497
Year Ended 2/28/2018	$25.12	19.81%	1.23%	0.89%	1.31%	70%	$60,502
Year Ended 2/28/2017	$23.81	22.62%	1.24%	0.89%(c)	1.32%	79%	$79,005
Year Ended 2/29/2016	$19.69	(8.94%)	1.25%	0.90%	1.27%	89%	$75,126
Advisor Class
Year Ended 2/29/2020	$22.83	2.60%	0.95%	0.63%(c)	1.38%	77%	$12,021
Year Ended 2/28/2019	$23.23	4.38%	0.96%	0.64%	1.53%	99%	$5,222
Year Ended 2/28/2018	$24.85	20.12%	0.98%	0.64%	1.48%	70%	$663
Year Ended 2/28/2017	$23.58	22.98%	0.99%	0.64%(c)	1.64%	79%	$260
Year Ended 2/29/2016(d)	$19.49	(7.31%)	1.01%(e)	0.65%(e)	1.49%(e)	89%	$120
Institutional Class
Year Ended 2/29/2020	$23.07	2.58%	0.94%	0.63%(c)	1.34%	77%	$97,348
Year Ended 2/28/2019	$23.47	4.42%	0.96%	0.64%	1.41%	99%	$329,587
Year Ended 2/28/2018	$25.07	20.08%	0.98%	0.64%	1.56%	70%	$260,985
Year Ended 2/28/2017	$23.77	22.94%	0.99%	0.64%(c)	1.57%	79%	$256,195
Year Ended 2/29/2016	$19.65	(8.73%)	1.00%	0.65%	1.61%	89%	$299,136
Institutional 2 Class
Year Ended 2/29/2020	$22.97	2.66%	0.85%	0.54%	1.46%	77%	$11,538
Year Ended 2/28/2019	$23.37	4.50%	0.87%	0.54%	1.56%	99%	$26,349
Year Ended 2/28/2018	$24.98	20.20%	0.87%	0.55%	1.63%	70%	$11,486
Year Ended 2/28/2017	$23.69	23.08%	0.86%	0.56%	1.66%	79%	$7,078
Year Ended 2/29/2016	$19.58	(8.62%)	0.84%	0.55%	1.78%	89%	$2,969
Institutional 3 Class
Year Ended 2/29/2020	$23.08	2.73%	0.81%	0.49%	1.59%	77%	$173,757
Year Ended 2/28/2019	$23.47	4.58%	0.81%	0.49%	1.61%	99%	$55,689
Year Ended 2/28/2018	$25.07	20.24%	0.82%	0.50%	1.77%	70%	$28,180
Year Ended 2/28/2017	$23.77	23.11%	0.81%	0.51%	1.71%	79%	$5,016
Year Ended 2/29/2016	$19.65	(8.59%)	0.80%	0.50%	1.79%	89%	$2,520
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 2/29/2020	$23.48	0.21	0.31	0.52	(0.19)	(0.76)	(0.95)
Year Ended 2/28/2019	$25.08	0.22	0.69	0.91	(0.18)	(2.33)	(2.51)
Year Ended 2/28/2018	$23.78	0.26	4.15	4.41	(0.26)	(2.85)	(3.11)
Year Ended 2/28/2017	$19.66	0.23	4.15	4.38	(0.26)	—	(0.26)
Year Ended 2/29/2016	$22.02	0.25	(2.24)	(1.99)	(0.37)	—	(0.37)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Advisor Class shares commenced operations on July 1, 2015. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Enhanced Core Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 2/29/2020	$23.05	2.04%	1.45%	1.13%(c)	0.86%	77%	$51,362
Year Ended 2/28/2019	$23.48	3.88%	1.46%	1.14%	0.93%	99%	$53,131
Year Ended 2/28/2018	$25.08	19.51%	1.48%	1.14%	1.06%	70%	$38,251
Year Ended 2/28/2017	$23.78	22.36%	1.49%	1.14%(c)	1.08%	79%	$37,996
Year Ended 2/29/2016	$19.66	(9.18%)	1.51%	1.15%	1.20%	89%	$29,687
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2020	21

Notes to Financial Statements
February 29, 2020
Note 1. Organization
Columbia Large Cap Enhanced Core Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
22	Columbia Large Cap Enhanced Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Large Cap Enhanced Core Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
February 29, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
24	Columbia Large Cap Enhanced Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2020:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	425,034*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,348,230

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(1,439,004)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 29, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	9,367,588

*	Based on the ending quarterly outstanding amounts for the year ended February 29, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Large Cap Enhanced Core Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2020 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
26	Columbia Large Cap Enhanced Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 29, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.16
Institutional Class	0.15
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.50% of the average daily net assets attributable to Class R shares of the Fund.
Columbia Large Cap Enhanced Core Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2019 through June 30, 2020	Prior to July 1, 2019
Class A	0.88%	0.89%
Advisor Class	0.63	0.64
Institutional Class	0.63	0.64
Institutional 2 Class	0.54	0.54
Institutional 3 Class	0.49	0.49
Class R	1.13	1.14
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, re-characterization of distributions for investments, and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(144,725)	(3,943,250)	4,087,975
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2020			Year Ended February 28, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,789,273	16,792,393	22,581,666	11,622,238	33,438,983	45,061,221
28	Columbia Large Cap Enhanced Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,303,078	28,865,818	—	84,760,216
At February 29, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
317,060,573	101,023,760	(16,263,544)	84,760,216
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $395,342,445 and $541,886,647, respectively, for the year ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 29, 2020.
Columbia Large Cap Enhanced Core Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
February 29, 2020
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 29, 2020.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems,
30	Columbia Large Cap Enhanced Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 29, 2020, one unaffiliated shareholder of record owned 35.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 10.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Large Cap Enhanced Core Fund | Annual Report 2020	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Enhanced Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Enhanced Core Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Large Cap Enhanced Core Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$42,745,135
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	117	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Large Cap Enhanced Core Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	117	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	117	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	117	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	117	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
34	Columbia Large Cap Enhanced Core Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	117	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	115	Director, NAPE Education Foundation since October 2016
Columbia Large Cap Enhanced Core Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	185	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
36	Columbia Large Cap Enhanced Core Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Large Cap Enhanced Core Fund | Annual Report 2020	37

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Large Cap Enhanced Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN173_02_K01_(04/20)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Brian J. Gallagher, Pamela G. Carlton, Anthony M. Santomero, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Gallagher, Ms. Carlton, Mr. Santomero, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the twelve series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 29, 2020 and February 28, 2019 are approximately as follows:

20202019

$348,000              $349,800

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 29, 2020 and February 28, 2019 are approximately as follows:

2020	2019
$7,500	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended February 29, 2020 and February 28, 2019 , there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 29, 2020 and February 28, 2019 are approximately as follows:

2020	2019
$5,820	$72,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2020 also includes fees paid for foreign tax services.

During the fiscal years ended February 29, 2020 and February 28, 2019 , there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 29, 2020 and February 28, 2019 are approximately as follows:

2020	2019
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 29, 2020 and February 28, 2019 are approximately as follows:

20202019

$225,000            $225,000

In fiscal years 2020 and 2019, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2020 and 2019 were pre-approved by the registrant's Audit Committee.

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 29, 2020 and February 28, 2019 are approximately as follows:

20202019

$238,300               $297,900

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	April 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	April 29, 2020
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	April 29, 2020
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	April 29, 2020